              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                              ON NOVEMBER 22, 1996

                       REGISTRATION NO. 33-57684; 811-7454

==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                       |X| POST-EFFECTIVE AMENDMENT NO. 8


                                       AND
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                              |X| AMENDMENT NO. 10


                        (CHECK APPROPRIATE BOX OR BOXES)

                              ---------------------

                              PACIFIC CAPITAL FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                              ---------------------

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 554-3862


                                  IRIMGA MCKAY
                              1230 COLUMBIA STREET
                           SAN DIEGO, CALIFORNIA 92101


                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 WITH A COPY TO:
                             JOEL H. GOLDBERG, ESQ.
                    SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


|_|  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)

|X|  ON NOVEMBER 29, 1996 PURSUANT TO PARAGRAPH (b)


|_|  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(i)
|_|  ON (DATE) PURSUANT TO PARAGRAPH (a)(i)
|_|  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(ii)
|_|  ON (DATE) PURSUANT TO PARAGRAPH (a)(ii) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

|_| THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT
|_| 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(i)
|_| ON (DATE) PURSUANT TO PARAGRAPH (a)(i)


PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT PREVIOUSLY ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES OF BENEFICIAL INTEREST, NO PAR VALUE. A RULE 24f-2 NOTICE WAS LAST FILED ON SEPTEMBER 26, 1996.

                              PACIFIC CAPITAL FUNDS
                              ---------------------
                              Cross Reference Sheet
                              ---------------------

===============================================================================
Part A           Prospectus Captions
------           -------------------

1                Cover Page

2                Fund Expenses; Highlights

3 (a) & (b)      Financial Highlights

4                Investment Objectives and Policies of the Funds; General
                 Information

5 Highlights; Management, Advisory, and Other Service Arrangements; General Information; Additional Discussion Regarding Permitted Investment Activities; Additional Risk Disclosure

5A               Not Applicable

6                General Information; Dividend and Tax Information

7 How to Purchase Retail Class Shares; How to Purchase Institutional Class Shares; Management, Advisory and Other Service Arrangements; Valuation of Retail Class Shares; Valuation of Institutional Class Shares

8                How to Redeem Retail Class Shares; How to Redeem
                 Institutional Class Shares

9                Not Applicable

Part B           Statement of Additional Information Captions
------           --------------------------------------------

10               Cover

11               Cover

12               Not Applicable

13               Investment Restrictions; Additional Information on Fund
                 Investments

14               Management

15               Management

16               Management; Distribution and Shareholder Service Plan;
                 Custodian; Independent Auditors

17               Portfolio Transactions

18               Capital Stock

19               Determination of Net Asset Value

20               Tax Information

21               Distribution and Shareholder Service Plan

22               Calculation of Yield and Total Return

23               Financial Statements


Part C           Other Information
------           -----------------

24-32 Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this document.

===============================================================================

                             PACIFIC CAPITAL FUNDS

                             GROWTH AND INCOME FUND
                               GROWTH STOCK FUND
                                 BALANCED FUND

                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

    Pacific Capital Funds (the "Trust") is a professionally managed, open-end, management investment company with multiple funds available for investment. This Prospectus contains information about three of the funds of the Trust--the Growth and Income Fund, the Growth Stock Fund and the Balanced Fund (each a "Fund" and collectively, the "Funds"). The Funds are advised by Hawaiian Trust Company, Limited ("Hawaiian Trust") and sponsored, administered and distributed by BISYS Fund Services ("BISYS" or the "Distributor"). The Balanced Fund has not yet commenced operations.


    This Prospectus relates only to the "Retail Class" of each Fund's shares; certain investors may qualify to invest in a Fund's "Institutional Class," which is not offered hereby. See "General Information--Description of the Trust and its Shares." This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated November 29, 1996 containing additional information about the Funds has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing to the Funds at the address printed above or by calling 800-258-9232.


FOR PURCHASE, REDEMPTION, ACCOUNT OR GENERAL INQUIRIES, CONTACT THE TRUST'S TRANSFER AGENT: ADMINISTRATIVE DATA MANAGEMENT CORPORATION, 581 MAIN STREET, WOODBRIDGE, NEW JERSEY 07095
                                  800-258-9232

                         THIS PROSPECTUS SHOULD BE READ
                       AND RETAINED FOR FUTURE REFERENCE

                            ------------------------
SHARES OF PACIFIC CAPITAL FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR
     GUARANTEED BY, HAWAIIAN TRUST OR ANY OF ITS AFFILIATES. SUCH SHARES
     ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
        CORPORATION OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS
             INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                 OF PRINCIPAL.
HAWAIIAN TRUST IS THE INVESTMENT ADVISER TO PACIFIC CAPITAL FUNDS. BISYS FUND
          SERVICES, WHICH IS NOT AFFILIATED WITH HAWAIIAN TRUST, IS
          THE SPONSOR AND DISTRIBUTOR FOR PACIFIC CAPITAL
                    FUNDS.

                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER
        REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                OFFENSE.

                            ------------------------


                      PROSPECTUS DATED NOVEMBER 29, 1996.

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
Highlights............................................................................     1
Fund Expenses.........................................................................     3
Financial Highlights..................................................................     5
Investment Objectives and Policies of the Funds.......................................     6
Additional Discussion Regarding Permitted Investment Activities.......................     7
Additional Investment Restrictions....................................................    15
Management, Advisory and Other Service Arrangements...................................    15
Valuation of Retail Class Shares......................................................    18
How to Purchase Retail Class Shares...................................................    18
How to Redeem Retail Class Shares.....................................................    23
Dividend and Tax Information..........................................................    25
General Information...................................................................    27

                                   HIGHLIGHTS

     This Prospectus describes the Funds, each of which has its own distinct investment objectives and policies, which are described and summarized here.

     GROWTH AND INCOME FUND--The primary investment objective of the Growth and Income Fund, a diversified portfolio, is to seek current income. A secondary objective of the Growth and Income Fund is long-term capital appreciation. Growth and Income Fund pursues these objectives by investing primarily in a diversified portfolio of high quality, dividend paying common stocks and securities that are convertible into common stocks.


     GROWTH STOCK FUND--The primary investment objective of the Growth Stock Fund, a diversified portfolio, is to provide investors with long-term capital appreciation. Income generation is a secondary objective of the Growth Stock Fund. Growth Stock Fund pursues these objectives by investing primarily in common stocks and securities that are convertible into common stocks of both domestic and foreign companies. The Growth Stock Fund may invest in securities issued by large, well-established companies, as well as those issued by smaller companies, subject to a minimum market capitalization of $50 million. There may be some additional risks associated with investments in smaller companies. See "Additional Discussion Regarding Permitted Investment Activities--Additional Risk Disclosure."


     BALANCED FUND--The primary investment objective of the Balanced Fund, a diversified portfolio, is to seek current income. A secondary objective of the Balanced Fund is long-term capital appreciation. The Balanced Fund pursues these objectives by investing in a diversified portfolio of common stocks, preferred stocks, bonds and securities that are convertible into common stocks. Common stocks will be selected on the basis of strong earnings growth trends, above-average prospects for future earnings growth, and diversification among industries and companies. Preferred stocks, bonds and convertible securities will be selected on the basis of strong earnings and credit record, the ability to provide current income, and the other characteristics described above with respect to common stocks.

CERTAIN RISKS

     Stocks held in the Funds' portfolios are subject to market risk (i.e., the possibility that common stock prices will decline over short or even extended periods). The U.S. stock market experiences periods when stock prices rise and periods when stock prices decline. The Growth Stock Fund may invest a significant portion of its assets in the securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but they may also involve greater risk. Such companies, relative to larger concerns, may have limited product lines, markets or financial resources, or may depend on a small group of key managers. Their securities may trade less frequently or in limited volume, or only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining equity prices.

     There can, of course, be no assurance that any mutual fund will achieve its investment objective. In addition, unlike insured bank deposits, an investment in the Funds is not insured against loss of principal. Equity securities such as those in which the Funds may invest are more volatile and carry more risk than some other forms of investment, such as short-term high-grade fixed income securities. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

                                                                      PROSPECTUS

     For additional information concerning the investment policies and practices of the Funds, see "Investment Objectives and Policies of the Funds," "Additional Discussion Regarding Permitted Investment Activities" and "Additional Investment Restrictions" in this Prospectus. Further information also is provided in the SAI.

PURCHASE OF RETAIL CLASS SHARES

     Retail Class Shares of each Fund are sold on a continuous basis and may be purchased by mail or by electronic transfer. See "How to Purchase Retail Class Shares." Initial purchases may be made with a minimum investment of $1,000 (the $1,000 minimum may be waived or reduced for certain accounts; the minimum initial purchase is $250 for Individual Retirement Accounts ("IRAs") and $100 for Auto Invest Plan participants). Subsequent investments may be made with as little as $50. For more information about purchasing Fund shares call ADM at 1-800-258-9232 or contact your Participating Organization.


     Shares of the Retail Class of the Funds are offered at net asset value plus a sales load. See "Valuation of Retail Class Shares." Only institutions (including Bank of Hawaii and its affiliated and correspondent banks) ("Institutions") acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying relationship at such Institution are eligible to invest in the Institutional Class of each Fund's shares, which are not offered hereby. See "General Information."


DIVIDENDS AND DISTRIBUTIONS

     The Funds will declare and pay dividends of substantially all of their net income monthly. Any net capital gains of a Fund will be distributed at least annually. At an investor's choice, dividends are paid by mail, directly deposited into a financial institution account, or automatically reinvested, without sales charges, in additional shares at the then-current net asset value. If no election is made, dividends will be automatically reinvested. See "Dividend and Tax Information."

HAWAIIAN TRUST AND BISYS


     For its services as investment adviser to the Funds, Hawaiian Trust receives a fee from each Fund at annual rates that are based on the Fund's average daily net assets. See "Fund Expenses" and "Management, Advisory and Other Service Arrangements." A subsidiary of Bank of Hawaii, Hawaiian Trust (a non-deposit taking institution) was founded in 1898 and is the oldest and largest trust company in Hawaii. It has investment management authority over approximately $6.3 billion in client financial assets. Hawaiian Trust is not authorized to and does not carry on a banking business.


     BISYS provides certain administrative services to the Funds, for which each Fund pays it a fee at an annual rate based on the Fund's average daily net assets. BISYS also distributes the Funds' shares, for which it may receive certain additional fees. See "Management, Advisory and Other Service Arrangements."

REDEMPTION OF RETAIL CLASS SHARES

     Retail Class Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a customer's Retail Class Shares may be subject to redemption in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization. See "How to Redeem Retail Class Shares."

PROSPECTUS

                                 FUND EXPENSES

     The following Table of Expenses lists the costs and expenses that a shareholder can expect to incur as an investor in the Retail Class of a Fund. Certain investors may qualify to invest in a Fund's Institutional Class, which is not offered hereby. Long-term Retail Class shareholders could pay more in distribution related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").

TABLE OF EXPENSES*


                                                               GROWTH AND          GROWTH         BALANCED
                                                               INCOME FUND       STOCK FUND         FUND
                                                              -------------      -----------      ---------
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases
       (as a percentage of offering price).................       4.00%             4.00%           4.00%
    Maximum Sales Load Imposed on Reinvested Dividends
       (as a percentage of offering price).................        None              None            None
    Deferred Sales Load (as a percentage of original
       purchase price or redemption proceeds, as
       applicable).........................................        None              None            None
    Redemption Fees**......................................        None              None            None
    Exchange Fee...........................................        None              None            None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
    Management Fees........................................       0.80%             0.80%           0.80%
    12b-1 Fees (after waivers).............................       0.25%             0.25%           0.25%
    Other Expenses (after waivers and reimbursements)......       0.32%             0.29%           0.32%
    Total Fund Operating Expenses (after waivers)..........       1.37%             1.34%           1.37%


EXAMPLE

     A shareholder would pay the following expenses on a $1,000 investment in Retail Class Shares assuming (1) 5% annual return*** and (2) redemption at the end of each time period.


                                                               GROWTH AND          GROWTH         BALANCED
                                                               INCOME FUND       STOCK FUND         FUND
                                                              -------------      -----------      ---------
Time Period
    1 year.................................................       $  53             $  53           $  53
    3 years................................................       $  82             $  81           $  82
    5 years................................................       $ 112             $ 110           $ 112
    10 years...............................................       $ 198             $ 195           $ 198

------------
  * Investors who purchase shares through a Participating Organization, including an affiliate of Hawaiian Trust or an Institution (as defined above), may be charged account-level fees for additional services provided to them by such Participating Organization in connection with investment in a Fund.
 ** The Transfer Agent will reduce the amount of a wire redemption payment by its then current wire redemption charge. As of the date of this Prospectus, there is no charge for wire redemptions. While this policy is subject to change at any time, it is not anticipated that such charge would exceed $7 per wire redemption.

*** The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. The actual rate of return may be greater or lesser than the assumed rate. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.


                                                                      PROSPECTUS

EXPLANATION OF TABLE


     The purpose of the foregoing table is to assist shareholders in understanding the various costs and expenses that an investor in the Retail Class of the Funds will bear. With respect to Growth Stock Fund and Growth and Income Fund, the amounts set forth under "Annual Fund Operating Expenses," as well as expense amounts used in the Example, are based on actual amounts incurred during the most recent fiscal year, restated to reflect fee waivers and expense reimbursements in effect as of the date of this Prospectus. With respect to the Balanced Fund (which has not yet commenced operations as of this date of this Prospectus) all such amounts are based on estimated amounts for the current fiscal year. See "Management, Advisory and Other Service Arrangements--The Sponsor, Administrator and Distributor." In addition, "Rule 12b-1 Fees" have been adjusted to reflect the current fee payable (after voluntary waiver) as of the date of this Prospectus. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations.



     Hawaiian Trust and BISYS each may elect, in its sole discretion, to otherwise waive or reimburse its respective fees. Any such waivers or reimbursements will reduce the total expenses of the Fund to which they apply, thereby increasing yield or total return. As described above, the percentages shown above under "12b-1 Fees," "Other Expenses" and "Total Fund Operating Expenses" for the Funds reflect voluntary fee waivers and reimbursements. Absent such waivers and reimbursements, these percentages would be (i) 0.75%, 0.33% and 1.88% for the Growth Stock Fund; (ii) 0.75%, 0.36% and 1.91% for the Growth and Income Fund; and (iii) 0.75%, 0.36% and 1.91% for the Balanced Fund. There can be no assurance that the foregoing waivers and expense reimbursements will continue to apply.


PROSPECTUS

                              FINANCIAL HIGHLIGHTS


     The Financial Highlights in the table below set forth certain financial data and investment results of the Growth Stock Fund and Growth and Income Fund since the commencement of operations of the Retail Class shares of these Funds, and are expressed in one share outstanding throughout the relevant period. The Financial Highlights are derived from the financial statements of Pacific Capital Funds which have been audited by Ernst & Young LLP, independent auditors. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information. The Trust's annual report contains additional performance information relating to the Funds and is available upon request, without charge.



                                                   GROWTH AND
                                                   INCOME FUND                          GROWTH STOCK FUND
                                         -------------------------------  ----------------------------------------------
                                                        OCTOBER 14, 1994  YEAR ENDED                    NOVEMBER 1, 1993
                                          YEAR ENDED           TO          JULY 31,      YEAR ENDED            TO
                                         JULY 31, 1996  JULY 31, 1995(A)     1996     JULY 31, 1995(F)  JULY 31, 1994(A)
                                         -------------  ----------------  ----------  ----------------  ----------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 11.44          $10.00        $  11.71        $ 9.83           $  10.00
                                         -------------       ------       ----------       ------            -------
Investment Activities
    Net investment income...............       0.16            0.17            0.07          0.12               0.07
                                         -------------       ------       ----------       ------            -------
    Net realized and unrealized gain
      (loss) on investments.............       1.19            1.44            0.89          1.87              (0.18)
                                         -------------       ------       ----------       ------            -------
        Total from Investment
          Activities....................       1.35            1.61            0.96          1.99              (0.11)
                                         -------------       ------       ----------       ------            -------
Distributions
    Net investment income...............      (0.15)          (0.17)          (0.07)        (0.11)             (0.06)
                                         -------------       ------       ----------       ------            -------
    In excess of net investment
      income............................      (0.01)             --              --            --                 --
                                         -------------       ------       ----------       ------            -------
    Net realized gains..................      (0.31)             --           (0.22)           --                 --
                                         -------------       ------       ----------       ------            -------
    In excess of net realized gains.....         --              --           (0.49)           --                 --
                                         -------------       ------       ----------       ------            -------
        Total Distributions.............      (0.47)          (0.17)          (0.78)        (0.11)             (0.06)
                                         -------------       ------       ----------       ------            -------
NET ASSET VALUE, END OF PERIOD..........    $ 12.32          $11.44        $  11.89        $11.71           $   9.83
                                         ============   ===============   ==========  ===============   ================
Total Return (excludes sales charges)...      11.96%(b)       16.35%(b)        8.25%(b)       20.43%           (1.05%)(b)
RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period (000)...    $ 1,160          $  328        $  5,261        $3,905           $ 56,121
    Ratio of expenses to average net
      assets............................       1.37%(c)        1.40%(c)        1.34%(c)        1.36%            1.41%(c)
    Ratio of net investment income to
      average net assets................       1.03%(c)        2.08%(c)        0.60%(c)        1.12%            0.98%(c)
    Ratio of expenses to average net
      assets*...........................       1.91%(c)        1.99%(c)        1.88%(c)        1.98%            2.31%(c)
    Ratio of net investment income to
      average net assets*...............       0.49%(c)        1.49%(c)        0.06%(c)        0.50%            0.07%(c)
Portfolio Turnover(d)...................      80.83%          12.78%          61.30%        32.40%             25.89%
Average Commission Rate paid(e).........    $0.0921              --        $ 0.0895            --                 --

------------
* During the period, certain fees were voluntarily reduced. In addition, with respect to the Growth Stock Fund, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.
(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


(f) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.


    Balanced Fund has not yet commenced operations and, therefore, no information is provided for the Fund.

                                                                      PROSPECTUS

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     Each Fund has its own investment objectives, as described earlier in this Prospectus. Each Fund also follows its own investment policies and practices, subject to certain investment restrictions, all described further below and in "Additional Discussion Regarding Permitted Investment Activities." The SAI also contains more specific descriptions of investment restrictions which govern the investments of each of the Funds.

GROWTH AND INCOME FUND

     The Growth and Income Fund invests primarily in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. The Growth and Income Fund anticipates investing in securities that currently have in the aggregate an above average dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of the Growth and Income Fund. However, these holdings may be balanced with lower yielding but higher growth-oriented securities to achieve more growth potential. Under normal market conditions, the Growth and Income Fund will invest at least 65% of the value of its total assets in income producing common stocks and securities convertible into common stocks.

GROWTH STOCK FUND

     The Growth Stock Fund invests primarily in common stocks and securities that are convertible into common stocks of both domestic and foreign companies. Under normal market conditions, the Growth Stock Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks.

BALANCED FUND

     The Balanced Fund invests primarily in common stocks, preferred stocks, bonds, and securities that are convertible into common stocks. Under normal market conditions, the Balanced Fund will invest in common stocks, fixed income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed-income securities, options and rights). At least 25% of the value of the Balanced Fund's assets will be invested in senior fixed-income securities.

     The Balanced Fund will invest in common stocks of issuers that exhibit strong earnings growth trends and that are believed by the Fund to have above-average prospects for future earnings growth. The Balanced Fund will maintain a portfolio of common stocks diversified among industries and companies. The Balanced Fund may invest in common stocks of large companies (i.e., those companies with more than $750 million in capitalization) which the Fund believes offer the potential for long-term earnings growth and/or above-average dividend yield. Some investments may also be made in common stocks of medium and smaller sized companies (i.e., those companies with at least $250 million, but less than $750 million in capitalization) which have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities but which may involve greater volatility than investments in larger companies.

     The Balanced Fund intends to invest less than 50% of its total assets in the securities of medium and smaller sized companies and the remainder in securities of larger sized companies. However, the actual percentage may vary according to changes in market conditions and the judgment of Hawaiian Trust of how best to achieve the Balanced Fund's investment objective. For risk disclosure regarding investments in medium and smaller sized companies, see "Highlights--Certain Risks."
                            ------------------------

      Debt obligations acquired by the Funds will, at the time of purchase, be rated investment grade or

PROSPECTUS
better, that is, obligations rated in one of the top four rating categories assigned by a nationally recognized statistical rating organization (an "NRSRO"), or unrated obligations determined by Hawaiian Trust to be of comparable quality. See SAI, "Appendix A."

        ADDITIONAL DISCUSSION REGARDING PERMITTED INVESTMENT ACTIVITIES

CONVERTIBLE SECURITIES

     To the extent described above, the Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or other issuers. Convertible securities, while usually subordinated to nonconvertible debt securities of the same issuer, are senior to common stocks in an issuer's capital structure. Convertible securities may offer more flexibility by providing the investor with a steady income stream (generally yielding a lower amount than nonconvertible securities of the same issuer and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Convertible securities prices tend to be influenced by changes in the market value of the common stock as well as changes in interest rates. Convertible securities in which the Funds invest are subject to the same rating criteria as the Funds' investments in debt obligations. See "Investment Objectives and Polices of the Funds," above.

U.S. GOVERNMENT OBLIGATIONS

     Each of the Funds may invest in U.S. Government Obligations which include, in addition to U.S. Treasury Securities, the obligations of Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Student Loan Marketing Association ("SLMA"), Federal National Mortgage Association ("FNMA"), Resolution Trust Corporation and Federal Home Loan Mortgage Corporation ("FHLMC"). U.S. Treasury Securities and certain other obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments. The Funds will invest in the obligations of such instrumentalities only when Hawaiian Trust believes that the credit risk with respect to the instrumentality is minimal.

BANK AND SAVINGS AND LOAN OBLIGATIONS

     Each of the Funds may invest in Bank and Savings and Loan obligations. These obligations include negotiable certificates of deposit, fixed-time deposits, bankers' acceptances, and interest bearing demand accounts. The Funds limit their bank investments to dollar-denominated obligations of U.S., Canadian, Asian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.

                                                                      PROSPECTUS

COMMERCIAL PAPER

     Each of the Funds may invest in commercial paper that is rated at the time of purchase in the highest short-term rating category by an NRSRO or unrated if considered by Hawaiian Trust to be of comparable quality. Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.

CORPORATE SECURITIES

     Each of the Funds may invest in debt securities issued by domestic corporations, U.S. dollar-denominated debt securities issued by Canadian corporations, Yankee bonds and supra-national obligations. Yankee bonds are U.S. dollar-denominated obligations issued by foreign governments or companies. Supra-national obligations are U.S. dollar-denominated obligations issued by international entities such as the World Bank and the Inter-American Development Bank.

PREFERRED STOCK

     Each of the Funds may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

ILLIQUID SECURITIES

     Each of the Funds may invest in illiquid securities. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid. Repurchase agreements with a duration of more than seven days, time deposits that do not provide for payment to a Fund within seven days after notice, Guaranteed Investment Contracts ("GICs") and most commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933 (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less) are subject to this 15% limit.

     If otherwise consistent with its investment objectives and policies, any of the Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by Hawaiian Trust, acting under guidelines and procedures that are developed, established and monitored by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Funds during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop.

BORROWINGS

     Each Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes in order to meet redemptions. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements which are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. The Funds would pay interest

PROSPECTUS
on amounts obtained pursuant to a reverse repurchase agreement.

LOANS OF PORTFOLIO SECURITIES


     Each of the Funds may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high-grade debt obligations equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, Hawaiian Trust will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily by Hawaiian Trust. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of such Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that had delivered cash-equivalent collateral. No Fund will lend securities having a value that exceeds 30% of the current value of its total assets. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, Hawaiian Trust, or BISYS.


FUTURES CONTRACTS AND RELATED OPTIONS

     Each of the Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

     The Funds may engage in such futures contracts in an effort to hedge against market risks and/ or manage cash flow into the Funds. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Funds can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Funds, through the purchase of such contracts, can attempt to secure better rates or prices for the Funds than might later be available in the market when it effects anticipated purchases. Alternatively, futures may be used to manage cash flows into and out of the Funds. For example, the investment manager may wish to be fully invested in a particular asset class. Through the use of futures, the manager can achieve this objective immediately while temporarily deferring industry and security selection, in the interest of timeliness.

     The acquisition of put and call options on futures contracts will, respectively, give the Funds the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

     Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of each Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of each Fund's total assets. Futures

                                                                      PROSPECTUS
transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.


     Futures transactions involve brokerage costs and require the Funds to segregate assets to cover contracts that would require it to purchase securities or currencies. The Funds may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such losses are potentially significant and unanticipated changes may also result in poorer overall performance than if the Funds had not entered into any futures transactions. In addition, the value of each Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting each Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. Where a liquid secondary market does not exist, a Fund is unlikely to be able to control losses by closing out futures positions. Finally, gains and losses on investments in options and futures depend on Hawaiian Trust's ability to predict correctly the direction of stock prices, interest rates and other economic factors.


ASSET BACKED SECURITIES

     Each of the Funds may invest in Asset Backed Securities. Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, and other assets originated by various lenders. Asset Backed Securities acquired by a Fund consist of both mortgage and non-mortgage backed securities. Interest in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

     The life of an Asset Backed Security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an Asset Backed Security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

     Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

     One such type of mortgage backed security is a GNMA Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate; the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate. This type of obligation is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. Such securities will be purchased for the Funds only when Hawaiian Trust determines

PROSPECTUS
that they are readily marketable at the time of purchase.

     The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by Hawaiian Trust and used for the purpose of determining, respectively, the average weighted maturity of the Funds. Various independent mortgage backed securities dealers publish average remaining life data using proprietary models and, in making such determinations for the Funds, Hawaiian Trust might deem such data unreasonable if such data appeared to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage backed securities dealers.

     The Funds also may invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Such securities also may be debt instruments, which also are known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

     Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by the Funds only when such securities are readily marketable and rated in one of the two highest rating categories by an NRSRO or if unrated, deemed to be of comparable quality at the time of purchase. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. See the SAI, "Additional Information on Fund Investments."

REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily by Hawaiian Trust. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

OTHER INVESTMENT COMPANIES


     In connection with the management of its daily cash position, each of the Funds may invest in securities issued by other investment companies, including other investment companies managed by Hawaiian Trust. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each of the


                                                                      PROSPECTUS

Funds intends to limit its investments so that as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total stock of any one closed-end company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. However, Hawaiian Trust has undertaken to waive or reimburse the Funds its advisory fees with respect to Fund assets so invested (except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition).

REAL ESTATE MORTGAGE INVESTMENT CONDUITS

     Each of the Funds may invest in Real Estate Mortgage Investment Conduits ("REMICs"). REMICs are a pass-through vehicle created to issue multiclass mortgage-backed securities. REMICs may be organized as corporations, partnerships, or trusts and those meeting certain qualifications are not subject to double taxation. Interests in REMICs may be senior or junior, regular (debt instruments) or residual (equity interests).

FLOATING AND VARIABLE RATE DEBT INSTRUMENTS

     Each of the Funds may invest in floating and variable rate debt instruments. Floating and variable rate debt instruments bear interest at rates that are not fixed, but vary with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at a par value prior to maturity. The floating and variable rate instruments that the Funds may purchase include certificates of participation in such obligations purchased from banks. Hawaiian Trust will monitor on an ongoing basis the ability of an issuer of a demand instrument to make payment when due, which could be affected by events occurring between the date the Funds elect to demand payment and the date payment is due, except when such demand instruments permit same-day settlement. In this regard, Hawaiian Trust, pursuant to direction of the Board of Trustees, will determine the liquidity of those instruments with demand features that cannot be exercised within seven days.

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS

     Each of the Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. The forward commitments and when-issued purchases are not expected to exceed 25% of the value of any of the Funds' total assets absent unusual market conditions.

     The Funds will not start earning interest or dividends on when-issued securities until they are received. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determin-

PROSPECTUS
ing the net asset value of a Fund starting on the date such Fund agrees to purchase the securities. Each Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to such Fund's commitment to purchase securities on a when-issued or forward commitment basis. If the value of these assets declines, the Fund will replace additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

LETTERS OF CREDIT AND LIQUIDITY AGREEMENTS

     Each of the Funds may purchase debt obligations that are backed by an irrevocable letter of credit or liquidity agreement of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Hawaiian Trust, are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit and liquidity agreement backed investments.

FOREIGN SECURITIES

     Each of the Funds may invest in securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, tax on interest, gains and/or dividends may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

WARRANTS


     Each of the Funds may invest in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. It is anticipated that the Board of Trustees will approve, effective January 1, 1997, elimination of the requirement that no Fund may invest more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), or more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange, and adoption of a policy that no Fund may invest more than 10% of its net assets in warrants.


OPTIONS

     Each of the Funds may purchase put and call options and write covered put and call options on securities in which such Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System in an amount not exceeding 5% of the Fund's net assets. Options may be entered into in an attempt to hedge a Fund's portfolio against market risk or to enhance income (e.g., to attempt to realize through the receipt of premiums a greater current return than would be realized on the underlying securities alone). See the SAI, "Additional Information on Fund Investments."

                                                                      PROSPECTUS

INTEREST ONLY OR PRINCIPAL ONLY OBLIGATIONS

     Each of the Funds may make limited investments (not exceeding 5% of the relevant Fund's net assets) in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPs"). Under the STRIPs program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

GUARANTEED INVESTMENT CONTRACTS

     Each of the Funds may invest up to 5% of its net assets in Guaranteed Investment Contracts ("GICs") issued by highly rated U.S. insurance companies. GICs are considered to be illiquid, and accordingly, are subject to each Fund's 15% limitation on investment in illiquid securities. See the SAI, "Additional Information on Fund Investments."

ADDITIONAL RISK DISCLOSURE

     Obligations rated in the lowest of the top four rating categories by an NRSRO have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating category may be reduced below the minimum rating required for purchase by the respective Fund. Hawaiian Trust will consider such an event in determining whether the relevant Fund should continue to hold the obligation.

PORTFOLIO TURNOVER


     Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a Fund may sell a portfolio investment soon after its acquisition if Hawaiian Trust believes that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. The annual portfolio turnover rate is not expected to exceed 100% for any Fund. For the fiscal years ended July 31, 1996 and July 31, 1995, the portfolio turnover rate for Growth Stock Fund was 61.30% and 32.40%, respectively. For the fiscal year ended July 31, 1996 and the period October 14, 1994 (commencement of operations) to July 31, 1995, the portfolio turnover rate for Growth and Income Fund was 80.83% and 12.78%, respectively. See "Portfolio Transactions" in the SAI for additional information relating to portfolio turnover.


INVESTMENT POLICIES

     Each Fund's investment objectives, as set forth in the first paragraph of the description of each Fund in the "Highlights" section, are fundamental; that is, they may not be changed without approval by vote of the holders of a majority of the relevant Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Trust's Board of Trustees determines, however, that a Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Trust's Board may make such change without shareholder approval and will disclose any such material changes in the then current prospectus. Any policy that is not specified in a Fund's Prospectus, or in the SAI, as being fundamental, is nonfundamental.

PROSPECTUS

                       ADDITIONAL INVESTMENT RESTRICTIONS

     As matters of fundamental policy, each of the Funds may not:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations;
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


     3. Make loans, borrow money or issue senior securities, except under certain circumstances, and subject to certain percentage limitations, specified above and in the SAI.


              MANAGEMENT, ADVISORY AND OTHER SERVICE ARRANGEMENTS

THE BOARD OF TRUSTEES


     The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The names and principal occupations of the Trustees of the Trust are listed below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.


                            POSITION(S) HELD
   NAME AND ADDRESS          WITH THE TRUST                     PRINCIPAL OCCUPATION
----------------------- ------------------------    ---------------------------------------------

Deborah G. Patterson*   Trustee and Chairperson     Senior Vice President of Bank of
                                                    Hawaii--Asset Management and Private Client
                                                    Group (1994- present); Director of KPMG Peat
                                                    Marwick (1993-1994); Senior Vice President
                                                    and Manager of Wells Fargo Bank (1987-1992)

Irimga McKay*            Trustee and President      Senior Vice President of BISYS Fund Services
                                                    (1994-present); Senior Vice President of
                                                    Concord Financial Group (1986-1994)

Douglas Philpotts*              Trustee             Chairman of the Board of Directors
                                                    (1992-1994), President (1986-1992), and
                                                    Director (1984-present) of Hawaiian Trust
                                                    Company Limited

Richard W. Gushman, II          Trustee             President and Chief Executive Officer of
                                                    OKOA, Inc. (1985-present); Adviser to RAMPAC,
                                                    Inc.

Stanley W. Hong                 Trustee             President and Chief Executive Officer of the
                                                    Chamber of Commerce of Hawaii (1996-present);
                                                    Business Consultant (1994-present)


                                                                      PROSPECTUS

                            POSITION(S) HELD
   NAME AND ADDRESS          WITH THE TRUST                     PRINCIPAL OCCUPATION
----------------------- ------------------------    ---------------------------------------------
Russell K. Okata                Trustee             Executive Director of Hawaii Government
                                                    Employees Association (1981-present)

Oswald K. Stender               Trustee             Trustee of Bernice Pauahi Bishop Estate
                                                    (1990-present); Director of Hawaiian Electric
                                                    Industries, Inc. (1993-present)


     Trustees of the Trust who are not officers or employees of the Trust, BISYS or Hawaiian Trust are entitled to receive from the Trust a quarterly retainer and a fee for each Board of Trustees meeting attended. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

THE ADVISER


     Pursuant to an Advisory Agreement, the Funds are advised by Hawaiian Trust, whose address is Financial Plaza of the Pacific, 111 S. King Street, Honolulu, Hawaii 96813. Hawaiian Trust is a Hawaii corporation organized in 1898 and is the largest trust company in the State of Hawaii, both in terms of assets under administration and assets under management. As of June 30, 1996, Hawaiian Trust had approximately $6.3 billion of client financial assets under management. Hawaiian Trust is a wholly owned subsidiary of Bank of Hawaii, the largest banking organization headquartered in the State of Hawaii, with approximately $13 billion of assets as of June 30, 1996 and branches and offices throughout the Pacific Basin, including Guam, Singapore, Tokyo, Seoul and Taiwan. All shares of Bank of Hawaii are owned by Bancorp Hawaii, Inc. ("Bancorp") and Bank of Hawaii's Directors (each of whom owns qualifying shares as required by Hawaii law). Bancorp is a bank holding company, registered under the Bank Holding Company Act of 1956, as amended, and its common stock is listed and traded on the New York Stock Exchange (the "Exchange"). Bancorp files annual and periodic reports with the Commission and the Exchange, which are available for public inspection. Hawaiian Trust is not authorized to and does not carry on a banking business.



     The actual management of the portfolios of the Trust is coordinated by Hawaiian Trust's investment unit, which is staffed with more than 30 people, including six Chartered Financial Analysts and seven M.B.A.'s. All investment decisions of the Funds are made by a committee, and no person is primarily responsible for making recommendations to the committee. Hawaiian Trust has served as investment adviser to other investment companies since 1984. These include the Hawaiian Tax-Free Trust, with assets exceeding $650 million as of June 30, 1996, and the Cash Assets Trust, with assets of approximately $670 million as of June 30, 1996.


     Subject to the supervision of the Board of Trustees, Hawaiian Trust will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. Hawaiian Trust will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. Hawaiian Trust will provide the services under the Advisory Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions.


     For its services under the Advisory Agreement, Hawaiian Trust is entitled to monthly advisory fees at the annual rate of 0.80% of each Fund's average daily net assets. For the fiscal year ended July 31, 1996, the advisory fees paid by the Funds to Hawaiian Trust under the Advisory Agreement, as a percentage of average daily net assets, were: Growth Stock Fund--0.80% and Growth and Income Fund--0.80%.


PROSPECTUS

THE SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     BISYS is the administrator for each Fund, and also acts as the Trust's principal underwriter and distributor. BISYS generally assists in all aspects of the administration and operation of the Funds. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Trust, BISYS is entitled to receive a fee from the Funds, computed daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Fund.


     For the fiscal year ended July 31, 1996, the ratio of total expenses to average net assets for the Growth Stock Fund was 1.88% (excluding waivers). For the fiscal year ended July 31, 1996, the ratio of total expenses to average net assets for Growth and Income Fund was 1.91% (excluding waivers).


     In addition, BISYS, as the principal underwriter of the Funds within the meaning of the 1940 Act has entered into a Distribution Agreement with the Trust pursuant to which BISYS has the responsibility for distributing shares of the Funds. The Distribution Agreement provides that BISYS shall act as agent for the Funds for the sale of their shares and may enter into selling agreements with banks, broker/dealers or other financial institutions to market and make available shares to their respective customers. For its services, BISYS is entitled to a fee, as set forth in the Distribution and Shareholder Servicing Plan (the "Distribution Plan"). The Distribution Plan provides that with respect to the Retail Class Shares, BISYS is entitled to receive from each Fund a fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of each Fund attributable to the Retail Class Shares of such Fund (the "Distribution Fee") to compensate it for the following: (a) payments BISYS makes to banks and other institutions and industry professionals, broker/dealers, including Hawaiian Trust, BISYS and their affiliates or subsidiaries, pursuant to an agreement in connection with providing administrative support services to the holders of a Fund's Retail Class Shares; or (b) payments to financial institutions and industry professionals (such as insurance companies, investment counselors, and BISYS' affiliates and subsidiaries) in consideration for the sales support services provided and expenses assumed in connection with distribution assistance, including but not limited to, printing and distributing Prospectuses to persons other than current shareholders of a Fund, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of a Fund's Shares, and personnel and communication equipment used in servicing shareholder accounts and prospective shareholder inquiries.


     The Distribution Fee shall be paid to BISYS only to compensate or to reimburse it for actual payments or expenses incurred as described above. The actual Distribution Fee payable to BISYS is determined, within such limit, from time to time by mutual agreement between the Trust and BISYS, and may not exceed the maximum fee payable under the Rules of Fair Practice of the NASD. Until further notice, BISYS voluntarily intends to waive a portion of its Distribution Fee for the current fiscal year such that the Distribution Fee payable by each Fund will not exceed 0.25% of the average daily net asset value attributable to the Fund's Retail Class Shares on an annual basis.


     BISYS may enter into selling agreements with one or more selling agents under which such agents may receive compensation from BISYS for sales support services, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of the Retail Class of each Fund's shares attributable to it. Since the Distribution Agreement provides for fees that are used by BISYS to pay for distribution-related and sales support services, the Distribution Plan and the Distribution Agreement are approved and reviewed in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expense of distributing its shares. As noted above, each Fund also offers an Institutional Class, which is made available only to certain investors. The

                                                                      PROSPECTUS

Institutional Classes are not subject to any Distribution Fees or entitled to benefits under the Distribution Plan. No Fund's Retail Class will be liable for distribution expenditures made by BISYS in any given year in excess of the maximum amount payable under the Distribution Plan for that Fund in that year. BISYS is a broker-dealer registered with the Commission, and is a member of the NASD.

OTHER SERVICE ARRANGEMENTS


     Administrative Data Management Corporation ("ADM" or the "Transfer Agent"), 581 Main Street, Woodbridge, New Jersey 07095, serves as the Trust's transfer agent and dividend disbursing agent. Ernst & Young LLP, One Columbus, Suite 2300, 10 West Broad Street, Columbus, Ohio 43215, serves as independent auditors for the Trust.


                        VALUATION OF RETAIL CLASS SHARES

     The net asset value of the Retail Class Shares for each Fund is determined and its shares are priced as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time) (the "Valuation Time") each Business Day. As used herein, a "Business Day" is a day on which the Exchange is open for trading and any other day (other than a day on which no shares of that Fund are tendered for redemption and no order to purchase Shares received) during which there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Retail Class Share is calculated by determining the value of the Retail Class's proportional interest in the securities and other assets of each Fund, less (i) such class's proportional share of general liabilities and (ii) liabilities allocable only to such class, and dividing such amount by the number of Retail Class Shares outstanding. The net asset value per Share for each Fund will fluctuate as the value of its investment portfolio changes.

     Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information about valuation of investments in the Funds, see the SAI.

                      HOW TO PURCHASE RETAIL CLASS SHARES

PURCHASE OF SHARES

     Retail Class Shares in each Fund are sold on a continuous basis. Investors may purchase Retail Class Shares of a Fund by completing and signing an account registration form ("Account Registration Form") and mailing it, together with a check (or other negotiable bank draft or money order) payable to the Trust, in at least the minimum initial purchase amount, to your Participating Organization or to the Trust's Transfer Agent, Administrative Data Management Corporation, 581 Main Street, Woodbridge, NJ 07095. Subsequent purchases of shares of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to ADM at the above address or to your Participating Organization.

     Retail Class Shares of the Funds may be purchased through procedures established by BISYS in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by banks, institutions or industry professionals, such as broker/dealers, who have entered into an agreement with BISYS ("Participat-

PROSPECTUS
ing Organizations") under the Distribution Plan. See "Management, Advisory and Other Service Arrangements." BISYS' principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

     Retail Class Shares of a Fund sold to Participating Organizations acting in a fiduciary, advisory, custodial or other similar capacity on behalf of a Customer will normally be held of record by the Participating Organization. With respect to shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to ADM and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares of a Fund will be recorded by the Participating Organization and reflected in the account statements provided by the Participating Organization to the Customer.

     If an Account Registration Form has been previously received by ADM, investors may also purchase Retail Class Shares by telephoning ADM at 800-258-9232. Payment for Retail Class Shares ordered by telephone may be made by check or by electronic transfer and must be received by the Trust's Custodian within seven days of the telephone order. If payment is not received within seven days or a check timely received does not clear, the purchase may be cancelled and the investor could be liable for any losses or fees incurred. In the case of purchases of Retail Class Shares effected by wiring funds to the Trust's Custodian, investors must call ADM at 800-258-9232 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information. If you have opened an account through a Participating Organization, you should telephone the Participating Organization to make further investments.

     Retail Class Shares of each Fund are purchased at the public offering price per Retail Class Share, which is the net asset value per Retail Class Share (see "Valuation of Retail Class Shares") next determined after receipt by the Transfer Agent of an order to purchase Retail Class Shares in good form plus the applicable sales charge as described below. The Participating Organizations are responsible for the prompt transmission of purchase orders to the Transfer Agent. Purchases of Retail Class Shares of a Fund will be effected only on a Business Day of such Fund. An order received by the Transfer Agent prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received by the Transfer Agent after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

     The minimum investment for an investor's initial purchase of Retail Class Shares of a Fund is $1,000. The minimum investment for subsequent purchases is $50. The minimum initial investment amount for IRAs is $250. As discussed below, the minimum initial investment amount for Auto Invest Plan participants is $100; the minimum investment for subsequent purchases is $50.

     Depending upon the terms of a particular Customer account, a Participating Organization may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds. Information concerning these services and any charges will be provided by the relevant Participating Organization. This Prospectus should be read in conjunction with any such information received from the Participating Organization.

     The Trust reserves the right to reject any order for the purchase of its Retail Class Shares in whole or in part.

     Every Shareholder will receive a confirmation of each new transaction in the Shareholder's account. In the case of Retail Class Shares held of record by a Participating Organization but beneficially owned by a Customer, confirmations of purchases, exchanges and redemptions of Retail Class Shares by a Participating Organization will be sent to the Customer by the Participating Organization. Certificates representing Shares will not be issued.

                                                                      PROSPECTUS

SALES CHARGES

     The public offering price of a Retail Class Share of a Fund equals its net asset value plus a sales charge. BISYS receives this sales charge as principal underwriter and will reallow a portion of it to broker/dealers or other financial institutions as dealer discounts and brokerage commissions. From time to time dealers who receive dealer discounts and broker commissions from BISYS may reallow a portion of such dealer discounts and broker commissions to other dealers or brokers. BISYS may elect to reallow a higher percentage of the sales charge stated below to selected brokers and dealers for all sales with respect to which orders are placed with BISYS during a particular period. At BISYS' discretion, the entire sales charge may at times be re-allowed as dealer discounts and brokerage commissions. If any sales charge is reallowed to a broker/dealer or financial institution, it may be deemed an "underwriter" under the Securities Act of 1933, as amended.

                                                                                               DEALER
                                                                       SALES CHARGE AS        ALLOWANCE
                                                   SALES CHARGE AS     A PERCENTAGE OF     AS A PERCENTAGE
                                                   A PERCENTAGE OF       NET AMOUNT          OF OFFERING
               AMOUNT OF PURCHASE                  OFFERING PRICE         INVESTED              PRICE
------------------------------------------------   ---------------     ---------------     ---------------
Less than $25,000...............................         4.00%               4.17%               3.60%
$25,000 or more but less than $50,000...........         3.75%               3.90%               3.38%
$50,000 or more but less than $100,000..........         3.50%               3.63%               3.15%
$100,000 or more but less than $250,000.........         3.25%               3.36%               2.93%
$250,000 or more but less than $500,000.........         3.00%               3.09%               2.70%
$500,000 or more but less than $1,000,000 ......         2.50%               2.56%               2.25%
$1,000,000 or more..............................         0.00%               0.00%               0.00%

     While there are no sales charges on single transactions of $1 million or more, BISYS will make payments to securities dealers, from its own resources, related to these transactions as shown in the table below. The first payment will be applied to the total purchase price and made payable upon settlement of the purchase. Subsequent payments will be made at the end of each full calendar quarter following the original purchase. The amount of each subsequent payment will be based on the number of shares originally purchased and remaining in the account at the time of the payment multiplied by the net asset value per share at the purchase date. The payment schedule will be as follows:


                                                           NUMBER OF      AMOUNT OF       TOTAL OF ALL
                   AMOUNT OF PURCHASE                      PAYMENTS      EACH PAYMENT       PAYMENTS
--------------------------------------------------------   ---------     ------------     ------------
$1,000,000 or more but less than $2,000,000.............       6             0.083%           0.50%
$2,000,000 or more but less than $4,000,000.............       5             0.070%           0.35%
$4,000,000 or more......................................       4             0.063%           0.25%


     The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which term shall mean: (i) an individual, his or her spouse and children under the age of 21, if any; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some bona fide business purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a reduced sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

PROSPECTUS

     BISYS, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of the Trust. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public advertising campaigns regarding one or more Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging, (2) tickets for entertainment events (such as concerts, cruises and sporting events), and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Trust's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by the Funds or their shareholders.

REDUCED SALES CHARGES

     SALES CHARGE WAIVERS--The following classes of investors may purchase Retail Class Shares of a Fund with no sales charge in the manner described below (any of which may be changed or eliminated at any time by BISYS):

     (1) Existing shareholders of a Fund, upon the reinvestment of dividend and capital gain distributions;

     (2) Officers, trustees, directors, employees and retired employees of the Trust, Bancorp and its affiliates, and of BISYS and its affiliates (and spouses and children of each of the foregoing);

     (3) With the exception of investors for whom Bancorp Investment Group provides custodial services, investors for whom Bancorp or one of its affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity;

     (4) Investors who purchase shares of a Fund through a retirement related payroll deduction plan, a 401(k) plan, a 403(b) plan, or a similar plan which by its terms permits purchases of shares; and

     (5) Orders placed on behalf of other investment companies distributed by the Distributor.

     The Trust permits the sale of its Retail Class Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group (i) is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer); (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;
(iii) if it is a group or association, gives its endorsement or authorization to an investment program to facilitate solicitation of its membership by a broker or dealer, and (iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Trust and the group, representative or broker or dealer. At the time of purchase the investor, either directly or through a broker or dealer, must furnish the Transfer Agent with information sufficient to permit verification that the purchase qualifies for a reduced sales charge.

     The Distributor may waive the sales charge for an investor who purchases a Fund's Retail Class Shares with the proceeds from the recent redemption of shares of any non-money market front-end or back-end load mutual fund. To the extent the sales load of the Fund in which such investor seeks to invest is higher than that of the fund with respect to which the redemption proceeds relate, the Distributor will waive only that portion of the Fund's sales load which equals the prior sales load paid. Any portion of the sales load which is not waived in

                                                                      PROSPECTUS
accordance with the foregoing must be paid by the investor at the time of purchase. Purchases of Fund shares using redemption proceeds as described above must be made within 60 days of redemption from funds which are not a series of Pacific Capital Funds and within 120 days of redemption from funds which are series of Pacific Capital Funds. The Transfer Agent must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. BISYS also, from time to time, may waive the sales charge for all investors with respect to any Fund.

     LETTERS OF INTENT--Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to purchase a certain amount of a Fund's Retail Class shares within a period of 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earlier purchase to be included. The terms of the Letter of Intent and the escrow account associated therewith are described in the Account Registration Form. For further information, interested investors should contact ADM or their Participating Organization. Letter of Intent privileges may be amended or terminated without notice at any time by the Trust.

     CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION--A Purchaser may qualify for a reduced sales charge by (i) combining concurrent purchases of shares of a Fund with purchases of one or more of the other Funds sold with a sales charge or
(ii) combining a current purchase of shares of a Fund with prior purchases of shares of any of the other Funds sold subject to a sales charge. The applicable sales charge is based on the sum of (a) the Purchaser's current purchase of shares of any Fund sold with a sales charge plus (b) the then-current net asset value of all shares held by the Purchaser in any Fund sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must at the time of purchase provide ADM or the Participating Organization with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Trust. Shares of other series of the Trust sold subject to a sales charge which are not offered through this Prospectus may be counted for purposes of the accumulation privileges.

     AUTO INVEST PLAN--The Auto Invest Plan enables shareholders of any of the Funds to make regular monthly or quarterly purchases of shares through automatic deductions from their bank accounts. With shareholder authorization, the Transfer Agent will deduct the amount specified from the shareholder's bank account which will automatically be invested in shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Registration Form which can be obtained by calling ADM at 800-258-9232. For a shareholder to change the Auto Invest Plan instructions, the request must be made in writing to ADM or your Participating Organization. Depending upon the terms of a particular Customer account, a Participating Organization may charge a Customer's account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges will be provided by the Participating Organizations. This Prospectus should be read in conjunction with any such information received from the Participating Organizations.

PROSPECTUS

EXCHANGE PRIVILEGES

     Except as described below, Retail Class Shareholders may exchange shares of any Fund on the basis of the relative net asset value of the shares exchanged, without payment of a sales charge, for Retail Class Shares of any other Fund, Retail Class Shares of any other series of the Trust or for service class shares of the Cash Assets Trust, the Tax-Free Cash Assets Trust, or the U.S. Treasuries Cash Assets Trust so long as they maintain the respective minimum account balance in each Fund in which they own shares. To the extent that a shareholder exchanges into a Fund having a higher sales charge than that of the Fund from which the shareholder is exchanging, the shareholder will pay the sales charge differential at the time of the exchange.

     For federal income tax purposes, an exchange of shares is deemed a sale on which a shareholder may realize capital gain or loss. Before an exchange can be effected, a shareholder must receive a prospectus of the fund into which the subject shares are to be exchanged. If you have previously elected the telephone exchange option on your Account Registration Form, an exchange can be made by calling ADM at 800-258-9232 or telephoning your Participating Organization. Otherwise, exchanges may be made by forwarding a written request for exchange to ADM or your Participating Organization. Exchange privileges may be exercised only in those states where Retail Class Shares of such other Fund or series may be legally sold, and may be amended or terminated at any time upon 60 days' notice.

                       HOW TO REDEEM RETAIL CLASS SHARES

     Shareholders may redeem their Retail Class Shares without charge on any day that net asset value is calculated (see "Valuation of Retail Class Shares") and Retail Class Shares may ordinarily be redeemed by mail or by telephone. However, if you purchase shares through a Participating Organization which serves as the shareholder of record, you must redeem through such institution. In all other cases, a completed Account Registration Form must have been received by the Transfer Agent before redemption requests may be honored. All or part of a Customer's Retail Class Shares may be subject to redemption in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum due to redemptions, the Customer may be obliged to redeem, or the Participating Organization may be authorized to redeem for and on behalf of the Customer, the Customer's Retail Class Shares.

REDEMPTION BY MAIL

     A written request for redemption must be received by ADM or your Participating Organization in order to constitute a valid tender for redemption. Participating Organizations are responsible for the prompt transmission of redemption requests to the Transfer Agent. The Transfer Agent will require a signature guarantee by an eligible guarantor institution if (a) the redemption check is to be payable to anyone other than the Retail Class Shareholder(s) of record or (b) a redemption check is to be mailed or proceeds are to be wired to the Retail Class Shareholder(s) at an address other than the address of record or other than a commercial bank account designated on the Account Registration Form of such Retail Class Shareholder(s) or (c) the redemption proceeds exceed $50,000. For purposes of this policy, the term "eligible guarantor institution" shall mean members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Participants of STAMP, MSP, and SEMP are subject to dollar value limitations which must be considered when requesting their authorization. The Transfer Agent reserves the right to reject any signature guarantee if it has reason to believe that the transaction would otherwise be improper.

                                                                      PROSPECTUS

REDEMPTION BY TELEPHONE

     A shareholder may have the proceeds of redemption requests electronically transferred or mailed directly to a domestic commercial bank account previously designated by the shareholder on the Account Registration Form. Under most circumstances, such proceeds will be transmitted on the next Business Day following receipt of a valid request for redemption. If you authorize the telephone redemption option in your Account Registration Form such electronic redemption request may be made by the shareholder by telephone to ADM or your Participating Organization. The Transfer Agent will reduce the amount of a wire redemption payment by its then-current wire redemption charge. As of the date of this Prospectus, there is no charge for wire redemptions. While this policy is subject to change at any time, it is not anticipated that such charge would exceed $7 per wire redemption. There is no charge for having proceeds of redemption requests mailed to a designated bank account. The Trust will not permit shareholders to change their accounts by telephone. For telephone redemptions through ADM, call ADM at 800-258-9232. Neither the Distributor, the Transfer Agent, Hawaiian Trust nor the Trust will be liable for any losses, damages, expenses or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The Trust will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine. A description of the procedures employed by the Trust to confirm instructions communicated by telephone is contained in the Statement of Additional Information. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the Distributor, the Transfer Agent, Hawaiian Trust, the Trust or their affiliates do not follow reasonable procedures, some or all of them may be liable for any such losses.


     During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or express mail, and it will be implemented at the next determined net asset value following receipt by the Transfer Agent.


PAYMENTS TO RETAIL CLASS SHAREHOLDERS

     Redemption orders are effected at the net asset value per share next determined after the Retail Class Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of shares in a Fund may be more or less than the amount invested. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from shareholders for next Business Day payments upon redemption of Retail Class Shares if the request for redemption is received by the Transfer Agent before 4:00 p.m., Eastern Time, on a Business Day or, if the request for redemption is received after 4:00 p.m., Eastern Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in such manner.

     If the Trust is requested to redeem Retail Class Shares for which it has not yet received good payment, it may delay the forwarding of proceeds only until payment has been collected for the purchase of such Retail Class Shares. Such collection may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Retail Class Shares, investors should purchase shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Retail Class Shares redeemed, but under abnormal conditions which make payment in cash inadvisable, the Trust may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor

PROSPECTUS
may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small accounts, the Trust reserves the right to redeem, at net asset value, the Retail Class Shares of any shareholder if, because of redemptions of Retail Class Shares by or on behalf of the shareholder, the account of such shareholder in any Fund has a value of less than $250 due to redemptions. Accordingly, an investor purchasing Retail Class Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Retail Class Shares. Before the Trust exercises its right to redeem such Retail Class Shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the Retail Class Shares of a Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

AUTO WITHDRAWAL PLAN

     The Auto Withdrawal Plan enables shareholders of any of the Funds to make regular monthly or quarterly redemptions of Retail Class Shares. With shareholder authorization, the Transfer Agent will automatically redeem Retail Class Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the shareholder. The required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, shareholders should call ADM for more information. Purchases of additional Retail Class Shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. To change the Auto Withdrawal Instructions or to discontinue the feature, a shareholder must submit a written request to ADM or their Participating Organization.

                          DIVIDEND AND TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     The Funds will declare and pay dividends of substantially all of their net income monthly. Distributable net realized capital gains are distributed at least annually to shareholders of record. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares unless the shareholder elects to receive such dividends or distributions in cash. Dividends elected to be received in cash may be deposited directly into a shareholder's financial institution account, provided the shareholder has completed the appropriate section of the Account Registration Form. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November or December to shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to ADM at 581 Main Street, Woodbridge, New Jersey 07095 or to your Participating Organization and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

TAX INFORMATION


     Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code").


                                                                      PROSPECTUS

If a Fund does so qualify, it will not be liable for federal income taxes to the extent it distributes its income to shareholders as dividends and capital gain distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible, although not likely, that a Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for distributions made to shareholders and would be unable to pay dividends or distributions which would qualify as "capital gains dividends," as discussed below.

     Corporate shareholders may be entitled to a dividends received deduction with respect to dividends paid by a Fund to the extent that they relate to dividends received from domestic corporations. Capital gains dividends (net long-term gains over net short-term losses which a Fund distributes) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes his distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of a Fund are not distributed but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains distributions and amounts taxed to shareholders.


     A Fund's gains or losses on sales of securities will be long-term or short-term depending upon the length of time the Fund has held such securities. Capital gains and losses of the Fund will also include gains and losses on futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized. Those deemed to be realized are on futures and options held by a Fund at year-end, which are "marked to the market," that is, deemed sold for fair market value. Net gains or losses realized and deemed realized on Section 1256 futures and options contracts will be reportable by the Fund as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.


     The Trust will be required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Funds if a correct Taxpayer Identification Number, certified when required, is not on file with the Trust or the Transfer Agent. Under the Code, dividends paid to a non-resident alien or other foreign shareholder may be subject to U.S. withholding tax (at a rate of up to 30%).

     Information as to the federal tax status of the Trust's dividends and distributions will be mailed to shareholders annually.

TAX EFFECTS OF REDEMPTIONS


     A shareholder who redeems his or her shares or exchanges his or her shares for shares of another Fund will usually have a short or long-term (depending on how long the shares have been held) capital gain or loss (depending on whether the proceeds of the redemption are more or less than their tax basis, which is usually cost). However, if the shares redeemed or sold were held for six months or less, any capital loss is treated as long-term to the extent of capital gains distributions received on such shares.


HAWAIIAN TAX INFORMATION

     The Funds, and dividends and distributions made by the Funds to Hawaii residents, will generally be treated for Hawaii income tax purposes in the same manner as they are treated under the Code for federal income tax purposes.

     Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the

PROSPECTUS

Trust but will be subject to other state and local taxes.
                            ------------------------

     For further information regarding taxation, see "Tax Information" in the SAI.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and state taxation.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                              GENERAL INFORMATION

PERFORMANCE

     From time to time performance for the Retail Class Shares of the Funds showing each Fund's average annual total return, aggregate total return and yield may be presented in advertisements, sales literature and in reports to Retail Class Shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Funds, and will, unless otherwise noted, reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in Retail Class Shares of a Fund at the beginning of the relevant period to the redemption value of the investment, after reflecting the reinvestment of any dividends or capital gains distributions and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing such Fund's net investment income per Retail Class Share earned during a recent 30-day period by such Fund's per Retail Class Share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. From time to time, average annual total return, aggregate total return and yield for the Retail Class Shares of the Funds may also be calculated and advertised on the basis of an investment in a Fund at the net asset value per share or at net asset value per share plus a reduced sales charge, rather than the public offering price per share. In this case, the figure would not reflect the effect of a maximum sales charge that a Retail Class Shareholder may have paid.


     Retail Class Shareholders may also be provided with information comparing the performance of the Retail Class Shares of the Funds to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. This information may be based on data relating to various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation or data prepared by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, USA Today, Fortune, CDA/Wiesenberger, Ibbotson Associates, Inc., Morningstar, IBC/Donoghue's Money Fund Reports and regional periodicals and newspapers. In addition to yield information, general information about the Funds that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders. Reports to Retail Class Shareholders may contain performance information on any Fund.


     Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future

                                                                      PROSPECTUS
results. Any fees charged by an affiliate of Hawaiian
Trust or a Participating Organization with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, would reduce the actual yield and total return from that quoted.

     Because of differences in the fees and/or expenses borne by the Retail Class Shares of the Funds, the average annual total return, aggregate total return, and yield can be expected, at any given time, to be lower than the average annual total return, aggregate total return, and yield of Institutional Class Shares. Standardized yield and total return quotations will be computed separately for Retail Class Shares and Institutional Class Shares.

DESCRIPTION OF THE TRUST AND ITS SHARES

     CAPITALIZATION--The Trust was organized as a Massachusetts business trust on October 30, 1992, and currently consists of nine separately managed series. The Board of Trustees may establish additional series in the future. The series of the Trust are: the Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, New Asia Growth Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and the U.S. Treasury Securities Fund, each with unlimited transferable shares of beneficial interest, no par value. When issued in accordance with the terms and procedures described in their respective Prospectuses, shares of the Funds are fully paid, non-assessable and freely transferable.


     Each series is comprised of two classes of shares--the Institutional Class and the Retail Class. The classes have identical rights with respect to the series of which they are a part, provided that there are certain matters which affect one class but not another. Currently, the only such matters are the existence of the Distribution Plan with respect to each Retail Class but not any Institutional Class, the absence of any sales load with regard to the purchase of shares of the Institutional Class, and the fact that a sales person or other person entitled to receive compensation for selling or servicing Retail Class Shares or Institutional Class Shares may receive different compensation with respect to one such Class over the other Class in the same Fund. On all such matters, shareholders vote as a class, and not by series. Shares of the Institutional Class have different expenses, and are subject to no sales charge, which may affect performance. A separate Prospectus applies to the Institutional Class of each series. Prospectuses relating to the Institutional Class of shares of each series may be obtained by calling the telephone number listed on the first page of this Prospectus.



     VOTING--Shareholders have the right to vote on the election of Trustees and on any and all matters as to which, by law or the provisions of the Declaration of Trust of the Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. The Trust is not required to hold annual meetings of the Funds' shareholders, and does not intend to do so, in any fiscal year in which it is not required by law to elect Trustees. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.


     SHAREHOLDER LIABILITY--Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

SHAREHOLDER INQUIRIES


     Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this Prospectus.


PROSPECTUS

APPLICATION FOR PACIFIC CAPITAL FUNDS
PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
ADM, ATTN: OUTSIDE FUNDS TRANSFER AGENT OPERATIONS       [PACIFIC] CAPITAL FUNDS
581 MAIN STREET, WOODBRIDGE, NJ 07095-1198
1-800-258-9232                                                              LOGO

--------------------------------------------------------------------------------
  STEP 1  ACCOUNT REGISTRATION   PLEASE TYPE OR PRINT NAME EXACTLY AS ACCOUNT IS
TO BE REGISTERED
  A. REGISTRATION

[ ]     Individual       1.    ----------------------------------------------------------------------------------------------
                               First Name               Middle Initial               Last Name               Social Security
                               Number
[ ]
        Joint Account*   2.    ----------------------------------------------------------------------------------------------
        (Use lines 1           First Name               Middle Initial               Last Name               Social Security
        and 2)                 Number
                                   *JOINT ACCOUNTS WILL BE TENANTS WITH RIGHTS OF SURVIVORSHIP UNLESS OTHERWISE SPECIFIED.
[ ]
        For a Minor      3.    --------------------------------------------- Under the ------------ Uniform Gifts/Transfers to
                               Minors Act
        (Only one              Custodian's First Name       Middle Initial       Last
        custodian              Name             State
        and one minor          Custodian For
        are                    ------------------------------------------------------------------------------------
        permitted.)            Minor's First Name         Middle Initial         Last Name         Minor's Social Security
                               No.
[ ]
        For Trust,       4.    ----------------------------------------------------------------------------------------------
        Corporation,           (Name of Corporation or Partnership; PLEASE INDICATE TYPE OF ORGANIZATION. If a Trust, include
        Partnership or         the name and date of the Trust Instrument. The name(s) of the Trustees in which account will be
        other Entity           registered should be listed below. Account for a Pension or Profit Sharing Plan or Trust may be
                               registered in the name of the Plan or Trust itself.)
                               ----------------------------------------------------------------------------------------------
                               Tax I.D. Number                    Trustee(s) or Authorized Individual                   Title

--------------------------------------------------------------------------------
  B. MAILING ADDRESS AND TELEPHONE NUMBER

--------------------------------------------------------------------------------
Street or P.O. Box                  City         State         Zip Code

(          )
--------------------------------------------------------------------------------
Area Code Daytime Telephone Number     Occupation     Employer's Name/Employer's

--------------------------------------------------------------------------------
Address                      City                     State

Citizen or resident of: U.S. [ ]  Other [ ]  ___   Check here [ ] if you are a
                                                                  non U.S.
                                                                  Citizen or
                                                                  resident and
                                                                  not subject to
                                                                  back-up
                                                                  withholding.
                                   See certification in Step 4.

--------------------------------------------------------------------------------
  C. INVESTMENT DEALER OR BROKER: (Important -- to be competed by Dealer or
                                                   Broker)
--------------------------------------------------------------------------------
Dealer Name    Branch Office Address    Branch Office City/State    Branch #

                                                  (      )
--------------------------------------------------------------------------------
Representative's Name    Rep #    Area Code Telephone #   [Agent User Dealer # /
                                                               Branch #]

--------------------------------------------------------------------------------
  STEP 2  PURCHASE OF SHARES
  A. INITIAL INVESTMENT
    Make check payable to: Pacific Capital Funds      Minimum Initial Investment
in any Fund is $1,000. Subsequent Investments, $50.

U.S. Treasury Securities Fund                    $ ---------  Tax-Free Short Intermediate Securities    $ ---------
                                                              Fund
Short Intermediate U.S. Treasury Securities Fund $ ---------  Growth Stock Fund                         $ ---------
Diversified Fixed Income Fund                    $ ---------  Balanced Fund                             $ ---------
Tax-Free Securities Fund                         $ ---------  Growth and Income Fund                    $ ---------
New Asia Growth Fund                             $ ---------  Total Investment                          $ ---------

--------------------------------------------------------------------------------
  B. DISTRIBUTIONS: All income dividends and capital gains distributions will be REINVESTED in additional shares at net asset value unless otherwise indicated below.

      Dividends are to be: [ ] Reinvested [ ] Paid in cash* Capital Gains are to be: [ ] Reinvested [ ] Paid in cash*

    *FOR CASH DIVIDENDS, PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS:
    [ ] Wire directly into my financial institutional account. ATTACHED IS A
        VOIDED CHECK showing the account information where I would like the dividend deposited.
    [ ] Mail check to my address listed in Step 1B.
    [ ] Mail check as requested in Step 3F.

--------------------------------------------------------------------------------
  C. LETTER OF INTENT
 (See Terms of Escrow
      for Letter
of Intent at the end of
         this
     application).

I/we intend to invest in shares of one or more of the Pacific   Capital Funds
during the 13-month period from the date of my first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my present holdings of Pacific Capital Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:*

-----------------------
 Check appropriate box
    [ ] YES [ ] NO
                       [ ] $ 25,000      [ ] $ 50,000     [ ] $  100,000
                       [ ] $250,000      [ ] $500,000     [ ] $1,000,000

                   *Accumulated investments must aggregate at least $100,000 for reduced sales charges to apply to purchases of shares of the Short-Intermediate U.S. Treasury Securities Fund or the Tax-Free Short Intermediate Securities Fund.

--------------------------------------------------------------------------------
  STEP 3  SPECIAL FEATURES

This option provides you with a convenient way to have amounts automatically drawn on your financial institution account and invested in your Pacific Capital Fund account. To establish this program, please complete Step 4, Sections A & B of this Application. I wish to make regular monthly investments. The minimum initial purchase is reduced to $100 per Fund when you use this service. Subsequent minimum purchase is $50 for each Fund. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

  A. AUTOMATIC INVEST PROGRAM
-----------------------

 Check appropriate box
    [ ] YES [ ] NO

                                                  Amount
                                                                   Please select how often you
                                                                   would like to have the
                           ------------- Fund     $ ---------      amount(s) shown above
                                                                   withdrawn from your checking
                           ------------- Fund     $ ---------
                                                                   account and invested into the
                                                                   above selected Fund(s).
                           ------------- Fund     $ ---------      [ ] Once each month -- on the
                                                                       1st
                                         Total    $ ---------      [ ] Once each month -- on the
                                                                       16th



                           ------------- Fund

                           ------------- Fund

                           ------------- Fund   [ ] Twice each month on the 1st
                                                    and the 16th
                                         Total  [ ] Once each quarter on the 1st
                                                    beginning in the month of
                                                    -----------------.

--------------------------------------------------------------------------------
  B. TELEPHONE INVESTMENT

This option provides you with a convenient way to add to your account at any time you wish by simply calling Administrative Data Management Corp. toll-free at 1-800-258-9232. To establish this program, please complete Step 4, Sections A & B of this Application. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

-----------------------

 Check appropriate box
    [ ] YES [ ] NO
--------------------------------------------------------------------------------
  C. AUTOMATIC WITHDRAWAL PLAN

Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, Administrative Data Management Corp. (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below: The minimum Automatic Withdrawal amount is $100 per Fund.

Application must be
received in good order
at least two weeks
prior to 1st actual
liquidation date.

-----------------------

 Check appropriate box

    [ ] YES [ ] NO
                                                            $ ---------------------------
                           ------------------------- Fund
                                                            $ ---------------------------
                           ------------------------- Fund
                                                     Total  $ ---------------------------

                   Please select how often you would like to have payments made from your account under the Automatic Withdrawal Plan.

                           [ ] Once each month -- on the    [ ] Twice each month on the 1st and 16th
                               1st
                           [ ] Once each month -- on the    [ ] Once each quarter on the 1st beginning in
                               16th                             the month of                     .
                                                                             --------------------

                   Please choose one of the following options:
                   [ ] Mail check to my address listed in Step 1a.
                   [ ] Mail check as requested in Step 3f.

--------------------------------------------------------------------------------
  D. 1. TELEPHONE EXCHANGE


The Agent is authorized to accept and act upon my/our or any    other person's
telephone instructions to execute the exchange of shares of one Pacific Capital Fund for one of the funds into which exchange is permitted, as designated in the Prospectus, with identical shareholder registration. The exchange will be executed at the relative net asset values of the two funds as next determined following receipt of such instructions.

Except for gross negligence in acting upon such telephone instructions to execute an exchange and subject to the conditions set forth herein, I (we) understand and agree to hold harmless the Agent, each of the Pacific Capital Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees resulting from acceptance of or acting or failure to act upon this Authorization.


This option allows you
to effect exchanges
among accounts in your
name within the Pacific
Capital group of Funds,
as described in the
Prospectus, by
telephone.

-----------------------

 Check appropriate box
    [ ] YES [ ] NO

                 TO MAKE A TELEPHONE EXCHANGE, CALL THE AGENT AT 1-800-258-9232.

     2. TELEPHONE REDEMPTION

The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute a redemption of shares of one or more Pacific Capital Funds. The redemption will be executed at net asset value next determined following receipt of such instructions.

Except for gross negligence in acting upon such telephone instructions to execute a redemption and subject to the conditions set forth herein, I (we) understand and agree to hold harmless the Agent, each of the Pacific Capital Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees resulting from acceptance of or acting or failure to act upon this Authorization.


This option allows you
to effect telephone
redemptions, as
described in the
Prospectus.
-----------------------

 Check appropriate box
    [ ] YES [ ] NO

               TO MAKE A TELEPHONE REDEMPTION, CALL THE AGENT AT 1-800-258-9232.
--------------------------------------------------------------------------------
  E. EXPEDITED REDEMPTION

Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my
(our) account at a      financial institution. The financial institution account
must be in the same name(s) as this Pacific Capital Fund account is registered. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.


The proceeds will be
deposited to your
financial institution
account listed.

-----------------------

 Check appropriate box
    [ ] YES [ ] NO
TO MAKE AN EXPEDITED
REDEMPTION, CALL THE
AGENT AT
1-800-258-9232.

                               --------------------------------------------         ---------------------------------------
                               Financial Institution Account Registration           Financial Institution Account Number

                               --------------------------------------------         ---------------------------------------
                               Name of Financial Institution                        Financial Institution Transit/Routing Number

                               --------------------------------------------         ---------------------------------------
                               Street                                               City             State       Zip Code

--------------------------------------------------------------------------------
  F. SECONDARY ADDRESS

Checks should be made payable as indicated below. If check is payable to a financial institution, i.e., a commercial bank, savings bank or credit union, for your account, indicate financial institution name, address and your account number.
-----------------------

 Check appropriate box
    [ ] YES [ ] NO

                               --------------------------------------------         ---------------------------------------
                               First Name          Middle          Last Name        Name of Financial Institution
                                                   Initial

                               --------------------------------------------         ---------------------------------------
                               First Name          Middle          Last Name        Street
                                                   Initial

                               --------------------------------------------         ---------------------------------------
                               Street                                               City           State      Zip Code

                               --------------------------------------------         ---------------------------------------
                               City             State          Zip Code             Financial Institution Account Number

--------------------------------------------------------------------------------
  STEP 4  DEPOSITORS AUTHORIZATION TO HONOR DEBITS

  SECTION A IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT YOU
            MUST ALSO COMPLETE STEP 4,
           SECTIONS A & B.
I/We authorize the Financial Institution listed below to charge my/our account for any drafts or debits drawn on my/our account initiated by the Agent, Administrative Data Management Corp., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.
I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

 FINANCIAL INSTITUTION ACCOUNT NUMBER

NAME AND ADDRESS           ------------------------------------------------------------------------
  WHERE MY/OUR             NAME OF FINANCIAL INSTITUTION
  ACCOUNT IS
  MAINTAINED               ------------------------------------------------------------------------
                           STREET ADDRESS

                           ------------------------------------------------------------------------
                           CITY                                      STATE                   ZIP
                           CODE
NAME(S) AND                ----------------------------------------------------  ------------------
  SIGNATURE(S) OF                              PLEASE PRINT                             DATE
  DEPOSITOR(S) AS
  THEY APPEAR WHERE        ----------------------------------------------------  ------------------
  ACCOUNT IS                                    SIGNATURE                               DATE
  REGISTERED
                           ----------------------------------------------------
                                               PLEASE PRINT

                           ----------------------------------------------------
                                                SIGNATURE

--------------------------------------------------------------------------------
  SECTION B     SHAREHOLDER AUTHORIZATION / SIGNATURE(S) REQUIRED
  - I/We authorize the Pacific Capital Funds and its agents to act upon these Instructions for the features that have been checked.
  - I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, Pacific Capital Funds and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Pacific Capital Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We understand that in the event of such deficiency, Pacific Capital Funds and its agents will first liquidate shares of the Pacific Capital Fund to which the purchase transaction relates, and then, in the discretion of Pacific Capital Funds and its agents, shares of any other Pacific Capital Fund in my/our account at the Financial Institution. I/We authorize Pacific Capital Funds and its agents to correct any transfer error by a debit or credit to my/our financial Institution account and/or Fund account and to charge the account for any related charges.
  - I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.
  - The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Pacific Capital Fund(s) designated above and has received and read a current Prospectus of such Fund(s) and agrees to its terms. Pacific Capital Funds, Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number, name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies(I) that Number is my correct taxpayer identification number and (II) currently I am not under IRS notification that I am subject to backup withholding (line out (II) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for. If a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen resident of the U.S.; and either does not expect to be in the U.S. for more than 182 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty. NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN*

------------------------------------------     ------------------------------------------     ------------------
  INDIVIDUAL (OR CUSTODIAN)                    JOINT REGISTRANT, IF ANY                       DATE

------------------------------------------     ------------------------------------------     ------------------
  CORPORATE OFFICER, PARTNER, TRUSTEE(S),      TITLE                                          DATE
  ETC.
*FOR A TRUST, CORPORATION OR ASSOCIATION, THIS FORM MUST BE ACCOMPANIED BY PROOF OF AUTHORITY TO SIGN, SUCH AS A
  CERTIFIED COPY OF THE CORPORATE RESOLUTION OR A CERTIFICATE OF INCUMBENCY UNDER THE TRUST INSTRUMENT.

  SPECIAL INFORMATION

  - Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.
  - You may cancel any feature at any time, effective 3 days after the Agent receives notice from you.
  - Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.
  - The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days' written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.
  BANKING INFORMATION
  - If your Financial Institution account changes, you must complete a Ready Access Features form which may be obtained from the Agent at 1-800-258-9232 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.
  TERMS OF LETTER OF INTENT AND ESCROW
    By checking Box 2c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.
    The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.
    The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.
    The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.
    The escrow shall operate as follows:
     1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.
     2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.
     3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchase, the investor must remit to the Agent an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Agent or the dealer, the Agent will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Any shares remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.
     4. By checking Box 2c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.
  AUTOMATIC WITHDRAWAL PLAN PROVISIONS
    By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.
     1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.
     2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.
     3. Dividends and distributions will be reinvested in shares of the Fund at the Net Asset Value.
     4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the first business day of the month or quarter.
     5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.
     6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.
     7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.
     8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.
     9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his Agent in administering the Plan.

    10. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

INVESTMENT ADVISER
Hawaiian Trust Company
111 S. King Street
Honolulu, Hawaii 96813

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

LEGAL COUNSEL
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York 10022

INDEPENDENT AUDITORS
Ernst & Young LLP
One Columbus, Suite 2300
10 West Broad Street
Columbus, Ohio 43215

TRANSFER AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095

                                     [LOGO]
                             PACIFIC CAPITAL FUNDS
                  --------------------------------------------
                             GROWTH AND INCOME FUND
                               GROWTH STOCK FUND
                  --------------------------------------------
                                  RETAIL CLASS

                             PACIFIC CAPITAL FUNDS

                         U.S. TREASURY SECURITIES FUND
                SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND
                         DIVERSIFIED FIXED INCOME FUND
                            TAX-FREE SECURITIES FUND
                  TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

    Pacific Capital Funds (the "Trust") is a professionally managed, open-end, management investment company with multiple funds available for investment. This Prospectus contains information about five of the funds of the Trust--the Diversified Fixed Income Fund, the Short Intermediate U.S. Treasury Securities Fund, the Tax-Free Securities Fund, the Tax-Free Short Intermediate Securities Fund and the U.S. Treasury Securities Fund (each a "Fund" and collectively, the "Funds"). The Funds are advised by Hawaiian Trust Company, Limited ("Hawaiian Trust") and sponsored, administered and distributed by BISYS Fund Services ("BISYS" or the "Distributor").


    This Prospectus relates only to the "Retail Class" of each Fund's shares; certain investors may qualify to invest in a Fund's "Institutional Class," which is not offered hereby. See "General Information--Description of the Trust and its Shares." This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated November 29, 1996 containing additional and more detailed information about the Funds has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing to the Funds at the address printed above or by calling 800-258-9232.


FOR PURCHASE, REDEMPTION, ACCOUNT OR GENERAL INQUIRIES CONTACT THE TRUST'S TRANSFER AGENT: ADMINISTRATIVE DATA MANAGEMENT CORPORATION, 581 MAIN STREET, WOODBRIDGE, NEW JERSEY 07095
                                  800-258-9232

                         THIS PROSPECTUS SHOULD BE READ
                       AND RETAINED FOR FUTURE REFERENCE

                            ------------------------
SHARES OF PACIFIC CAPITAL FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR
     GUARANTEED BY, HAWAIIAN TRUST OR ANY OF ITS AFFILIATES. SUCH SHARES
     ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
         CORPORATION OR ANY OTHER AGENCY. AN INVESTMENT IN THE
              FUND INVOLVES INVESTMENT RISKS, INCLUDING
                  POSSIBLE LOSS OF PRINCIPAL.
HAWAIIAN TRUST IS THE INVESTMENT ADVISER TO PACIFIC CAPITAL FUNDS. BISYS FUND
          SERVICES, WHICH IS NOT AFFILIATED WITH HAWAIIAN TRUST, IS
          THE SPONSOR AND DISTRIBUTOR FOR PACIFIC CAPITAL
                    FUNDS.
                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER
        REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                OFFENSE.

                            ------------------------


                      PROSPECTUS DATED NOVEMBER 29, 1996.

                               TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       -----
Highlights.........................................................................       1
Fund Expenses......................................................................       4
Financial Highlights...............................................................       6
Investment Objectives and Policies of the Funds....................................       8
Additional Discussion Regarding Permitted Investment Activities....................       9
Additional Investment Restrictions.................................................      18
Management, Advisory and Other Service Arrangements................................      19
Valuation of Retail Class Shares...................................................      22
How to Purchase Retail Class Shares................................................      22
How to Redeem Retail Class Shares..................................................      27
Dividend and Tax Information.......................................................      30
General Information................................................................      32

                                   HIGHLIGHTS

     This Prospectus describes the Funds, each of which has its own distinct investment objectives and policies, which are described and summarized here.

     U.S. TREASURY SECURITIES FUND--The primary investment objective of the U.S. Treasury Securities Fund, a diversified portfolio, is to provide investors with a high level of current income consistent with prudent risk of capital. Capital appreciation is a secondary investment objective of the U.S. Treasury Securities Fund. The U.S. Treasury Securities Fund seeks to achieve these objectives by (i) investing primarily in U.S. Treasury bonds, notes, bills ("U.S. Treasury Securities") and repurchase agreements that are collateralized by U.S. Treasury Securities; and (ii) varying the dollar-weighted average remaining maturity of its portfolio to take advantage of changes in interest rates.

     SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND--The primary investment objective of the Short Intermediate U.S. Treasury Securities Fund, a diversified portfolio, is to provide investors with a high level of current income consistent with prudent risk of capital. Capital appreciation is a secondary objective of the Short Intermediate U.S. Treasury Securities Fund. The Short Intermediate U.S. Treasury Securities Fund seeks to achieve these objectives by investing primarily in U.S. Treasury Securities and repurchase agreements that are collateralized by U.S. Treasury Securities. Under normal market conditions, the dollar-weighted average remaining maturity of the Short Intermediate U.S. Treasury Securities Fund's portfolio will be from two to five years.

     DIVERSIFIED FIXED INCOME FUND--The investment objective of the Diversified Fixed Income Fund, a diversified portfolio, is to seek a high level of current income. The Diversified Fixed Income Fund seeks to achieve this objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities ("U.S. Government Obligations") and in investment grade debt securities. Hawaiian Trust will monitor the Diversified Fixed Income Fund's portfolio performance on an ongoing basis and reallocate assets in response to actual and anticipated market and economic changes. This approach may result in significant variations in the dollar-weighted average remaining maturity of the Diversified Fixed Income Fund's portfolio.

     TAX-FREE SECURITIES FUND--The investment objective of the Tax-Free Securities Fund, a non-diversified portfolio, is to provide investors with a high level of current income exempt from federal income tax and Hawaii income tax. The Tax-Free Securities Fund pursues this objective by investing, under normal market conditions, at least 80% of the Fund's net assets in debt obligations of issuers that pay interest that, in the opinion of counsel to the issuer, is exempt from federal income tax and is not subject to the federal alternative minimum tax ("Municipal Obligations"). In addition, the Tax-Free Securities Fund intends to invest at least 50%, and no more than 60%, of the market value of its securities in debt obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities and other issuers which pay interest that is exempt from Hawaii personal income tax and exempt from federal income tax, but which, subject to the guidelines discussed above, may be subject to the federal alternative minimum tax ("Hawaiian Municipal Obligations"). Hawaiian Trust will monitor the Tax-Free Securities Fund's portfolio performance on an ongoing basis and will reallocate assets in response to actual and anticipated market and economic changes. This approach may result in significant variations in the dollar-weighted average remaining maturity of the Tax-Free Securities Fund's portfolio.

     TAX-FREE SHORT INTERMEDIATE SECURITIES FUND--The investment objectives of the Tax-Free Short Intermediate Securities Fund, a non-diversified portfolio, are to provide investors with a high level of current income, exempt from federal income tax and Hawaii income tax, and to provide greater price stability than a

                                                                      PROSPECTUS
long-term bond fund. The Tax-Free Short Intermediate Securities Fund pursues these objectives by investing, under normal market conditions, at least 80% of its net assets in Municipal Obligations. In addition, the Tax-Free Short Intermediate Securities Fund intends to invest at least 50%, and no more than 60%, of the market value of its securities in Hawaiian Municipal Obligations. Under normal market conditions, the dollar-weighted average remaining maturity of the Tax-Free Short Intermediate Securities Fund's portfolio will be from two to five years.

CERTAIN RISKS

     Investments in all of the Funds are subject to default risk (i.e., the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest), although the U.S. Treasury Securities held by the U.S. Treasury Securities Fund and the Short Intermediate U.S. Treasury Fund are direct obligations of the U.S. Government. The Funds are also subject to interest rate risk (i.e., the risk that increases in market interest rates may adversely affect the value of the debt securities in which a Fund invests and hence the value of an investment in such Fund). There can, of course, be no assurance that any mutual fund will achieve its investment objective. In addition, unlike insured bank deposits, no investment in any Fund is insured against loss of principal. See "Additional Discussion Regarding Permitted Investment Activities--Additional Risk Disclosure."
                            ------------------------

     For additional information concerning the investment policies and practices of the Funds, see "Investment Objectives and Policies of the Funds," "Additional Discussion Regarding Permitted Investment Activities" and "Additional Investment Restrictions" in this Prospectus. Further information also is provided in the SAI.

PURCHASE OF RETAIL CLASS SHARES

     Retail Class Shares of each Fund are sold on a continuous basis and may be purchased by mail or by electronic transfer. See "How to Purchase Retail Class Shares." Initial purchases may only be made with a minimum investment of $1,000 (the $1,000 minimum may be waived or reduced for certain accounts; the minimum initial purchase is $250 for Individual Retirement Accounts ("IRAs") and $100 for Auto Invest Plan participants). Subsequent investments may be made with as little as $50. For more information about purchasing Fund shares call ADM at 1-800-258-9232 or contact your Participating Organization.


     Shares of the Retail Class of the Funds are offered at net asset value plus a sales load. See "Valuation of Retail Class Shares." Only institutions (including Bank of Hawaii and its affiliated and correspondents banks) ("Institutions") acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying relationship at such Institution are eligible to invest in the Institutional Class of each Fund's shares, which are not offered hereby. See "General Information."


DIVIDENDS AND DISTRIBUTIONS

     The Funds will declare dividends of substantially all of their net income daily and will pay such dividends monthly. Any net capital gains of a Fund will be distributed at least annually. At an investor's choice, dividends are paid by mail, directly deposited into a financial institution account, or automatically reinvested, without sales charges, in additional shares at the then-current net asset value. If no election is made, dividends will be automatically reinvested. See "Dividend and Tax Information."

PROSPECTUS

HAWAIIAN TRUST AND BISYS


     For its services as investment adviser to the Funds, Hawaiian Trust receives a fee from each Fund at annual rates that are based on the Fund's average daily net assets. See "Fund Expenses" and "Management, Advisory and Other Service Arrangements." A subsidiary of Bank of Hawaii, Hawaiian Trust (a non-deposit taking institution) was founded in 1898 and is the oldest and largest trust company in Hawaii. It has investment authority over approximately $6.3 billion in client financial assets, including having investment authority over approximately $1.7 billion in municipal obligations. Hawaiian Trust is not authorized to and does not carry on a banking business.


     BISYS provides certain administrative services to the Funds, for which each Fund pays it a fee at an annual rate based on the Fund's average daily net assets. BISYS also distributes the Funds' shares, for which it may receive certain additional fees. See "Management, Advisory and Other Service Arrangements."

REDEMPTION OF RETAIL CLASS SHARES

     Retail Class Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a customer's Retail Class Shares may be subject to redemption in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization. See "How to Redeem Retail Class Shares."

                                                                      PROSPECTUS

                                 FUND EXPENSES

     The following Table of Expenses lists the costs and expenses that a shareholder can expect to incur as an investor in the Retail Class of a Fund. Certain investors may qualify to invest in a Fund's Institutional Class, which is not offered hereby. Long-term Retail Class shareholders could pay more in distribution related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").

TABLE OF EXPENSES*


                                                                    SHORT                        TAX-FREE
                                                      U.S.      INTERMEDIATE                      SHORT
                                                    TREASURY    U.S. TREASURY   DIVERSIFIED    INTERMEDIATE    TAX-FREE
                                                   SECURITIES    SECURITIES        FIXED        SECURITIES    SECURITIES
                                                      FUND          FUND        INCOME FUND        FUND          FUND
                                                   ----------   -------------   ------------   ------------   ----------
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)........     4.00%          2.25%          4.00%          2.25%         4.00%
    Maximum Sales Load Imposed on Reinvested
      Dividends (as a percentage of offering
      price).....................................     None           None           None           None          None
    Deferred Sales Load (as a percentage of
      original purchase price or redemption
      proceeds, as applicable)...................     None           None           None           None          None
    Redemption Fees**............................     None           None           None           None          None
    Exchange Fee.................................     None           None           None           None          None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
    Management Fees..............................     0.60%          0.30%+         0.60%          0.50%         0.60%
    12b-1 Fees (after waivers)...................     0.25%          0.25%          0.25%          0.25%         0.25%
    Other Expenses (after waivers
      and reimbursements)........................     0.35%          0.37%          0.30%          0.33%         0.29%
    Total Fund Operating Expenses
      (after waivers and reimbursements).........     1.20%          0.92%          1.15%          1.08%         1.14%


EXAMPLE

     A shareholder would pay the following expenses on a $1,000 investment in Retail Class Shares assuming (1) 5% annual return*** and (2) redemption at the end of each time period.


                                                            SHORT                         TAX-FREE
                                             U.S.       INTERMEDIATE                       SHORT
                                           TREASURY     U.S. TREASURY    DIVERSIFIED    INTERMEDIATE     TAX-FREE
                                          SECURITIES     SECURITIES         FIXED        SECURITIES     SECURITIES
                                             FUND           FUND         INCOME FUND        FUND           FUND
                                          ----------    -------------    -----------    ------------    ----------
Time Period
     1 year............................      $ 52           $  32           $  51           $ 33           $ 51
     3 years...........................      $ 77           $  51           $  75           $ 56           $ 75
     5 years...........................      $103           $  72           $ 101           $ 81           $100
     10 years..........................      $180           $ 133           $ 174           $151           $173

------------

+ Reflects waiver. See "Explanation of Table" below.

(Footnotes continued on next page)


PROSPECTUS

  * Investors who purchase shares through a Participating Organization, including an affiliate of Hawaiian Trust or an Institution (as defined above), may be charged account-level fees for additional services provided to them by such Participating Organization in connection with investment in a Fund.
 ** The Transfer Agent will reduce the amount of a wire redemption payment by its then current wire redemption charge. As of the date of this Prospectus, there is no charge for wire redemptions. While this policy is subject to change at any time, it is not anticipated that such charge would exceed $7 per wire redemption.
*** The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. The actual rate of return may be greater or lesser than the assumed rate. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

EXPLANATION OF TABLE


     The purpose of the foregoing table is to assist shareholders in understanding the various costs and expenses that an investor in the Retail Class of the Funds will bear. The amounts set forth under "Annual Fund Operating Expenses," as well as expense amounts used in the Example, are based on actual amounts incurred during the most recent fiscal year, restated to reflect fee waivers and expense reimbursements in effect as of the date of this Prospectus. In addition, "Rule 12b-1 Fees" have been adjusted to reflect the current fee payable (after voluntary waiver) as of the date of this Prospectus. See "Management, Advisory and Other Service Arrangements--The Sponsor, Administrator and Distributor." The Example set forth above assumes reinvestment of dividends and distributions and utilizes a 5% annual rate of return as mandated by the Securities and Exchange Commission.



     Hawaiian Trust and BISYS each may elect, in its sole discretion, to otherwise waive or reimburse its respective fees. Any such waivers or reimbursements will reduce the total expenses of the Fund to which they apply, thereby increasing yield or total return. As described above, the percentages shown above under "12b-1 Fees," "Other Expenses" and "Total Fund Operating Expenses" reflect voluntary fee waivers and reimbursements. Absent such waivers and reimbursements, these percentages would be (i) 0.75%, 0.39%, and 1.74% for the U.S. Treasury Securities Fund; (ii) 0.75%, 0.42%, and 1.67% for the Short Intermediate U.S. Treasury Securities Fund; (iii) 0.75%, 0.34%, and 1.69% for the Diversified Fixed Income Fund; (iv) 0.75%, 0.38%, and 1.63% for the Tax-Free Short Intermediate Securities Fund; and (v) 0.75%, 0.33%, and 1.68% for the Tax-Free Securities Fund. In addition, the percentage shown above under "Management Fees" for Short Intermediate U.S. Treasury Securities Fund reflects a voluntary fee waiver. Absent such waiver, this percentage would be 0.50%. There can be no assurance that the foregoing waivers and expense reimbursements will continue to apply.


                                                                      PROSPECTUS

                              FINANCIAL HIGHLIGHTS


     The Financial Highlights in the table below set forth certain financial data and investment results of the Funds since their inception, expressed in one share outstanding throughout the relevant period. The Financial Highlights are derived from the financial statements of Pacific Capital Funds which have been audited by Ernst & Young LLP, independent auditors. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information. The Trust's annual report contains additional performance information relating to the Funds and is available upon request, without charge.



                                                                                  SHORT INTERMEDIATE U.S. TREASURY
                                          U.S. TREASURY SECURITIES FUND                   SECURITIES FUND
                                      -------------------------------------    --------------------------------------
                                                                NOVEMBER 1,                              DECEMBER 13,
                                      YEAR ENDED    YEAR ENDED    1993 TO      YEAR ENDED    YEAR ENDED    1993 TO
                                       JULY 31,      JULY 31,    JULY 31,       JULY 31,      JULY 31,     JULY 31,
                                         1996        1995(d)      1994(a)         1996        1995(d)      1994(a)
                                      ----------    ----------  -----------    ----------    ----------  ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................   $ 9.42        $ 9.04      $ 10.00        $ 9.60        $ 9.52       $10.00
                                      ----------    ----------  -----------    ----------    ----------     ------
Investment Activities
    Net investment income............     0.53          0.50         0.31          0.48          0.52         0.24
    Net realized and unrealized gain
      (loss) on investments..........    (0.20)         0.38        (1.00)        (0.11)         0.05        (0.52)
                                      ----------    ----------  -----------    ----------    ----------     ------
        Total from Investment
          Activities.................     0.33          0.88        (0.69)         0.37          0.57        (0.28)
                                      ----------    ----------  -----------    ----------    ----------     ------
Distributions
    Net investment income............    (0.53)        (0.50)       (0.27)        (0.50)        (0.49)       (0.20)
    In excess of net investment
      income.........................    (0.09)           --           --         (0.04)           --           --
    In excess of net realized
      gains..........................       --            --           --         (0.02)           --           --
                                      ----------    ----------  -----------    ----------    ----------     ------
        Total Distributions..........    (0.62)        (0.50)       (0.27)        (0.56)        (0.49)       (0.20)
                                      ----------    ----------  -----------    ----------    ----------     ------
NET ASSET VALUE, END OF PERIOD.......   $ 9.13        $ 9.42      $  9.04        $ 9.41        $ 9.60       $ 9.52
                                      ==========    ==========  ===========    ==========    ==========  ============
Total Return (excludes sales
  charges)...........................     3.43%(c)     10.18%       (6.95%)(c)     3.90%(c)      6.28%       (2.76%)(c)
RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period
      (000)..........................     $979        $1,035      $60,125        $1,156          $489       $3,419
    Ratio of expenses to average net
      assets.........................     1.20%(b)      1.19%        1.15%(b)      0.92%(b)      0.99%        1.00%(b)
    Ratio of net investment income to
      average net assets.............     5.55%(b)      5.57%        4.62%(b)      5.14%(b)      5.51%        3.96%(b)
    Ratio of expenses to average net
      assets*........................     1.74%(b)      1.81%        2.09%(b)      1.67%(b)      1.78%        5.39%(b)
    Ratio of net investment income to
      average net assets*............     5.01%(b)      4.96%        3.68%(b)      4.39%(b)      4.72%       (0.43%)(b)
Portfolio Turnover(e)................    15.75%        80.98%       11.36%        47.17%        62.73%        0.00%

------------

* During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.
(d) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.
(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


PROSPECTUS

                                                                 TAX-FREE SHORT INTERMEDIATE
                               DIVERSIFIED FIXED INCOME FUND           SECURITIES FUND             TAX-FREE SECURITIES FUND
                              -------------------------------  -------------------------------  -------------------------------
                                             OCTOBER 14, 1994                 OCTOBER 14, 1994                 OCTOBER 14, 1994
                               YEAR ENDED      TO JULY 31,      YEAR ENDED      TO JULY 31,      YEAR ENDED      TO JULY 31,
                              JULY 31, 1996      1995(a)       JULY 31, 1996      1995(a)       JULY 31, 1996      1995(a)
                              -------------  ----------------  -------------  ----------------  -------------  ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................    $ 10.75          $10.00          $ 10.11          $10.00          $ 10.53          $10.00
                                  ------          ------           ------          ------           ------          ------
Investment Activities
    Net investment income....       0.59            0.49             0.37            0.30             0.50            0.39
    Net realized and
      unrealized gain (loss)
      on investments.........      (0.19)           0.74            (0.03)           0.08             0.07            0.50
                                  ------          ------           ------          ------           ------          ------
        Total from Investment
          Activities.........       0.40            1.23             0.34            0.38             0.57            0.89
                                  ------          ------           ------          ------           ------          ------
Distributions
    Net investment income....      (0.58)          (0.48)           (0.37)          (0.27)           (0.49)          (0.36)
    In excess of net
      investment income......      (0.02)             --            (0.03)             --            (0.04)             --
    In excess of net realized
      gains..................      (0.10)             --               --              --            (0.04)             --
    Net realized gains.......         --              --               --              --            (0.09)             --
                                  ------          ------           ------          ------           ------          ------
        Total
          Distributions......      (0.70)          (0.48)           (0.40)          (0.27)           (0.66)          (0.36)
                                  ------          ------           ------          ------           ------          ------
NET ASSET VALUE, END OF
  PERIOD.....................    $ 10.45          $10.75          $ 10.05          $10.11          $ 10.44          $10.53
                              ============   ===============   ============   ===============   ============   ===============
Total Return (excludes sales
  charges)(b)................       3.69%          12.66%            3.41%           3.90%            5.54%           9.06%
RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of
      period (000)...........     $1,093             $27             $451            $308             $569            $563
    Ratio of expenses to
      average net
      assets(c)..............       1.15%           1.18%            1.08%           1.05%            1.14%           1.15%
    Ratio of net investment
      income to average net
      assets(c)..............       5.31%           6.25%            3.64%           3.82%            4.66%           4.93%
    Ratio of expenses to
      average net
      assets(c)*.............       1.69%           1.77%            1.63%           1.64%            1.68%           1.74%
    Ratio of net investment
      income to average net
      assets(c)*.............       4.77%           5.66%            3.09%           3.23%            4.12%           4.34%
Portfolio Turnover(d)........      58.86%          60.47%           54.70%          89.98%           24.78%          49.17%

------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


                                                                      PROSPECTUS

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     Each Fund has its own investment objectives, as described earlier in this Prospectus. Each Fund also follows its own investment policies and practices, subject to certain investment restrictions, all described further below and in "Additional Discussion Regarding Permitted Investment Activities." The SAI also contains more specific descriptions of investment restrictions which govern the investments of each of the Funds.

U.S. TREASURY SECURITIES FUND

     The U.S. Treasury Securities Fund invests primarily in U.S. Treasury Securities and in repurchase agreements collateralized by U.S. Treasury Securities. The U.S. Treasury Securities Fund seeks to enhance its total return by shortening the average maturity of portfolio securities when interest rates are anticipated to increase and lengthening the maturity of such portfolio securities to take advantage of anticipated interest rate declines. Under normal market conditions, at least 65% of the value of the total assets of the U.S. Treasury Securities Fund will be invested in U.S. Treasury Securities.

SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

     The Short Intermediate U.S. Treasury Securities Fund invests primarily in U.S. Treasury Securities and in repurchase agreements collateralized by U.S. Treasury Securities. The Short Intermediate U.S. Treasury Securities Fund seeks to enhance its total return by shortening the average maturity of portfolio securities when interest rates are anticipated to increase and lengthening the maturity of such portfolio securities to take advantage of anticipated interest rate declines. Due to the dollar-weighted average maturity of the Short Intermediate U.S. Treasury Securities Fund, it is expected to be less volatile than the U.S. Treasury Securities Fund. Under normal market conditions, at least 65% of the value of the total assets of the Short Intermediate U.S. Treasury Securities Fund will be invested in U.S. Treasury Securities.

DIVERSIFIED FIXED INCOME FUND

     The Diversified Fixed Income Fund invests in U.S. Government Obligations and in investment grade debt obligations. Most obligations acquired by the Diversified Fixed Income Fund will be issued by companies or governmental entities located within the United States. Up to 25% of the total assets of the Diversified Fixed Income Fund may, however, be invested in dollar-denominated debt obligations of foreign issuers. Under normal market conditions, at least 65% of the value of the total assets of the Diversified Fixed Income Fund will be invested in fixed income securities.

TAX-FREE SECURITIES FUND

     The Tax-Free Securities Fund purchases primarily Hawaiian Municipal Obligations and Municipal Obligations. As a matter of fundamental policy, the Tax-Free Securities Fund will have, under normal market conditions, at least 80% of its net assets invested in Municipal Obligations. As a matter of operating policy, under normal market conditions, at least 50%, and no more than 60%, of the market value of the Tax-Free Securities Fund's securities will be invested in Hawaiian Municipal Obligations. For temporary defensive purposes, Hawaiian Trust may invest more than 20% of the Tax-Free Securities Fund's net assets in securities that are subject to federal income tax or the federal alternative minimum tax.

TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

     The Tax-Free Short Intermediate Securities Fund purchases primarily Hawaiian Municipal Obligations and Municipal Obligations. As a matter of fundamental policy, the Tax-Free Short Intermediate Securities Fund will have, under normal market conditions, at least 80% of its net assets invested in Municipal Obligations. As a matter of operating policy, under normal market conditions at least 50%, and no more than 60%, of the market value of the Tax-Free Short Intermediate Securities Fund's

PROSPECTUS
securities will be invested in Hawaiian Municipal Obligations. For temporary defensive purposes, Hawaiian Trust may invest more than 20% of the Tax-Free Short Intermediate Securities Fund's net assets in securities that are subject to federal income tax or the federal alternative minimum tax.
                            ------------------------

     Debt obligations acquired by the Funds will, at the time of purchase, be rated investment grade or better-that is, obligations rated in one of the top four rating categories assigned by a nationally recognized statistical rating organization (an "NRSRO") or unrated obligations determined by Hawaiian Trust to be of comparable quality. See the SAI, "Appendix A."

        ADDITIONAL DISCUSSION REGARDING PERMITTED INVESTMENT ACTIVITIES

MUNICIPAL OBLIGATIONS

     MUNICIPAL BONDS--Municipal bonds generally have a maturity at the time of issuance of up to thirty years. They are principally classified either as "general obligation" bonds, which are secured by the pledge of the municipality's faith, credit and taxing power for the payment of principal and interest, or as "revenue" bonds, which are payable only from the revenues derived from a particular project or facility and generally are dependent solely on a specific revenue source.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal bonds which are covered by insurance guaranteeing the scheduled payment of principal and interest until their maturity ("Insured Municipal Bonds"). The insurance can be purchased either by the issuing government entity or by the Fund purchasing the bond. This insurance is primarily written by two organizations: Ambac Indemnity Corporation (formerly called American Municipal Bond Assurance Corporation), a unit of Citicorp, and Municipal Bond Insurance Association, a pool of private insurers, but may be written by certain other large insurance companies. This insurance feature minimizes the risks to the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund and its shareholders associated with payment delays or defaults in these portfolio securities, but does not guarantee the market value of these portfolio securities or the value of the shares of the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund. An issuer would likely purchase insurance in order to obtain a higher rating by an NRSRO than it would receive without the insurance thereby reducing the issuer's borrowing costs. The price paid or received for an Insured Municipal Bond may be higher than the price that would otherwise be paid or received for the municipal bond absent the insurance.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in moral obligation bonds ("Moral Obligation Bonds") which are tax-exempt bonds issued by a municipality or a state financial intermediary and backed by the moral obligation pledge of a state government. Under a moral obligation pledge, a state government indicates its intent to appropriate funds in the future if the primary obligor, the municipality or intermediary, defaults. The state's obligation to honor the pledge is moral rather than legal because future legislatures cannot be legally obligated to appropriate the funds required.

     MUNICIPAL NOTES--Municipal notes generally have maturities at the time of issuance of three years or less. Subject to its respective investment objective and policies, the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal notes that are rated at the date of purchase in the two highest rating categories assigned by an NRSRO, or not rated but considered by Hawaiian Trust to be of comparable quality. Municipal notes generally are issued in anticipation of the receipt of tax funds, of the

                                                                      PROSPECTUS
proceeds of bond placements or of other revenues. The ability of an issuer to make payments is, therefore, dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund also may invest in certain "private activity" bonds or notes. Such Funds may not be an appropriate investment for entities which are "substantial users," or certain "related persons" of substantial users, of facilities financed by private activity bonds. "Substantial users" are defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities, or a part thereof, were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

     MUNICIPAL COMMERCIAL PAPER--Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Subject to its respective investment objective and policies, the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal commercial paper that is rated at the date of purchase in one of the two highest rating categories by an NRSRO or not rated but is considered by Hawaiian Trust to be of comparable quality.

U.S. GOVERNMENT OBLIGATIONS

     Each of the Funds may invest in U.S. Government Obligations which include, in addition to U.S. Treasury Securities, the obligations of Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Student Loan Marketing Association ("SLMA"), Resolution Trust Corporation and Federal Home Loan Mortgage Corporation ("FHLMC"). U.S. Treasury Securities and certain other obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments. The Funds will invest in the obligations of such instrumentalities only when Hawaiian Trust believes that the credit risk with respect to the instrumentality is minimal.

BANK AND SAVINGS AND LOAN OBLIGATIONS

     Each of the Funds may invest in Bank and Savings and Loan obligations. These obligations include negotiable certificates of deposit, fixed time deposits, bankers' acceptances, and interest bearing demand accounts. The Funds limit their bank investments to dollar-denominated obligations of U.S., Canadian, Asian, Australian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.

PROSPECTUS

COMMERCIAL PAPER

     Each of the Funds may invest in commercial paper that is rated at the time of purchase in the highest short-term rating category by an NRSRO or unrated if considered by Hawaiian Trust to be of comparable quality. Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.

CORPORATE SECURITIES

     Each of the Funds may invest in debt securities issued by domestic corporations, U.S. dollar-denominated debt securities issued by Canadian corporations, Yankee bonds and supra-national obligations. Yankee bonds are U.S. dollar-denominated obligations issued by foreign governments or companies. Supra-national obligations are U.S. dollar-denominated obligations issued by international entities such as the World Bank and the Inter-American Development Bank.

PREFERRED STOCK

     Each of the Funds may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

ILLIQUID SECURITIES

     Each of the Funds may invest in illiquid securities. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid. Repurchase agreements with a duration of more than seven days, time deposits that do not provide for payment to a Fund within seven days after notice, Guaranteed Investment Contracts ("GICs") and most commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933 (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less) are subject to this 15% limit.

     If otherwise consistent with its investment objective and policies, any of the Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by Hawaiian Trust, acting under guidelines and procedures that are developed, established and monitored by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop.

BORROWINGS

     Each Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes in order to meet redemptions. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements which are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. The Funds would pay interest

                                                                      PROSPECTUS
on amounts obtained pursuant to a reverse repurchase agreement.

LOANS OF PORTFOLIO SECURITIES

     Each of the Funds may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high grade debt obligations equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, Hawaiian Trust will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily by Hawaiian Trust. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of such Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that had delivered cash-equivalent collateral. No Fund will lend securities having a value that exceeds 30% of the current value of its total assets. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, Hawaiian Trust, or BISYS.

FUTURES CONTRACTS AND RELATED OPTIONS

     Each of the Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

     The Funds may engage in such futures contracts in an effort to hedge against market risks and/ or manage cash flow into the Funds. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Funds can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Funds, through the purchase of such contracts, can attempt to secure better rates or prices for the Funds than might later be available in the market when it effects anticipated purchases. Alternatively, futures may be used to manage cash flows into and out of the Funds. For example, the investment manager may wish to be fully invested in a particular asset class. Through the use of futures, the manager can achieve this objective immediately while temporarily deferring industry and security selection, in the interest of timeliness.

     The acquisition of put and call options on futures contracts will, respectively, give the Funds the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

     Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of each Fund's total assets, and the value of securities that are the

PROSPECTUS
subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of each Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.


     Futures transactions involve brokerage costs and require the Funds to segregate assets to cover contracts that would require it to purchase securities or currencies. The Funds may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such losses are potentially significant and unanticipated changes may result in poorer overall performance than if the Funds had not entered into any futures transactions. In addition, the value of each Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting each Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. Where a liquid secondary market does not exist, a Fund is unlikely to be able to control losses by closing out futures positions. Finally, gains and losses on investments in options and futures depend on Hawaiian Trust's ability to predict correctly the direction of interest rates and other economic factors.


ASSET BACKED SECURITIES

     Each of the Funds may invest in Asset Backed Securities. Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, and other assets originated by various lenders. Asset Backed Securities acquired by a Fund consist of both mortgage and non-mortgage backed securities. Interest in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

     The life of an Asset Backed Security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an Asset Backed Security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.


     Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.


     One such type of mortgage-backed security is a GNMA Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate. This type of obligation is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. Such securities will be purchased for the Funds only when Hawaiian Trust determines

                                                                      PROSPECTUS
that they are readily marketable at the time of purchase.

     The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by Hawaiian Trust and used for the purpose of determining, respectively, the average weighted maturity of the Funds. Various independent mortgage-backed securities dealers publish average remaining life data using proprietary models and, in making such determinations for the Funds, Hawaiian Trust might deem such data unreasonable if such data appeared to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage-backed securities dealers.

     The Funds also may invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Such securities also may be debt instruments, which also are known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.


     Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage-backed securities will be purchased by the Funds only when such securities are readily marketable and rated at the time of purchase in one of the two highest rating categories assigned by an NRSRO or, if unrated, considered by Hawaiian Trust to be of comparable quality. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. See the SAI, "Additional Information of Fund Investments."


REAL ESTATE MORTGAGE INVESTMENT CONDUITS

     Each of the Funds may invest in Real Estate Mortgage Investment Conduits ("REMICs"). REMICs are a pass-through vehicle created to issue multiclass mortgage-backed securities. REMICs may be organized as corporations, partnerships, or trusts and those meeting certain qualifications are not subject to double taxation. Interests in REMICs may be senior or junior, regular (debt instruments) or residual (equity interests).

FLOATING AND VARIABLE RATE DEBT INSTRUMENTS

     Each of the Funds may invest in floating and variable rate debt instruments. Floating and variable rate debt instruments bear interest at rates that are not fixed, but vary with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at a par value prior to maturity. The floating and variable rate instruments that the Funds may purchase include certificates of participation in such obligations purchased from banks. Hawaiian Trust will monitor on an ongoing basis the ability of an issuer of a demand instrument to make payment when due, which could be affected by events occurring between the date the Funds elect to demand

PROSPECTUS
payment and the date payment is due, except when such demand instruments permit same-day settlement. In this regard, Hawaiian Trust, pursuant to direction of the Board of Trustees, will determine the liquidity of those instruments with demand features that cannot be exercised within seven days.

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS

     Each of the Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. The forward commitments and when-issued purchases are not expected to exceed 25% of the value of any of the Funds' total assets absent unusual market conditions.

     The Funds will not start earning interest or dividends on when-issued securities until they are received. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date such Fund agrees to purchase the securities. Each Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to such Fund's commitment to purchase securities on a when-issued or forward commitment basis. If the value of these assets declines, the Fund will replace additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

LETTERS OF CREDIT AND LIQUIDITY AGREEMENTS

     Each of the Funds may purchase debt obligations that are backed by an irrevocable letter of credit or liquidity agreement of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Hawaiian Trust, are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit and liquidity agreement backed investments.

REPURCHASE AGREEMENTS

     Each of the Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily by Hawaiian Trust. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

OTHER INVESTMENT COMPANIES

     In connection with the management of its daily cash position, each of the Funds may invest in securities issued by other investment companies, including other investment companies managed by Hawaiian Trust. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each of the Funds

                                                                      PROSPECTUS
intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total stock of any one closed-end company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations; however, Hawaiian Trust has undertaken to waive or reimburse the Funds its advisory fees with respect to Fund assets so invested (except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition).

FOREIGN SECURITIES

     Each of the Funds may invest in securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, tax on interest, gains and/or dividends may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

OPTIONS

     Each of the Funds may purchase put and call options and write covered put and call options on securities in which such Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System in an amount not exceeding 5% of the Fund's net assets. Options may be entered into in an attempt to hedge a Fund's portfolio against market risk or to enhance income (e.g., to attempt to realize through the receipt of premiums a greater current return than would be realized on the underlying securities alone). See SAI, "Additional Information on Fund Investments."

INTEREST ONLY OR PRINCIPAL ONLY OBLIGATIONS

     Each of the Funds may make limited investments (not exceeding 5% of the relevant Fund's net assets) in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPs"). Under the STRIPs program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

GUARANTEED INVESTMENT CONTRACTS

     Each of the Funds may invest up to 5% of its net assets in Guaranteed Investment Contracts ("GICs") issued by highly rated U.S. insurance companies. GICs are considered to be illiquid, and accordingly, are subject to each Fund's 15% limitation on investment in illiquid securities. See SAI, "Additional Information on Fund Investments."

                            ------------------------

PROSPECTUS

ADDITIONAL RISK DISCLOSURE

     Obligations rated in the lowest of the top four rating categories by an NRSRO have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating category may be reduced below the minimum rating required for purchase by the respective Fund. Hawaiian Trust will consider such an event in determining whether the relevant Fund should continue to hold the obligation.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund are nondiversified, which means that their assets may be invested among fewer issuers and therefore the value of their assets may be subject to greater impact by events affecting one of their investments.

     Since the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund invest significantly in obligations of issuers located in Hawaii, the marketability and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations and vote initiatives.

     The Hawaiian economy is concentrated in tourism, agriculture and military operations. Tourism is the strongest factor with tourists from a variety of nations cushioning any adverse economic situations in a single country. Hawaiian agriculture is diversifying into an expanded range of agricultural products, away from the dominant pineapple and sugar production that has been subject to increased foreign competition.

     Governmental activities, including activities usually administered on a municipal or county level such as public education, are the responsibility of the state. This concentration aggravates an otherwise high level of state debt obligations. The state General Fund has operated either within planned deficits or with ending fund balances since December 1962. Revenue is derived primarily from general excise taxes and individual and corporate income tax.

     There can, of course, be no assurance that any mutual fund will achieve its investment objective. In addition, unlike insured bank deposits, an investment in the Funds is not insured against loss of principal.

PORTFOLIO TURNOVER


     Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a Fund may sell a portfolio investment soon after its acquisition if Hawaiian Trust believes that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. The annual portfolio turnover rate is not expected to exceed 100% for any Fund. For the fiscal years ended July 31, 1996 and July 31, 1995, the portfolio turnover rate for the Funds were as follows:


                                                                      PROSPECTUS

                    PORTFOLIO TURNOVER RATE FOR FISCAL YEARS
                     ENDED JULY 31, 1996 AND JULY 31, 1995



                                  FUND                                  1996     1995
    -----------------------------------------------------------------   -----    -----
    Diversified Fixed Income Fund....................................   58.86%   60.47%*
    Short Intermediate U.S. Treasury Securities Fund.................   47.17%   62.73%
    Tax-Free Securities Fund.........................................   24.78%   49.17%*
    Tax-Free Short Intermediate Securities Fund......................   54.70%   89.98%*
    U.S. Treasury Securities Fund....................................   15.75%   80.98%

     ----------------------
     * Fiscal period from October 14, 1994 (commencement of operations) to July 31, 1995.

     See "Portfolio Transactions" in the SAI for additional information relating to portfolio turnover.

INVESTMENT POLICIES

     Each Fund's investment objectives, as set forth in the first paragraph of the description of each Fund in the "Highlights" section are fundamental; that is, they may not be changed without approval by vote of the holders of a majority of the relevant Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Trust's Board of Trustees determines, however, that a Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Trust's Board may make such change without shareholder approval and will disclose any such material changes in the then current prospectus. Any policy that is not specified in a Fund's Prospectus, or in the SAI, as being fundamental, is non-fundamental.

                       ADDITIONAL INVESTMENT RESTRICTIONS

     As matters of fundamental policy, each of the Funds may not:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations, and except that this restriction does not apply to the Tax-Free Securities Fund or the Tax-Free Short Intermediate Securities Fund, which are non-diversified funds.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations; (b) with respect to the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund, there is no limitation with respect to Municipal Obligations (for purposes of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Obligations); (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

PROSPECTUS

     3. Make loans, borrow money or issue senior securities, except under certain circumstances, and subject to certain percentage limitations, specified above and in the SAI.



     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation.


              MANAGEMENT, ADVISORY AND OTHER SERVICE ARRANGEMENTS

THE BOARD OF TRUSTEES


     The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The names and principal occupations of the Trustees of the Trust are listed below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.



                             POSITION(S) HELD
    NAME AND ADDRESS          WITH THE TRUST                    PRINCIPAL OCCUPATION
------------------------- ----------------------    ---------------------------------------------
Deborah G. Patterson*          Trustee and          Senior Vice President of Bank of
                               Chairperson          Hawaii--Asset Management and Private Client
                                                    Group (1994-present); Director of KPMG Peat
                                                    Marwick (1993-1994); Senior Vice President
                                                    and Manager of Wells Fargo Bank (1987-1992)
Irimga McKay*             Trustee and President     Senior Vice President of BISYS Fund Services
                                                    (1994-present); Senior Vice President of
                                                    Concord Financial Group (1986-1994)
Douglas Philpotts*               Trustee            Chairman of the Board of Directors
                                                    (1992-1994), President (1986-1992), and
                                                    Director (1984-present) of Hawaiian Trust
                                                    Company Limited
Richard W. Gushman, II           Trustee            President and Chief Executive Officer of
                                                    OKOA, Inc. (1985-present); Adviser to RAMPAC,
                                                    Inc.
Stanley W. Hong                  Trustee            President and Chief Executive Officer of the
                                                    Chamber of Commerce of Hawaii (1996-present);
                                                    Business Consultant (1994-present)
Russell K. Okata                 Trustee            Executive Director of Hawaii Government
                                                    Employees Association (1981-present)
Oswald K. Stender                Trustee            Trustee of Bernice Pauahi Bishop Estate
                                                    (1990-present); Director of Hawaiian Electric
                                                    Industries, Inc. (1993-present)



     Trustees of the Trust who are not officers or employees of the Trust, BISYS or Hawaiian Trust are entitled to receive from the Trust a quarterly retainer and a fee for each Board of Trustees meeting attended. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.


                                                                      PROSPECTUS

THE ADVISER


     Pursuant to an Advisory Agreement, the Funds are advised by Hawaiian Trust, whose address is Financial Plaza of the Pacific, 111 S. King Street, Honolulu, Hawaii 96813. Hawaiian Trust is a Hawaii corporation organized in 1898 and is the largest trust company in the State of Hawaii, both in terms of assets under administration and assets under management. As of June 30, 1996, Hawaiian Trust had approximately $6.3 billion of client financial assets under management. Hawaiian Trust is a wholly owned subsidiary of Bank of Hawaii, the largest banking organization headquartered in the State of Hawaii, with approximately $13 billion of assets as of June 30, 1996, and branches and offices throughout the Pacific Basin, including Guam, Singapore, Tokyo, Seoul and Taiwan. All shares of Bank of Hawaii are owned by Bancorp Hawaii, Inc. ("Bancorp") and Bank of Hawaii's Directors (each of whom owns qualifying shares as required by Hawaii law). Bancorp is a bank holding company, registered under the Bank Holding Company Act of 1956, as amended, and its common stock is listed and traded on the New York Stock Exchange (the "Exchange"). Bancorp files annual and periodic reports with the Commission and the Exchange, which are available for public inspection. Hawaiian Trust is not authorized to and does not carry on a banking business.



     The actual management of the portfolios of the Trust is coordinated by Hawaiian Trust's investment unit, which is staffed with more than 30 people, including six Chartered Financial Analysts and seven M.B.A.'s. All investment decisions of the Funds are made by a committee, and no person is primarily responsible for making recommendations to the committee. Hawaiian Trust has served as investment adviser to other investment companies since 1984. These include the Hawaiian Tax-Free Trust, with assets exceeding $650 million as of June 30, 1996, and the Cash Assets Trust, with assets of approximately $670 million as of June 30, 1996.


     Subject to the supervision of the Board of Trustees, Hawaiian Trust will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. Hawaiian Trust will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. Hawaiian Trust will provide the services under the Advisory Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions.


     For its services under the Advisory Agreement, Hawaiian Trust is entitled to monthly advisory fees at the annual rates of each Fund's average daily net asset value equal to 0.50% for the Short Intermediate U.S. Treasury Securities Fund and the Tax-Free Short Intermediate Securities Fund, and 0.60% for the Diversified Fixed Income Fund, the U.S. Treasury Securities Fund and the Tax-Free Securities Fund. For the fiscal year ended July 31, 1996, the fees paid by the Funds to Hawaiian Trust under the Advisory Agreement, as a percentage of average daily net assets, were as follows: Diversified Fixed Income Fund--0.60%; Short-Intermediate U.S. Treasury Securities Fund--0.30% (after advisory fee waiver); Tax-Free Securities Fund--0.60%; Tax-Free Short Intermediate Securities Fund-- 0.50%; and U.S. Treasury Securities Fund--0.60%.


THE SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     BISYS is the administrator for each Fund, and also acts as the Trust's principal underwriter and distributor. BISYS generally assists in all aspects of the administration and operation of the Funds. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Trust, BISYS is entitled to receive a fee from the Funds, computed daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Fund.

PROSPECTUS

     For the fiscal year ended July 31, 1996, the ratios of total expenses to average net assets (excluding waivers) for the Funds were as follows:
Diversified Fixed Income Fund--1.69%; Short Intermediate U.S. Treasury Securities Fund--1.67%; Tax-Free Securities Fund--1.68%; Tax-Free Short Intermediate Securities Fund--1.63%; and U.S. Treasury Securities Fund--1.74%.



     In addition, BISYS, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which BISYS has the responsibility for distributing shares of the Funds. The Distribution Agreement provides that BISYS shall act as agent for the Funds for the sale of their shares and may enter into selling agreements with banks, broker/dealers or other financial institutions to market and make available shares to their respective customers. For its services, BISYS is entitled to a Distribution Fee as set forth in the Distribution and Shareholder Servicing Plan (the "Distribution Plan"). The Distribution Plan provides that with respect to the Retail Class Shares, BISYS is entitled to receive from each Fund a fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of each Fund attributable to the Retail Class Shares of such Fund to compensate it for the following: (a) payments BISYS makes to banks and other institutions and industry professionals, broker/dealers, including Hawaiian Trust, BISYS and their affiliates or subsidiaries, pursuant to an agreement in connection with providing administrative support services to the holders of a Fund's Retail Class Shares; or (b) payments to financial institutions and industry professionals (such as insurance companies, investment counselors, and BISYS' affiliates and subsidiaries) in consideration for the sales support services provided and expenses assumed in connection with distribution assistance, including but not limited to, printing and distributing Prospectuses to persons other than current shareholders of a Fund, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of a Fund's Shares, and personnel and communication equipment used in servicing shareholder accounts and prospective shareholder inquiries.



     The Distribution Fee shall be paid to BISYS only to compensate or to reimburse it for actual payments or expenses incurred as described above. The Distribution Fee payable to BISYS is determined, within such limit, from time to time by mutual agreement between the Trust and BISYS, and may not exceed the maximum fee payable under the Rules of Fair Practice of the NASD. Until further notice, BISYS voluntarily intends to waive a portion of its Distribution Fee for the current fiscal year such that the Distribution Fee payable by each Fund will not exceed 0.25% of the average daily net asset value attributable to the Fund's Retail Class Shares on an annual basis.


     BISYS may enter into selling agreements with one or more selling agents under which such agents may receive compensation from BISYS for sales support services, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of the Retail Class of each Fund's shares attributable to it. Since the Distribution Agreement provides for fees that are used by BISYS to pay for distribution-related and sales support services, the Distribution Plan and the Distribution Agreement are approved and reviewed in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expense of distributing its shares. As noted above, each Fund also offers an Institutional Class, which is made available only to certain investors. The Institutional Classes are not subject to any Distribution Fees or entitled to benefits under the Distribution Plan. No Fund's Retail Class will be liable for distribution expenditures made by BISYS in any given year in excess of the maximum amount payable under the Distribution Plan for that Fund in that year.

     BISYS is a broker/dealer registered with the Commission, and is a member of the NASD.

                                                                      PROSPECTUS

OTHER SERVICE ARRANGEMENTS


     Administrative Data Management Corporation ("ADM" or the "Transfer Agent"), 581 Main Street, Woodbridge, New Jersey 07095, serves as the Trust's transfer agent and dividend disbursing agent. Ernst & Young LLP, One Columbus, Suite 2300, 10 West Broad Street, Columbus, Ohio 43215, serves as independent auditors for the Trust.


                        VALUATION OF RETAIL CLASS SHARES

     The net asset value of the Retail Class Shares for each Fund is determined and its shares are priced as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time) (the "Valuation Time") each Business Day. As used herein, a "Business Day" is a day on which the Exchange is open for trading and any other day (other than a day on which no shares of that Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Retail Class Share is calculated by determining the value of the Retail Class's proportional interest in the securities and other assets of each Fund, less (i) such class's proportional share of general liabilities and (ii) liabilities allocable only to such class, and dividing such amount by the number of Retail Class Shares outstanding. The net asset value per Share for each Fund will fluctuate as the value of its investment portfolio changes.

     Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information about valuation of investments in the Funds, see the SAI.

                      HOW TO PURCHASE RETAIL CLASS SHARES

PURCHASE OF SHARES

     Retail Class Shares in each Fund are sold on a continuous basis. Investors may purchase Retail Class Shares of a Fund by completing and signing an account registration form ("Account Registration Form") and mailing it, together with a check (or other negotiable bank draft or money order) payable to the Trust, in at least the minimum initial purchase amount, to your Participating Organization or to the Trust's Transfer Agent, Administrative Data Management Corporation, 581 Main Street, Woodbridge, New Jersey 07095. Subsequent purchases of shares of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to ADM at the above address or to your Participating Organization.

     Retail Class Shares of the Funds may be purchased through procedures established by BISYS in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by banks, institutions or industry professionals, such as broker/dealers, who have entered into an agreement with BISYS ("Participating Organizations") under the Distribution Plan. See "Management, Advisory and Other Service Arrangements." BISYS' principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

PROSPECTUS

     Retail Class Shares of a Fund sold to Participating Organizations acting in a fiduciary, advisory, custodial or other similar capacity on behalf of a Customer will normally be held of record by the Participating Organizations. With respect to shares so sold, it is the responsibility of the Participating Organizations to transmit purchase or redemption orders to ADM and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares of a Fund will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organization to the Customer.

     If an Account Registration Form has been previously received by ADM, investors may also purchase Retail Class Shares by telephoning ADM at 800-258-9232. Payment for Retail Class Shares ordered by telephone may be made by check or by electronic transfer and must be received by the Trust's Custodian within seven days of the telephone order. If payment is not received within seven days or a check timely received does not clear, the purchase may be cancelled and the investor could be liable for any losses or fees incurred. In the case of purchases of Retail Class Shares effected by wiring funds to the Trust's Custodian, investors must call ADM at 800-258-9232 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information. If you have opened an account through a Participating Organization, you should telephone the Participating Organization to make further investments.

     Retail Class Shares of each Fund are purchased at the public offering price per Retail Class Share, which is the net asset value per Retail Class Share (see "Valuation of Retail Class Shares") next determined after receipt by the Transfer Agent of an order to purchase Retail Class Shares in good form plus the applicable sales charge as described below. The Participating Organizations are responsible for the prompt transmission of purchase orders to the Transfer Agent. Purchases of Retail Class Shares of a Fund will be effected only on a Business Day of such Fund. An order received by the Transfer Agent prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received by the Transfer Agent after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

     The minimum investment for an investor's initial purchase of Retail Class Shares of a Fund is $1,000. The minimum investment for subsequent purchases is $50. The minimum initial investment amount for IRAs is $250. As discussed below, the minimum initial investment amount for Auto Invest Plan participants is $100.

     Depending upon the terms of a particular Customer account, a Participating Organization may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds. Information concerning these services and any charges will be provided by the relevant Participating Organization. This Prospectus should be read in conjunction with any such information received from the Participating Organization.

     The Trust reserves the right to reject any order for the purchase of its Retail Class Shares in whole or in part.

     Every Shareholder will receive a confirmation of each new transaction in the Shareholder's account. In the case of Retail Class Shares held of record by a Participating Organization but beneficially owned by a Customer, confirmations of purchases, exchanges and redemptions of Retail Class Shares by a Participating Organization will be sent to the Customer by the Participating Organization. Certificates representing shares will not be issued.

SALES CHARGES

     The public offering price of a Retail Class Share of a Fund equals its net asset value plus a sales charge. BISYS receives this sales charge as principal underwriter and will reallow a portion of it

                                                                      PROSPECTUS
to broker/dealers or other financial institutions as dealer discounts and brokerage commissions. From time to time dealers who receive dealer discounts and broker commissions from BISYS may reallow a portion of such dealer discounts and broker commissions to other dealers or brokers. BISYS may elect to reallow a higher percentage of the sales charge stated below to selected brokers and dealers for all sales with respect to which orders are placed with BISYS during a particular period. At BISYS' discretion, the entire sales charge may at times be reallowed as dealer discounts and brokerage commissions. If any sales charge is reallowed to a broker/dealer or financial institution, it may be deemed an "underwriter" under the Securities Act of 1933, as amended.

     The following sales charge schedule applies to all Funds except the Short Intermediate U.S. Treasury Securities Fund and the Tax-Free Short Intermediate Securities Fund:

                                                                                               DEALER
                                                                       SALES CHARGE AS        ALLOWANCE
                                                   SALES CHARGE AS     A PERCENTAGE OF     AS A PERCENTAGE
                                                   A PERCENTAGE OF       NET AMOUNT          OF OFFERING
               AMOUNT OF PURCHASE                  OFFERING PRICE         INVESTED              PRICE
------------------------------------------------   ---------------     ---------------     ---------------
Less than $25,000...............................         4.00%               4.17%               3.60%
$25,000 or more but less than $50,000...........         3.75%               3.90%               3.38%
$50,000 or more but less than $100,000..........         3.50%               3.63%               3.15%
$100,000 or more but less than $250,000.........         3.25%               3.36%               2.93%
$250,000 or more but less than $500,000.........         3.00%               3.09%               2.70%
$500,000 or more but less than $1,000,000.......         2.50%               2.56%               2.25%
$1,000,000 or more..............................         0.00%               0.00%               0.00%

     The following sales charge schedule applies to the Short Intermediate U.S. Treasury Securities Fund and Tax-Free Short Intermediate Securities Fund:

                                                                                                DEALER
                                                    SALES CHARGE AS     SALES CHARGE AS     ALLOWANCE AS A
                                                    A PERCENTAGE OF     A PERCENTAGE OF      PERCENTAGE OF
                                                    PUBLIC OFFERING       NET AMOUNT        PUBLIC OFFERING
               AMOUNT OF PURCHASE                        PRICE             INVESTED              PRICE
-------------------------------------------------   ---------------     ---------------     ---------------
Less than $100,000...............................         2.25%               2.30%               2.03%
$100,000 or more but less than $250,000..........         1.75%               1.78%               1.58%
$250,000 or more but less than $500,000..........         1.25%               1.27%               1.13%
$500,000 or more but less than $1,000,000........         1.00%               1.01%               0.90%
$1,000,000 or more...............................         0.00%               0.00%               0.00%

     While there are no sales charges on single transactions of $1 million or more, BISYS will make payments to securities dealers, from its own resources, related to these transactions as shown in the table below. The first payment will be applied to the total purchase price and made payable upon settlement of the purchase. Subsequent payments will be made at the end of each full calendar quarter following the original purchase. The amount of each subsequent payment will be based on the number of

PROSPECTUS
shares originally purchased and remaining in the account at the time of the payment multiplied by the net asset value per share at the purchase date. The payment schedule will be as follows:

                                                           NUMBER OF      AMOUNT OF       TOTAL OF ALL
                   AMOUNT OF PURCHASE                      PAYMENTS      EACH PAYMENT       PAYMENTS
--------------------------------------------------------   ---------     ------------     ------------
$1,000,000 or more but less than $2,000,000.............       6            0.083%            0.50%
$2,000,000 or more but less than $4,000,000.............       5            0.070%            0.35%
$4,000,000 or more......................................       4            0.063%            0.25%

     The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which term shall mean: (i) an individual, his or her spouse and children under the age of 21, if any; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some bona fide business purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a reduced sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

     BISYS, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of the Trust. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public advertising campaigns regarding one or more Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging, (2) tickets for entertainment events (such as concerts, cruises and sporting events), and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Trust's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by the Funds or their shareholders.

REDUCED SALES CHARGES

     SALES CHARGE WAIVERS--The following classes of investors may purchase Retail Class Shares of a Fund with no sales charge in the manner described below (any of which may be changed or eliminated at any time by BISYS):

     (1) Existing shareholders of a Fund, upon the reinvestment of dividend and capital gain distributions;

     (2) Officers, trustees, directors, employees and retired employees of the Trust, Bancorp and its affiliates, and of BISYS and its affiliates (and spouses and children of each of the foregoing);


     (3) With the exception of investors for whom Bancorp Investment Group provides custodial services, investors for whom Bancorp or one of its affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity;


     (4) Investors who purchase shares of a Fund through a retirement related payroll deduction plan,

                                                                      PROSPECTUS
a 401(k) plan, a 403(b) plan, or a similar plan which by its terms permits purchases of shares; and

     (5) Orders placed on behalf of other investment companies distributed by the Distributor.

     The Trust permits the sale of its Retail Class Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group (i) is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer); (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;
(iii) if it is a group or association, gives its endorsement or authorization to an investment program to facilitate solicitation of its membership by a broker or dealer, and (iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Trust and the group, representative or broker or dealer. At the time of purchase the investor, either directly or through a broker or dealer, must furnish the Transfer Agent with information sufficient to permit verification that the purchase qualifies for a reduced sales charge.

     The Distributor may waive the sales charge for an investor who purchases a Fund's Retail Class Shares with the proceeds from the recent redemption of shares of any non-money market front-end or back-end load mutual fund. To the extent the sales load of the Fund in which such investor seeks to invest is higher than that of the fund with respect to which the redemption proceeds relate, the Distributor will waive only that portion of the Fund's sales load which equals the prior sales load paid. Any portion of the sales load which is not waived in accordance with the foregoing must be paid by the investor at the time of purchase. Purchases of Fund shares using redemption proceeds as described above must be made within 60 days of redemption from funds which are not a series of Pacific Capital Funds and within 120 days of redemption from funds which are series of Pacific Capital Funds. The Transfer Agent must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. BISYS also, from time to time, may waive the sales charge for all investors with respect to any Fund.

     LETTERS OF INTENT--Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to purchase a certain amount of a Fund's Retail Class shares within a period of 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earlier purchase to be included. The terms of the Letter of Intent and the escrow account associated therewith are described in the Account Registration Form. For further information, interested investors should contact ADM or their Participating Organization. Letter of Intent privileges may be amended or terminated without notice at any time by the Trust.

     CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION--A Purchaser may qualify for a reduced sales charge by (i) combining concurrent purchases of shares of a Fund with purchases of one or more of the other Funds sold with a sales charge or
(ii) combining a current purchase of shares of a Fund with prior purchases of shares of any of the other Funds sold subject to a sales charge. The applicable sales charge is based on the sum of (a) the Purchaser's current purchase of shares of any Fund sold with a sales charge plus (b) the then-current net asset value of all shares held by the Purchaser in any Fund sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must at the time of purchase provide ADM or their Partici-

PROSPECTUS
pating Organization with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Trust. Shares of other series of the Trust sold subject to a sales charge which are not offered through this Prospectus may be counted for purposes of the accumulation privileges.

     AUTO INVEST PLAN--The Auto Invest Plan enables shareholders of any of the Funds to make regular monthly or quarterly purchases of shares through automatic deductions from their bank accounts. With shareholder authorization, the Transfer Agent will deduct the amount specified from the shareholder's bank account which will automatically be invested in shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Registration Form which can be obtained by calling ADM at 800-258-9232. For a shareholder to change the Auto Invest Plan instructions, the request must be made in writing to ADM or your Participating Organization. Depending upon the terms of a particular Customer account, a Participating Organization may charge a Customer's account fees for services provided in connection with investment in the Funds. Information concerning these services and any charges will be provided by the Participating Organizations. This Prospectus should be read in conjunction with any such information received from the Participating Organizations.

EXCHANGE PRIVILEGES

     Except as described below, Retail Class shareholders may exchange shares of any Fund on the basis of the relative net asset value of the shares exchanged, without payment of a sales charge, for Retail Class Shares of any other Fund, Retail Class Shares of any other series of the Trust or for service class shares of the Cash Assets Trust, the Tax-Free Cash Assets Trust or the U.S. Treasuries Cash Assets Trust, so long as they maintain the respective minimum account balance in each Fund in which they own shares. To the extent that a shareholder exchanges into a Fund having a higher sales charge than that of the Fund from which the shareholder is exchanging, the shareholder will pay the sales charge differential at the time of the exchange.

     For federal income tax purposes, an exchange of shares is deemed a sale on which a shareholder may realize capital gain or loss. Before an exchange can be effected, a shareholder must receive a prospectus of the fund into which the subject shares are to be exchanged. If you have previously elected the telephone exchange option on your Account Registration Form, an exchange can be made by calling ADM at 800-258-9232 or your Participating Organization. Otherwise, exchanges may be made by forwarding a written request for exchange to ADM or your Participating Organization. Exchange privileges may be exercised only in those states where Retail Class Shares of such other Fund or series may be legally sold, and may be amended or terminated at any time upon 60 days' notice.

                       HOW TO REDEEM RETAIL CLASS SHARES

     Shareholders may redeem their Retail Class Shares without charge on any day that net asset value is calculated (see "Valuation of Retail Class Shares") and Retail Class Shares may ordinarily be redeemed by mail or by telephone. However, if you purchase shares through a Participating Organization which serves as the shareholder of record, you must redeem through such institution. In all other cases, a completed Account Registration Form must have been received by the Transfer Agent before redemption requests may be honored. All or part of a Customer's Retail Class Shares may be subject to redemption in accordance with instructions and limitations pertaining to his or her account

                                                                      PROSPECTUS
held by a Participating Organization. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum due to redemptions, the Customer may be obliged to redeem, or the Participating Organization may be authorized to redeem for and on behalf of the Customer, the Customer's Retail Class Shares.

REDEMPTION BY MAIL

     A written request for redemption must be received by ADM or your Participating Organization in order to constitute a valid tender for redemption. The Participating Organizations are responsible for the prompt transmission of redemption requests to the Transfer Agent. The Transfer Agent will require a signature guarantee by an eligible guarantor institution if (a) the redemption check is to be payable to anyone other than the Retail Class Shareholder(s) of record or (b) a redemption check is to be mailed or proceeds are to be wired to the Retail Class Shareholder(s) at an address other than the address of record or other than a commercial bank account designated on the Account Registration Form of such Retail Class Shareholder(s) or (c) the redemption proceeds exceed $50,000. For purposes of this policy, the term "eligible guarantor institution" shall mean members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Participants of STAMP, MSP, and SEMP are subject to dollar value limitations which must be considered when requesting their authorization. The Transfer Agent reserves the right to reject any signature guarantee if it has reason to believe that the transaction would otherwise be improper.

REDEMPTION BY TELEPHONE

     A shareholder may have the proceeds of redemption requests electronically transferred or mailed directly to a domestic commercial bank account previously designated by the shareholder on the Account Registration Form. Under most circumstances, such proceeds will be transmitted on the next Business Day following receipt of a valid request for redemption. If you authorize the telephone redemption option in your Account Registration Form, such electronic redemption request may be made by the shareholder by telephone to ADM or your Participating Organization. The Transfer Agent will reduce the amount of a wire redemption payment by its then-current wire redemption charge. As of the date of this Prospectus, there is no charge for wire redemptions. While this policy is subject to change at any time, it is not anticipated that such charge would exceed $7 per wire redemption. There is no charge for having proceeds of redemption requests mailed to a designated bank account. The Trust will not permit shareholders to change their accounts by telephone. For telephone redemptions, call ADM at 800-258-9232. Neither the Distributor, the Transfer Agent, Hawaiian Trust nor the Trust will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Fund's telephone transaction procedures, upon instructions reasonably believed to be genuine. The Trust will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine. A description of the procedures employed by the Trust to confirm instructions communicated by telephone is contained in the Statement of Additional Information. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the Shareholder, except that if the Distributor, the Transfer Agent, Hawaiian Trust, the Trust or their affiliates do not follow reasonable procedures, some or all of them may be liable for any such losses.

     During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or express mail, and it will be implemented at the next determined net asset value following receipt by the Transfer Agent.

PROSPECTUS

PAYMENTS TO RETAIL CLASS SHAREHOLDERS

     Redemption orders are effected at the net asset value per share next determined after the Retail Class Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of shares in a Fund may be more or less than the amount invested. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from shareholders for next Business Day payments upon redemption of Retail Class Shares if the request for redemption is received by the Transfer Agent before 4:00 p.m., Eastern Time, on a Business Day or, if the request for redemption is received after 4:00 p.m., Eastern Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in such manner.

     If the Trust is requested to redeem Retail Class Shares for which it has not yet received good payment, it may delay the forwarding of proceeds only until payment has been collected for the purchase of such Retail Class Shares. Such collection may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Retail Class Shares, investors should purchase shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Retail Class Shares redeemed, but under abnormal conditions which make payment in cash inadvisable, the Trust may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small accounts, the Trust reserves the right to redeem, at net asset value, the Retail Class Shares of any shareholder if, because of redemptions of Retail Class Shares by or on behalf of the shareholder, the account of such shareholder in any Fund has a value of less than $250 due to redemptions. Accordingly, an investor purchasing Retail Class Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Retail Class Shares. Before the Trust exercises its right to redeem such Retail Class Shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the Retail Class Shares of a Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

AUTO WITHDRAWAL PLAN


     The Auto Withdrawal Plan enables shareholders of any of the Funds to make regular monthly or quarterly redemptions of Retail Class Shares. With shareholder authorization, the Transfer Agent will automatically redeem Retail Class Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the shareholder. The required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, shareholders should call ADM for more information. Purchases of additional Retail Class Shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. To change the Auto Withdrawal Instructions, or to discontinue the feature, a shareholder must submit a written request to ADM or their Participating Organization.


                                                                      PROSPECTUS

                          DIVIDEND AND TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     The Funds will declare dividends of substantially all of their net income daily and will pay such dividends monthly. Distributable net realized capital gains are distributed at least annually to shareholders of record. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares unless the shareholder elects to receive such dividends or distributions in cash. Dividends elected to be received in cash may be deposited directly into a shareholder's financial institution account, provided the shareholder has completed the appropriate section of the Account Registration Form. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November or December to shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to ADM at 581 Main Street, Woodbridge, New Jersey 07095 or to your Participating Organization, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

TAX INFORMATION


     Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund does so qualify, it will not be liable for federal income taxes on amounts paid by it as dividends and capital gain distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible, although not likely, that a Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for distributions made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.



     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund each intends to qualify during each fiscal year under the Code to pay exempt-interest dividends to shareholders. Exempt-interest dividends which are derived from net interest income earned by a Fund on tax-exempt securities will be excludable from gross income of the shareholders of the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund for regular federal income tax purposes. Distributions of short-term capital gains, long-term capital gains and accrued market discount on taxable securities or municipal securities are taxable and are not included in exempt-interest dividends. Dividends from interest on taxable short-term obligations, and income from repurchase agreements and securities loans, are reportable by shareholders of the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund as ordinary income. Although tax-exempt dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from a Fund) received or acquired during the year.



     Capital gains dividends (net long-term gains over net short-term losses which a Fund distributes) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes his or her distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares.


PROSPECTUS

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Funds are not distributed but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains distributions and amounts taxed to shareholders.



     A Fund's gains or losses on sales of securities will be long-term or short-term depending upon the length of time the Fund has held such securities. Capital gains and losses of the Fund will also include gains and losses on futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized. Those deemed to be realized are on futures and options held by a Fund at year-end, which are "marked to the market," that is, deemed sold for fair market value. Net gains or losses realized and deemed realized on Section 1256 futures and options contracts will be reportable by the Fund as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.



     Corporate shareholders are not expected to be entitled to any dividends received deduction with respect to dividends paid by the Funds.



     Information as to the tax status of a Fund's dividends and distributions will be mailed to shareholders annually.


     Under the Code, interest on loans incurred by shareholders to enable them to purchase shares of the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may not be deducted for federal or Hawaii tax purposes to the extent the shareholders receive tax-exempt dividends from such Fund. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of such a Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares of either the Tax-Free Securities Fund or the Tax-Free Short Intermediate Securities Fund.


     While interest from Municipal Obligations held by the Tax-Free Securities Fund and the Tax Free Short Intermediate Securities Fund is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986 constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax, and all tax-exempt interest will be a component of the corporate alternative minimum tax. Whether or not that computation will result in a tax will depend on many factors, and shareholders should consult their tax advisers as to the possible alternative minimum tax, if any, they may incur.


     The Trust will be required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Funds if a correct Taxpayer Identification Number, certified when required, is not on file with the Trust or the Transfer Agent. Under the Code, dividends paid to a non-resident alien or other foreign shareholder may be subject to U.S. withholding tax (at a rate of up to 30%).

TAX EFFECTS OF REDEMPTIONS


     A shareholder who redeems his or her shares or exchanges his or her shares for shares of another Fund will usually have a short- or long-term (depending on how long the shares have been held) capital gain or loss (depending on whether the proceeds of the redemption are more or less than their tax basis, which is usually cost). However, if the shares redeemed or sold were held for six months or less, any capital loss is disallowed to the extent of any exempt interest dividends on these shares and is otherwise treated as long-term to the


                                                                      PROSPECTUS
extent of capital gains distributions received on such shares.

HAWAIIAN TAX INFORMATION

     If at the close of each quarter of the Tax-Free Short Intermediate Securities Fund's and the Tax-Free Securities Fund's taxable year at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from Hawaii personal income tax (under either the laws of Hawaii or of the United States), the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund will be entitled to pay dividends to its shareholders which will be exempt from Hawaii personal income tax to the extent derived from such obligations. Similar exemptions may be available in other states with regard to the portion of tax-exempt dividends attributable to interest exempt from state taxation under federal law.

     Dividends and distributions made by the Tax-Free Securities Fund or the Tax-Free Short Intermediate Securities Fund to Hawaii residents, to the extent attributable to Hawaiian Municipal Obligations, will generally be treated for Hawaii personal income tax purposes in the same manner as they are treated under the Code for federal income tax purposes. Under Hawaii law, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaii income taxation.

     Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Trust but will be subject to other state and local taxes.
                            ------------------------

     For further information regarding taxation, see "Tax Information" in the SAI.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and state taxation.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                              GENERAL INFORMATION

PERFORMANCE

     From time to time, performance for the Retail Class Shares of the Funds showing each Fund's average annual total return, aggregate total return, yield, and tax-equivalent yield where appropriate may be presented in advertisements, sales literature and in reports to Retail Class Shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Funds, and will, unless otherwise noted, reflect the imposition of the maximum sales charge. Average annual return is measured by comparing the value of an investment in Retail Class Shares of a Fund at the beginning of the relevant period to the redemption value of the investment, after reflecting the reinvestment of any dividends or capital gains distributions and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing such Fund's net investment income per Retail Class Share earned during a recent 30-day period by such Fund's per Retail Class Share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. From time to time, average annual total return, aggregate total return and yield for the Retail Class Shares of the

PROSPECTUS

Funds may also be calculated and advertised on the basis of an investment in a Fund at the net asset value per share or at net asset value per share plus a reduced sales charge, rather than the public offering price per share. In this case, the figure would not reflect the effect of a maximum sales charge that a Retail Class Shareholder may have paid. Tax-equivalent yield for the Tax-Free Securities Fund and the Short Intermediate Tax-Free Securities Fund will be computed assuming a stated income tax rate has been applied to non-exempt income to derive the tax-exempt portion of the Funds' yield.

     Retail Class Shareholders may also be provided with information comparing the performance of the Retail Class Shares of the Funds to the performance of other mutual funds with comparable investment objectives and policies. This information may be based on data relating to various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation or data prepared by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, USA Today, Fortune, CDA/Wiesenberger, Ibbotson Associates, Inc., Morningstar, IBC/Donoghue's Money Fund Reports and regional periodicals and newspapers. In addition to yield information, general information about the Funds that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders. Reports to Retail Class Shareholders may contain performance information on any Fund.

     Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by an affiliate of Hawaiian Trust or an Institution with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, would reduce the actual yield and total return from that quoted.

     Because of differences in the fees and/or expenses borne by the Retail Class Shares of the Funds, the average annual total return, aggregate total return, yield, and tax-equivalent yield, as the case may be, can be expected, at any given time, to be lower than the average annual total return, aggregate total return, yield, and tax-equivalent yield, respectively, on Institutional Class Shares. Standardized yield and total return quotations will be computed separately for Retail Class Shares and Institutional Class Shares.

DESCRIPTION OF THE TRUST AND ITS SHARES

     CAPITALIZATION--The Trust was organized as a Massachusetts business trust on October 30, 1992, and currently consists of nine separately managed series. The Board of Trustees may establish additional series in the future. The series of the Trust are: the Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, New Asia Growth Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate U.S. Treasury Securities Fund and the U.S. Treasury Securities Fund, each with unlimited transferable shares of beneficial interest, no par value. When issued in accordance with the terms and procedures described in their respective Prospectuses, shares of the Funds are fully paid, non-assessable and freely transferable.

     Each series is comprised of two classes of shares--the Institutional Class and the Retail Class. The classes have identical rights with respect to the series of which they are a part, provided that there are certain matters which affect one class but not another. Currently, the only such matters are the existence of a Distribution Plan with respect to each Retail Class but not any Institutional Class, the absence of any sales load with regard to the purchase of shares of the Institutional Class, and the fact that a salesperson or other person entitled to receive compensation for selling or servicing Retail

                                                                      PROSPECTUS

Class Shares or Institutional Class Shares may receive different compensation with respect to one such class over the other class in the same Fund. On all such matters, shareholders vote as a class, and not by series. Shares of the Institutional Class have different expenses, and are subject to no sales charge, which may affect performance. A separate Prospectus applies to the Institutional Class of each series. Prospectuses relating to the Institutional Class of Shares of each series may be obtained by calling the telephone number listed on the first page of this Prospectus.



     VOTING--Shareholders have the right to vote on the election of Trustees and on any and all matters as to which, by law or the provisions of the Declaration of Trust of the Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. The Trust is not required to hold annual meetings of the Funds' shareholders, and does not intend to do so, in any fiscal year in which it is not required by law to elect Trustees. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.


     SHAREHOLDER LIABILITY--Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of a Fund's property for any losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this Prospectus.

PROSPECTUS

APPLICATION FOR PACIFIC CAPITAL FUNDS
PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
ADM, ATTN: OUTSIDE FUNDS TRANSFER AGENT OPERATIONS
581 MAIN STREET, WOODBRIDGE, NJ 07095-1198
1-800-258-9232                                                              LOGO

--------------------------------------------------------------------------------
  STEP 1  ACCOUNT REGISTRATION
          PLEASE TYPE OR PRINT NAME EXACTLY AS ACCOUNT IS TO BE REGISTERED
  A. REGISTRATION

[ ]     Individual       1.    ______________________________________________________________________________________________
                               First Name        Middle Initial           Last Name                    Social Security Number

[ ]     Joint Account*   2.    ______________________________________________________________________________________________
        (Use lines 1           First Name        Middle Initial           Last Name                    Social Security Number
        and 2)                     *JOINT ACCOUNTS WILL BE TENANTS WITH RIGHTS OF SURVIVORSHIP UNLESS OTHERWISE SPECIFIED.

[ ]     For a Minor      3.    ______________________________________________________ Under the ______________ Uniform Gifts/
        (Only one              Custodian's First Name    Middle Initial   Last  Name                  State    Transfers to
        custodian and                                                                                          Minors Act
        one minor are          Custodian For ________________________________________________________________________________
        permitted.)                          Minor's First Name    Middle Initial   Last Name     Minor's Social Security No.

[ ]     For Trust,       4.    ______________________________________________________________________________________________
        Corporation,           (Name of Corporation or Partnership; PLEASE INDICATE TYPE OF ORGANIZATION. If a Trust, include
        Partnership or         the name and date of the Trust Instrument. The name(s) of the Trustees in which account will be
        other Entity           registered should be listed below. Account for a Pension or Profit Sharing Plan or Trust may be
                               registered in the name of the Plan or Trust itself.)

                               _______________________________________________________________________________________________
                               Tax I.D. Number                 Trustee(s) or Authorized Individual              Title

===============================================================================
  B. MAILING ADDRESS AND TELEPHONE NUMBER

_______________________________________________________________________________
Street or P.O. Box                  City         State         Zip Code

(_________) ____________________________________________________________________
Area Code Daytime Telephone Number     Occupation


_______________________________________________________________________________
Employer's Name/Employer's Address            City         State

Citizen or resident of: U.S. [ ]  Other [ ]  ___   Check here [ ] if you are a
                                                                  non U.S.
                                                                  Citizen or
                                                                  resident and
                                                                  not subject to
                                                                  back-up
                                                                  withholding.

                         See certification in Step 4.

================================================================================
  C. INVESTMENT DEALER OR BROKER:
     (Important -- to be competed by Dealer or Broker)

________________________________________________________________________________
Dealer Name    Branch Office Address    Branch Office City/State    Branch#

______________________________(______)__________________________________________
Representative's Name  Rep#  Area Code Telephone#   [Agent User Dealer#/Branch#]

================================================================================
  STEP 2  PURCHASE OF SHARES
  A. INITIAL INVESTMENT
    Make check payable to:
          Pacific Capital Funds      Minimum Initial Investment in any Fund
                                     is $1,000. Subsequent Investments, $50.

U.S. Treasury Securities Fund                    $__________  Tax-Free Short Intermediate Securities Fund   $_________
Short Intermediate U.S. Treasury Securities Fund $__________  Growth Stock Fund                             $_________
Diversified Fixed Income Fund                    $__________  Balanced Fund                                 $_________
Tax-Free Securities Fund                         $__________  Growth and Income Fund                        $_________
New Asia Growth Fund                             $__________  Total Investment                              $_________

================================================================================
  B. DISTRIBUTIONS: All income dividends and capital gains distributions will be REINVESTED in additional shares at net asset value unless otherwise indicated below.

      Dividends are to be:      [ ] Reinvested  [ ] Paid in cash*
      Capital Gains are to be:  [ ] Reinvested  [ ] Paid in cash*

    *FOR CASH DIVIDENDS, PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS:
    [ ] Wire directly into my financial institutional account. ATTACHED IS A
        VOIDED CHECK showing the account information where I would like the dividend deposited.
    [ ] Mail check to my address listed in Step 1B.
    [ ] Mail check as requested in Step 3F.

===============================================================================
  C. LETTER OF INTENT   I/we intend to invest in shares of one or more of the
 (See Terms of Escrow   Pacific Capital Funds during the 13-month period from
      for Letter        the date of my first purchase pursuant to this Letter
of Intent at the end    (which purchase cannot be more than 90 days prior to
       of this          the date of this Letter), an aggregate amount
     application).      (excluding any reinvestment of dividends or
                        distributions) of at least $25,000 which, together with
----------------------- my present holdings of Pacific Capital Fund shares (at
 Check appropriate box  public offering price on date of this Letter), will
    [ ] YES [ ] NO      equal or exceed the minimum amount checked below:*

                    [ ] $25,000      [ ] $50,000     [ ] $100,000   [ ] $250,000
                    [ ] $500,000     [ ] $1,000,000

                   *Accumulated investments must aggregate at least $100,000 for reduced sales charges to apply to purchases of shares of the Short-Intermediate U.S. Treasury Securities Fund or the Tax-Free Short Intermediate Securities Fund.

--------------------------------------------------------------------------------
  STEP 3  SPECIAL FEATURES
  A. AUTOMATIC INVEST PROGRAM

----------------------- This option provides you with a convenient way to have
 Check appropriate box  amounts automatically drawn on your financial
    [ ] YES [ ] NO      institution account and invested in your Pacific
                        Capital Fund account. To establish this program, please complete Step 4, Sections A & B of this Application.

                        I wish to make regular monthly investments. The minimum initial purchase is reduced to $100 per Fund when you use this service. Subsequent minimum purchase is $50 for each Fund. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

                                               Amount
                                                                Please select how often you would
                                                                like to have the amount(s) shown
                        _____________ Fund     $__________      above withdrawn from your checking
                                                                account and invested into the
                        _____________ Fund     $__________      above selected Fund(s).

                                      Fund     $__________      [ ] Once each month -- on the       [ ] Twice each month on the 1st
                                                                    1st                                 and the 16th
                                      Total    $__________      [ ] Once each month -- on the       [ ] Once each quarter on the 1st
                                                                    16th                                beginning in the month of
                                                                                                        _____________________.









--------------------------------------------------------------------------------
  B. TELEPHONE INVESTMENT
                        This option provides you with a convenient way to add to
----------------------- your account at any time you wish by simply calling
                        Administrative Data Management Corp. toll-free at
 Check appropriate box  1-800-258-9232. To establish this program, please
    [ ] YES [ ] NO      complete Step 4, Sections A & B of this Application. YOU
                        MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.
--------------------------------------------------------------------------------
  C. AUTOMATIC WITHDRAWAL PLAN

Application must be     Please establish an Automatic Withdrawal Plan for this
received in good order  account, subject to the terms of the Automatic
at least two weeks      Withdrawal Plan Provisions set forth below. To realize
prior to 1st actual     the amount stated below, Administrative Data Management
liquidation date.       Corp. (the "Agent") is authorized to redeem sufficient
                        shares from this account at the then current Net Asset
----------------------- Value, in accordance with the terms below:
 Check appropriate box
    [ ] YES [ ] NO      The minimum Automatic Withdrawal amount is $100 per
                        Fund.

                        _____________ Fund     $__________

                        _____________ Fund     $__________

                                      Total    $__________

                   Please select how often you would like to have payments made from your account under the Automatic Withdrawal Plan.

                           [ ] Once each month -- on the    [ ] Twice each month on the 1st and 16th
                               1st
                           [ ] Once each month -- on the    [ ] Once each quarter on the 1st beginning in
                               16th                             the month of ____________________________.

                   Please choose one of the following options:
                   [ ] Mail check to my address listed in Step 1a.
                   [ ] Mail check as requested in Step 3f.

--------------------------------------------------------------------------------
D. 1. TELEPHONE EXCHANGE

This option allows you
to effect exchanges
among accounts in your
name within the Pacific
Capital group of Funds,
as described in the
Prospectus, by
telephone.

-----------------------

Check appropriate box
   [ ] YES [ ] NO

The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Pacific Capital Fund for one of the funds into which exchange is permitted, as designated in the Prospectus, with identical shareholder registration. The exchange will be executed at the relative net asset values of the two funds as next determined following receipt of such instructions.

Except for gross negligence in acting upon such telephone instructions to execute an exchange and subject to the conditions set forth herein, I (we) understand and agree to hold harmless the Agent, each of the Pacific Capital Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees resulting from acceptance of or acting or failure to act upon this Authorization.


                 TO MAKE A TELEPHONE EXCHANGE, CALL THE AGENT AT 1-800-258-9232.
     2. TELEPHONE REDEMPTION

This option allows you
to effect telephone
redemptions, as
described in the
Prospectus.
-----------------------

 Check appropriate box
    [ ] YES [ ] NO

The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute a redemption of shares of one or more Pacific Capital Funds. The redemption will be executed at net asset value next determined following receipt of such instructions.

Except for gross negligence in acting upon such telephone instructions to execute a redemption and subject to the conditions set forth herein, I (we) understand and agree to hold harmless the Agent, each of the Pacific Capital Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees resulting from acceptance of or acting or failure to act upon this Authorization.


               TO MAKE A TELEPHONE REDEMPTION, CALL THE AGENT AT 1-800-258-9232.
--------------------------------------------------------------------------------
  E. EXPEDITED REDEMPTION


The proceeds will be
deposited to your
financial institution
account listed.

-----------------------

Check appropriate box
    [ ] YES [ ] NO
TO MAKE AN EXPEDITED
REDEMPTION, CALL THE
AGENT AT
1-800-258-9232.

Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my
(our) account at a financial institution. The financial institution account must be in the same name(s) as this Pacific Capital Fund account is registered. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.


--------------------------------------------         --------------------------------------------
Financial Institution Account Registration           Financial Institution Account Number

--------------------------------------------         --------------------------------------------
Name of Financial Institution                        Financial Institution Transit/Routing Number

--------------------------------------------         --------------------------------------------
Street                                               City               State       Zip Code

--------------------------------------------------------------------------------
  F. SECONDARY ADDRESS

Check appropriate box
    [ ] YES [ ] NO

Checks should be made payable as indicated below. If check is payable to a financial institution, i.e., a commercial bank, savings bank or credit union, for your account, indicate financial institution name, address and your account number.

-----------------------

                               --------------------------------------------         ---------------------------------------
                               First Name          Middle         Last Name         Name of Financial Institution
                                                   Initial

                               --------------------------------------------         ---------------------------------------
                               First Name          Middle         Last Name         Street
                                                   Initial

                               --------------------------------------------         ---------------------------------------
                               Street                                               City                  State       Zip Code

                               --------------------------------------------         ---------------------------------------
                               City               State          Zip Code           Financial Institution Account Number

--------------------------------------------------------------------------------
  STEP 4  DEPOSITORS AUTHORIZATION TO HONOR DEBITS

  SECTION A IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT YOU
            MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge my/our account for any drafts or debits drawn on my/our account initiated by the Agent, Administrative Data Management Corp., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.
I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

 FINANCIAL INSTITUTION ACCOUNT NUMBER
                                     -------------------------------------------

NAME AND ADDRESS           ------------------------------------------------------------------------
  WHERE MY/OUR             NAME OF FINANCIAL INSTITUTION
  ACCOUNT IS
  MAINTAINED               ------------------------------------------------------------------------
                           STREET ADDRESS

                           ------------------------------------------------------------------------
                           CITY                                    STATE                   ZIP CODE

NAME(S) AND                ----------------------------------------------------  ------------------
  SIGNATURE(S) OF                              PLEASE PRINT                             DATE
  DEPOSITOR(S) AS
  THEY APPEAR WHERE        ----------------------------------------------------  ------------------
  ACCOUNT IS                                    SIGNATURE                               DATE
  REGISTERED
                           ----------------------------------------------------
                                               PLEASE PRINT

                           ----------------------------------------------------
                                                SIGNATURE

--------------------------------------------------------------------------------
  SECTION B     SHAREHOLDER AUTHORIZATION / SIGNATURE(S) REQUIRED
  - I/We authorize the Pacific Capital Funds and its agents to act upon these Instructions for the features that have been checked.
  - I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, Pacific Capital Funds and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Pacific Capital Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We understand that in the event of such deficiency, Pacific Capital Funds and its agents will first liquidate shares of the Pacific Capital Fund to which the purchase transaction relates, and then, in the discretion of Pacific Capital Funds and its agents, shares of any other Pacific Capital Fund in my/our account at the Financial Institution. I/We authorize Pacific Capital Funds and its agents to correct any transfer error by a debit or credit to my/our financial Institution account and/or Fund account and to charge the account for any related charges.
  - I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.
  - The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Pacific Capital Fund(s) designated above and has received and read a current Prospectus of such Fund(s) and agrees to its terms. Pacific Capital Funds, Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number, name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies(I) that Number is my correct taxpayer identification number and (II) currently I am not under IRS notification that I am subject to backup withholding (line out (II) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for. If a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen resident of the U.S.; and either does not expect to be in the U.S. for more than 182 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty. NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN*

------------------------------------------     ------------------------------------------     ------------------
  INDIVIDUAL (OR CUSTODIAN)                    JOINT REGISTRANT, IF ANY                       DATE

------------------------------------------     ------------------------------------------     ------------------
  CORPORATE OFFICER, PARTNER, TRUSTEE(S),      TITLE                                          DATE
  ETC.

*FOR A TRUST, CORPORATION OR ASSOCIATION, THIS FORM MUST BE ACCOMPANIED BY PROOF OF AUTHORITY TO SIGN, SUCH AS A
  CERTIFIED COPY OF THE CORPORATE RESOLUTION OR A CERTIFICATE OF INCUMBENCY UNDER THE TRUST INSTRUMENT.

  SPECIAL INFORMATION

  - Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.
  - You may cancel any feature at any time, effective 3 days after the Agent receives notice from you.
  - Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.
  - The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days' written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.
  BANKING INFORMATION
  - If your Financial Institution account changes, you must complete a Ready Access Features form which may be obtained from the Agent at 1-800-258-9232 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.
  TERMS OF LETTER OF INTENT AND ESCROW
    By checking Box 2c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.
    The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.
    The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.
    The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.
    The escrow shall operate as follows:
     1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.
     2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.
     3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchase, the investor must remit to the Agent an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Agent or the dealer, the Agent will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Any shares remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.
     4. By checking Box 2c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.
  AUTOMATIC WITHDRAWAL PLAN PROVISIONS
    By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.
     1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.
     2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.
     3. Dividends and distributions will be reinvested in shares of the Fund at the Net Asset Value.
     4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the first business day of the month or quarter.
     5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.
     6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.
     7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.
     8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.
     9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his Agent in administering the Plan.

    10. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

INVESTMENT ADVISER
Hawaiian Trust Company
111 S. King Street
Honolulu, Hawaii 96813

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

LEGAL COUNSEL
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York 10022


INDEPENDENT AUDITORS
Ernst & Young LLP
One Columbus, Suite 2300
10 West Broad Street
Columbus, Ohio 43215


TRANSFER AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095

                                     [LOGO]
                              PACIFIC CAPITAL FUNDS
                  --------------------------------------------

                         U.S. TREASURY SECURITIES FUND

                        SHORT INTERMEDIATE U.S. TREASURY
                                SECURITIES FUND

                         DIVERSIFIED FIXED INCOME FUND

                            TAX-FREE SECURITIES FUND

                          TAX-FREE SHORT INTERMEDIATE
                                SECURITIES FUND

                  --------------------------------------------
                                  RETAIL CLASS

                             PACIFIC CAPITAL FUNDS
                              NEW ASIA GROWTH FUND
                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

    New Asia Growth Fund (the "Fund") is one series of Pacific Capital Funds (the "Trust"), a professionally managed, open-end, management investment company with multiple portfolios or series available for investment. The Fund seeks to achieve long-term growth of capital, primarily through direct or indirect investments in equity securities of companies located in the developing countries of Asia. For purposes of its investment objective, the Fund considers such developing countries to be all countries in Asia other than Japan. The Fund is advised by Hawaiian Trust Company, Limited ("Hawaiian Trust") and sponsored, administered and distributed by BISYS Fund Services ("BISYS" or the "Distributor"). Credit Lyonnais International Asset Management (HK) Limited serves as sub-adviser (the "Sub-Adviser") to the Fund. (Hawaiian Trust and the Sub-Adviser may hereafter be referred to collectively as the "investment adviser.")

    This Prospectus relates only to the "Retail Class" of the Fund's shares; certain investors may qualify to invest in the Fund's Institutional Class, which is not offered hereby. Retail and Institutional Class shares of the other eight series of the Trust--the U.S. Treasury Securities Fund, the Short Intermediate U.S. Treasury Securities Fund, the Diversified Fixed Income Fund, the Tax-Free Short Intermediate Securities Fund, the Tax-Free Securities Fund, the Growth Stock Fund, the Balanced Fund and the Growth and Income Fund--each of which has its own investment objectives and policies, are offered by separate Prospectuses, which can be obtained from the Trust at the above address and telephone number. See, "General Information--Description of the Trust and its Shares."


    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated November 29, 1996 containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing to the Fund at the address printed above or by calling 800-258-9232.


FOR PURCHASE, REDEMPTION, ACCOUNT OR GENERAL INQUIRIES CONTACT THE TRUST'S TRANSFER AGENT: ADMINISTRATIVE DATA MANAGEMENT CORPORATION, 581 MAIN STREET, WOODBRIDGE, NEW JERSEY 07095

                                  800-258-9232
                         THIS PROSPECTUS SHOULD BE READ
                       AND RETAINED FOR FUTURE REFERENCE

                            ------------------------
SHARES OF PACIFIC CAPITAL FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR
     GUARANTEED BY, HAWAIIAN TRUST OR ANY OF ITS AFFILIATES. SUCH SHARES
     ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
        CORPORATION OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS
             INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                 OF PRINCIPAL.
HAWAIIAN TRUST IS THE INVESTMENT ADVISER TO PACIFIC CAPITAL FUNDS. BISYS FUND
          SERVICES, WHICH IS NOT AFFILIATED WITH HAWAIIAN TRUST, IS
          THE SPONSOR AND DISTRIBUTOR FOR PACIFIC CAPITAL
                    FUNDS.

                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER
        REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                OFFENSE.

                            ------------------------


                       PROSPECTUS DATED NOVEMBER 29, 1996

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
Highlights............................................................................     1
Fund Expenses.........................................................................     3
Financial Highlights..................................................................     5
Investment Objective and Policies of the Fund.........................................     6
Additional Discussion Regarding Permitted Investment Activities.......................     7
Additional Risk Disclosure............................................................    17
Additional Investment Restrictions....................................................    21
Management, Advisory and Other Service Arrangements...................................    22
Valuation of Retail Class Shares......................................................    25
How to Purchase Retail Class Shares...................................................    25
How to Redeem Retail Class Shares.....................................................    30
Dividend and Tax Information..........................................................    32
General Information...................................................................    34

                                   HIGHLIGHTS

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this objective primarily through direct or indirect investments in equity securities of companies located in the developing countries of Asia. The Fund invests indirectly in the equity securities of companies located in developing Asian countries by purchasing interests in other foreign investment companies or trusts which themselves invest in the developing countries of Asia. The Fund may invest to a lesser degree in debt securities and other instruments (i.e., warrants and securities convertible into equity or debt securities) if the investment adviser believes that such investments would help achieve the Fund's investment objective. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. Because of its emphasis on the economies of the developing countries of Asia, the Funds should be considered a vehicle for diversification of an individual's portfolio and not a balanced investment program. For additional information concerning the investment policies and practices of the Fund, see "Investment Objective and Policies of the Fund," "Additional Discussion Regarding Permitted Investment Activities" and "Additional Investment Restrictions" in this Prospectus. Further information also is provided in the SAI.

CERTAIN RISKS

     Investments in securities of companies located in the developing countries of Asia involve special considerations and risks not typically associated with investments in securities of United States issuers, including: the risks associated with international investing generally, such as currency fluctuations; the risks of investing in countries with smaller capital markets, such as limited liquidity, price volatility and restrictions on foreign investment; and the risks associated with the undeveloped economies of the developing countries of Asia, including significant political and social uncertainties, government involvement in the economies, overburdened infrastructures, archaic legal systems, environmental problems, and obsolete financial systems.

     Equity securities held in the Fund's portfolio are subject to market risk (i.e., the possibility that common stock prices will decline over short or even extended periods of time). Debt securities held in the Fund's portfolio are subject to default risk (i.e., the risk that the issuers of securities in which the Fund invests may default in the payment of principal and interest). The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Fund, such as custodial and brokerage costs, are higher. Investors are reminded that in certain circumstances, their right to redeem shares in the Fund may be suspended. There can be no assurance that the Fund will achieve its investment objective. In addition, unlike insured bank deposits, an investment in the Fund is not insured against loss of principal. Therefore, investors should be prepared to accept some risk with money invested in the Fund. The Fund may also engage in various hedging strategies and invest in derivative securities.

     For additional discussion of certain risks involved in investing in the Fund, see "Additional Risk Disclosure" below.

PURCHASE OF RETAIL CLASS SHARES

     Retail Class Shares of each Fund are sold on a continuous basis and may be purchased by mail or by electronic transfer. See "How to Purchase Retail Class Shares." Initial purchases may be made with a minimum investment of $1,000 (the $1,000 minimum may be waived or reduced for certain accounts; the

                                                                      PROSPECTUS
minimum initial purchase is $250 for Individual Retirement Accounts ("IRAs") and $100 for Auto Invest Plan participants). Subsequent investments may be made with as little as $50. For more information about purchasing Fund shares call 1-800-258-9232 or contact your Participating Organization.


     Shares of the Retail Class of the Fund are offered at net asset value plus a sales load. See "Valuation of Retail Class Shares." Only institutions (including Bank of Hawaii and its affiliated and correspondent banks) ("Institutions") acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying relationship at such Institution are eligible to invest in the Institutional Class of the Fund's shares, which are not offered hereby. See "General Information."


DETERMINATION OF NET ASSET VALUE

     The net asset value of the Retail Class Shares for the Fund is determined and its shares are priced as of the close of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time (the "Valuation Time"), each Business Day (defined below). See "Valuation of Retail Class Shares."

DIVIDENDS AND DISTRIBUTIONS


     The Fund will declare and pay dividends of substantially all of its net income quarterly. Any net capital gains of the Fund will be distributed at least annually. At an investor's choice, dividends are paid by mail, directly deposited into a financial institution account, or automatically reinvested, without sales charges in additional shares at the then-current net asset value. If no election is made, dividends will be automatically reinvested. See "Dividend and Tax Information."


HAWAIIAN TRUST, THE SUB-ADVISER AND BISYS


     For its services as investment adviser to the Fund, Hawaiian Trust receives a fee from the Fund at an annual rate based on the Fund's average daily net assets. A subsidiary of Bank of Hawaii, Hawaiian Trust (a non-deposit taking institution) was founded in 1898 and is the oldest and largest trust company in Hawaii. It has investment management authority over approximately $6.3 billion in client financial assets. Hawaiian Trust is not authorized to and does not carry on a banking business.


     Hawaiian Trust has retained the Sub-Adviser to provide investment advisory services with respect to management of the foreign component of the Fund's portfolio. For its services, Hawaiian Trust pays the Sub-Adviser a fee at an annual rate based on the Fund's average daily net assets.

     BISYS provides certain administrative services to the Fund, for which the Fund pays it a fee at an annual rate based on the Fund's average daily net assets. BISYS also distributes the Fund's shares.

     For additional information concerning these arrangements, see "Fund Expenses" and "Management, Advisory and Other Service Arrangements."

REDEMPTION OF RETAIL CLASS SHARES

     Retail Class Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a customer's Retail Class Shares may be subject to redemption in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization (defined below). See "How to Redeem Retail Class Shares."

PROSPECTUS

                                 FUND EXPENSES


     The following Table of Expenses lists the costs and expenses that a shareholder can expect to incur as an investor in the Retail Class of the Fund. Certain investors may qualify to invest in the Fund's Institutional Class, which is not offered hereby. Long-term Retail Class shareholders could pay more in distribution-related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").


TABLE OF EXPENSES*


SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed on Purchases (as a percentage of offering
      price)...............................................................     5.25%
     Maximum Sales Load Imposed on Reinvested Dividends....................     None
     Deferred Sales Load...................................................     None
     Redemption Fees (as a percentage of amount redeemed, if
      applicable)**........................................................     None
     Exchange Fee..........................................................     None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
     Management Fee........................................................     0.90%
     12b-1 Fee (after waivers).............................................     0.25%
     Other Expenses (after waivers and reimbursements).....................     1.07%
     Total Fund Operating Expenses (after waivers and reimbursements)......     2.22%



EXAMPLE


     A shareholder would pay the following expenses on a $1,000 investment in Retail Class Shares assuming (1) 5% annual return*** and (2) redemption at the end of each time period.


Time Period
      1 year................................................................    $ 74
      3 years...............................................................    $118
      5 years...............................................................    $165
     10 years...............................................................    $295

------------

  * Investors who purchase shares through a Participating Organization (as defined below), including an affiliate of Hawaiian Trust or an Institution (as defined above), may be charged account-level fees for additional services provided to them by such Participating Organization in connection with investment in the Fund.
 ** The Transfer Agent will reduce the amount of a wire redemption payment by its then current wire redemption charge. As of the date of this Prospectus, there is no charge for wire redemptions. While this policy is subject to change at any time, it is not anticipated that such charge would exceed $7 per wire redemption.
*** The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; the actual rate of return may be greater or lesser than the assumed rate. The example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

                                                                      PROSPECTUS

EXPLANATION OF TABLE


     The purpose of the foregoing table is to assist shareholders in understanding the various costs and expenses that an investor in the Retail Class of the Fund will bear. The amounts set forth under "Annual Fund Operating Expenses--Other Expenses," as well as the expense amounts used in the example, are based on actual amounts for the most recent fiscal year, restated to reflect fee waivers and expense reimbursements in effect as of the date of this Prospectus. In addition, "Rule 12b-1 Fees" have been adjusted to reflect the current fee payable (after voluntary waiver) as of the date of this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations.



     Hawaiian Trust, the Sub-Adviser and BISYS each may elect, in its sole discretion, to otherwise waive or reimburse its respective fees. Any such waivers or reimbursements will reduce the total expenses of the Fund, thereby increasing total return. As described above, the percentages shown above under "12b-1 Fees", "Other Expenses" and "Total Fund Operating Expenses" reflect voluntary fee waivers and reimbursements. Absent such waivers and reimbursements, these percentages would be 0.75%, 1.94% and 3.58%, respectively. There can be no assurance that the foregoing waivers and expense reimbursements will continue to apply.


PROSPECTUS

                              FINANCIAL HIGHLIGHTS

     The Financial Highlights in the table below set forth certain financial data and investment results of the Fund since its inception, expressed in one share outstanding throughout the period. The Financial Highlights are derived from the financial statements of Pacific Capital Funds which have been audited by Ernst & Young LLP, independent auditors. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information. The Trust's annual report contains additional performance information relating to the Fund and is available upon request, without charge.


                                                                         YEAR           FEBRUARY 15,
                                                                         ENDED            1995 TO
                                                                     JULY 31, 1996    JULY 31, 1995(A)
                                                                     -------------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...............................     $ 11.21            $10.00
                                                                     -------------        -------
Investment Activities
     Net investment income (loss)..................................       (0.02)              .02
     Net realized and unrealized gain on investments...............        0.20              1.19
                                                                     -------------        -------
          Total from Investment Activities.........................        0.18              1.21
                                                                     -------------        -------
Distributions
     In excess of net investment income............................       (0.02)               --
     Net realized gains............................................       (0.26)               --
                                                                     -------------        -------
          Total Distributions......................................       (0.28)               --
                                                                     -------------        -------
NET ASSET VALUE, END OF PERIOD.....................................     $ 11.11            $11.21
                                                                      =========       ============
Total Return (excludes sales charges)(b)...........................        1.71%            12.10%
RATIOS/SUPPLEMENTARY DATA:
     Net assets at end of period (000).............................     $ 1,990            $  330
     Ratio of expenses to average net assets(c)....................        2.22%             2.24%
     Ratio of net investment income (loss) to average net
      assets(c)....................................................       (0.28%)             .80%
     Ratio of expenses to average net assets*(c)...................        3.58%             3.51%
     Ratio of net investment income (loss) to average net
      assets*(c)...................................................       (1.64%)           (0.47%)
Portfolio Turnover(d)..............................................       86.53%            55.62%
Average Commission Rate paid(e)....................................     $0.0069                --

------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.


(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


                                                                      PROSPECTUS

                 INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

     The Fund is designed for U.S. investors seeking diversification of their respective investment portfolios by participating in the economies of developing Asian countries. The Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective primarily through direct or indirect investments in equity securities of companies located in the developing countries of Asia. The Fund invests indirectly in the equity securities of companies located in developing Asian countries by purchasing interests in other foreign investment companies or trusts which themselves invest in the developing countries of Asia. For purposes of its investment objective, the Fund considers such developing countries to be all countries in Asia other than Japan. The Fund may invest to a lesser degree in debt securities and other instruments (i.e., warrants and securities convertible into equity or debt securities) if the investment adviser believes they would help achieve the Fund's objective. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

     It is anticipated that under normal market conditions the Fund will invest at least 70% of its total assets directly or indirectly in common stock, common stock equivalents (such as preferred or debt securities convertible into common stocks) and preferred stocks of companies located in the developing countries of Asia which the investment adviser believes have potential for capital appreciation. The Fund will consider an issuer of securities to be located in a developing country of Asia if it is organized under the laws of a developing Asian country, if it derives 50% or more of its total revenues from business in a developing Asian country, or if its equity securities are traded principally on a securities exchange in a developing Asian country.

     Developing countries in which the Fund may invest include, but are not limited to: Hong Kong, China, India, Indonesia, South Korea, Malaysia, the Philippines, Singapore, Taiwan, Pakistan, Bangladesh, Sri Lanka and Thailand.

     The criteria which the investment adviser uses to select and maintain a portfolio of investments in any country depends on its view as to the upside potential of the stock markets in such country and, more specifically, the investment instruments therein. In determining the upside potential for each market, the investment adviser will consider the economic, political and social factors affecting each country and the prospects for improvements in these factors in the short, medium and long term.

     The Fund will not limit its investments to any particular type of company. The Fund may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in small and relatively less well-known companies. Investing in small and relatively less well-known companies generally involves greater risks than investing in larger, more established issuers. For example, such companies may have limited product lines, markets or financial resources and may lack management depth. In addition, the securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies.

     Subject to the Fund's investment objective, up to 35% of the Fund's total assets may be invested in any combination of equity, debt and convertible securities of issuers located outside Asia, including money market instruments of the United States, should opportunities in these markets occur. In addition, this portion of the Fund's portfolio will consist of various other financial instruments such as forward foreign exchange contracts, futures contracts and options. See "Additional Discussion Regarding Permitted Investment Activities."

PROSPECTUS

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

        ADDITIONAL DISCUSSION REGARDING PERMITTED INVESTMENT ACTIVITIES

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

     As described above, the Fund will invest substantially all of its assets in the securities of foreign issuers. The Fund may invest in the securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts") to the extent such Depositary Receipts become available. ADRs (which include American Depositary Shares and New York Shares) are publicly traded on exchanges or over-the-counter ("OTC") in the United States. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation. Depositary Receipts may be "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas in an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the holders of the Depositary Receipts. Foreign issuers in respect of whose securities unsponsored Depositary Receipts have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored Depositary Receipts are traded, and therefore, there may not be correlation between such information and the market value of such securities.

     The Fund may hold foreign currency in connection with the purchase and sale of foreign securities. To the extent the foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency will be held with the Fund's custodian bank or by an approved foreign subcustodian.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in the United States. See "Additional Risk Disclosure--Risk Factors and Special Considerations of Investing Primarily in Developing Asian Countries" below. For additional discussion concerning investment in foreign debt securities, see "Debt Securities" below.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities that provide current income and are issued by companies with the characteristics described above. The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or other issuers. Convertible securities, while usually subordinated to nonconvertible debt securities of the same issuer, are senior to common stocks in an issuer's capital structure. Convertible securities may offer more flexibility by providing the investor with a steady income stream (generally yielding a lower amount than nonconvertible securities of the same issuer and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Convertible security prices tend to be influenced by changes in the market value of the common stock as well as changes in interest rates. Convertible securities in which the Fund may invest are subject to the rating criteria and limitations discussed below under "Debt Securities."

DEBT SECURITIES

     The Fund may invest in debt securities issued by foreign and domestic corporations or financial institutions, and Yankee bonds. Foreign debt securities in which the Fund may invest include, but are not limited to, fixed income securities of developing Asian countries and global fixed income securities. Developing Asian fixed income securities are debt

                                                                      PROSPECTUS

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

securities or obligations issued or guaranteed by governments in such countries (including their agencies, instrumentalities or political subdivisions) ("sovereign debt"), debt securities or obligations of entities organized to restructure outstanding debt of such issuers, and debt securities of issuers located in such developing countries. Global fixed-income securities include government obligations issued or guaranteed by U.S. and foreign governments and their political subdivisions, authorities, agencies or instrumentalities and by supranational entities (such as the World Bank, The European Economic Community, the Asian Development Bank and the European Coal and Steel Community), Eurobonds and corporate bonds with varying maturities denominated in various currencies. Yankee bonds are U.S. dollar-denominated obligations issued by foreign governments or companies.

     The debt securities in which the Fund will invest (including convertible securities) will be of investment grade (i.e., rated in the top four rating categories by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, determined to be of comparable quality by the Fund's investment adviser); provided, that up to 10% of the Fund's net assets may be invested in securities rated below investment grade by an NRSRO or determined to be of comparable quality by the investment adviser. Debt securities rated below investment grade or of comparable quality are commonly referred to as "junk bonds." For a description of the risks associated with investment in debt securities, including lower-rated debt securities and sovereign debt, see "Additional Risk Disclosure--Risk Factors Associated with Investment in Certain Debt Securities."

PREFERRED STOCK

     The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

ILLIQUID SECURITIES

     The Fund may invest in illiquid securities. The Fund will not knowingly invest more than 15% of the value of its respective net assets in securities that are illiquid. Repurchase agreements with a duration of more than seven days, time deposits that do not provide for payment to the Fund within seven days after notice, Guaranteed Investment Contracts ("GICs"), most commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), and foreign assets subject to material legal restrictions on repatriation are subject to this 15% limit.

     If otherwise consistent with its investment objectives and policies, the Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the investment adviser, acting under guidelines and procedures that are developed, established and monitored by the Board of Trustees, that an adequate trading market exists for that security either within or outside the United States. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop.

     The staff of the Commission has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a primary dealer in U.S. Government securities is the other party to an option contract written by the Fund and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract

PROSPECTUS
with the dealer, the Commission staff has agreed that the Fund needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amounts by which the option is in-the-money). Although the investment adviser does not believe that OTC options are generally illiquid, pending resolution of this issue, the Fund will conduct their operations in conformity with the views of the Commission staff.

BORROWINGS

     The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions, to hedge against currency movements or for investment purposes. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing for investment purposes is generally known as "leveraging." Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.

     The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements which are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"). At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high-grade debt obligations equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily by the investment adviser. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest

                                                                      PROSPECTUS
the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that had delivered cash-equivalent collateral. The Fund will not lend securities having a value that exceeds 33 1/3% of the current value of its total assets. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, Hawaiian Trust, the Sub-Adviser or BISYS.

HEDGING STRATEGIES

     The Fund may engage in various portfolio strategies including derivative transactions to reduce certain risks of its investments. These strategies currently include the use of options, forward currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Additional Information on Fund Investments" and "Tax Information" in the SAI. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

     Options. The Fund may purchase put and call options and write (i.e., sell) covered put and call options on securities, securities indexes (e.g., S&P 500) and currencies that are traded on U.S. or foreign securities exchanges or in the OTC market to hedge the Fund's portfolio. In addition, the Fund may purchase put and call options and write covered put and call options on securities that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System. The Fund may purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See SAI, "Additional Information on Fund Investments."

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currency subject to the option at a specified price (the exercise price or strike price). A put option gives the purchaser in return for a premium, the right for a specified time, to sell the securities or currency subject to the option of the writer of the put at the exercise price.

     The aggregate value of the exercise price or strike price of call options written by the Fund may not exceed 25% of the Fund's net asset value.

     Forward Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities, accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there

PROSPECTUS
are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. See SAI, "Additional Information on Fund Investments."

     Futures Contracts and Related Options. The Fund may enter into contracts for the future delivery of specific securities, classes of securities, financial indices or currencies, may purchase or sell exchange-listed or OTC options on any such futures contracts and may engage in related closing transactions. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currency at a set price for delivery in the future. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

     The Fund may engage in futures contracts and related options in an effort to hedge against market or currency risks. For example, with respect to market risk, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases. With respect to currency risk, by entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund can seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund can seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The Fund may not purchase and sell futures contracts and related options for other than bona fide hedging purposes (as defined in Commodity Futures Trading Commission ("CFTC") regulations) if, immediately thereafter, aggregate initial margin deposits for futures contracts, and premiums paid for related options, would exceed five percent (5%) of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

     Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such losses are potentially significant and unanticipated changes may result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest

                                                                      PROSPECTUS
rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out future positions. Where a liquid secondary market does not exist, the Fund is unlikely to be able to control losses by closing out futures positions. Gains and losses on investments in options and futures depend on the investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day. For additional discussion of certain risks associated with the use of futures contracts and options thereon, see "Additional Risk Disclosure--Risks of Hedging Strategies."

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily by the investment adviser. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

OTHER INVESTMENT COMPANIES


     The Fund may invest in securities issued by other investment companies, including other investment companies managed by Hawaiian Trust. In this regard, the Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies, which have been the only or primary way to invest in certain developing countries of Asia. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. The Fund intends to limit its investments so that as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group;
(c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total stock of any one closed-end company.


     As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses) shareholders will also indirectly bear similar expenses of such other investment companies or trusts. However, Hawaiian Trust has undertaken to waive or reimburse the Fund its advisory fees with respect to assets invested in other investment companies or trusts (except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition).

     Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of an investment in other investment companies.

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS

     The Fund may purchase securities on a "when-issued" basis and may also purchase or sell securities on a "forward commitment" basis. These transac-

PROSPECTUS
tions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective. The forward commitments and when-issued purchases are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions.

     The Fund will not start earning interest or dividends on when-issued securities until they are received. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of the Fund starting on the date the Fund agrees to purchase the securities. The Fund will establish a segregated account in which it will maintain liquid high-grade debt securities in an amount at least equal in value to the Fund's commitment to purchase securities on a when-issued or forward commitment basis. If the value of these assets declines, the Fund will replace additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

WARRANTS

     The Fund may invest in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. The Fund may not invest more than 10% of its net assets in warrants.

DEFENSIVE STRATEGY

     At times the investment adviser may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest without limit in cash (foreign currency or U.S. dollars) and in domestic, Eurodollar and foreign short-term money market instruments. It is impossible to predict when, or for how long, the Fund will use such alternative strategies.

U.S. GOVERNMENT OBLIGATIONS

     The Fund may invest in U.S. Government Obligations which include, in addition to U.S. Treasury Securities, the obligations of Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Student Loan Marketing Association ("SLMA"), Resolution Trust Corporation and Federal Home Loan Mortgage Corporation ("FHLMC"). U.S. Treasury Securities and certain other obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide

                                                                      PROSPECTUS
financial support to sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments. The Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

COMMERCIAL PAPER

     The Fund may invest in commercial paper that is rated at the time of purchase in the two highest short-term rating categories by an NRSRO or unrated if considered by the investment adviser to be of comparable quality. Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.

BANK AND SAVINGS AND LOAN OBLIGATIONS

     The Fund may invest in Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, fixed time deposits, bankers' acceptances, and interest bearing demand accounts. The Fund limits its bank investments to dollar-denominated obligations of U.S., Canadian, Asian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.

ASSET BACKED SECURITIES

     The Fund may invest in Asset Backed Securities. Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans and receivables originated by various lenders. Asset Backed Securities acquired by the Fund consist of both mortgage and non-mortgage backed securities. Interest in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

     The life of an Asset Backed Security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of an Asset Backed Security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

     Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

     One such type of mortgage backed security is a GNMA Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate. This type of obligation is

PROSPECTUS
guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. Such securities will be purchased for the Fund only when the investment adviser determines that they are readily marketable at the time of purchase.

     The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of up to 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage backed securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or the average life of a particular issue of pass-through certificates. As a result of these principal payment features, mortgage backed securities are generally more volatile than other U.S. Government securities.

     Estimated average life of the mortgage backed security will be determined by the investment adviser and used for the purpose of determining the average weighted maturity of the Fund. Various independent mortgage backed securities dealers publish average remaining life data using proprietary models and, in making such determinations for the Fund, the investment adviser might deem such data unreasonable if such data appeared to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage backed securities dealers.

     The Fund also may invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Such securities also may be debt instruments, which also are known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

     Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by the Fund only when such securities are readily marketable and rated at the time of purchase in one of the two highest rating categories by an NRSRO or, if unrated, considered by the investment adviser to be of comparable quality. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. See the SAI, "Additional Information on Fund Investments."

REAL ESTATE MORTGAGE INVESTMENT CONDUITS

     The Fund may invest in Real Estate Mortgage Investment Conduits ("REMICs"). REMICs are a pass-through vehicle created to issue multiclass mortgage-backed securities. REMICs may be organized as corporations, partnerships, or trusts and

                                                                      PROSPECTUS
those meeting certain qualifications are not subject to double taxation. Interests in REMICs may be senior or junior, regular (debt instruments) or residual (equity interests).

FLOATING AND VARIABLE RATE DEBT INSTRUMENTS

     The Fund may invest in floating and variable rate debt instruments. Floating and variable rate debt instruments bear interest at rates that are not fixed, but vary with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at a par value prior to maturity. The floating and variable rate instruments that the Fund may purchase include certificates of participation in such obligations purchased from banks. The investment adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to make payment when due, which could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due, except when such demand instruments permit same-day settlement. In this regard, the investment adviser, pursuant to direction of the Board of Trustees, will determine the liquidity of those instruments with demand features that cannot be exercised within seven days.

LETTERS OF CREDIT AND LIQUIDITY AGREEMENTS

     The Fund may purchase debt obligations that are backed by an irrevocable letter of credit or liquidity agreement of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the investment adviser, are of investment quality comparable to other permitted investments of the Fund, may be used for letter of credit and liquidity agreement backed investments.

INTEREST ONLY OR PRINCIPAL ONLY OBLIGATIONS

     The Fund may make limited investments (not exceeding 5% of the Fund's net assets) in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPs"). Under the STRIPs program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

GUARANTEED INVESTMENT CONTRACTS

     The Fund may invest up to 5% of its net assets in Guaranteed Investment Contracts ("GICs") issued by highly rated U.S. insurance companies. GICs are considered to be illiquid, and accordingly, are subject to the Fund's 15% limitation on investment in illiquid securities. See SAI, "Additional Information on Fund Investments."

PORTFOLIO TURNOVER


     Generally, the Fund will purchase portfolio securities for capital appreciation and not for short-term trading profits. However, the Fund may sell a portfolio investment soon after its acquisition if the investment adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. As a result, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. For the fiscal year ended July 31, 1996 and the period February 15, 1995 (commencement of operations) to July 31, 1995, the Fund's portfolio turnover rate was 86.53% and 55.62%, respectively. See "Portfolio Transactions" in the SAI for additional information relating to portfolio turnover.


PROSPECTUS

INVESTMENT POLICIES

     The Fund's investment objective, as set forth in the first paragraph of the description of the Fund in the "Highlights" section is fundamental; that is, it may not be changed without approval by vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Trust's Board of Trustees determines, however, that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Trust's Board may make such change without shareholder approval and will disclose any such material changes in the then current prospectus. Any policy that is not specified in the Fund's Prospectus, or in the SAI, as being fundamental is nonfundamental.

                           ADDITIONAL RISK DISCLOSURE

RISK FACTORS AND SPECIAL CONSIDERATIONS OF
INVESTING PRIMARILY IN DEVELOPING ASIAN COUNTRIES

     General. Because the Fund intends to invest primarily in securities of companies located in developing Asian countries, an investor in the Fund should be aware of certain risk factors and special considerations relating to investing in these developing economies. More generally, the investor should also be aware of risks and considerations related to international investing and investing in smaller capital markets, each of which may involve risks which are not typically associated with investments in securities of U.S. issuers. Consequently, the Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment program.

     Investing on an International Basis and in Countries with Smaller Capital Markets. Investing on an international basis and in countries with smaller capital markets involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes. These risks are often heightened for investments in smaller capital markets and developing countries of Asia.

     Most of the securities held by the Fund will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and such foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller capital markets. Foreign companies, and companies in smaller capital markets in particular, are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies. Foreign markets also have different clearance and

                                                                      PROSPECTUS
settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities since the expenses of the Fund, such as management and advisory fees and custodial costs, are higher.

     Investing in Developing Asian Securities Markets and Economies. The securities markets of developing Asian countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region, such as in Japan. Developing Asian brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

     The investment objective of the Fund reflects the belief that the economies of the developing Asian countries will continue to grow in such a fashion as to provide attractive investment opportunities. At the same time, emerging economies present certain risks that do not exist in more established economies. Especially significant is that political and social uncertainties exist for some of these developing Asian countries. In addition, the governments of many of such countries have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

     Archaic legal systems in certain developing Asian countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to the acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain developing Asian countries. Similarly, the rights of investors in developing Asian companies may be more limited than those of shareholders of U.S. corporations.

     Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing Asian countries. For example, some of the currencies of developing Asian countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints.

     Inflation accounting rules in some developing Asian countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting

PROSPECTUS
may indirectly generate losses or profits for certain developing Asian companies.

     Satisfactory custodial services for investment securities may not be available in some developing Asian countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

     Certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. In addition, trading in sovereign debt issued or guaranteed by governmental entities in developing Asian countries involves a high degree of risk. These risks are discussed below in "Risk Factors Associated with Investment in Certain Debt Securities."

     Restrictions on Foreign Investments. Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner in which foreign investors may invest in companies in certain developing Asian countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing Asian countries, and certain of such countries, such as Thailand and South Korea, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. As discussed above, the Fund's investment in these companies will be subject to certain percentage limitations of the 1940 Act. See "Additional Discussion Regarding Permitted Investment Activities--Other Investment Companies." This restriction on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing Asian countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.

     In certain countries, banks or other financial institutions may be among the leading companies or

                                                                      PROSPECTUS
have actively traded securities. The 1940 Act restricts the Fund's investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

     Limitations on Share Transactions. To permit the Fund to invest the net proceeds from the sale of its shares in an orderly manner, the Fund may, from time to time, suspend the sale of its shares, except for dividend reinvestment. The Fund also reserves the right to limit the number of its shares that may be purchased by a person during a specified period of time or in the aggregate.

RISKS OF HEDGING STRATEGIES

     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Additional Information on Fund Investments" and "Tax Information" in the SAI.

     The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase over-the-counter options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

RISK FACTORS ASSOCIATED WITH INVESTMENT IN CERTAIN DEBT SECURITIES

     Lower Rated Debt Securities. Securities rated in the medium to low rating categories of NRSROs such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality (referred to herein as "high yield/high risk securities") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, generally involve a greater volatility of price than securities in higher rating categories, may have call or redemption features which would permit the issuer to repurchase securities from the Fund, are less liquid than higher rated securities, and may have their value and liquidity negatively impacted by adverse publicity and investor perceptions. See "Appendix" in the SAI. These securities are commonly referred to as "junk bonds". In purchasing such securities,

PROSPECTUS
the Fund will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The investment adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund is not authorized to purchase debt securities that are in default, except that the Fund may invest in sovereign debt which is in default, provided that not more than 5% of its total assets is invested in sovereign debt (including sovereign debt which is in default). For a further discussion of the risks associated with investment in high yield/high risk securities, see "Additional Information Fund Investments" in the SAI.

     Sovereign Debt. The sovereign debt instruments in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield-high risk securities. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be no liquid secondary trading market for such securities. The Fund may invest up to 5% of its total assets in sovereign debt, including sovereign debt which is in default.

                       ADDITIONAL INVESTMENT RESTRICTIONS

     As matters of fundamental policy, the Fund may not:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations;
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


     3. Make loans, borrow money or issue senior securities, except under certain circumstances, and subject to certain percentage limitations, specified above and in the SAI.


                                                                      PROSPECTUS

              MANAGEMENT, ADVISORY AND OTHER SERVICE ARRANGEMENTS

THE BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The names and principal occupations of the Trustees of the Trust are listed below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.



                          POSITION(S)HELD
   NAME AND ADDRESS        WITH THE TRUST                     PRINCIPAL ORGANIZATION
---------------------------------------------     ----------------------------------------------
Deborah G. Patterson*       Trustee and           Senior Vice President of Bank of Hawaii--Asset
                            Chairperson           Management and Private Client Group (1994-
                                                  present); Director of KPMG Peat Marwick (1993-
                                                  1994); Senior Vice President and Manager of
                                                  Wells Fargo Bank (1987-1992)

Irimga McKay*          Trustee and President      Senior Vice President of BISYS Fund Services
                                                  (1994-present); Senior Vice President of
                                                  Concord Financial Group (1986-1994)

Douglas Philpotts*            Trustee             Chairman of the Board of Directors
                                                  (1992-1994), President (1986-1992), and
                                                  Director (1984-present) of Hawaiian Trust
                                                  Company Limited

Richard W. Gushman, II        Trustee             President and Chief Executive Officer of OKOA,
                                                  Inc. (1985-present); Adviser to RAMPAC, Inc.

Stanley W. Hong               Trustee             President and Chief Executive Officer of the
                                                  Chamber of Commerce of Hawaii (1996-present);
                                                  Business Consultant (1994-present)

Russell K. Okata              Trustee             Executive Director of Hawaii Government
                                                  Employees Association (1981-present)

Oswald K. Stender             Trustee             Trustee of Bernice Pauahi Bishop Estate (1990-
                                                  present); Director of Hawaiian Electric
                                                  Industries, Inc. (1993-present)


     Trustees of the Trust who are not officers or employees of the Trust, BISYS, or Hawaiian Trust are entitled to receive from the Trust a quarterly retainer and a fee for each Board of Trustees meeting attended. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

THE ADVISER


     Pursuant to an Advisory Agreement, the Fund is advised by Hawaiian Trust, whose address is Financial Plaza of the Pacific, 111 S. King Street, Honolulu, Hawaii 96813. Hawaiian Trust is a Hawaii corporation organized in 1898 and is the largest trust company in the State of Hawaii, both in terms of assets under administration and assets under management. As of June 30, 1996, Hawaiian Trust had approximately $6.3 billion of client financial assets under management. Hawaiian Trust is a wholly owned subsidiary of Bank of Hawaii, the largest banking organization headquartered in the State of Hawaii, with approximately $13 billion of assets as of June 30, 1996, and branches and offices throughout the Pacific Basin, including Guam, Singapore, Tokyo, Seoul and Taiwan. All shares of Bank of Hawaii are owned by Bancorp Hawaii, Inc.


PROSPECTUS

("Bancorp") and Bank of Hawaii's Directors (each of whom owns qualifying shares as required by Hawaii law). Bancorp is a bank holding company, registered under the Bank Holding Company Act of 1956, as amended, and its common stock is listed and traded on the New York Stock Exchange (the "Exchange"). Bancorp files annual and periodic reports with the Commission and the Exchange, which are available for public inspection. Hawaiian Trust is not authorized to and does not carry on a banking business.


     The actual management of each series of the Trust, including the Fund, is coordinated by Hawaiian Trust's investment unit, which is staffed with more than 30 people, including six Chartered Financial Analysts and seven M.B.A.'s. All investment decisions of Hawaiian Trust with respect to the Fund's portfolio are made by a committee, and no person is primarily responsible for making recommendations to the committee. Hawaiian Trust has served as investment adviser to other investment companies since 1984. These include the Hawaiian Tax-Free Trust, with assets exceeding $650 million as of June 30, 1996, and the Cash Assets Trust, with assets of approximately $670 million as of June 30, 1996.


     Subject to the supervision of the Board of Trustees, Hawaiian Trust will provide a continuous investment program for the domestic portion of the Fund's portfolio, including investment research and management with respect to all domestic securities and investments and cash equivalents in the Fund. Hawaiian Trust will determine from time to time what domestic securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund. Hawaiian Trust will provide the services under the Advisory Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions. In addition, Hawaiian Trust will provide oversight of the Fund's Sub-Adviser.


     For its services, Hawaiian Trust is entitled to monthly advisory fees at the annual rate of 0.90% of the Fund's average daily net asset value. The Fund's advisory fee is higher than that paid by most other investment companies; however, it is comparable if not lower than that paid by many other funds that invest primarily in the Asian markets. For the fiscal year ended July 31, 1996, the advisory fee paid by the Fund to Hawaiian Trust as a percentage of average daily net assets for services provided under the Advisory Agreement was 0.90%.


THE SUB-ADVISER

     Credit Lyonnais International Asset Management (HK) Limited has been retained as Sub-Adviser to the Fund. Pursuant to a separate sub-advisory agreement with Hawaiian Trust (the "Sub-Advisory Agreement"), the Sub-Adviser provides investment advisory services with respect to management of the foreign component of the Fund's portfolio, including investment research with respect to all foreign securities, currencies and cash equivalents in the Fund.


     The Sub-Adviser is a Hong Kong company which is a wholly owned indirect subsidiary of Credit Lyonnais S.A., the world's sixteenth largest banking group in terms of assets, which exceeded $340 billion as of December 31, 1995. Credit Lyonnais manages or advises in excess of $82 billion world-wide as of December 31, 1995. The Sub-Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940. The Sub-Adviser specializes in the management of equities in Asia.


     For its services under the Sub-Advisory Agreement, Hawaiian Trust pays the Sub-Adviser a fee at an annual rate based on the Fund's average daily net assets, computed daily and payable monthly. The fee paid by Hawaiian Trust to the Sub-Adviser represents a portion of the 0.90% investment advisory fee paid to Hawaiian Trust. The Fund does not pay any incremental fee for the services of the Sub-Adviser.

     All investment decisions of the Sub-Adviser with respect to the Fund are made by a committee,

                                                                      PROSPECTUS
and no person is primarily responsible for making recommendations to the committee.

THE SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     BISYS is the administrator for the Fund, and also acts as the Trust's principal underwriter and distributor. BISYS generally assists in all aspects of the administration and operation of the Fund. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Trust, BISYS is entitled to receive a fee from the Fund, computed daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of the Fund.


     For the fiscal year ended July 31, 1996, the ratio of total expenses of the Fund to average net assets was 3.58% (excluding waivers).


     In addition, BISYS, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which BISYS has the responsibility for distributing shares of the Fund. The Distribution Agreement provides that BISYS shall act as agent for the Fund for the sale of its shares and may enter into selling agreements with banks, broker/dealers or other financial institutions to market and make available shares to their respective customers. For its services, BISYS is entitled to a fee, as set forth in the Distribution and Shareholder Servicing Plan (the "Distribution Plan") between BISYS and the Trust on behalf of the Fund. The Distribution Plan provides that, with respect to the Retail Class Shares, BISYS is entitled to receive from the Fund a fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of each Fund attributable to the Retail Class Shares of the Fund (the "Distribution Fee") to compensate it for the following: (a) payments BISYS makes to banks and other prospectus institutions and industry professionals, broker/dealers, including Hawaiian Trust, BISYS and their affiliates or subsidiaries, pursuant to an agreement in connection with providing administrative support services to the holders of the Fund's Retail Class Shares; or (b) payments to financial institutions and industry professionals (such as insurance companies, investment counselors, and BISYS' affiliates and subsidiaries) in consideration for the sales support services provided and expenses assumed in connection with distribution assistance, including but not limited to printing and distributing Prospectuses to persons other than current shareholders of the Fund, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of the Fund's Shares, and personnel and communication equipment used in servicing shareholder accounts and prospective shareholder inquiries. Until further notice, BISYS voluntarily intends to waive a portion of the Distribution Fee for the current fiscal year such that the Distribution Fee payable by the Fund will not exceed 0.25% of the average daily net asset value attributable to the Fund's Retail Class Shares on an annual basis.


     The Distribution Fee shall be paid to BISYS only to compensate or to reimburse it for actual payments or expenses incurred as described above. The actual Distribution Fee payable to BISYS is determined, within such limit, from time to time by mutual agreement between the Trust and BISYS, and may not exceed the maximum fee payable under the Rules of Fair Practice of the NASD.


     BISYS may enter into selling agreements with one or more selling agents under which such agents may receive compensation from BISYS for sales support services, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of the Retail Class of each Fund's shares attributable to it. Since the Distribution Agreement provides for fees that are used by BISYS to pay for distribution-related and sales support services, the Distribution Plan and the Distribution Agreement are approved and reviewed in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expense of distributing its shares. As noted above, the Fund also offers an Institutional Class, which is made available only to certain investors. The Insti-

PROSPECTUS
tutional Class is not subject to any Distribution Fees or entitled to benefits under the Distribution Plan. The Fund's Retail Class will not be liable for distribution expenditures made by BISYS in any given year in excess of the maximum amount payable under the Distribution Plan for the Fund in that year.

     BISYS is a broker-dealer registered with the Commission, and is a member of the NASD.

OTHER SERVICE ARRANGEMENTS


     Administrative Data Management Corporation ("ADM" or the "Transfer Agent"), 581 Main Street, Woodbridge, New Jersey 07095, serves as the Trust's transfer agent and dividend disbursing agent. Ernst & Young LLP, One Columbus, Suite 2300, 10 West Broad Street, Columbus, Ohio 43215, serves as independent auditors for the Trust.


                        VALUATION OF RETAIL CLASS SHARES

     The net asset value of the Retail Class Shares of the Fund is determined and its shares are priced as of the close of the Exchange (currently 4:00 p.m., Eastern Time) (the "Valuation Time") each Business Day. As used herein, a "Business Day" is a day on which the Exchange is open for trading and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Retail Class Share is calculated by determining the value of the Retail Class's proportional interest in the securities and other assets of the Fund, less (i) such class's proportional share of general liabilities and
(ii) liabilities allocable only to such class, and dividing such amount by the number of Retail Class Shares outstanding. The net asset value per Share of the Fund will fluctuate as the value of its investment portfolio changes.

     Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the investment adviser in accordance with the procedures adopted by the Trustees. If the adviser is unable to make such determination in accordance with the procedures, the securities and assets will be valued at fair value as determined by the Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information about valuation of investments in the Fund, see the SAI.

                      HOW TO PURCHASE RETAIL CLASS SHARES

PURCHASE OF SHARES

     Retail Class Shares in the Fund are sold on a continuous basis. Investors may purchase Retail Class Shares of the Fund by completing and signing an account registration form ("Account Registration Form") and mailing it, together with a check (or other negotiable bank draft or money order) payable to the Trust, in at least the minimum initial purchase amount, to your Participating Organization or to the Trust's Transfer Agent, Administrative Data Management Corporation, 581 Main Street, Woodbridge, NJ 07095. Subsequent purchases of shares of the Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to ADM at the above address or to your Participating Organization.

                                                                      PROSPECTUS

     Retail Class Shares of the Fund may be purchased through procedures established by BISYS in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by banks, institutions or industry professionals, such as broker/dealers, who have entered into an agreement with BISYS ("Participating Organizations") under the Distribution Plan. See, "Management, Advisory and Other Service Arrangements." BISYS' principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

     Retail Class Shares of the Fund sold to Participating Organizations acting in a fiduciary, advisory, custodial or other similar capacity on behalf of a Customer will normally be held of record by the Participating Organization. With respect to shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to ADM and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares of the Fund will be recorded by the Participating Organization and reflected in the account statements provided by the Participating Organization to the Customer.

     If an Account Registration Form has been previously received by ADM, investors may also purchase Retail Class Shares by telephoning ADM at 800-258-9232. Payment for Retail Class Shares ordered by telephone may be made by check or by electronic transfer and must be received by the Trust's Custodian within seven days of the telephone order. If payment is not received within seven days or a check timely received does not clear, the purchase may be canceled and the investor could be liable for any losses or fees incurred. In the case of purchases of Retail Class Shares effected by wiring funds to the Trust's Custodian, investors must call ADM at 800-258-9232 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information. If you have opened an account through a Participating Organization, you should telephone the Participating Organization to make further investments.

     Retail Class Shares of the Fund are purchased at the public offering price per Retail Class Share, which is the net asset value per Retail Class Share (see, "Valuation of Retail Class Shares") next determined after receipt by the Transfer Agent of an order to purchase Retail Shares in good form plus the applicable sales charge as described below. The Participating Organizations are responsible for the prompt transmission of purchase orders to the Transfer Agent. Purchases of Retail Class Shares of the Fund will be effected only on a Business Day of the Fund. An order received by the Transfer Agent prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received by the Transfer Agent after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

     The minimum investment for an investor's initial purchase of Retail Class Shares of the Fund is $1,000. The minimum investment for subsequent purchases is $50. The minimum initial investment amount for IRAs is $250. As discussed below, the minimum initial investment amount for Auto Invest Plan participants is $100.

     Depending upon the terms of a particular Customer account, a Participating Organization may charge a Customer's account fees for automatic investment and other cash management services provided in connection with investment in the Fund. Information concerning these services and any charges will be provided by the relevant Participating Organization. This Prospectus should be read in conjunction with any such information received from the Participating Organization.

     The Trust reserves the right to reject any order for the purchase of its Retail Class Shares in whole or in part.

     Every Shareholder will receive a confirmation of each new transaction in the Shareholder's account. In the case of Retail Class Shares held of record by a Participating Organization but beneficially owned by a Customer, confirmations of

PROSPECTUS
purchases, exchanges and redemptions of Retail Class Shares by a Participating Organization will be sent to the Customer by the Participating Organization. Certificates representing Shares will not be issued.

SALES CHARGES

     The public offering price of a Retail Class Share of the Fund equals its net asset value plus a sales charge. BISYS receives this sales charge as principal underwriter and will reallow a portion of it to broker/dealers or other financial institutions as dealer discounts and brokerage commissions. From time to time dealers who receive dealer discounts and broker commissions from BISYS may reallow a portion of such dealer discounts and broker commissions to other dealers or brokers. BISYS may elect to reallow a higher percentage of the sales charge stated below to selected brokers and dealers for all sales with respect to which orders are placed with BISYS during a particular period. At BISYS' discretion, the entire sales charge may at times be re-allowed as dealer discounts and brokerage commissions. If any sales charge is reallowed to a broker/dealer or financial institution, it may be deemed an "underwriter" under the Securities Act of 1933, as amended.


                                                                                               DEALER
                                                                       SALES CHARGE AS        ALLOWANCE
                                                   SALES CHARGE AS     A PERCENTAGE OF     AS A PERCENTAGE
                                                   A PERCENTAGE OF       NET AMOUNT          OF OFFERING
               AMOUNT OF PURCHASE                  OFFERING PRICE         INVESTED              PRICE
------------------------------------------------   ---------------     ---------------     ---------------
Less than $25,000...............................        5.25%               5.54%               4.73%
$25,000 or more but less than $50,000...........        4.75%               4.99%               4.28%
$50,000 or more but less than $100,000..........        4.25%               4.44%               3.83%
$100,000 or more but less than $250,000.........        3.75%               3.90%               3.38%
$250,000 or more but less than $500,000.........        3.25%               3.36%               2.93%
$500,000 or more but less than $1,000,000.......        2.75%               2.83%               2.48%
$1,000,000 or more..............................        0.00%               0.00%               0.00%


     While there are no sales charges on single transactions of $1 million or more, BISYS will make payments to securities dealers, from its own resources, related to these transactions as shown in the table below. The first payment will be applied to the total purchase price and made payable upon settlement of the purchase. Subsequent payments will be made at the end of each full calendar quarter following the original purchase. The amount of each subsequent payment will be based on the number of shares originally purchased and remaining in the account at the time of the payment multiplied by the net asset value per share at the purchase date. The payment schedule will be as follows:


                                                           NUMBER OF      AMOUNT OF       TOTAL OF ALL
                   AMOUNT OF PURCHASE                      PAYMENTS      EACH PAYMENT       PAYMENTS
--------------------------------------------------------   ---------     ------------     ------------
$1,000,000 or more but less than $2,000,000.............       6            0.083%            0.50%
$2,000,000 or more but less than $4,000,000.............       5            0.070%            0.35%
$4,000,000 or more......................................       4            0.063%            0.25%


     The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which term shall mean: (i) an individual, his or her spouse and children under the age of 21, if any; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some bona fide business purpose

                                                                      PROSPECTUS
other than the purchase of redeemable securities of a registered investment company. In order to qualify for a reduced sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

     BISYS, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of the Trust. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public advertising campaigns regarding one or more Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging, (2) tickets for entertainment events (such as concerts, cruises and sporting events), and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Trust's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by the Funds or their shareholders.

REDUCED SALES CHARGES

     SALES CHARGE WAIVERS--The following classes of investors may purchase Retail Class Shares of the Fund with no sales charge in the manner described below (any of which may be changed or eliminated at any time by BISYS):

     (1) Existing shareholders of the Fund, upon the reinvestment of dividend and capital gain distributions;

     (2) Officers, trustees, directors, employees and retired employees of the Trust, Bancorp and its affiliates, and of BISYS and its affiliates (and spouses and children of each of the foregoing);

     (3) With the exception of investors for whom Bancorp Investment Group provides custodial services, investors for whom Bancorp or one of its affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity;

     (4) Investors who purchase shares of the Fund through a retirement related payroll deduction plan, a 401(k) plan, a 403(b) plan, or a similar plan which by its terms permits purchases of shares; and

     (5) Orders placed on behalf of other investment companies distributed by the Distributor.

     The Trust permits the sale of its Retail Class Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group (i) is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer); (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;
(iii) if it is a group or association, gives its endorsement or authorization to an investment program to facilitate solicitation of its membership by a broker or dealer, and (iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Trust and the group, representative or broker or dealer. At the time of purchase the investor, either directly or through a broker or dealer, must furnish the Transfer Agent with information sufficient to permit verification that the purchase qualifies for a reduced sales charge.

PROSPECTUS

     The Distributor may waive the sales charge for an investor who purchases a Fund's Retail Class Shares with the proceeds from the recent redemption of shares of any non-money market front-end or back-end load mutual fund. To the extent the sales load of the Fund in which such investor seeks to invest is higher than that of the fund with respect to which the redemption proceeds relate, the Distributor will waive only that portion of the Fund's sales load which equals the prior sales load paid. Any portion of the sales load which is not waived in accordance with the foregoing must be paid by the investor at the time of purchase. Purchases of Fund shares using redemption proceeds as described above must be made within 60 days of redemption from funds which are not a series of Pacific Capital Funds and within 120 days of redemption from funds which are series of Pacific Capital Funds. The Transfer Agent must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. BISYS also, from time to time, may waive the sales charge for all investors with respect to any Fund. The Transfer Agent must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. BISYS also, from time to time, may waive the sales charge for all investors with respect to the Fund.

     LETTERS OF INTENT--Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to purchase a certain amount of the Fund's Retail Class shares within a period of 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earlier purchase to be included. The terms of the Letter of Intent and the escrow account associated therewith are described in the Account Registration Form. For further information, interested investors should contact ADM or their Participating Organization. Letter of Intent privileges may be amended or terminated without notice at any time by the Trust.

     CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION--A Purchaser may qualify for a reduced sales charge by (i) combining concurrent purchases of shares of the Fund with purchases of one or more of the other series of the Trust sold with a sales charge or (ii) combining a current purchase of shares of the Fund with prior purchases of shares of any of the other series of the Trust sold subject to a sales charge. The applicable sales charge is based on the sum of (a) the Purchaser's current purchase of shares of the Fund sold with a sales charge plus
(b) the then-current net asset value of all shares held by the Purchaser in any series of the Trust sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must at the time of purchase provide ADM or the Participating Organization with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Trust.

     AUTO INVEST PLAN--The Auto Invest Plan enables shareholders of the Fund to make regular monthly or quarterly purchases of shares through automatic deductions from their bank accounts. With shareholder authorization, the Transfer Agent will deduct the amount specified from the shareholder's bank account which will automatically be invested in shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Registration Form which can be obtained by calling ADM at 800-258-9232. For a shareholder to change the

                                                                      PROSPECTUS

Auto Invest Plan instructions the request must be made in writing to ADM or your Participating Organization. Depending upon the terms of a particular Customer account, a Participating Organization may charge a Customer's account fees for services provided in connection with investment in the Fund. Information concerning these services and any charges will be provided by the Participating Organizations. This Prospectus should be read in conjunction with any such information received from the Participating Organizations.

     The Trust reserves the right to reject any order for the purchase of its Retail Class Shares in whole or in part.

EXCHANGE PRIVILEGES

     Except as described below, Retail Class shareholders may exchange shares of the Fund on the basis of the relative net asset value of the shares exchanged, for Retail Class Shares of any other series of the Trust or for service class shares of the Cash Assets Trust, the Tax-Free Cash Assets Trust, or the U.S. Treasuries Cash Assets Trust so long as they maintain the respective minimum account balance in the Fund. To the extent that a shareholder exchanges into a Fund having a higher sales charge than that of the Fund from which the shareholder is exchanging, the shareholder will pay the sales charge differential at the time of the exchange.


     For federal income tax purposes, an exchange of shares is deemed a sale on which a shareholder may realize capital gain or loss. Before an exchange can be effected, a shareholder must receive a prospectus of the series or fund into which the subject shares are to be exchanged. If you have previously elected the telephone exchange option on your Account Application, an exchange can be made by calling ADM at 800-258-9232 or your Participating Organization. Otherwise, exchanges may be made by forwarding a written request for exchange to ADM or your Participating Organization. Exchange privileges may be exercised only in those states where Retail Class Shares of such series or fund may be legally sold, and may be amended or terminated at any time upon 60 days' notice.


                       HOW TO REDEEM RETAIL CLASS SHARES

     Shareholders may redeem their Retail Class Shares without charge on any day that net asset value is calculated (see, "Valuation of Retail Class Shares") and Retail Class Shares may ordinarily be redeemed by mail or by telephone. However, if you purchase shares through a Participating Organization which serves as the shareholder of record, you must redeem through such institution. In all other cases, a completed Account Registration Form must have been received by the Transfer Agent before redemption requests may be honored. All or part of a Customer's Retail Class Shares may be subject to redemption in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum due to redemptions, the Customer may be obliged to redeem, or the Participating Organization may be authorized to redeem for and on behalf of the Customer, the Customer's Retail Class Shares.

REDEMPTION BY MAIL

     A written request for redemption must be received by ADM or your Participating Organization in order to constitute a valid tender for redemption. ADM and the Participating Organizations are responsible for the prompt transmission of redemption requests to the Transfer Agent. The Transfer Agent will require a signature guarantee by an eligible guarantor institution if (a) the redemption check is to be payable to anyone other than the Retail Class Shareholder(s) of record or (b) a redemption check is to be mailed or proceeds are to be wired to the Retail Class Shareholder(s) at an address other than the address of record or other than a commercial bank account designated on the Account Regis-

PROSPECTUS
tration Form of such Retail Class Shareholder(s) or (c) the redemption proceeds exceed $50,000. For purposes of this policy, the term "eligible guarantor institution" shall mean members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Participants of STAMP, MSP, and SEMP are subject to dollar value limitations which must be considered when requesting their authorization. The Transfer Agent reserves the right to reject any signature guarantee if it has reason to believe that the transaction would otherwise be improper.

REDEMPTION BY TELEPHONE

     A shareholder may have the proceeds of redemption requests electronically transferred or mailed directly to a domestic commercial bank account previously designated by the shareholder on the Account Registration Form. Under most circumstances, such proceeds will be transmitted on the next Business Day following receipt of a valid request for redemption. If you authorize the telephone redemption option in your Account Registration Form such electronic redemption request may be made by the shareholder by telephone to ADM or your Participating Organization. The Transfer Agent will reduce the amount of a wire redemption payment by its then-current wire redemption charge. As of the date of this Prospectus, there is no charge for wire redemptions. While this policy is subject to change at any time, it is not anticipated that such charge would exceed $7 per wire redemption. There is no charge for having proceeds of redemption requests mailed to a designated bank account. The Trust will not permit shareholders to change their accounts by telephone. For telephone redemptions, call ADM at 800-258-9232.

     Neither the Trust, the Fund, Hawaiian Trust, the Distributor nor the Transfer Agent are liable for damages resulting from following instructions communicated by telephone that any of them reasonably believed to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A description of the procedures employed by the Trust to confirm instructions communicated by telephone is contained in the Statement of Additional Information. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the Trust and BISYS do not follow reasonable procedures, some or all of them may be liable for any such losses.

     During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or express mail, and it will be implemented at the next determined net asset value following receipt by the Transfer Agent.

PAYMENTS TO RETAIL CLASS SHAREHOLDERS

     Redemption orders are effected at the net asset value per share next determined after the Retail Class Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of shares in the Fund may be more or less than the amount invested. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from shareholders for next Business Day payments upon redemption of Retail Class Shares if the request for redemption is received by the Transfer Agent before 4:00 p.m., Eastern Time, on a Business Day or, if the request for redemption is received after 4:00 p.m., Eastern Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in such manner.

     If the Trust is requested to redeem Retail Class Shares for which it has not yet received good payment, it may delay the forwarding of proceeds only until payment has been collected for the

                                                                      PROSPECTUS
purchase of such Retail Class Shares. Such collection may take up to 15 days. To avoid delay in payment upon redemption shortly after purchasing Retail Class Shares, investors should purchase shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all Retail Class Shares redeemed, but under abnormal conditions which make payment in cash inadvisable, the Trust may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small accounts, the Trust reserves the right to redeem, at net asset value, the Retail Class Shares of any shareholder if, because of redemptions of Retail Class Shares by or on behalf of the shareholder, the account of such shareholder in the Fund has a value of less than $250 due to redemptions. Accordingly, an investor purchasing Retail Class Shares of the Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Retail Class Shares. Before the Trust exercises its right to redeem such Retail Class Shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the Retail Class Shares of the Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

AUTO WITHDRAWAL PLAN

     The Auto Withdrawal Plan enables shareholders of the Fund to make regular monthly or quarterly redemptions of Retail Class Shares. With shareholder authorization, the Transfer Agent will automatically redeem Retail Class Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the shareholder. The required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, shareholders should call ADM for more information. Purchases of additional Retail Class Shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. To change the Auto Withdrawal Instructions or to discontinue the feature, a shareholder must submit a written request to ADM or their Participating Organization.

                          DIVIDEND AND TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     The Fund will declare and pay dividends of substantially all of its net income quarterly. Distributable net realized capital gains are distributed at least annually to shareholders of record. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares unless the shareholder elects to receive such dividends or distributions in cash. Dividends elected to be received in cash may be deposited directly into a shareholder's financial institution account, provided the shareholder has completed the appropriate section of the Account Registration Form. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November or December to shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to ADM at 581 Main Street, Woodbridge, New Jersey 07095, or to your Participating Organization and will become effective with respect to dividends and

PROSPECTUS
distributions having record dates after its receipt by the Transfer Agent.

TAX INFORMATION


     The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If it does so qualify, it will not be liable for federal income taxes to the extent it distributes its income in the form of dividends and capital gains distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pass through foreign tax credits or pay dividends or distributions which would qualify as "capital gains dividends," as discussed below.



     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes his distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individual shareholders is currently 28% and the maximum tax rate for ordinary income is 39.6%. Corporate shareholders are not expected to be entitled to the dividends received deduction with respect to dividends paid by the Fund.



     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed but carried forward by the Fund to offset gains in later years and thereby reduce the later-year capital gains distributions and amounts taxed to shareholders.



     The Fund's gains or losses on sales of securities will be long-term or short-term depending upon the length of time the Fund has held such securities. Capital gains and losses of the Fund will also include gains and losses on futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized. Those deemed to be realized are on futures and options held by the Fund at year-end, which are "marked to the market," that is, deemed sold for the fair market value. Net gains or losses realized and deemed realized on Section 1256 futures and options contracts will be reportable by the Fund as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.


     The Fund may, from time to time, invest in passive foreign investment companies ("PFICs"). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized by the Fund as ordinary income, plus an interest liability on such gains or on distributions from the PFIC. See "Tax Information" in the SAI.

     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.

                                                                      PROSPECTUS

     The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. See "Tax Information" in the SAI.

     The Trust will be required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Fund, if a correct Taxpayer Identification Number, certified when required, is not on file with the Trust or the Transfer Agent. Under the Code, dividends paid to a non-resident alien or other foreign shareholder may be subject to U.S. withholding tax (at a rate of up to 30%).

     Information as to the federal tax status of the Trust's dividends and distributions will be mailed to shareholders annually.

TAX EFFECTS OF REDEMPTIONS


     A shareholder who redeems his or her shares or exchanges his or her shares for shares of another Fund will usually have a short or long-term (depending on how long the shares have been held) capital gain or loss (depending on whether the proceeds of the redemption are more or less than their tax basis, which is usually cost). However, if the shares redeemed or sold were held for six months or less, any capital loss is treated as long-term to the extent of capital gains distributions received on such shares.


HAWAIIAN TAX INFORMATION

     The Fund, and dividends and distributions made by the Fund to Hawaii residents, will generally be treated for Hawaii income tax purposes in the same manner as they are treated under the Code for federal income tax purposes.

     Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Trust but may be subject to other state and local taxes.

                            ------------------------

     For further information regarding taxation, see "Tax Information" in the SAI. The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and state taxation.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                              GENERAL INFORMATION

PERFORMANCE
     From time to time performance for the Retail Class Shares of the Fund showing the Fund's average annual total return and aggregate total return may be presented in advertisements, sales literature and in reports to Retail Class Shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Fund, and will, unless otherwise noted, reflect the imposition of maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Retail Class Shares of the Fund at the beginning of the relevant period to the redemption value of the investment, after reflecting the reinvestment of any dividends or capital gains distributions, and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. From time to time, average annual total return and aggregate total return for the Retail Class Shares of the Funds may also be calculated and advertised on the basis of an investment in a Fund at the net asset value per share or at net asset value per share plus a

PROSPECTUS
reduced sales charge, rather than the public offering price per share. In this case, the figure would not reflect the effect of a maximum sales charge that a Retail Class Shareholder may have paid.

     Retail Class Shareholders may also be provided with information comparing the performance of the Retail Class Shares of the Fund to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. This information may be based on data relating to various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation or data prepared by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, USA Today, Fortune, CDA/Weisenberger, Ibbotson Associates, Inc., Morningstar, IBC/Donaghue's Money Fund Reports and regional periodicals and newspapers. General information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders. Reports to Retail Class Shareholders may contain performance information on other series of the Trust.

     Total return is a function of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current total return will fluctuate and is not necessarily representative of future results. Any fees charged by an affiliate of Hawaiian Trust or a Participating Organization with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations; such fees, if charged, would reduce the actual total return from that quoted.

     Because of differences in the fees and/or expenses borne by the Retail Class Shares of the Fund, the average annual total return and aggregate total return can be expected, at any given time, to be lower than the average annual total return and aggregate total return on Institutional Class Shares. Standardized total return quotations will be computed separately for Retail Class Shares and Institutional Class Shares.

DESCRIPTION OF THE TRUST AND ITS SHARES

     CAPITALIZATION--The Trust was organized as a Massachusetts business trust on October 30, 1992, and currently consists of nine separately managed series. The Board of Trustees may establish additional series in the future. The series of the Trust are: the Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, New Asia Growth Fund, Short-Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and the U.S. Treasury Securities Fund, each with unlimited transferable shares of beneficial interest, no par value. When issued in accordance with the terms and procedures described in their respective Prospectuses, shares of each separately managed series are fully paid, non-assessable and freely transferable.


     Each series is comprised of two classes of shares--the Institutional Class and the Retail Class. The classes have identical rights with respect to the series of which they are a part, provided that there are certain matters which affect one class but not another. Currently, the only such matters are the existence of a Distribution Plan with respect to each Retail Class but not any Institutional Class, the absence of any sales load with regard to the purchase of shares of the Institutional Class, and the fact that a salesperson or other person entitled to receive compensation for selling or servicing Retail Class Shares or Institutional Class Shares may receive different compensation with respect to one such Class over the other Class in the same Fund. On all such matters, shareholders vote as a class, and not by series. Shares of the Institutional Class have different expenses, and are subject to no sales charge, which may effect performance. A separate Prospectus applies to the Retail Class of each series. Prospectuses relating to the Retail Class of shares of each series may be obtained by calling the tele-


                                                                      PROSPECTUS
phone number listed on the first page of this Prospectus.


     VOTING--Shareholders have the right to vote on the election of Trustees and on any and all matters as to which, by law or the provisions of the Declaration of Trust of the Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. The Trust is not required to hold annual meetings of the Fund's shareholders, and does not intend to do so, in any fiscal year in which it is not required by law to elect Trustees. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

     SHAREHOLDER LIABILITY--Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

PROSPECTUS

APPLICATION FOR PACIFIC CAPITAL FUNDS
PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
ADM, ATTN: OUTSIDE FUNDS TRANSFER AGENT OPERATIONS
581 MAIN STREET, WOODBRIDGE, NJ 07095-1198
1-800-258-9232                                                              LOGO

--------------------------------------------------------------------------------
  STEP 1  ACCOUNT REGISTRATION   PLEASE TYPE OR PRINT NAME EXACTLY AS ACCOUNT IS
                                 TO BE REGISTERED
  A. REGISTRATION

[ ]     Individual       1.    ----------------------------------------------------------------------------------------------
                               First Name               Middle Initial               Last Name               Social Security
                                                                                                                  Number
[ ]
        Joint Account*   2.    ----------------------------------------------------------------------------------------------
        (Use lines 1           First Name               Middle Initial               Last Name               Social Security
        and 2)                                                                                                    Number
                                   *JOINT ACCOUNTS WILL BE TENANTS WITH RIGHTS OF SURVIVORSHIP UNLESS OTHERWISE SPECIFIED.
[ ]
        For a Minor      3.                                                  Under the              Uniform Gifts/Transfers to
                               ---------------------------------------------           ------------ Minors Act
        (Only one              Custodian's First Name  Middle         Last              State
        custodian                                      Initial        Name
        and one minor          Custodian For
        are
        permitted.)            ------------------------------------------------------------------------------------
                               Minor's First Name         Middle Initial         Last Name         Minor's Social Security
                               No.
[ ]
        For Trust,       4.    ----------------------------------------------------------------------------------------------
        Corporation,           (Name of Corporation or Partnership; PLEASE INDICATE TYPE OF ORGANIZATION. If a Trust, include
        Partnership or         the name and date of the Trust Instrument. The name(s) of the Trustees in which account will be
        other Entity           registered should be listed below. Account for a Pension or Profit Sharing Plan or Trust may be
                               registered in the name of the Plan or Trust itself.)

                               ----------------------------------------------------------------------------------------------
                               Tax I.D. Number                    Trustee(s) or Authorized Individual                Title

--------------------------------------------------------------------------------
  B. MAILING ADDRESS AND TELEPHONE NUMBER

--------------------------------------------------------------------------------
Street or P.O. Box                  City         State         Zip Code

(          )
--------------------------------------------------------------------------------
Area Code Daytime Telephone Number     Occupation     Employer's Name/Employer's

--------------------------------------------------------------------------------
Address                      City                     State

Citizen or resident of: U.S. [ ]  Other [ ]  ___   Check here [ ] if you are a
                                                                  non U.S.
                                                                  Citizen or
                                                                  resident and
                                                                  not subject to
                                                                  back-up
                                                                  withholding.
                                   See certification in Step 4.

--------------------------------------------------------------------------------
  C. INVESTMENT DEALER OR BROKER: (Important -- to be competed by Dealer or
                                                          Broker)

--------------------------------------------------------------------------------
Dealer Name    Branch Office Address    Branch Office City/State    Branch #

                                                  (      )
--------------------------------------------------------------------------------
Representative's Name    Rep #    Area Code Telephone #   [Agent User Dealer # /
                                                                Branch #]

--------------------------------------------------------------------------------
  STEP 2  PURCHASE OF SHARES
  A. INITIAL INVESTMENT
    Make check payable to: Pacific Capital Funds      Minimum Initial Investment
in any Fund is $1,000. Subsequent Investments, $50.

U.S. Treasury Securities Fund                    $ ---------  Tax-Free Short Intermediate Securities    $ ---------
                                                              Fund
Short Intermediate U.S. Treasury Securities Fund $ ---------  Growth Stock Fund                         $ ---------
Diversified Fixed Income Fund                    $ ---------  Balanced Fund                             $ ---------
Tax-Free Securities Fund                         $ ---------  Growth and Income Fund                    $ ---------
New Asia Growth Fund                             $ ---------  Total Investment                          $ ---------

--------------------------------------------------------------------------------
  B. DISTRIBUTIONS: All income dividends and capital gains distributions will be REINVESTED in additional shares at net asset value unless otherwise indicated below.

      Dividends are to be:      [ ] Reinvested  [ ] Paid in cash*
      Capital Gains are to be:  [ ] Reinvested  [ ] Paid in cash*

    *FOR CASH DIVIDENDS, PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS:
    [ ] Wire directly into my financial institutional account. ATTACHED IS A
        VOIDED CHECK showing the account information where I would like the dividend deposited.
    [ ] Mail check to my address listed in Step 1B.
    [ ] Mail check as requested in Step 3F.

--------------------------------------------------------------------------------
  C. LETTER OF INTENT

 (See Terms of Escrow
      for Letter
of Intent at the end of
         this
     application).

I/we intend to invest in shares of one or more of the Pacific Capital Funds during the 13-month period from the date of my first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this
Letter), an     aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my present holdings of Pacific Capital Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:*

-----------------------
 Check appropriate box
    [ ] YES [ ] NO
                       [ ] $ 25,000      [ ] $ 50,000     [ ] $  100,000
                       [ ] $250,000      [ ] $500,000     [ ] $1,000,000

                   *Accumulated investments must aggregate at least $100,000 for reduced sales charges to apply to purchases of shares of the Short-Intermediate U.S. Treasury Securities Fund or the Tax-Free Short Intermediate Securities Fund.

--------------------------------------------------------------------------------
  STEP 3  SPECIAL FEATURES
  A. AUTOMATIC INVEST PROGRAM

This option provides you with a convenient way to have amounts automatically drawn on your financial institution account and invested in your Pacific Capital Fund account. To establish this program, please complete Step 4, Sections A & B of this Application. I wish to make regular monthly investments. The minimum initial purchase is reduced to $100 per Fund when you use this service. Subsequent minimum purchase is $50 for each Fund. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.


-----------------------

 Check appropriate box
    [ ] YES [ ] NO

                                                  Amount
                                                                   Please select how often you
                                                                   would like to have the
                           ------------- Fund     $ ---------      amount(s) shown above
                                                                   withdrawn from your checking
                           ------------- Fund     $ ---------
                                                                   account and invested into the
                                                                   above selected Fund(s).
                           ------------- Fund     $ ---------      [ ] Once each month -- on the
                                                                       1st
                                         Total    $ ---------      [ ] Once each month -- on the
                                                                       16th
                                                                   [ ] Twice each month on the 1st
                                                                       and the 16th
                                                                   [ ] Once each quarter on the 1st
                                                                       beginning in the month of
                                                                       -----------------.

--------------------------------------------------------------------------------
  B. TELEPHONE INVESTMENT

This option provides you with a convenient way to add to your account at any time you wish by simply calling Administrative Data Management Corp. toll-free
at 1-800-258-9232. To   establish this program, please complete Step 4, Sections
A & B of this Application. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

-----------------------

 Check appropriate box
    [ ] YES [ ] NO
--------------------------------------------------------------------------------
  C. AUTOMATIC WITHDRAWAL PLAN

Application must be
received in good order
at least two weeks
prior to 1st actual
liquidation date.

-----------------------

Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, Administrative Data Management Corp. (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:
The minimum Automatic Withdrawal amount is $100 per Fund.


 Check appropriate box

    [ ] YES [ ] NO
                                                            $ ---------------------------
                           ------------------------- Fund
                                                            $ ---------------------------
                           ------------------------- Fund
                                                     Total  $ ---------------------------

                   Please select how often you would like to have payments made from your account under the Automatic Withdrawal Plan.

                           [ ] Once each month -- on the    [ ] Twice each month on the 1st and 16th
                               1st
                           [ ] Once each month -- on the    [ ] Once each quarter on the 1st beginning in
                               16th                             the month of
                                                                            -------------------- .

                   Please choose one of the following options:
                   [ ] Mail check to my address listed in Step 1a.
                   [ ] Mail check as requested in Step 3f.

--------------------------------------------------------------------------------
  D. 1. TELEPHONE EXCHANGE

This option allows you
to effect exchanges
among accounts in your
name within the Pacific
Capital group of Funds,
as described in the
Prospectus, by
telephone.

The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Pacific Capital Fund for one of the funds into which exchange is permitted, as designated in the Prospectus, with identical shareholder registration. The exchange will be executed at the relative net asset values of the two funds as next determined following receipt of such instructions.

Except for gross negligence in acting upon such telephone instructions to execute an exchange and subject to the conditions set forth herein, I (we) understand and agree to hold harmless the Agent, each of the Pacific Capital Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees resulting from acceptance of or acting or failure to act upon this Authorization.


-----------------------

 Check appropriate box
    [ ] YES [ ] NO

                 TO MAKE A TELEPHONE EXCHANGE, CALL THE AGENT AT 1-800-258-9232.
     2. TELEPHONE REDEMPTION

This option allows you
to effect telephone
redemptions, as
described in the
Prospectus.

The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute a redemption of shares of one or more Pacific Capital Funds. The redemption will be executed at net asset value next determined following receipt of such instructions.

Except for gross negligence in acting upon such telephone instructions to execute a redemption and subject to the conditions set forth herein, I (we) understand and agree to hold harmless the Agent, each of the Pacific Capital Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees resulting from acceptance of or acting or failure to act upon this Authorization.

-----------------------

 Check appropriate box
    [ ] YES [ ] NO

               TO MAKE A TELEPHONE REDEMPTION, CALL THE AGENT AT 1-800-258-9232.
--------------------------------------------------------------------------------
  E. EXPEDITED REDEMPTION

The proceeds will be
deposited to your
financial institution
account listed.

Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my
(our) account at a financial institution. The financial institution account must be in the same name(s) as this Pacific Capital Fund account is registered. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

-----------------------

 Check appropriate box
    [ ] YES [ ] NO
TO MAKE AN EXPEDITED
REDEMPTION, CALL THE
AGENT AT
1-800-258-9232.

                               --------------------------------------------         ---------------------------------------
                               Financial Institution Account Registration           Financial Institution Account Number

                               --------------------------------------------         ---------------------------------------
                               Name of Financial Institution                        Financial Institution Transit/Routing Number

                               --------------------------------------------         ---------------------------------------
                               Street                                               City                  State       Zip Code

--------------------------------------------------------------------------------
  F. SECONDARY ADDRESS

Checks should be made payable as indicated below. If check is payable to a financial institution, i.e., a commercial bank, savings bank or credit union, for your account, indicate financial institution name, address and your account number.

-----------------------

 Check appropriate box
    [ ] YES [ ] NO


                               --------------------------------------------         ---------------------------------------
                               First Name          Middle                           Name of Financial Institution
                                Initial          Last Name

                               --------------------------------------------         ---------------------------------------
                               First Name          Middle                           Street
                                Initial          Last Name

                               --------------------------------------------         ---------------------------------------
                               Street                                               City             State       Zip Code

                               --------------------------------------------         ---------------------------------------
                               City               State          Zip Code           Financial Institution Account Number

--------------------------------------------------------------------------------
  STEP 4  DEPOSITORS AUTHORIZATION TO HONOR DEBITS

  SECTION A IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT YOU
            MUST ALSO COMPLETE STEP 4, SECTIONS A & B.
I/We authorize the Financial Institution listed below to charge my/our account for any drafts or debits drawn on my/our account initiated by the Agent, Administrative Data Management Corp., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.
I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

 FINANCIAL INSTITUTION ACCOUNT NUMBER

NAME AND ADDRESS           ------------------------------------------------------------------------
  WHERE MY/OUR             NAME OF FINANCIAL INSTITUTION
  ACCOUNT IS
  MAINTAINED               ------------------------------------------------------------------------
                           STREET ADDRESS

                           ------------------------------------------------------------------------
                           CITY                                      STATE                 ZIP CODE

NAME(S) AND                ----------------------------------------------------  ------------------
  SIGNATURE(S) OF                              PLEASE PRINT                             DATE
  DEPOSITOR(S) AS
  THEY APPEAR WHERE        ----------------------------------------------------  ------------------
  ACCOUNT IS                                    SIGNATURE                               DATE
  REGISTERED
                           ----------------------------------------------------
                                               PLEASE PRINT

                           ----------------------------------------------------
                                                SIGNATURE

--------------------------------------------------------------------------------
  SECTION B     SHAREHOLDER AUTHORIZATION / SIGNATURE(S) REQUIRED
  - I/We authorize the Pacific Capital Funds and its agents to act upon these Instructions for the features that have been checked.
  - I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, Pacific Capital Funds and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Pacific Capital Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We understand that in the event of such deficiency, Pacific Capital Funds and its agents will first liquidate shares of the Pacific Capital Fund to which the purchase transaction relates, and then, in the discretion of Pacific Capital Funds and its agents, shares of any other Pacific Capital Fund in my/our account at the Financial Institution. I/We authorize Pacific Capital Funds and its agents to correct any transfer error by a debit or credit to my/our financial Institution account and/or Fund account and to charge the account for any related charges.
  - I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.
  - The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Pacific Capital Fund(s) designated above and has received and read a current Prospectus of such Fund(s) and agrees to its terms. Pacific Capital Funds, Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number, name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies(I) that Number is my correct taxpayer identification number and (II) currently I am not under IRS notification that I am subject to backup withholding (line out (II) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for. If a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen resident of the U.S.; and either does not expect to be in the U.S. for more than 182 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty. NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN*


------------------------------------------     ------------------------------------------     ------------------
  INDIVIDUAL (OR CUSTODIAN)                    JOINT REGISTRANT, IF ANY                       DATE

------------------------------------------     ------------------------------------------     ------------------
  CORPORATE OFFICER, PARTNER, TRUSTEE(S),      TITLE                                          DATE
  ETC.

*FOR A TRUST, CORPORATION OR ASSOCIATION, THIS FORM MUST BE ACCOMPANIED BY PROOF OF AUTHORITY TO SIGN, SUCH AS A
  CERTIFIED COPY OF THE CORPORATE RESOLUTION OR A CERTIFICATE OF INCUMBENCY UNDER THE TRUST INSTRUMENT.

  SPECIAL INFORMATION

  - Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.
  - You may cancel any feature at any time, effective 3 days after the Agent receives notice from you.
  - Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.
  - The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days' written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.
  BANKING INFORMATION
  - If your Financial Institution account changes, you must complete a Ready Access Features form which may be obtained from the Agent at 1-800-258-9232 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.
  TERMS OF LETTER OF INTENT AND ESCROW
    By checking Box 2c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.
    The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.
    The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.
    The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.
    The escrow shall operate as follows:
     1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.
     2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.
     3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchase, the investor must remit to the Agent an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Agent or the dealer, the Agent will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Any shares remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.
     4. By checking Box 2c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.
  AUTOMATIC WITHDRAWAL PLAN PROVISIONS
    By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.
     1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.
     2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.
     3. Dividends and distributions will be reinvested in shares of the Fund at the Net Asset Value.
     4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the first business day of the month or quarter.
     5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.
     6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.
     7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.
     8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.
     9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his Agent in administering the Plan.

    10. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

INVESTMENT ADVISER
Hawaiian Trust Company
111 S. King Street
Honolulu, Hawaii 96813

SUB-ADVISOR
Credit Lyonnais International Asset
  Management (HK) Limited
8 Connaught Place
Hong Kong

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

LEGAL COUNSEL
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York 10022

AUDITORS
Ernst & Young LLP
One Columbus, Suite 2300
10 West Broad Street
Columbus, Ohio 43215

TRANSFER AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095

                                     [LOGO]
                              PACIFIC CAPITAL FUNDS
                  --------------------------------------------
                              NEW ASIA GROWTH FUND
                  --------------------------------------------
                                  RETAIL CLASS

                             PACIFIC CAPITAL FUNDS
                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

    Pacific Capital Funds (the "Trust") is a professionally managed, open-end, management investment company with multiple funds available for investment. This Prospectus contains information about each of the nine funds comprising the Trust (each a "Fund" and collectively, the "Funds"):

                                        Short Intermediate U.S. Treasury
Balanced Fund                             Securities Fund
Diversified Fixed Income Fund           Tax-Free Securities Fund
Growth and Income Fund                  Tax-Free Short Intermediate Securities
Growth Stock Fund                         Fund
New Asia Growth Fund                    U.S. Treasury Securities Fund

    The Funds are advised by Hawaiian Trust Company, Limited ("Hawaiian Trust") and sponsored, administered and distributed by BISYS Fund Services ("BISYS" or the "Distributor"). Credit Lyonnais International Asset Management (HK) Limited serves as sub-adviser (the "Sub-Adviser") to the New Asia Growth Fund. (Hawaiian Trust and the Sub-Adviser may each be referred to herein as the "investment adviser.") The Balanced Fund has not yet commenced operations.


    This Prospectus relates only to the "Institutional Class" of each Fund's shares; certain investors may not qualify to invest in a Fund's Institutional Class, but may invest in a Fund's "Retail Class" which is not offered hereby. See, "General Information--Description of the Trust and its Shares." This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated November 29, 1996, containing additional and more detailed information about the Funds has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing to the Funds at the address printed above or calling 800-258-9232.


FOR PURCHASE, REDEMPTION, ACCOUNT OR GENERAL INQUIRIES, CONTACT THE TRUST'S TRANSFER AGENT: ADMINISTRATIVE DATA MANAGEMENT CORPORATION, 581 MAIN STREET, WOODBRIDGE, NEW JERSEY 07095

                                  800-258-9232

                         THIS PROSPECTUS SHOULD BE READ
                       AND RETAINED FOR FUTURE REFERENCE

                            ------------------------
     SHARES OF PACIFIC CAPITAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, HAWAIIAN TRUST OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT
       FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
             ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES
                  INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
                                   PRINCIPAL.

HAWAIIAN TRUST IS THE INVESTMENT ADVISER TO PACIFIC CAPITAL FUNDS. BISYS FUND
           SERVICES, WHICH IS NOT AFFILIATED WITH HAWAIIAN TRUST, IS
                THE SPONSOR AND DISTRIBUTOR FOR PACIFIC CAPITAL
                                     FUNDS.

                            ------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER
        REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
                  REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

                            ------------------------


                       PROSPECTUS DATED NOVEMBER 29, 1996

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
Highlights............................................................................     1
Fund Expenses.........................................................................     5
Financial Highlights..................................................................     7
Investment Objectives and Policies of the Funds.......................................    10
Additional Discussion Regarding Permitted Investment Activities.......................    13
Additional Risk Disclosure............................................................    26
Additional Investment Restrictions....................................................    31
Management, Advisory and Other Service Arrangements...................................    31
Valuation of Institutional Class Shares...............................................    34
How to Purchase Institutional Class Shares............................................    35
How to Redeem Institutional Class Shares..............................................    36
Dividend and Tax Information..........................................................    37
General Information...................................................................    40

                                   HIGHLIGHTS

     This Prospectus describes the Funds, each of which has its own distinct investment objectives and policies, which are described and summarized here.

     BALANCED FUND--The primary investment objective of Balanced Fund, a diversified portfolio, is to seek current income. A secondary objective of Balanced Fund is long-term capital appreciation. Balanced Fund pursues these objectives by investing in a diversified portfolio of common stocks, preferred stocks, bonds and securities that are convertible into common stocks. Common stocks will be selected on the basis of strong earnings, growth trends, above-average prospects for future earnings growth, and diversification among industries and companies. Preferred stocks, bonds and convertible securities will be selected on the basis of strong earnings and credit record, the ability to provide current income, and the other characteristics described above with respect to common stocks.

     DIVERSIFIED FIXED INCOME FUND--The investment objective of Diversified Fixed Income Fund, a diversified portfolio, is to seek a high level of current income. Diversified Fixed Income Fund seeks to achieve this objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities ("U.S. Government Obligations") and in investment grade debt securities. Hawaiian Trust will monitor Diversified Fixed Income Fund's portfolio performance on an ongoing basis and reallocate assets in response to actual and anticipated market and economic changes. This approach may result in significant variations in the dollar-weighted average remaining maturity of Diversified Fixed Income Fund's portfolio.

     GROWTH AND INCOME FUND--The primary investment objective of Growth and Income Fund, a diversified portfolio, is to seek current income. A secondary objective of Growth and Income Fund is long-term capital appreciation. Growth and Income Fund pursues these objectives by investing primarily in a diversified portfolio of high quality, dividend paying common stocks and securities that are convertible into common stocks.

     GROWTH STOCK FUND--The primary investment objective of Growth Stock Fund, a diversified portfolio, is to provide investors with long-term capital appreciation. Income generation is a secondary objective of Growth Stock Fund. Growth Stock Fund pursues these objectives by investing primarily in common stocks and securities that are convertible into common stocks of both domestic and foreign companies. Growth Stock Fund may invest in securities issued by large, well-established companies, as well as those issued by smaller companies, subject to a minimum market capitalization of $50 million. There may be some additional risks associated with investments in smaller companies. See "Certain Risks" below.

     NEW ASIA GROWTH FUND--New Asia Growth Fund's investment objective is long-term growth of capital. New Asia Growth Fund seeks to achieve this objective primarily through direct or indirect investments in equity securities of companies located in the developing countries of Asia. New Asia Growth Fund invests indirectly in the equity securities of companies located in developing Asian countries by purchasing interests in other foreign investment companies or trusts which themselves invest in the developing countries of Asia. New Asia Growth Fund may invest to a lesser degree in debt securities and other instruments (i.e., warrants and securities convertible into equity or debt securities) if the investment adviser believes that such investments would help achieve New Asia Growth Fund's investment objective. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. Because of its emphasis on the economies of the developing countries of Asia, New Asia Growth Fund should be considered a vehicle for diversification of an individual's portfolio and not a balanced investment program.

                                                                      PROSPECTUS

     SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND--The primary investment objective of Short Intermediate U.S. Treasury Securities Fund, a diversified portfolio, is to provide investors with a high level of current income consistent with prudent risk of capital. Capital appreciation is a secondary objective of Short Intermediate U.S. Treasury Securities Fund. Short Intermediate U.S. Treasury Securities Fund seeks to achieve these objectives by investing primarily in U.S. Treasury bonds, notes and bills ("U.S. Treasury Securities") and repurchase agreements that are collateralized by U.S. Treasury Securities. Under normal market conditions, the dollar-weighted average remaining maturity of Short Intermediate U.S. Treasury Securities Fund's portfolio will be from two to five years.

     TAX-FREE SECURITIES FUND--The investment objective of Tax-Free Securities Fund, a non-diversified portfolio, is to provide investors with a high level of current income exempt from federal income tax and Hawaii income Tax. Tax-Free Securities Fund pursues this objective by investing, under normal market conditions, at least 80% of the Fund's net assets in debt obligations of issuers that pay interest that, in the opinion of counsel to the issuer, is exempt from federal income tax and is not subject to the federal alternative minimum tax ("Municipal Obligations"). In addition, Tax-Free Securities Fund intends to invest at least 50%, and no more than 60%, of the market value of its securities in debt obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities and other issuers which pay interest that is exempt from Hawaii personal income tax and exempt from federal income tax, but which, subject to the guidelines discussed above, may be subject to the federal alternative minimum tax ("Hawaiian Municipal Obligations"). Hawaiian Trust will monitor Tax-Free Securities Fund's portfolio performance on an ongoing basis and will reallocate assets in response to actual and anticipated market and economic changes. This approach may result in significant variations in the dollar-weighted average remaining maturity of Tax-Free Securities Fund's portfolio.

     TAX-FREE SHORT INTERMEDIATE SECURITIES FUND--The investment objectives of Tax-Free Short Intermediate Securities Fund, a non-diversified portfolio, are to provide investors with a high level of current income, exempt from federal income tax and Hawaii income tax, and to provide greater price stability than a long-term bond fund. Tax-Free Short Intermediate Securities Fund pursues these objectives by investing, under normal market conditions, at least 80% of its net assets in Municipal Obligations. In addition, Tax-Free Short Intermediate Securities Fund intends to invest at least 50%, and no more than 60%, of the market value of its securities in Hawaiian Municipal Obligations. Under normal market conditions, the dollar-weighted average remaining maturity of Tax-Free Short Intermediate Securities Fund's portfolio will be from two to five years.

     U.S. TREASURY SECURITIES FUND--The primary investment objective of U.S. Treasury Securities Fund, a diversified portfolio, is to provide investors with a high level of current income consistent with prudent risk of capital. Capital appreciation is a secondary investment objective of U.S. Treasury Securities Fund. U.S. Treasury Securities Fund seeks to achieve these objectives by (i) investing primarily in U.S. Treasury Securities and repurchase agreements that are collateralized by U.S. Treasury Securities; and (ii) varying the dollar-weighted average remaining maturity of its portfolio to take advantage of changes in interest rates.

CERTAIN RISKS

     To the extent a Fund invests in fixed income securities, the Fund is subject to default risk (i.e., the risk that the issuers of securities in which the Fund invests may default in the payment of principal and/or interest). A fund investing in fixed income securities is also subject to interest rate risk (i.e., the risk that increases in market interest rates may adversely affect the value of the debt securities in which a Fund invests and hence the value of an investment in such Fund).

PROSPECTUS

     To the extent a Fund invests in equity securities, its portfolio is subject to market risk (i.e., the possibility that common stock prices will decline over short or even extended periods). Equity securities are more volatile and carry more risk than some other forms of investment, such as short-term high-grade fixed income securities.

     Investments in the securities of smaller and newer companies may present greater opportunities for capital appreciation because of high potential earnings growth, but they may also involve greater risk. Such companies, relative to larger concerns, may have limited product lines, markets or financial resources, or may depend on a small group of key managers. Their securities may trade less frequently or in limited volume, or only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining equity prices.

     New Asia Growth Fund invests primarily in equity securities located in developing countries of Asia. Investments in securities of companies located in the developing countries of Asia involve special considerations and risks not typically associated with investments in securities of United States issuers, including: the risks associated with international investing generally, such as currency fluctuations; the risks of investing in countries with smaller capital markets, such as limited liquidity, price volatility and restrictions on foreign investment; and the risks associated with the undeveloped economies of the developing countries of Asia, including significant political and social uncertainties, government involvement in the economies, overburdened infrastructures, archaic legal systems, environmental problems, and obsolete financial systems. The operating expense ratio of New Asia Growth Fund can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Fund, such as custodial and brokerage costs, are higher. Investors are reminded that in certain circumstances, their right to redeem shares in New Asia Growth Fund may be suspended.

     There can, of course, be no assurance that any Fund will achieve its investment objective. In addition, unlike insured bank deposits, no investment in a Fund is insured against loss of principal. Furthermore, depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.
                            ------------------------

     For additional information concerning the investment policies and practices of the Funds, see "Investment Objectives and Policies of the Funds," "Additional Discussion Regarding Permitted Investment Activities," "Additional Risk Disclosure" and "Additional Investment Restrictions" in this Prospectus.
Further information also is provided in the SAI.

PURCHASE OF SHARES


     Shares of the Institutional Class of the Funds are offered at net asset value. See "Valuation of Institutional Class Shares" and "How to Purchase Institutional Class Shares." Only institutions (including Bank of Hawaii and its affiliated and correspondent banks) ("Institutions") acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at such Institution are eligible to invest in the Institutional Class of each Fund's shares. Direct purchases of Fund shares by individual investors, including purchases through SIPC insured brokerage accounts, are not permitted. Investors not eligible to invest in a Fund's Institutional Class may invest in such Fund's Retail Class, which shares are not offered hereby. See "General Information." Institutional Class Shares of each Fund are sold on a continuous basis and purchases may be made by mail or by wire.


                                                                      PROSPECTUS

DIVIDENDS AND DISTRIBUTIONS

     Diversified Fixed Income Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund will declare dividends of substantially all of their net income daily and will pay such dividends monthly. Balanced Fund, Growth and Income Fund and Growth Stock Fund will declare and pay dividends of substantially all of their net income monthly. New Asia Growth Fund will declare and pay dividends of substantially all of its net income quarterly. Any net capital gains of a Fund will be distributed at least annually. At an investor's choice, dividends are paid by mail, directly deposited into a bank account, or automatically reinvested in additional shares at the then-current net asset value. If no election is made, dividends will be automatically reinvested. See "Dividend and Tax Information."

HAWAIIAN TRUST, THE SUB-ADVISER AND BISYS


     For its services as investment adviser to the Funds, Hawaiian Trust receives a fee from each Fund at annual rates that are based on the Fund's average daily net assets. See, "Fund Expenses" and "Management, Advisory and Other Service Arrangements." A subsidiary of Bank of Hawaii, Hawaiian Trust (a non-deposit taking institution) was founded in 1898 and is the oldest and largest trust company in Hawaii. It has investment authority over approximately $6.3 billion in client financial assets, including having investment authority over approximately $1.7 billion in municipal obligations. Hawaiian Trust is not authorized to and does not carry on a banking business.


     Hawaiian Trust has retained the Sub-Adviser to provide investment advisory services with respect to management of the foreign component of New Asia Growth Fund's portfolio. For its services, Hawaiian Trust pays the Sub-Adviser a fee at an annual rate based on New Asia Growth Fund's average daily net assets.

     BISYS provides certain administrative services to the Funds, for which each Fund pays it a fee at an annual rate based on the Fund's average daily net assets. BISYS also distributes the Funds' shares. See "Management, Advisory and Other Service Arrangements."

REDEMPTION OF INSTITUTIONAL CLASS SHARES

     An Institution may redeem Institutional Class Shares on behalf of its customers without charge on any day that the net asset value of the relevant Fund is calculated (see, "Valuation of Institutional Class Shares") and Institutional Class Shares may ordinarily be redeemed by mail or by telephone.

PROSPECTUS

                                 FUND EXPENSES


     The following Table of Expenses lists the costs and expenses that a shareholder can expect to incur as an investor in the Institutional Class of a Fund. Certain investors may not qualify to invest in a Fund's Institutional Class, but may invest in a Fund's Retail Class, which is not offered hereby.


TABLE OF EXPENSES*

                                                                                                        SHORT
                                                                                                     INTERMEDIATE
                                                        DIVERSIFIED    GROWTH               NEW          U.S.
                                                           FIXED        AND      GROWTH     ASIA       TREASURY       TAX-FREE
                                            BALANCED      INCOME       INCOME    STOCK     GROWTH     SECURITIES     SECURITIES
                                              FUND         FUND         FUND      FUND      FUND         FUND           FUND
                                            --------    -----------    ------    ------    ------    ------------    ----------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees........................     0.80%         0.60%       0.80%     0.80%     0.90%        0.30%+         0.60%
  Other Expenses (after waivers and
    reimbursements)......................     0.32%         0.30%       0.32%     0.29%     1.08%        0.37%          0.29%
  Total Fund Operating Expenses (after
    waivers and reimbursements)..........     1.12%         0.90%       1.12%     1.09%     1.98%        0.67%          0.89%


                                             TAX-FREE
                                              SHORT           U.S.
                                           INTERMEDIATE     TREASURY
                                            SECURITIES     SECURITIES
                                               FUND           FUND
                                           ------------    ----------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees........................      0.50%          0.60%
  Other Expenses (after waivers and
    reimbursements)......................      0.33%          0.35%
  Total Fund Operating Expenses (after
    waivers and reimbursements)..........      0.83%          0.95%


---------------
+Reflects waiver. See "Explanation of Table" below.

EXAMPLE

     A shareholder would pay the following expenses on a $1,000 investment in Institutional Class Shares assuming (1) 5% annual return** and (2) redemption at the end of each time period:

                                                                                                        SHORT
                                                                                                     INTERMEDIATE
                                                        DIVERSIFIED    GROWTH               NEW          U.S.
                                                           FIXED        AND      GROWTH     ASIA       TREASURY       TAX-FREE
                                            BALANCED      INCOME       INCOME    STOCK     GROWTH     SECURITIES     SECURITIES
                                              FUND         FUND         FUND      FUND      FUND         FUND           FUND
                                            --------    -----------    ------    ------    ------    ------------    ----------
Time Period
-----------------------------------------
     1 year..............................     $ 11         $   9        $ 11      $ 11      $ 20         $  7           $  9
     3 years.............................     $ 36         $  29        $ 36      $ 35      $ 62         $ 21           $ 28
     5 years.............................     $ 62         $  50        $ 62      $ 60      $107         $ 37           $ 49
    10 years.............................     $136         $ 111        $136      $133      $231         $ 83           $110


                                             TAX-FREE
                                              SHORT           U.S.
                                           INTERMEDIATE     TREASURY
                                            SECURITIES     SECURITIES
                                               FUND           FUND
                                           ------------    ----------
Time Period
-----------------------------------------
     1 year..............................      $  8           $ 10
     3 years.............................      $ 26           $ 30
     5 years.............................      $ 46           $ 53
    10 years.............................      $103           $117


------------
 * Investors who purchase shares through an Institution (as defined above) may be charged account-level fees for additional services provided to them by such Institution in connection with an investment in a Fund.
** The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. The actual rate of return may be greater or less than the assumed rate. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

                                                                      PROSPECTUS

EXPLANATION OF TABLE


     The purpose of the foregoing table is to assist shareholders in understanding the various costs and expenses that an investor in the Institutional Class of a Fund will bear. The amounts set forth under "Annual Fund Operating Expenses--Other Expenses," as well as the expense amounts used in the Example, are based on actual amounts for the most recent fiscal year, restated to reflect fee waivers and expense reimbursements in effect as of the date of this Prospectus. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations.



     Hawaiian Trust, the Sub-Adviser and BISYS each may elect, in its sole discretion, to otherwise waive or reimburse its respective fees. Any such waivers or reimbursements will reduce the total expenses of the Fund to which they apply, thereby increasing yield or total return. As described above, the percentages shown above under "Management Fees" (Short Intermediate U.S. Treasury Securities Fund only), "Other Expenses" and "Total Fund Operating Expenses" for the Funds reflect certain estimated voluntary fee waivers and expense reimbursements. Absent such waivers and reimbursements, the percentages under "Other Expenses" and "Total Fund Operating Expenses" would be (i) 0.34% and 0.94% for Diversified Fixed Income Fund; (ii) 0.36% and 1.16% for Growth and Income Fund; (iii) 0.33% and 1.13% for Growth Stock Fund; and (iv) 1.94% and 2.84% for New Asia Growth Fund; (v) 0.42% and 0.92% for Short Intermediate U.S. Treasury Securities Fund; (vi) 0.38% and 0.88% for Tax-Free Short Intermediate Securities Fund; (vii) 0.33% and 0.93% for Tax-Free Securities Fund; (viii) 0.39% and 0.99% for U.S. Treasury Securities Fund; and (ix) 0.36% and 1.16% for Balanced Fund. With respect to Short Intermediate U.S. Treasury Fund, absent waivers and reimbursements, the percentage under "Management Fees" would be 0.50%. There can be no assurance that the foregoing waivers and expense reimbursements will continue to apply.


PROSPECTUS

                              FINANCIAL HIGHLIGHTS

     The Financial Highlights in the table below set forth certain financial data and investment results of the Institutional Class Shares of the Funds since inception, expressed in one share outstanding throughout the period. The Financial Highlights are derived from the financial statements of Pacific Capital Funds which have been audited by Ernst & Young LLP, independent auditors. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' most recent report to shareholders which may be obtained without charge by calling or writing the Funds at the telephone number or address on the front cover of this Prospectus.


                                     DIVERSIFIED FIXED             GROWTH AND
                                        INCOME FUND                INCOME FUND             GROWTH STOCK FUND
                                  -----------------------    -----------------------    -----------------------
                                    YEAR      OCTOBER 14,      YEAR      OCTOBER 14,      YEAR      OCTOBER 14,
                                   ENDED        1994 TO       ENDED        1994 TO       ENDED        1994 TO
                                  JULY 31,     JULY 31,      JULY 31,     JULY 31,      JULY 31,     JULY 31,
                                    1996        1995(a)        1996        1995(a)        1996        1995(f)
                                  --------    -----------    --------    -----------    --------    -----------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................     $10.84       $10.00        $11.43       $10.00        $11.71        $ 9.89
                                     -----      -------         -----      -------         -----        ------
Investment Activities
    Net investment income
      (loss)...................       0.58         0.55          0.17         0.20          0.10          0.11
    Net realized and unrealized
      gain (loss) on
      investments..............      (0.16)        0.78          1.21         1.42          0.89          1.83
                                     -----      -------         -----      -------         -----        ------
        Total from Investment
          Activities...........       0.42         1.33          1.38         1.62          0.99          1.94
                                     -----      -------         -----      -------         -----        ------
Distributions
    Net investment income......      (0.61)       (0.49)        (0.17)       (0.19)        (0.10)        (0.12)
    In excess of net investment
      income...................      (0.02)          --         (0.01)          --            --            --
    In excess of net realized
      gains....................      (0.10)          --            --           --         (0.49)           --
    Net realized gains.........         --           --         (0.31)          --         (0.22)           --
                                     -----      -------         -----      -------         -----        ------
        Total Distributions....      (0.73)       (0.49)        (0.49)       (0.19)        (0.81)        (0.12)
                                     -----      -------         -----      -------         -----        ------
NET ASSET VALUE, END OF
  PERIOD.......................     $10.53       $10.84        $12.32       $11.43        $11.89        $11.71
                                     =====      =======         =====      =======         =====        ======

TOTAL RETURN (EXCLUDES SALES
  CHARGE)......................       3.85%(b)    13.70%(b)     12.29%(b)    16.41%(b)      8.53%(b)     20.64%(g)
RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period
      (000)....................   $161,742      $54,827       $74,427      $41,771      $172,565      $136,837
    Ratio of expenses to
      average net assets(c)....       0.88%        0.93%         1.11%        1.14%         1.09%         1.13%
    Ratio of net investment
      income (loss) to average
      net assets(c)............       5.56%        6.71%         1.43%        2.47%         0.86%         1.30%
    Ratio of expenses to
      average net assets(c)*...       0.92%        1.01%         1.15%        1.22%         1.13%         1.21%
    Ratio of net investment
      income (loss) to average
      net assets(c)*...........       5.52%        6.63%         1.39%        2.39%         0.82%         1.23%
Portfolio Turnover(d)..........      58.86%       60.47%        80.83%       12.78%        61.30%        32.40%
Average Commission Rate
  paid(e)......................         --           --       $0.0921           --       $0.0895            --


------------

See footnotes on next page.

                                                                      PROSPECTUS

                                                                SHORT INTERMEDIATE
                                            NEW ASIA               U.S. TREASURY           TAX-FREE SECURITIES
                                          GROWTH FUND             SECURITIES FUND                 FUND
                                      --------------------    -----------------------    -----------------------
                                        YEAR      FEB. 15,      YEAR      OCTOBER 14,      YEAR      OCTOBER 14,
                                       ENDED      1995 TO      ENDED        1994 TO       ENDED        1994 TO
                                      JULY 31,    JULY 31,    JULY 31,     JULY 31,      JULY 31,     JULY 31,
                                        1996      1995(a)       1996        1995(f)        1996        1995(a)
                                      --------    --------    --------    -----------    --------    -----------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................     $11.22     $10.00       $ 9.61       $ 9.30        $10.56        $10.00
                                         -----     ------        -----      -------         -----        ------
Investment Activities
    Net investment income (loss)...      (0.01)      0.04         0.53         0.44          0.52          0.42
    Net realized and unrealized
      gain (loss) on investments...       0.22       1.18        (0.13)        0.31          0.07          0.51
                                         -----     ------        -----      -------         -----        ------
        Total from Investment
          Activities...............       0.21       1.22         0.40         0.75          0.59          0.93
                                         -----     ------        -----      -------         -----        ------
Distributions
    Net investment income..........         --         --        (0.53)       (0.44)        (0.52)        (0.37)
    In excess of net investment
      income.......................      (0.03)        --        (0.04)          --         (0.04)           --
    In excess of net realized
      gains........................         --         --        (0.02)          --         (0.04)           --
    Net realized gains.............      (0.26)        --           --           --         (0.09)           --
                                         -----     ------        -----      -------         -----        ------
        Total Distributions........      (0.29)        --        (0.59)       (0.44)        (0.69)        (0.37)
                                         -----     ------         ----      -------         -----        ------
NET ASSET VALUE, END OF PERIOD.....     $11.14     $11.22       $ 9.42       $ 9.61        $10.46        $10.56
                                         =====     ======        =====      =======         =====        ======

TOTAL RETURN (EXCLUDES SALES
  CHARGE)..........................       1.99%(b)  12.20%(b)     4.18%(b)     6.57%(g)      5.73%(b)      9.54%(b)
RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period
      (000)........................     $8,469     $2,861      $23,545      $16,214      $288,934      $281,646
    Ratio of expenses to average
      net assets(c)................       1.98%      1.97%        0.67%        0.75%         0.89%         0.89%
    Ratio of net investment income
      (loss) to average net
      assets(c)....................      (0.02%)     1.18%        5.40%        5.84%         4.92%         5.16%
    Ratio of expenses to average
      net assets(c)*...............       2.84%      2.74%        0.92%        0.99%         0.93%         0.98%
    Ratio of net investment income
      (loss) to average net
      assets(c)*...................      (0.88%)     0.42%        5.15%        5.61%         4.88%         5.07%
Portfolio Turnover(d)..............      86.53%     55.62%       47.17%       62.73%        24.78%        49.17%
Average Commission Rate paid(e)....    $0.0069         --           --           --            --            --


------------

See footnotes on next page.

PROSPECTUS

                                                                 TAX-FREE SHORT
                                                                  INTERMEDIATE               U.S. TREASURY
                                                                 SECURITIES FUND            SECURITIES FUND
                                                             -----------------------    -----------------------
                                                               YEAR      OCTOBER 14,      YEAR      OCTOBER 14,
                                                              ENDED        1994 TO       ENDED        1994 TO
                                                             JULY 31,     JULY 31,      JULY 31,     JULY 31,
                                                               1996        1995(a)        1996        1995(f)
                                                             --------    -----------    --------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD......................     $10.14       $10.00        $ 9.43       $ 8.66
                                                                -----      -------         -----      -------
Investment Activities
    Net investment income loss............................       0.40         0.32          0.59         0.44
    Net realized and unrealized gain (loss) on
      investments.........................................      (0.03)        0.11         (0.24)        0.76
                                                                -----      -------         -----      -------
        Total from Investment Activities..................       0.37         0.43          0.35         1.20
                                                                -----      -------         -----      -------
Distributions
    Net investment income.................................      (0.40)       (0.29)        (0.55)       (0.43)
    In excess of net investment income....................      (0.03)          --         (0.09)          --
    In excess of net realized gains.......................         --           --            --           --
    Net realized gains....................................         --           --            --           --
                                                                -----      -------         -----      -------
        Total Distributions...............................      (0.43)       (0.29)        (0.64)       (0.43)
                                                                -----      -------         -----      -------
NET ASSET VALUE, END OF PERIOD............................     $10.08       $10.14        $ 9.14       $ 9.43
                                                                -----      -------         -----      -------
                                                                -----      -------         -----      -------
TOTAL RETURN (EXCLUDES SALES CHARGE)......................       3.67%(b)      4.36%(b)     3.71%(b)     10.49%(g)
RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of period (000).....................    $39,472      $39,993       $23,248      $51,264
    Ratio of expenses to average net assets(c)............       0.83%        0.85%         0.95%        1.02%
    Ratio of net investment income (loss) to average net
      assets(c)...........................................       3.90%        4.03%         5.81%        5.78%
    Ratio of expenses to average net assets(c)*...........       0.88%        0.94%         0.99%        1.09%
    Ratio of net investment income (loss) to average net
      assets(c)*..........................................       3.85%        3.94%         5.77%        5.71%
Portfolio Turnover(d).....................................      54.70%       89.98%        15.75%       80.98%
Average Commission Rate paid(e)...........................         --           --            --           --

------------

 * During the period, certain fees were voluntarily reduced. In addition, with respect to Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund and U.S. Treasury Securities Fund, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.
(f) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail Class and transferred these shareholders into the Institutional Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Institutional Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(g) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Institutional Class for the period from October 14, 1994 through July 31, 1995.


                                                                      PROSPECTUS

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS


     Each Fund has its own investment objectives, as described earlier in this Prospectus. Each Fund also follows its own investment policies and practices, subject to certain investment restrictions, all described further below and in "Additional Discussion Regarding Permitted Investment Activities." The SAI also contains more specific descriptions of investment restrictions which govern the investments of each of the Funds.

BALANCED FUND

     Balanced Fund invests primarily in common stocks, preferred stocks, bonds, and securities that are convertible into common stocks. Under normal market conditions, Balanced Fund will invest in common stocks and securities convertible into common stocks, fixed income securities (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed-income securities, options and rights). At least 25% of the value of Balanced Fund's assets will be invested in senior fixed income securities.

     Balanced Fund will invest in common stocks of issuers that exhibit strong earnings growth trends and that are believed by the Fund to have above-average prospects for future earnings growth. Balanced Fund will maintain a portfolio of common stocks diversified among industries and companies. Balanced Fund may invest in common stocks of large companies (i.e., those companies with more than $750 million in capitalization) which the Fund believes offer the potential for long-term earnings growth and/or above-average dividend yield. Some investments may also be made in common stocks of medium and smaller sized companies (i.e., those companies with at least $250 million, but less than $750 million in capitalization) which have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities but which may involve greater volatility than investments in larger companies.

     Balanced Fund intends to invest less than 50% of its total assets in the securities of medium and smaller sized companies and the remainder in securities of larger sized companies. However, the actual percentage may vary according to changes in market conditions and the judgment of Hawaiian Trust of how best to achieve Balanced Fund's investment objective. For risk disclosure regarding investments in medium and smaller-sized companies see, "Highlights--Certain Risks."

DIVERSIFIED FIXED INCOME FUND

     Diversified Fixed Income Fund invests in U.S. Government Obligations and in investment grade debt obligations. Most obligations acquired by Diversified Fixed Income Fund will be issued by companies or governmental entities located within the United States. Up to 25% of the total assets of Diversified Fixed Income Fund may, however, be invested in dollar-denominated debt obligations of foreign issuers. Under normal market conditions, at least 65% of the value of the total assets of Diversified Fixed Income Fund will be invested in fixed income securities.

GROWTH AND INCOME FUND

     Growth and Income Fund invests primarily in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. Growth and Income Fund anticipates investing in securities that currently have in the aggregate an above average dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of Growth and Income Fund. However, these holdings may be balanced with lower yielding but higher growth-oriented securities to achieve more growth potential. Under normal market conditions, Growth and Income Fund will invest at least 65% of the value of its total assets in income producing common stocks and securities convertible into common stocks.

PROSPECTUS

GROWTH STOCK FUND

     Growth Stock Fund invests primarily in common stocks and securities that are convertible into common stocks of both domestic and foreign companies. Under normal market conditions, Growth Stock Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks.

NEW ASIA GROWTH FUND

     New Asia Growth Fund is designed for U.S. investors seeking diversification of their respective investment portfolios by participating in the economies of developing Asian countries. New Asia Growth Fund's investment objective is to seek long-term growth of capital. New Asia Growth Fund seeks to achieve this objective primarily through direct or indirect investments in equity securities of companies located in the developing countries of Asia. New Asia Growth Fund invests indirectly in the equity securities of companies located in developing Asian countries by purchasing interests in other foreign investment companies or trusts which themselves invest in the developing countries of Asia. For purposes of its investment objective, New Asia Growth Fund considers such developing countries to be all countries in Asia other than Japan. New Asia Growth Fund may invest to a lesser degree in debt securities and other instruments (i.e., warrants and securities convertible into equity or debt securities) if the investment adviser believes they would help achieve the Fund's objective. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

     It is anticipated that under normal market conditions New Asia Growth Fund will invest at least 70% of its total assets directly or indirectly in common stock, common stock equivalents (such as preferred or debt securities convertible into common stocks) and preferred stocks of companies located in the developing countries of Asia which the investment adviser believes have potential for capital appreciation. New Asia Growth Fund will consider an issuer of securities to be located in a developing country of Asia if it is organized under the laws of a developing Asian country, if it derives 50% or more of its total revenues from business in a developing Asian country, or if its equity securities are traded principally on a securities exchange in a developing Asian country.

     Developing countries in which New Asia Growth Fund may invest include, but are not limited to: Hong Kong, China, India, Indonesia, South Korea, Malaysia, the Philippines, Singapore, Taiwan, Pakistan, Bangladesh, Sri Lanka and Thailand.

     The criteria which the investment adviser uses to select and maintain a portfolio of investments in any country depends on its view as to the upside potential of the stock markets in such country and, more specifically, the investment instruments therein. In determining the upside potential for each market, the investment adviser will consider the economic, political and social factors affecting each country and the prospects for improvements in these factors in the short, medium and long term.

     New Asia Growth Fund will not limit its investments to any particular type of company. New Asia Growth Fund may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. New Asia Growth Fund may invest in small and relatively less well-known companies. Investing in small and relatively less well-known companies involves certain risks. See, "Highlights-- Certain Risks."

     Subject to New Asia Growth Fund's investment objective, up to 35% of the Fund's total assets may be invested in any combination of equity, debt and convertible securities of issuers located outside Asia, including money market instruments of the United States, should opportunities in these markets occur. In addition, this portion of New Asia Growth Fund's portfolio will consist of various other financial instruments such as forward foreign exchange contracts, futures contracts and options. At

                                                                      PROSPECTUS
times the investment adviser may judge that conditions in the securities markets make pursuing New Asia Growth Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, New Asia Growth Fund may invest without limit in cash (foreign currency or U.S. dollars) and in domestic, Eurodollar and foreign short-term money market instruments. It is impossible to predict when, or for how long, New Asia Growth Fund will use such alternative strategies.

SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

     Short Intermediate U.S. Treasury Securities Fund invests primarily in U.S. Treasury Securities and in repurchase agreements collateralized by U.S. Treasury Securities. Short Intermediate U.S. Treasury Securities Fund seeks to enhance its total return by shortening the average maturity of portfolio securities when interest rates are anticipated to increase and lengthening the maturity of such portfolio securities to take advantage of anticipated interest rate declines. Due to the dollar-weighted average maturity of Short Intermediate U.S. Treasury Securities Fund, it is expected to be less volatile than U.S. Treasury Securities Fund. Under normal market conditions, at least 65% of the value of the total assets of Short Intermediate U.S. Treasury Securities Fund will be invested in U.S. Treasury Securities.

TAX-FREE SECURITIES FUND

     Tax-Free Securities Fund purchases primarily Hawaiian Municipal Obligations and Municipal Obligations. As a matter of fundamental policy, Tax-Free Securities Fund will have, under normal market conditions, at least 80% of its net assets invested in Municipal Obligations. As a matter of operating policy, under normal market conditions, at least 50%, and no more than 60%, of the market value of Tax-Free Securities Fund's securities will be invested in Hawaiian Municipal Obligations. For temporary defensive purposes, Hawaiian Trust may invest more than 20% of Tax-Free Securities Fund's net assets in securities that are subject to federal income tax or the federal alternative minimum tax.

TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

     Tax-Free Short Intermediate Securities Fund purchases primarily Hawaiian Municipal Obligations and Municipal Obligations. As a matter of fundamental policy, Tax-Free Short Intermediate Securities Fund will have, under normal market conditions, at least 80% of its net assets invested in Municipal Obligations. As a matter of operating policy, under normal market conditions at least 50%, and no more than 60%, of the market value of Tax-Free Short Intermediate Securities Fund's securities will be invested in Hawaiian Municipal Obligations. For temporary defensive purposes, Hawaiian Trust may invest more than 20% of Tax-Free Short Intermediate Securities Fund's net assets in securities that are subject to federal income tax or the federal alternative minimum tax.

U.S. TREASURY SECURITIES FUND

     U.S. Treasury Securities Fund invests primarily in U.S. Treasury Securities and in repurchase agreements collateralized by U.S. Treasury Securities. U.S. Treasury Securities Fund seeks to enhance its total return by shortening the average maturity of portfolio securities when interest rates are anticipated to increase and lengthening the maturity of such portfolio securities to take advantage of anticipated interest rate declines. Under normal market conditions, at least 65% of the value of the total assets of U.S. Treasury Securities Fund will be invested in U.S. Treasury Securities.

PROSPECTUS

                        ADDITIONAL DISCUSSION REGARDING
                        PERMITTED INVESTMENT ACTIVITIES

MUNICIPAL OBLIGATIONS

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund invest primarily in Municipal Obligations, which includes Municipal Bonds, Municipal Notes and Municipal Commercial Paper.

     MUNICIPAL BONDS--Municipal bonds generally have a maturity at the time of issuance of up to thirty years. They are principally classified either as "general obligation" bonds, which are secured by the pledge of the municipality's faith, credit and taxing power for the payment of principal and interest, or as "revenue" bonds, which are payable only from the revenues derived from a particular project or facility and generally are dependent solely on a specific revenue source.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal bonds which are covered by insurance guaranteeing the scheduled payment of principal and interest until their maturity ("Insured Municipal Bonds"). The insurance can be purchased either by the issuing government entity or by the Fund purchasing the bond. This insurance is primarily written by two organizations: Ambac Indemnity Corporation (formerly called American Municipal Bond Assurance Corporation), a unit of Citicorp, and Municipal Bond Insurance Association, a pool of private insurers, but may be written by certain other large insurance companies. This insurance feature minimizes the risks to the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund and its shareholders associated with payment delays or defaults in these portfolio securities, but does not guarantee the market value of these portfolio securities or the value of the shares of the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund. An issuer would likely purchase insurance in order to obtain a higher rating by an NRSRO (defined below) than it would receive without the insurance thereby reducing the issuer's borrowing costs. The price paid or received for an Insured Municipal Bond may be higher than the price that would otherwise be paid or received for the municipal bond absent the insurance.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in moral obligation bonds ("Moral Obligation Bonds") which are tax-exempt bonds issued by a municipality or a state financial intermediary and backed by the moral obligation pledge of a state government. Under a moral obligation pledge, a state government indicates its intent to appropriate funds in the future if the primary obligor, the municipality or intermediary, defaults. The state's obligation to honor the pledge is moral rather than legal because future legislatures cannot be legally obligated to appropriate the funds required.

     MUNICIPAL NOTES--Municipal notes generally have maturities at the time of issuance of three years or less. Subject to its respective investment objective and policies, the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal notes that are rated at the date of purchase in one of the two highest rating categories assigned by an NRSRO, or not rated but are considered by Hawaiian Trust to be of comparable quality. Municipal notes generally are issued in anticipation of the receipt of tax funds, of the proceeds of bond placements or of other revenues. The ability of an issuer to make payments is, therefore, dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund also may invest in certain "private activity" bonds or notes. Such Funds may not be an appropriate investment for entities which are "substantial users," or certain "related persons" of substantial users, of facilities financed by private activity bonds. "Substantial users" are defined under U.S. Treasury Regulations

                                                                      PROSPECTUS

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

to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities, or a part thereof, were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

     MUNICIPAL COMMERCIAL PAPER--Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Subject to its respective investment objective and policies, the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal commercial paper that is rated at the date of purchase in one of the two highest rating categories by an NRSRO or not rated but is considered by Hawaiian Trust to be of comparable quality.

U.S. GOVERNMENT OBLIGATIONS

     Each of the Funds may invest in U.S. Government Obligations which include, in addition to U.S. Treasury Securities, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Student Loan Marketing Association ("SLMA"), Federal National Mortgage Association ("FNMA"), Resolution Trust Corporation and Federal Home Loan Mortgage Corporation ("FHLMC"). U.S. Treasury Securities and certain other obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments. The Funds will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

BANK AND SAVINGS AND LOAN OBLIGATIONS

     Each of the Funds may invest in Bank and Savings and Loan obligations. These obligations include negotiable certificates of deposit, fixed time deposits, bankers' acceptances, and interest bearing demand accounts. The Funds limit their bank investments to dollar-denominated obligations of U.S., Canadian, Asian, Australian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

     Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund may invest in commercial paper that is rated at the date of purchase in the highest rating category assigned by a nationally recognized statistical rating organization (an "NRSRO") or unrated if considered by the investment adviser to be of comparable quality. New Asia Growth Fund may invest in commercial paper that is rated at the

PROSPECTUS

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

time of purchase in the two highest short-term rating categories by an NRSRO or unrated if considered by the investment adviser to be of comparable quality. Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.

DEBT SECURITIES

     Each of the Funds may invest in debt securities issued by foreign and domestic corporations or financial institutions, and Yankee bonds. Foreign debt securities in which the Funds may invest include global fixed income securities, described below. Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund may only invest in U.S. dollar-denominated foreign debt securities.

     Global fixed-income securities include government obligations issued or guaranteed by U.S. and foreign governments and their political subdivisions, authorities, agencies or instrumentalities and by supranational entities (such as the World Bank, The European Economic Community, the Asian Development Bank and the European Coal and Steel Community), Eurobonds and corporate bonds with varying maturities denominated in various currencies. Yankee bonds are U.S. dollar-denominated obligations issued by foreign governments or companies. New Asia Growth Fund may invest in the fixed income securities of developing Asian countries. Developing Asian fixed-income securities are debt securities or obligations issued or guaranteed by governments in such countries (including their agencies, instrumentalities or political subdivisions) ("sovereign debt"), debt securities or obligations of entities organized to restructure outstanding debt of such issuers, and debt securities of issuers located in such developing countries.

     The debt securities in which the Funds will invest (including convertible securities, as applicable) will be of investment grade (i.e., rated in the top four rating categories by an NRSRO, or, if unrated, determined to be of comparable quality by the investment adviser). See SAI, "Appendix." Notwithstanding the foregoing, up to 10% of the New Asia Growth Fund's net assets may be invested in securities rated below investment grade by an NRSRO or determined to be of comparable quality by the investment adviser. Debt securities rated below investment grade or of comparable quality are commonly referred to as "junk bonds." For a description of the risks associated with investment in debt securities, including lower-rated debt securities and sovereign debt, see "Additional Risk Disclosure--Risk Factors Associated with Investment in Certain Debt Securities."

PREFERRED STOCK

     Each of the Funds may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

ILLIQUID SECURITIES

     Each of the Funds may invest in illiquid securities. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid. Repurchase agreements with a duration of seven days or more, time deposits that do not provide for payment to a Fund within seven days after notice and Guaranteed Investment Contracts ("GICs") and most commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933 (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less) are subject to this 15% limit.

     If otherwise consistent with its investment objective and policies, any of the Funds may purchase securities which are not registered under the 1933

                                                                      PROSPECTUS

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

Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the investment adviser, acting under guidelines and procedures that are developed, established and monitored by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop.

     The staff of the Commission has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a primary dealer in U.S. Government securities is the other party to an option contract written by a Fund and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the Commission staff has agreed that the Fund needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amounts by which the option is in-the-money). Although Hawaiian Trust does not believe that OTC options are generally illiquid, pending resolution of this issue, each Fund will conduct their operations in conformity with the views of the Commission staff.

BORROWINGS

     Each of Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, New Asia Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, and U.S. Treasury Securities Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while such outstanding borrowings in excess of 5% of its net assets exists).

     New Asia Growth Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions, to hedge against currency movements or for investment purposes. New Asia Growth Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If New Asia Growth Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, New Asia Growth Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing for investment purposes is generally known as "leveraging." Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, New Asia Growth Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.

     Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements which are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price),

PROSPECTUS

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

it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

LOANS OF PORTFOLIO SECURITIES

     Each of the Funds may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high grade debt obligations equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily by the investment adviser. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of such Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that had delivered cash-equivalent collateral. No Fund will lend securities having a value that exceeds 30% (33 1/3% with respect to New Asia Growth Fund) of the current value of its total assets. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, Hawaiian Trust, BISYS, or, with respect to New Asia Growth Fund, the Sub-Adviser.

HEDGING STRATEGIES

     Each Fund may engage in various portfolio strategies including derivative transactions to reduce certain risks of its investments. These strategies currently include the use of options and futures contracts and options thereon and, with respect to New Asia Growth Fund, the use of foreign currency exchange contracts. Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, and U.S. Treasury Securities Fund may also use futures and options thereon to manage cash flow into the Funds, and may use options to enhance income. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Additional Information on Fund Investments" and "Tax Information" in the SAI. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

     Options. Each of Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, and U.S. Treasury Securities Fund may purchase put and call options and write covered put and call

                                                                      PROSPECTUS
options on securities in which such Fund may invest, provided such options do not exceed 5% of the Fund's net assets in the aggregate and (1) are traded on registered domestic securities exchanges or (2) result from separate privately negotiated transactions in the OTC market with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System. These options may be employed to hedge a Fund's portfolio against market risk or to enhance income (e.g., to attempt to realize through the receipt of premiums a greater current return than would be realized on the underlying securities alone).

     New Asia Growth Fund may purchase put and call options and write covered put and call options on securities, securities indexes and on currencies that are traded on U.S. or foreign securities exchanges or in the OTC market. Options which New Asia Growth Fund may purchase and/or write in the OTC market include privately negotiated transactions with primary U.S. Government securities dealers to hedge the Fund's portfolio. New Asia Growth Fund may purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. New Asia Growth Fund may also purchase put and call options to offset previously written put and call options of the same series. See SAI, "Additional Information on Fund Investments."

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currency subject to the option at a specified price (the exercise price or strike price). A put option gives the purchaser in return for a premium, the right for a specified time, to sell the securities or currency subject to the option of the writer of the put at the exercise price.

     The aggregate value of the exercise price or strike price of call options written by New Asia Growth Fund may not exceed 25% of the Fund's net asset value.

     Forward Currency Exchange Contracts. New Asia Growth Fund may enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates. New Asia Growth Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     New Asia Growth Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the New Asia Growth Fund generally arising in connection with the purchase or sale of its portfolio securities, accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. See SAI, "Additional Information on Fund Investments."

     Futures Contracts and Related Options. Each of the Funds may enter into contracts for the future delivery of specific securities, classes of securities and financial indices, may purchase or sell exchange-listed or OTC options on any such futures contracts and may engage in related closing transactions. In addition, New Asia Growth Fund may

PROSPECTUS
engage in currency futures contracts and related options. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currency at a set price for delivery in the future. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

     Each Fund may engage in futures contracts and related options in an effort to hedge against market (or, with respect to New Asia, currency) risks. For example, with respect to market risk, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases. With respect to currency risk, by entering into currency futures and options thereon on U.S. and foreign exchanges, New Asia Growth Fund can seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, New Asia Growth Fund can seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever New Asia Growth Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, New Asia Growth Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if New Asia Growth Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     Futures may also be used to manage cash flows into and out of Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund. For example, the investment manager may wish to be fully invested in a particular asset class. Through the use of futures, the manager can achieve this objective immediately while temporarily deferring industry and security selection, in the interest of timeliness.

     Each Fund is subject to the limitations set forth in the Commodity Futures Trading Commission ("CFTC") regulations with respect to the futures contracts and related options in which it may invest. Accordingly, each Fund may not purchase and sell futures contracts and related options for other than bona fide hedging purposes (as defined in CFTC regulations) if, immediately thereafter, aggregate initial margin deposits for futures contracts, and premiums paid for related options, would exceed five percent (5%) of the liquidation value of the Fund's total assets. Each Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes. As a matter of operating policy, however, aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent (5%) of the total assets of Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market

                                                                      PROSPECTUS

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

value of each Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

     Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such losses are potentially significant and unanticipated changes may result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out future positions. Where a liquid secondary market does not exist, a Fund is unlikely to be able to control losses by closing out futures positions. Gains and losses on investments in options and futures depend on the investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict a Fund's ability to purchase or sell certain futures contracts or related options on any particular day. For additional discussion of certain risks associated with the use of futures contracts and options thereon, see "Additional Risk Disclosure-- Risks of Hedging Strategies."

ASSET BACKED SECURITIES

     Each of the Funds may invest in Asset Backed Securities. Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, and other assets originated by various lenders. Asset Backed Securities acquired by a Fund consist of both mortgage and non-mortgage backed securities. Interest in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

     The life of an Asset Backed Security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an Asset Backed Security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

     Mortgage Backed Securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

     One such type of Mortgage Backed Security is a GNMA Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate; the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate. This type of obligation is

PROSPECTUS
guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Mortgage Backed Securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. Such securities will be purchased for the Funds only when the investment adviser determines that they are readily marketable at the time of purchase.

     The average life of Mortgage Backed Securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. As a result of the pass-through of prepayments of principal on the underlying securities, Mortgage Backed Securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or the average life of a particular issue of pass-through certificates. As a result of these principal payment features, Mortgage Backed Securities are generally more volatile than other U.S. Government securities.

     Estimated average life will be determined by the investment adviser and used for the purpose of determining, respectively, the average weighted maturity of the Funds. Various independent mortgage backed securities dealers publish average remaining life data using proprietary models and, in making such determinations for the Funds, the investment adviser might deem such data unreasonable if such data appeared to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage backed securities dealers.

     The Funds also may invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Such securities also may be debt instruments, which also are known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owing such assets and issuing such debt.

     Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by the Funds only when such securities are readily marketable and rated at the time of purchase in one of the two highest rating categories assigned by an NRSRO or, if unrated, considered by the investment adviser to be of comparable quality. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. See SAI, "Additional Information on Fund Investments."

REPURCHASE AGREEMENTS

     Each of the Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often

                                                                      PROSPECTUS
overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily by the investment adviser. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

OTHER INVESTMENT COMPANIES

     In connection with the management of its daily cash position, Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, New Asia Growth Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund may also invest in securities issued by other investment companies, including other investment companies managed by Hawaiian Trust. New Asia Growth Fund may also invest in securities issued by other investment companies by purchasing the securities of certain foreign investment funds or trusts called passive foreign investment companies, which have been the only or primary way to invest in certain developing countries of Asia.

     Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each of the Funds intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total stock of any one closed-end company.

     As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Accordingly, in addition to bearing their proportionate share of the relevant Fund's expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies or trusts. However, Hawaiian Trust has undertaken to waive or reimburse the Funds its advisory fees with respect to Fund assets so invested (except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition).

     Investments by New Asia Growth Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of an investment in other investment companies.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS

     Each of the Funds may invest in Real Estate Mortgage Investment Conduits ("REMICs"). REMICs are a pass-through vehicle created to issue multiclass Mortgage Backed Securities. REMICs may be organized as corporations, partnerships, or trusts and those meeting certain qualifications are not subject to double taxation. Interests in REMICs may be senior or junior, regular (debt instruments) or residual (equity interests).

FLOATING AND VARIABLE RATE DEBT INSTRUMENTS

     Each of the Funds may invest in floating and variable rate debt instruments. Floating and variable rate debt instruments bear interest at rates that are not fixed, but vary with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at a par value prior to maturity. The floating and variable rate instruments that the Funds may purchase include certificates of participation in such

PROSPECTUS
obligations purchased from banks. The investment adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to make payment when due, which could be affected by events occurring between the date the Funds elect to demand payment and the date payment is due, except when such demand instruments permit same-day settlement. In this regard, the investment adviser, pursuant to direction of the Board of Trustees, will determine the liquidity of those instruments with demand features that cannot be exercised within seven days.

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS

     Each of the Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. The forward commitments and when-issued purchases are not expected to exceed 25% of the value of any of the Funds' total assets absent unusual market conditions.

     The Funds will not start earning interest or dividends on when-issued securities until they are received. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date such Fund agrees to purchase the securities. Each Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to such Fund's commitment to purchase securities on a when-issued or forward commitment basis. If the value of these assets declines, the Fund will replace additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

LETTERS OF CREDIT AND LIQUIDITY AGREEMENTS

     Each of the Funds may purchase debt obligations that are backed by an irrevocable letter of credit or liquidity agreement of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the investment adviser, are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit and liquidity agreement backed investments.

FOREIGN SECURITIES

     Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund may invest directly in securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars.

     New Asia Growth Fund may invest in the securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts") to the extent such Depositary Receipts become available. ADRs (which include American Depositary Shares and New York Shares) are publicly traded on exchanges or over-the-counter ("OTC") in the United States. GDRs,

                                                                      PROSPECTUS

EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation. Depositary Receipts may be "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas in an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the holders of the Depositary Receipts. Foreign issuers in respect of whose securities unsponsored Depositary Receipts have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored Depositary Receipts are traded, and, therefore, there may not be correlation between such information and the market value of such securities.

     New Asia Growth Fund may hold foreign currency in connection with the purchase and sale of foreign securities. To the extent the foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency will be held with the Fund's custodian bank or by an approved foreign subcustodian.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in the United States. See "Additional Risk Disclosure" below. For additional discussion concerning investment in foreign debt securities, see "Debt Securities" below.

CONVERTIBLE SECURITIES

     Each of Balanced Fund, Growth and Income Fund, Growth Stock Fund and New Asia Growth Fund may invest in convertible securities that provide current income and are issued by companies with the characteristics described above. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or other issuers. Convertible securities, while usually subordinated to nonconvertible debt securities of the same issuer, are senior to common stocks in an issuer's capital structure. Convertible securities may offer more flexibility by providing the investor with a steady income stream (generally yielding a lower amount than nonconvertible securities of the same issuer and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Convertible security prices tend to be influenced by changes in the market value of the common stock as well as changes in interest rates. Convertible securities in which the Funds may invest are subject to the rating criteria and limitations discussed below under "Debt Securities."

WARRANTS


     Balanced Fund, Growth and Income Fund, Growth Stock Fund and New Asia Growth Fund may invest in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value. It is anticipated that the Board of Trustees will approve, effective January 1, 1997, elimination of the requirement that the Balanced Fund, Growth and Income Fund and Growth Stock Fund each may not invest more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), or more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange, and adoption of a policy that each of such Funds may not invest more than 10% of its net assets in warrants.


PROSPECTUS

New Asia Growth Fund may not invest more than 10% of its net assets in warrants.

INTEREST ONLY OR PRINCIPAL ONLY OBLIGATIONS

     Each of the Funds may make limited investments (not exceeding 5% of the relevant Fund's net assets) in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components or selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPs"). Under the STRIPs program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

GUARANTEED INVESTMENT CONTRACTS

     Each of the Funds may invest up to 5% of its net assets in Guaranteed Investment Contracts ("GICs") issued by highly rated U.S. insurance companies. GICs are considered to be illiquid, and accordingly, are subject to the Fund's 15% limitation on investment in illiquid securities. See the SAI, "Additional Information on Fund Investments."

PORTFOLIO TURNOVER


     Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a Fund may sell a portfolio investment soon after its acquisition if the investment adviser believes that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. The annual portfolio turnover rate is not expected to exceed 100% for any Fund. For the fiscal years ended July 31, 1996 and July 31, 1995, the portfolio turnover rate for the Funds were as follows:



                PORTFOLIO TURNOVER RATE FOR FISCAL YEARS ENDED
                       JULY 31, 1996 AND JULY 31, 1995

                                   FUND                                   1996     1995
    -------------------------------------------------------------------   -----    -----
    Diversified Fixed Income Fund......................................   58.86%   60.47%*
    Growth and Income Fund.............................................   80.83%   12.78%*
    Growth Stock Fund..................................................   61.30%   32.40%
    New Asia Growth Fund...............................................   86.53%   55.62%**
    Short Intermediate U.S. Treasury Securities Fund...................   47.17%   62.73%
    Tax-Free Securities Fund...........................................   24.78%   49.17%*
    Tax-Free Short Intermediate Securities Fund........................   54.70%   89.98%*
    U.S. Treasury Securities Fund......................................   15.75%   80.98%

     -----------------

      * Fiscal period from October 14, 1994 (commencement of operations) to July 31, 1995.

     ** Fiscal period from February 15, 1995 (commencement of operations) to July 31, 1995.


See "Portfolio Transactions" in the Statement of Additional Information for additional information relating to portfolio turnover rate.


INVESTMENT POLICIES

     Each Fund's investment objectives, as set forth in the first paragraph of the description of each Fund in the "Highlights" section, are fundamental; that is, they may not be changed without approval by vote of the holders of a majority of the relevant Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Trust's Board of Trustees determines, however, that a Fund's investment objective can best be achieved by

                                                                      PROSPECTUS
a substantive change in a non-fundamental investment policy or strategy, the Trust's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus. Any policy that is not specified in a Fund's Prospectus, or in the SAI, as being fundamental, is nonfundamental.

                           ADDITIONAL RISK DISCLOSURE

RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN SECURITIES GENERALLY AND IN COUNTRIES WITH SMALLER CAPITAL MARKETS

     Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respect as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes. Most of the foreign securities held by the Funds will not be registered with the Securities and Exchange Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and such foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller capital markets. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. The foregoing risks are often heightened for investments in smaller capital markets and developing countries.

     To the extent a Fund invests in foreign securities, its operating expense ratio can be expected to be higher than that of an investment company investing exclusively in U.S. securities since certain expenses of the Fund, such as management and advisory fees and custodial costs, may be higher.

     New Asia Growth Fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar. Accordingly, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned.

RISKS OF HEDGING STRATEGIES

     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the

PROSPECTUS

Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See SAI, "Additional Information on Fund Investments" and "Tax Information."

     A Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; a Fund will generally purchase over-the-counter options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

RISK FACTORS ASSOCIATED WITH INVESTMENT IN CERTAIN DEBT SECURITIES

     Lowest Category of Investment Grade. Obligations rated in the lowest of the top four rating categories by an NRSRO have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating category may be reduced below the minimum rating required for purchase by the respective Fund. The investment adviser will consider such an event in determining whether the relevant Fund should continue to hold the obligation.

     Lower Rated Debt Securities (New Asia Growth Fund only). New Asia Growth Fund may invest in securities rated in the medium to low rating categories of NRSROs such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality (referred to herein as "high yield/high risk securities"). These securities are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, generally involve a greater volatility of price than securities in higher rating categories, may have call or redemption features which would permit the issuer to repurchase securities from New Asia Growth Fund, are less liquid than higher rated securities, and may have their value and liquidity negatively impacted by adverse publicity and investor perceptions. See "Appendix" in the SAI. These securities are commonly referred to as "junk bonds." In purchasing such securities, New Asia Growth Fund will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The investment adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. New Asia Growth Fund is not autho-

                                                                      PROSPECTUS
rized to purchase debt securities that are in default, except that the Fund may invest in sovereign debt which is in default, provided that not more than 5% of its total assets is invested in sovereign debt (including sovereign debt which is in default). For a further discussion of the risks associated with investment in high yield/high risk securities, see SAI, "Additional Information Fund Investments."

     Sovereign Debt (New Asia Growth Fund only). The sovereign debt instruments in which New Asia Growth Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield high risk securities. New Asia Growth Fund may have difficulty disposing of certain sovereign debt obligations because there may be no liquid secondary trading market for such securities. New Asia Growth Fund may invest up to 5% of its total assets in sovereign debt, including sovereign debt which is in default.

SPECIAL CONCERNS FOR NEW ASIA GROWTH FUND

     Investing in Developing Asian Securities Markets and Economies. Because New Asia Growth Fund intends to invest primarily in securities of companies located in developing Asian countries, an investor in the Fund should be aware of certain risk factors and special considerations relating to investing in these developing economies. More generally, the investor should also be aware of risks and considerations related to international investing and investing in smaller capital markets, each of which may involve risks which are not typically associated with investments in securities of U.S. issuers. Consequently, the Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment program.

     New Asia Growth Fund invests primarily in the securities of companies located in the developing countries of Asia. The securities markets of developing Asian countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region, such as in Japan. Developing Asian brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for New Asia Growth Fund and may have an adverse impact on the investment performance of the Fund.

     The investment objective of New Asia Growth Fund reflects the belief that the economies of the developing Asian countries will continue to grow in such a fashion as to provide attractive investment opportunities. At the same time, emerging economies present certain risks that do not exist in more established economies. Especially significant is that political and social uncertainties exist for some of these developing Asian countries. In addition, the governments of many of such countries have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

     Archaic legal systems in certain developing Asian countries also may have an adverse impact on New Asia Growth Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to the acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less

PROSPECTUS
clear in certain developing Asian countries. Similarly, the rights of investors in developing Asian companies may be more limited than those of shareholders of U.S. corporations.

     Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing Asian countries. For example, some of the currencies of developing Asian countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints.

     Inflation accounting rules in some developing Asian countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing Asian companies.

     Satisfactory custodial services for investment securities may not be available in some developing Asian countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

     Certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. In addition, trading in sovereign debt issued or guaranteed by governmental entities in developing Asian countries involves a high degree of risk. These risks are discussed below in "Risk Factors Associated with Investment in Certain Debt Securities."

     Restrictions on Foreign Investments. Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as New Asia Growth Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner in which foreign investors may invest in companies in certain developing Asian countries, as well as limitations on such investments, also may have an adverse impact on the operations of New Asia Growth Fund. For example, New Asia Growth Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares that were purchased reregistered in the name of New Asia Growth Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which New Asia Growth Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where New Asia Growth Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. New Asia Growth Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

                                                                      PROSPECTUS

     A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing Asian countries, and certain of such countries, such as Thailand and South Korea, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. As discussed above, the Fund's investment in these companies will be subject to certain percentage limitations of the 1940 Act. See "Additional Discussion Regarding Permitted Investment Activities--Other Investment Companies." This restriction on investments in securities of investment companies may limit opportunities for New Asia Growth Fund to invest indirectly in certain developing Asian countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts New Asia Growth Fund's investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities-related activities," as defined by the rules thereunder. These provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

     Limitations on Share Transactions. To permit New Asia Growth Fund to invest the net proceeds from the sale of its shares in an orderly manner, the Fund may, from time to time, suspend the sale of its shares, except for dividend reinvestment. The Fund also reserves the right to limit the number of its shares that may be purchased by a person during a specified period of time or in the aggregate.

SPECIAL CONCERNS FOR THE TAX-FREE FUNDS

     Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund are non-diversified, which means that their assets may be invested among fewer issuers and therefore the value of their assets may be subject to greater impact by events affecting one of their investments.

     Since Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund invest significantly in obligations of issuers located in Hawaii, the marketability, and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, and vote initiatives.

     The Hawaiian economy is concentrated in tourism, agriculture and military operations. Tourism is the strongest factor with tourists from a variety of nations cushioning any adverse economic situations in a single country. Hawaiian agriculture is diversifying into an expanded range of agricultural products, away from the dominant pineapple and sugar production that has been subject to increased foreign competition.

     Governmental activities, including activities usually administered on a municipal or county level such as public education, are the responsibility of the state. This concentration aggravates an otherwise high level of state debt obligations. The state General Fund has operated either within planned deficits or with ending fund balances since December 1962. Revenue is derived primarily from general excise taxes and individual and corporate income tax.

PROSPECTUS

                       ADDITIONAL INVESTMENT RESTRICTIONS

     As matters of fundamental policy, each of the Funds may not:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations, and except that this restriction does not apply to Tax-Free Securities Fund or Tax-Free Short Intermediate Securities Fund, which are non-diversified funds.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations;
(b) with respect to Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund, there is no limitation with respect to Municipal Obligations (for purposes of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Obligations); (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     3. Make loans, borrow money or issue senior securities, except under certain circumstances, and subject to certain percentage limitations, specified above and in the SAI.


     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation.


              MANAGEMENT, ADVISORY AND OTHER SERVICE ARRANGEMENTS

THE BOARD OF TRUSTEES


     The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The names and principal occupations of the Trustees of the Trust are listed below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.



                           POSITION(S) HELD
   NAME AND ADDRESS         WITH THE TRUST                      PRINCIPAL OCCUPATION
-----------------------------------------------     --------------------------------------------
Deborah G. Patterson*  Trustee and Chairperson      Senior Vice President of Bank of
                                                    Hawaii--Asset Management and Private Client
                                                    Group (1994-present); Director of KPMG Peat
                                                    Marwick (1993-1994); Senior Vice President
                                                    and Manager of Wells Fargo Bank (1987-1992)
Irigma McKay*           Trustee and President       Senior Vice President of BISYS Fund Services
                                                    (1994-present); Senior Vice President of
                                                    Concord Financial Group (1986-1994)


                                                                      PROSPECTUS

                           POSITION(S) HELD
   NAME AND ADDRESS         WITH THE TRUST                      PRINCIPAL OCCUPATION
-----------------------------------------------     --------------------------------------------
Douglas Philpotts*             Trustee              Chairman of the Board of Directors
                                                    (1992-1994), President (1986-1992), and
                                                    Director (1984-present) of Hawaiian Trust
                                                    Company Limited
Richard W. Gushman, II         Trustee              President and Chief Executive Officer of
                                                    OKOA, Inc. (1985-present); Adviser to
                                                    RAMPAC, Inc.
Stanley W. Hong                Trustee              President and Chief Executive Officer of the
                                                    Chamber of Commerce of Hawaii
                                                    (1996-present); Business Consultant
                                                    (1994-present)
Russell K. Okata               Trustee              Executive Director of Hawaii Government
                                                    Employees Association (1981-present)
Oswald K. Stender              Trustee              Trustee of Bernice Pauahi Bishop Estate
                                                    (1990-present); Director of Hawaiian
                                                    Electric Industries, Inc. (1993-present)


     Trustees of the Trust who are not officers or employees of the Trust, BISYS or Hawaiian Trust are entitled to receive from the Trust a quarterly retainer and a fee for each Board of Trustees meeting attended. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

THE ADVISER


     Pursuant to an Advisory Agreement, the Funds are advised by Hawaiian Trust, whose address is Financial Plaza of the Pacific, 111 S. King Street, Honolulu, Hawaii 96813. Hawaiian Trust is a Hawaii corporation organized in 1898 and is the largest trust company in the State of Hawaii, both in terms of assets under administration and assets under management. As of June 30, 1996, Hawaiian Trust had approximately $6.3 billion of client financial assets under management. Hawaiian Trust is a wholly owned subsidiary of Bank of Hawaii, the largest banking organization headquartered in the State of Hawaii, with approximately $13 billion of assets as of June 30, 1996, and branches and offices throughout the Pacific Basin, including Guam, Singapore, Tokyo, Seoul and Taiwan. All shares of Bank of Hawaii are owned by Bancorp Hawaii, Inc. ("Bancorp") and Bank of Hawaii's Directors (each of whom owns qualifying shares as required by Hawaii law). Bancorp is a bank holding company, registered under the Bank Holding Company Act of 1956, as amended, and its common stock is listed and traded on the New York Stock Exchange (the "Exchange"). Bancorp files annual and periodic reports with the Commission and the Exchange, which are available for public inspection. Hawaiian Trust is not authorized to and does not carry on a banking business.



     The actual management of the portfolios of the Trust is coordinated by Hawaiian Trust's investment unit, which is staffed with more than 30 people, including six Chartered Financial Analysts and seven M.B.A.'s. All investment decisions of the Funds are made by a committee, and no person(s) is primarily responsible for making recommendations to the committee. Hawaiian Trust has served as investment adviser to other investment companies since 1984. These include the Hawaiian Tax-Free Trust, with assets exceeding $650 million as of June 30, 1996 and the Cash Assets Trust, with assets of approximately $670 million as of June 30, 1996.


     Subject to the supervision of the Board of Trustees, Hawaiian Trust will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. Hawaiian Trust will determine from

PROSPECTUS
time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. Hawaiian Trust will provide the services under the Advisory Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions.

     For its services, Hawaiian Trust is entitled to monthly advisory fees based on a percentage of each Fund's average daily net assets. The following table sets forth the rate of advisory fee payable by each Fund under the Advisory Agreement as a percentage of average daily net assets.

                 ADVISORY FEE PAYABLE UNDER ADVISORY AGREEMENT

                                  ADVISORY FEE
                                  (% OF AVERAGE
             FUND               DAILY NET ASSETS)
------------------------------  -----------------
Diversified Fixed Income Fund         0.60%
Growth and Income Fund                0.80%
Growth Stock Fund                     0.80%
New Asia Growth Fund                  0.90%
Short Intermediate U.S.
Treasury
Securities Fund                       0.50%
Tax-Free Securities Fund              0.60%
Tax-Free Short Intermediate
Fund                                  0.50%
U.S. Treasury Securities Fund         0.60%


     For the fiscal year ended July 31, 1996, the advisory fees paid by the Funds to Hawaiian Trust under the Advisory Agreement as a percentage by average daily net assets were as follows: Diversified Fixed Income Fund--0.60%; Growth and Income Fund--0.80%; Growth Stock Fund--0.80%; New Asia Growth Fund-- 0.90%; Tax-Free Securities Fund--0.60%; Tax-Free Short Intermediate Securities Fund--0.50%; Short Intermediate U.S. Treasury Securities Fund--0.30% (after advisory fee waiver); and U.S. Treasury Securities Fund--0.60%.


THE SUB-ADVISER

     Credit Lyonnais International Asset Management (HK) Limited has been retained as Sub-Adviser to New Asia Growth Fund. Pursuant to a separate sub-advisory agreement with Hawaiian Trust (the "Sub-Advisory Agreement"), the Sub-Adviser provides investment advisory services with respect to management of the foreign component of New Asia Growth Fund's portfolio, including investment research with respect to all foreign securities, currencies and cash equivalents in New Asia Growth Fund.


     The Sub-Adviser is a Hong Kong company which is a wholly owned indirect subsidiary of Credit Lyonnais S.A., the world's sixteenth largest banking group in terms of assets, which exceeded $340 billion as of December 31, 1995. Credit Lyonnais manages or advises in excess of $82 billion world wide as of December 31, 1995. The Sub-Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940. The Sub-Adviser specializes in the management of equities in Asia.


     For its services to New Asia Growth Fund under the Sub-Advisory Agreement, Hawaiian Trust pays the Sub-Adviser a fee at an annual rate based on the Fund's average daily net assets computed daily and payable monthly. The fee payable by Hawaiian Trust to the Sub-Adviser represents a portion of the 0.90% investment advisory fee paid to Hawaiian Trust. New Asia Growth Fund does not pay any incremental fee for the services of the Sub-Adviser.

     All investment decisions of the Sub-Adviser with respect to New Asia Growth Fund are made by a committee, and no person is responsible for making recommendations to the committee.

THE SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     BISYS is the administrator for each Fund, and also acts as the Trust's principal underwriter and

                                                                    PROSPECTUS
distributor. BISYS generally assists in all aspects of the administration and operation of the Funds. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Trust, BISYS is entitled to receive a fee from the Funds, computed daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Fund.

     In addition, BISYS, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which BISYS has the responsibility for distributing shares of the Funds. The Distribution Agreement provides that BISYS shall act as agent for the Funds for the sale of their shares and may enter into selling agreements with banks, broker/dealers or other financial institutions to market and make available shares to their respective customers.

     BISYS is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers ("NASD").


     For the fiscal year ended July 31, 1996, the ratio of total expenses to average net assets (excluding waivers) for the Funds were as follows:
Diversified Fixed Income Fund--0.92%, Growth and Income Fund--1.15%, Growth Stock Fund--1.13%, New Asia Growth Fund--2.84%, Short Intermediate U.S. Treasury Securities Fund--0.92%, Tax-Free Securities Fund--0.93%, Tax-Free Short Intermediate Securities Fund--0.88%, and U.S. Treasury Securities Fund--0.99%.


OTHER SERVICE ARRANGEMENTS


     Administrative Data Management Corporation ("ADM" or the "Transfer Agent"), 581 Main Street, Woodbridge, New Jersey 07095, serves as the Trust's transfer agent and dividend disbursing agent. Ernst & Young LLP, One Columbus, Suite 2300, 10 West Broad Street, Columbus, Ohio 43215, serves as independent auditors for the Trust.


                    VALUATION OF INSTITUTIONAL CLASS SHARES

     The net asset value of the Institutional Class Shares for each Fund is determined and its shares are priced as of the close of the Exchange (currently 4:00 p.m., Eastern Time) (the "Valuation Time") each Business Day. As used herein, a "Business Day" is a day on which the Exchange is open for trading and any other day (other than a day on which no shares of that Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.

     Net asset value per Institutional Class Share is calculated by determining the value of the Institutional Class's proportional interest in the securities and other assets of each Fund, less (i) such class's proportional share of general liabilities and (ii) liabilities allocable only to such class, and dividing such amount by the number of Institutional Class Shares outstanding. The net asset value per share for each Fund will fluctuate as the value of its investment portfolio changes.

     Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information about valuation of investments in the Funds, see the SAI.

PROSPECTUS

                   HOW TO PURCHASE INSTITUTIONAL CLASS SHARES

PURCHASE OF SHARES


     Institutional Class Shares in each Fund are sold on a continuous basis by BISYS. The principal office of BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035. If you wish to purchase shares contact BISYS at 800-258-9232. Only Institutions acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at such Institution are eligible to invest in the Institutional Class of each Fund's shares. Direct purchases of Fund shares by individual investors, including purchases through SIPC insured brokerage accounts, are not permitted.



     Institutional Class Shares of any Fund acquired by persons through qualifying accounts may continue to be held in separate accounts in the name of the person or persons so acquiring the shares, but dividends and distributions relating to such shares may not be reinvested and no additional Institutional Class Shares of such Fund may be purchased for such separate accounts unless the account holder qualifies to purchase additional Institutional Class Shares. Persons who have acquired shares of any Fund, as described above, and do not qualify for purchasing additional Institutional Class Shares, may make an additional investment in the Fund by purchasing Retail Class Shares, which are not offered hereby. It is anticipated that the Board of Trustees will approve an automatic conversion feature, effective February 15, 1997, whereby persons who have acquired Institutional Class shares, as described above, but no longer qualify to make an additional investment in such shares will have their holdings converted to Retail Class Shares of the same Fund. As shareholders of the Retail Class, such former Institutional Class shareholders will be permitted to reinvest dividends and distributions relating to their share holdings, but will be subject to the higher expenses associated with Retail Class Shares. See "Exchange Privileges and Conversion Feature" below.


     Institutional Class Shares of the Funds may be purchased through procedures established by BISYS in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by an Institution. These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by an Institution and its Customer are invested by BISYS in shares of a Fund.

     Institutional Class Shares of a Fund sold to an Institution acting in a fiduciary, advisory, custodial or other similar capacity on behalf of a Customer will normally be held of record by such Institution. With respect to shares so sold, it is the responsibility of the particular Institution to transmit purchase or redemption orders to BISYS and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares of a Fund will be recorded by such Institution and reflected in the account statements provided by the Institution to the Customer.

     Institutional Class Shares of each Fund are purchased at the public offering price per share, which is the net asset value per Institutional Class Share (see "Valuation of Institutional Class Shares") next determined after receipt by the Transfer Agent of an order to purchase Institutional Class Shares. BISYS and the Institutions are responsible for the prompt transmission of purchase orders to the Transfer Agent. Purchases of Institutional Shares of a Fund will be effected only on a Business Day of such Fund. An order received by the Transfer Agent prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received by the Transfer Agent after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

                                                                      PROSPECTUS

     There is no sales charge imposed by the Trust in connection with the purchase of Institutional Class Shares in the Funds. Sales charges may apply to purchases of the other series or classes of the Trust's shares. Depending upon the terms of a particular Customer account, an Institution may charge a Customer's account fees for services provided in connection with investment in the Funds. Information concerning these services and any charges will be provided by the Institutions. This Prospectus should be read in conjunction with any such information received from the Institutions.

     The Trust reserves the right to reject any order for the purchase of its shares in whole or in part.

     Every shareholder will receive a confirmation of each new transaction in the Shareholder's account. Certificates representing shares will not be issued.


EXCHANGE PRIVILEGES AND CONVERSION FEATURE



     Institutional Class shareholders may exchange shares of any Fund on the basis of the relative net asset value of the shares exchanged for Institutional Class Shares of any other Fund, Institutional Class Shares of any other series of the Trust or for shares of the Cash Assets Trust, the Tax-Free Cash Assets Trust, the U.S. Treasuries Cash Asset Trust or the Hawaiian Tax-Free Trust so long as they maintain the respective minimum account balance in each Fund in which they own shares. For federal income tax purposes, such an exchange of shares is deemed a sale on which a shareholder may realize capital gain or loss. Before an exchange can be effected, a shareholder must receive a prospectus of the fund into which the subject shares are to be exchanged. An exchange can be made by calling the Trust at 800-258-9232. Exchange privileges may be exercised only in those states where Institutional Class Shares of such other Fund or series may be legally sold, and may be amended or terminated at any time upon 60 days' notice.



     Institutional Class shareholders of any Fund who terminate their qualified trust account, employee benefit account or other qualifying relationship with an Institution are no longer eligible to make additional investments in a Fund's Institutional Class Shares. It is anticipated that the Board of Trustees will approve an automatic conversion feature applicable to such Institutional Class shareholders, effective February 15, 1997, whereby their Institutional Class Shares of a Fund will be converted to Retail Class Shares of the same Fund on the basis of the relative net asset values of the shares of the two classes on the conversion date, without incurring any fee, sales load or other charge. As Retail Class shareholders of a Fund, such former Institutional Class shareholders will be able to reinvest dividends and distributions relating to their share holdings, but will be subject to the higher expenses associated with Retail Class Shares. A conversion of Institutional Class Shares for Retail Class Shares will be a tax free transaction for any Institutional Class shareholder involved in such conversion. Institutional Class shareholders who are no longer eligible to make additional investments in a Fund's Institutional Class Shares and who do not wish to have their holdings converted to Retail Class Shares may choose to redeem their shares.


                    HOW TO REDEEM INSTITUTIONAL CLASS SHARES

     An Institution may redeem Institutional Class Shares on behalf of its Customers without charge on any day that the net asset value is calculated (see, "Valuation of Institutional Class Shares") and Institutional Class Shares may ordinarily be redeemed by mail or by telephone.

REDEMPTION BY MAIL OR TELEPHONE


     A written or telephone (available only if the shareholder has elected the telephone redemption option) request for redemption must be received by BISYS in order to constitute a valid tender for redemption. BISYS and the Institutions are respon-


PROSPECTUS
sible for the prompt transmission of redemption requests to the Transfer Agent. The Trust, the Fund, the Distributor and the Transfer Agent are not liable for damages resulting from following instructions communicated by telephone that any of them reasonably believed to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Trust fails to do so, it may be liable for any losses due to unauthorized or fraudulent instructions. A description of the procedures employed by the Trust to confirm instructions communicated by telephone is contained in the SAI. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the Fund, the Transfer Agent, BISYS or their affiliates do not follow reasonable procedures, some or all of them may be liable for any such losses.

     During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or express mail, and it will be implemented at the next determined net asset value following receipt by the Transfer Agent.

PAYMENTS TO INSTITUTIONAL CLASS SHAREHOLDERS

     Redemption orders are effected at the net asset value per Institutional Class Share next determined after the shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of shares in a Fund may be more or less than the amount invested. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from shareholders for next Business Day payments upon redemption of Institutional Class Shares if the request for redemption is received by the Transfer Agent before 4:00 p.m., Eastern Time, on a Business Day or, if the request for redemption is received after 4:00 p.m., Eastern Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in such manner.

                          DIVIDEND AND TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     Diversified Fixed Income Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund will declare dividends of substantially all of their net income daily and will pay such dividends monthly. Balanced Fund, Growth and Income Fund and Growth Stock Fund will declare and pay dividends of substantially all of their net income monthly. New Asia Growth Fund will declare and pay dividends of substantially all of its net income quarterly. Distributable net realized capital gains are distributed at least annually to shareholders of record. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares unless the shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested as of the ex-dividend date using the net asset value determined on that date and are credited to a shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November or December to shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each shareholder on December 31 of the prior year. Elections to receive divi-

                                                                     PROSPECTUS
dends or distributions in cash, or any revocation thereof, must be made in writing to BISYS at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and will become effective with respect to dividends and distributions having record dates after receipt by the Transfer Agent.

TAX INFORMATION


     Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund does so qualify, it will not be liable for federal income taxes to the extent that it distributes its income to its shareholders as dividends and capital gain distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible, although not likely, that a Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pass through foreign tax credits or to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.



     The Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund each intends to qualify during each fiscal year under the Code to pay exempt-interest dividends to shareholders of exempt-interest dividends. Exempt interest dividends which are derived from net interest income earned by a Fund on tax-exempt securities will be excludable from gross income of the shareholders of Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund for regular federal income tax purposes. Capital gains dividends and distributions of short-term capital gains and accrued market discount on taxable securities and municipal obligations are taxable and are not included in exempt-interest dividends. Dividends from interest on taxable short-term obligations, and income from repurchase agreements and securities loans are reportable by shareholders of Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund as ordinary income. Although tax-exempt dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year.


     Capital gains dividends (net long-term gains over net short-term losses which a Fund distributes) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes his or her distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of a Fund are not distributed but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains distributions and amounts taxed to shareholders.


     A Fund's gains or losses on sales of securities will be long-term or short-term depending upon the length of time the Fund has held such securities. Capital gains and losses of the Fund will also include gains and losses on futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized. Those deemed to be realized are on futures and options held by a Fund at year-end, which are "marked to the market," that is, deemed sold for fair market value. Net gains or losses realized and deemed realized on Section 1256 futures and options contracts will be reportable by the Fund as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.


     Corporate shareholders may be entitled to a dividends received deduction with respect to dividends paid by a Fund to the extent they relate to dividends received by such Fund from domestic corporations.

PROSPECTUS

     Information as to the federal tax status of the Funds' dividends and distributions will be mailed to shareholders annually.


     The Trust will be required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to individual shareholders of the Funds if a correct Taxpayer Identification Number, certified when required, is not on file with the Trust or the Transfer Agent. Under the Code, dividends paid to a non-resident alien or other foreign shareholder may be subject to U.S. withholding tax (at a rate of up to 30%).


SPECIAL TAX CONCERNS FOR NEW ASIA GROWTH FUND


     New Asia Growth Fund may, from time to time, invest in passive foreign investment companies ("PFICs"). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, New Asia Growth Fund's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized by the Fund as ordinary income, plus an interest liability on such gains or on distributions from the PFIC. See SAI, "Tax Information".


     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of New Asia Growth Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by New Asia Growth Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.

     New Asia Growth Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. See SAI, "Tax Information".

SPECIAL CONCERNS FOR THE TAX-FREE FUNDS

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares of either Tax-Free Securities Fund or Tax-Free Short Intermediate Securities Fund.

     While interest from Municipal Obligations, held by Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund, is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into the computation of the alternative minimum tax. All tax-exempt income distributed to corporate shareholders will enter into the computation of the alternative minimum tax. Whether or not these computations will result in a tax will depend on many factors, and shareholders should consult their tax advisers as to the possible alternative minimum tax, if any, they may incur.


     Under the Code, interest on loans incurred by shareholders to enable them to purchase shares of a Fund may not be deducted for federal or Hawaii tax purposes to the extent the shareholders receive tax-exempt dividends from the Fund. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. The receipt of exempt-interest dividends from a Fund by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income.


                                                                     PROSPECTUS

TAX EFFECTS OF REDEMPTIONS


     A shareholder who redeems his or her shares or exchanges his or her shares for shares of another Fund will usually have a short or long-term (depending on how long the shares have been held) capital gain or loss (depending on whether the proceeds of the redemption are more or less than their tax basis, which is usually cost). However, if the shares redeemed or sold were held for six months or less, any capital loss is disallowed to the extent of any exempt-interest dividends on these shares and is otherwise treated as long-term to the extent of capital gains distributions received on such shares.


HAWAIIAN TAX INFORMATION

     If at the close of each quarter of Tax-Free Short Intermediate Securities Fund's and Tax-Free Securities Fund's taxable year at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from Hawaii personal income tax (under either the laws of Hawaii or of the United States), Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund will be entitled to pay dividends to its shareholders which will be exempt from Hawaii personal income tax to the extent derived from such obligations. Similar exemptions may be available in other states with regard to the portion of tax-exempt dividends attributable to interest exempt from state taxation under federal law.

     The Funds, and dividends and distributions made by the Funds to Hawaii residents, will generally be treated for Hawaii income tax purposes in the same manner as they are treated under the Code for federal income tax purposes. Under Hawaii law, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaii income taxation.

     Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Trust but will be subject to other state and local taxes.
                            ------------------------

     For further information regarding taxation, see "Tax Information" in the SAI.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and state taxation.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                              GENERAL INFORMATION

PERFORMANCE

     From time to time performance for the Institutional Class Shares of the Funds showing each Fund's average annual total return, aggregate total return, yield, and tax-equivalent yield where appropriate may be presented in advertisements, sales literature and in reports to Institutional Class Shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Funds. Average annual total return is measured by comparing the value of an investment in the Institutional Class Shares of a Fund at the beginning of the relevant period to the redemption value of the investment, after reflecting the reinvestment of any dividends or capital gains distributions and annualizing the difference. Aggregate total return is calculated similarly to average annual return except that the return figure is aggregated over the relevant period instead of annualized.

PROSPECTUS

Yield will be computed by dividing such Fund's net investment income per Institutional Class Share earned during a recent 30-day period by such Fund's per Institutional Class Share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Tax-equivalent yield for Tax-Free Securities Fund and Short Intermediate Tax-Free Securities Fund will be computed assuming a stated income tax rate has been applied to non-exempt income to derive the tax-exempt portion of the Funds' yield.

     Institutional Class Shareholders may also be provided with information comparing the performance of the Institutional Class Shares of the Funds to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. This information may be based on data relating to various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation or data prepared by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, USA Today, Fortune, CDA/Wiesenberger, Ibbotson Associates, Inc., Morningstar and local newspapers and periodicals. In addition to yield information, general information about the Funds that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders. Reports to Institutional Class Shareholders may contain performance information on any Fund.

     Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by an affiliate of Hawaiian Trust or an Institution with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, would reduce the actual yield and total return from that quoted.

     Because of differences in the fees and/or expenses borne by the Retail Class Shares of the Funds, the average annual total return, aggregate total return, yield, and tax-equivalent yield, as the case may be, can be expected, at any given time, to be lower than the average annual total return, aggregate total return, yield, and tax-equivalent yield, respectively, on Institutional Class Shares. Standardized yield and total return quotations will be computed separately for Retail Class Shares and Institutional Class Shares.

DESCRIPTION OF THE TRUST AND ITS SHARES

     CAPITALIZATION--The Trust was organized as a Massachusetts business trust on October 30, 1992, and currently consists of nine separately managed series. The Board of Trustees may establish additional series in the future. The series of the Trust are: Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, New Asia Growth Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund, each with unlimited transferable shares of beneficial interest, no par value. When issued in accordance with the terms and procedures described in their respective Prospectuses, shares of the Funds are fully paid, non-assessable and freely transferable.

     Each series is comprised of two classes of shares--the Institutional Class and the Retail Class. The classes have identical rights with respect to the series of which they are a part, provided that there are certain matters which affect one class but not another. Currently, the only such matters are the existence of a Distribution and Shareholder Service Plan with respect to each Retail Class but not any Institutional Class, the absence of any sales load with regard to the purchase of shares of the Institutional Class, and the fact that a salesperson or any other person entitled to receive compensation for selling or servicing Retail Class Shares or Institu-

                                                                    PROSPECTUS
tional Class Shares may receive different compensation with respect to one such Class over the other Class in the same Fund. On all such matters, shareholders vote as a class, and not by series. Shares of the Retail Class have different sales charges and other expenses which may effect performance. A separate Prospectus applies to the Retail Class of each series. Prospectuses relating to the Retail Class of shares of each series may be obtained by calling the telephone number listed on the first page of this Prospectus.


     VOTING--Shareholders have the right to vote on the election of Trustees and on any and all matters as to which, by law or the provisions of the Declaration of Trust of the Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. The Trust is not required to hold annual meetings of the Funds' shareholders, and does not intend to do so, in any fiscal year in which it is not required by law to elect Trustees. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

     SHAREHOLDER LIABILITY--Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of a Fund's property for any losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

  SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this Prospectus.

PROSPECTUS

INVESTMENT ADVISER
Hawaiian Trust Company
111 S. King Street
Honolulu, Hawaii 96813

SUB-ADVISER
Credit Lyonnais International Asset
  Management (HK) Limited
8 Connaught Place
Hong Kong

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035

LEGAL COUNSEL
Shereff, Friedman, Hoffman & Goodman, LLP
919 Third Avenue
New York, New York 10022

INDEPENDENT AUDITORS
Ernst & Young LLP
One Columbus, Suite 2300
10 West Broad Street
Columbus, Ohio 43215

TRANSFER AGENT
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095


                              [PACIFIC FUNDS LOGO]
                            ------------------------

                         Diversified Fixed Income Fund
                             Growth and Income Fund
                               Growth Stock Fund
                              New Asia Growth Fund
                Short Intermediate U.S. Treasury Securities Fund
                            Tax-Free Securities Fund
                  Tax-Free Short Intermediate Securities Fund
                         U.S. Treasury Securities Fund

                            ------------------------

                              Institutional Class


                               November 29, 1996

                              PACIFIC CAPITAL FUNDS

                             Telephone: 800-258-9232


           STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 29, 1996

                            -------------------------

                                  BALANCED FUND
                          DIVERSIFIED FIXED INCOME FUND
                             GROWTH AND INCOME FUND
                                GROWTH STOCK FUND
                              NEW ASIA GROWTH FUND
                SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND
                            TAX-FREE SECURITIES FUND
                   TAX-FREE SHORT INTERMEDIATE SECURITIES FUND
                          U.S. TREASURY SECURITIES FUND


               Pacific Capital Funds (the "Trust") is a professionally managed, open-end, management investment company with multiple funds available for investment. This Statement of Additional Information ("SAI") contains information about both the "Retail Class" and the "Institutional Class" of all nine of the Trust's investment portfolios -- Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund (formerly the Income Stock Fund), New Asia Growth Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund (each, a "Fund" and collectively, the "Funds"). The Retail and Institutional Class of shares of the Funds are offered through separate Prospectuses. Balanced Fund has not commenced operations as of the date of this Statement of Additional Information.

               This SAI is not a prospectus and should be read in conjunction with the applicable Prospectus, dated November 29, 1996. All terms used in this SAI that are defined in the applicable Prospectus will have the meanings assigned therein. Copies of the Prospectuses for the Funds may be obtained without charge by writing to BISYS Fund Services ("BISYS") the Trust's sponsor, administrator and distributor, at 3435 Stelzer Road, Columbus, Ohio 43219-3035 or calling the Transfer Agent at the telephone number indicated above.


                       ----------------------------------

                                TABLE OF CONTENTS

                                                                                   Cross
                                                                                 Reference
                                                        Page                   to Prospectus
                                                        ----                   -------------
Investment Restrictions...........................        3.................   Additional Investment
                                                                               Restrictions


Additional Information on Fund Investments........        8.................   Additional Discussion
                                                                               Regarding Permitted
                                                                               Investment Activities
Management........................................       23.................   Management, Advisory and
                                                                               Other Service Arrangements
Distribution and Shareholder Service Plan.........       30.................   Management, Advisory and
                                                                               Other Service Arrangements
Calculation of Yield and Total Return.............       32.................   General Information
Determination of Net Asset Value..................       42.................   Valuation of Retail Class
                                                                               Shares, Valuation of
                                                                               Institutional Class Shares
Redemption of Shares..............................       42.................   How to Redeem Retail Class
                                                                               Shares; How to Redeem
                                                                               Institutional Class Shares
Portfolio Transactions............................       43.................   Management, Advisory, and
                                                                               Other Service Arrangements
Federal and Hawaiian Tax Information..............       45.................   Dividend and Tax Information
Capital Stock.....................................       50.................   General Information
Custodian.........................................       53.................   Management, Advisory, and
                                                                               Other Service Arrangements

Other.............................................       53
Independent Auditors..............................       54
Financial Information.............................       54
Appendix A........................................       A-1
Appendix B .......................................       B-1


                             INVESTMENT RESTRICTIONS

                  The Funds are subject to the following investment restrictions, all of which are fundamental policies. As stated in each of the Fund's Prospectuses under "Additional Discussion Regarding Permitted Investment Activities -- Investment Policies," a fundamental investment policy may not be changed without approval by vote of the holders of a majority of the relevant Fund's outstanding voting securities. Also see "Capital Stock" in this SAI.


INVESTMENT RESTRICTIONS FOR ALL FUNDS EXCEPT NEW ASIA GROWTH FUND


                  Each of Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund may not:

                  (1) purchase securities of any issuer (except Municipal Obligations and securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer except that this restriction does not apply to the Tax-Free Securities Fund or the Tax-Free Short Intermediate Fund (the "Tax-Free Funds"), which are non-diversified funds;

                  (2) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would be 25% or more of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (a) U.S. Government Obligations and repurchase agreements secured by such obligations and
(b) with respect to the Tax-Free Funds, Municipal Obligations (for purposes of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Obligations);


                  (3) borrow money or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (except, with regard to senior securities, as permitted pursuant to an order and/or a rule issued by the Commission), except that each of the Funds, may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);


                  (4) purchase or sell real estate or real estate limited partnerships (other than obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

                  (5) purchase commodities or commodity contracts; except that each Fund may enter into futures contracts and may write call options and purchase call and put options on futures contracts in accordance with its investment objective and policies; See "Additional Discussion Regarding Permitted Investment Activities -- Futures Contracts and Related Options" or "Additional Discussion Regarding Permitted and Investment Activities -- Hedging Strategies", as applicable, in each Fund's Prospectus;

                  (6) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

                  (7) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

                  (8) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

                  (9) make investments for the purpose of exercising control or management; or

                  (10) lend money or portfolio securities, except that each of the Funds may enter into repurchase agreements and lend portfolio securities to certain brokers, dealers and financial institutions aggregating up to 30% of the current value of the lending Fund's total assets.

                  In addition, each of Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund will comply with the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

                  1. No Fund will purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

                  2. No Fund will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in such classes of securities would exceed 5% of such Fund's total assets.

                  3. No Fund will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Fund's assets, and no more than 2% of the value of the Fund's net assets may be invested in warrants that are not listed on the

New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).


                  4. Each Fund reserves the right to invest up to 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days and other illiquid securities. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A under the Securities Act that the Board of Trustees, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

                  5. Each Fund may purchase put and call options and write covered put and call options on securities in which such Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System in an amount not exceeding 5% of the Fund's net assets.

         Anticipated Amendments to Non-Fundamental Investment Restrictions. It is anticipated that the Board of Trustees will approve amendments to the Funds' non- fundamental investment restrictions, effective January 1, 1997. If such approval is obtained, non-fundamental investment restriction 1 will be eliminated and the Funds' remaining non-fundamental investment restriction will be as follows:

                  1. No Fund will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of the Fund's investment in such classes of securities would exceed 15% of the Fund's total assets.

                  2. No Fund will invest more than 10% of its net assets in warrants.

                  3. Each Fund reserves the right to invest up to 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days and other illiquid securities. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A under the Securities Act that the Board of Trustees, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

                  4. Each Fund may purchase put and call options and write covered put and call options on securities in which such Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System in an amount not exceeding 5% of the Fund's net assets.

INVESTMENT RESTRICTIONS FOR NEW ASIA GROWTH FUND


                  New Asia Growth Fund is subject to the following investment restrictions, all of which are fundamental policies. New Asia Growth Fund may not:


                  (1) purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer;


                  (2) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would be 25% or more of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in U.S. Government Obligations and repurchase agreements secured by such obligations;

                  (3) borrow money or issue senior securities as defined in the 1940 Act (except, with regard to senior securities, as permitted pursuant to an order and/or a rule issued by the Commission), except that the Fund may borrow from banks up to 33 1/3% of the current value of its net assets for temporary, extraordinary or emergency purposes, for clearance of transactions, to hedge against currency movements or for investment purposes, and these borrowings may be secured by the pledge of up to 33 1/3% of the current value of its net assets;

                  (4) purchase or sell real estate or real estate limited partnerships (other than obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

                  (5) purchase commodities or commodity contracts; except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest, may enter into futures contracts and may write call options and purchase call and put options on futures contracts in accordance with its investment objective and policies;

                  (6) purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities;

                  (7) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

                  (8) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

                  (9) make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control of management; or

                  (10) lend money or portfolio securities, except that the Fund may enter into repurchase agreements and lend portfolio securities to certain brokers, dealers and financial institutions aggregating up to 33 1/3% of the current value of the Fund's total assets.

                  In addition, New Asia Growth Fund will comply with the following nonfundamental restrictions, which may be changed by the Board of Trustees without shareholder approval:

                  a. The Fund will not purchase or retain the securities of any issuer if the officers, directors or Trustees of the Trust, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

                  b. The Fund will not purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of the Fund's investment in such classes of securities would exceed 15% of such Fund's total assets.


                  c. The Fund reserves the right to invest up to 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days and other illiquid securities. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A under the Securities Act that the Board of Trustees, or its delegate, determines to be liquid, based upon the trading markets for the specific security.


                  d. To the extent required by the Commission or its staff, the Fund will for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country (including governmental agencies and instrumentalities thereof) as the obligations of a single issuer.


                  e. The Fund may not invest more than 10% of its net assets in warrants.

                  f. The aggregate value of the exercise price or strike price of call options written by the Fund may not exceed 25% of the Fund's net asset value.

                  Anticipated Amendments to Non-Fundamental Investment Restrictions. It is anticipated that the Board of Trustees will approve amendments to New Asia Growth Fund's non-fundamental investment restrictions, effective

January 1, 1997. If such approval is obtained, the Fund's non-fundamental investment restrictions will be as follows:

                  a. The Fund will not purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of the Fund's investment in such classes of securities would exceed 15% of such Fund's total assets.

                  b. The Fund reserves the right to invest up to 15% of the current value of its net assets in repurchase agreements having maturities of more than seven days and other illiquid securities. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A under the Securities Act that the Board of Trustees, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

                  c. To the extent required by the Commission or its staff, the Fund will for purposes of fundamental investment restrictions (1) and (2), treat securities issued or guaranteed by the government of any one foreign country (including governmental agencies and instrumentalities thereof) as the obligations of a single issuer.

                  d. The Fund may not invest more than 10% of its net assets in warrants.


                  e. The aggregate value of the exercise price or strike price of call options written by the Fund may not exceed 25% of the Fund's net asset value.


                               ------------------


                  If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities or resulting from reconstructions, consolidations, payments out of assets of the Fund or realization of units will not constitute a violation of such limitation.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

CHANGES IN INVESTMENT RATINGS.

                  To the extent the ratings given by a nationally recognized statistical rating organization (an "NRSRO") may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this Statement of Additional Information. The ratings of the

NRSROs currently used by the Funds are more fully described in Appendix A to this Statement of Additional Information.

FOREIGN SECURITIES

                  Each of the Funds may invest in foreign securities. Investing in foreign securities involves certain risks described in the applicable Prospectus.

                  Foreign markets have different settlement and clearance procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

DEBT SECURITIES

                  SOVEREIGN DEBT (New Asia Growth Fund only). New Asia Growth Fund may invest in sovereign debt. Certain developing Asian countries, such as the Philippines, owe significant amounts of debt to commercial banks and foreign governments. Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third party's commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

                  Holders of sovereign debt, including New Asia Growth Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to
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


governmental entities. There is no bankruptcy proceeding by which sovereign debt on which a governmental entity has defaulted may be collected in whole or in part.

                  The sovereign debt instruments in which New Asia Growth Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities discussed below and are subject to many of the same risks as such securities. Similarly, New Asia Growth Fund may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities. New Asia Growth Fund will not invest more than 5% of its total assets in sovereign debt, including sovereign debt which is in default.

                  LOWER RATED DEBT SECURITIES (New Asia Growth Fund only). New Asia Growth Fund may invest in lower rated debt securities. Securities rated in the medium to low rating categories of NRSROs such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality (referred to herein as "high yield/high risk securities") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. See "Appendix A." These securities are commonly referred to as "junk bonds." In purchasing such securities, New Asia Growth Fund will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The investment adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. New Asia Growth Fund is not authorized to purchase debt securities that are in default, except that the Fund may invest in sovereign debt (discussed above) which is in default, provided that not more than 5% of the Fund's total assets are invested in sovereign debt (including sovereign debt securities which are in default).

                  The market values of high yield/high risk securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield/high risk securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issues of high yield/high risk securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield/high risk securities because such securities may be unsecured and may be subordinated to the creditors of the issuer.

                  High yield/high risk securities may have call or redemption features which would permit an issuer to repurchase the securities from New Asia Growth


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

Fund. If a call were exercised by the issuer during a period of declining interest rates, New Asia Growth Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders.

                  New Asia Growth Fund may have difficulty disposing of certain high yield/high risk securities because there may be a thin trading market for such securities. To the extent that a secondary trading market for high yield/high risk securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and New Asia Growth Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain high yield/high risk securities also may make it more difficult for New Asia Growth Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield/high risk securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers of prices for actual sales. The Trustees, or the investment adviser, will carefully consider the factors affecting the market for high yield/high risk, lower rated securities in determining whether any particular security is liquid or illiquid and whether current market quotations are readily available.

                  Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield/high risk securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield/high risk securities are likely to adversely affect New Asia Growth Fund's net asset value. In addition, New Asia Growth Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

MUNICIPAL BONDS

                  The Tax-Free Funds may invest in municipal bonds. As discussed in the Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately- operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project, may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

MUNICIPAL NOTES

                  The Tax-Free Funds may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

                  TANs. Uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

                  BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

                  RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

                  The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values will also change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Tax-Free Funds' portfolios, will decline and (if purchased at par value) they would sell at a discount. If interest rates fall, the values of outstanding securities will generally increase and (if purchased at par value) they would sell at a premium. Changes in the value of municipal securities held in the Funds' portfolios arising from these or other factors will cause changes in the net asset value per share of the Tax-Free Funds.

                  The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

WARRANTS


                  Each Fund may invest in warrants. Any limitations on a Fund's investment in warrants are set forth above in "Investment Restrictions." Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which such Fund may invest directly.


GUARANTEED INVESTMENT CONTRACTS

                  Each of the Funds may make limited investments in Guaranteed Investment Contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, the Funds make cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the respective Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. Generally, a GIC allows a purchaser to buy an annuity with the monies accumulated under the contract; however, the Funds will not purchase any such annuities. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

                  Each Fund will only purchase GICs from issuers which, at the time of purchase, are rated "A" or higher by A.M. Best Company, have assets of $1 billion or more, and meet quality and credit standards established by Hawaiian Trust. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less. Therefore, GICs are considered by the Funds to be illiquid investments.

OPTIONS, FUTURES AND OTHER HEDGING STRATEGIES

                  As discussed in the applicable Prospectus, the Funds may use a variety of financial instruments to hedge a Fund's investments and, in certain limited cases, to enhance income or manage a Fund's cash flow ("Hedging Instruments"). The particular Hedging Instruments are described in Appendix B to this Statement of Additional Information.

                  Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a

Fund. Thus, in a short hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

                  Conversely, a long hedge is a purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, a Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

                  Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.


                  The use of Hedging Instruments is subject to applicable regulations of the Commission, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Federal and Hawaiian Tax Information."


                  In addition to the products, strategies and risks described below and in the Prospectus, the investment adviser expects to discover additional opportunities in connection with options, future contracts, foreign currency forward contracts and other hedging techniques. These new opportunities may become available as the investment adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency forward contracts or other techniques are developed. The investment adviser may utilize these opportunities to the extent that they are consistent with a Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities. The applicable Prospectus and this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

                  SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

                  (1) Successful use of most Hedging Instruments depends upon the investment adviser's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the price of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

                  (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

                  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the investment adviser projected a decline in the price of a security held by the Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

                  (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties (i.e., Hedging Instruments other than purchased options). If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

                  COVER FOR HEDGING STRATEGIES. Transactions using Hedging Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, to the extent required by law, it owns either (1) an offsetting covered position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Commission guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

                  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  OPTIONS. As described in the applicable Prospectus, each Fund may engage in options for hedging purposes, and each of Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund may engage in options to enhance income.

                  The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, a Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security at less than its market value.

                  Options may be used to enhance income since the receipt of premiums by a Fund's options positions may enable the Fund to realize a greater return than would be realized on the underlying securities alone. In return for the premium received for a call option, a Fund forgoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, a Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. A Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

                  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

                  A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.

                  Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its contra party (usually a securities dealer or a bank, as required by the Fund's policies) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the contra party) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefits of the transaction.

                  Generally, foreign currency options (New Asia Growth Fund only) and OTC debt options used by a Fund may be European-style options or American style options. A European style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

                  A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

                  If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.



                  The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is "in-the-money." In accordance with this view, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to such Fund's limitation on investments in securities that are not readily marketable.

                  FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices.

                  Futures strategies also can be used to manage the average duration of a Fund. If the investment adviser wishes to shorten the average duration of a Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the investment adviser wishes to lengthen the average duration of a Fund, the Fund may buy a futures contract or a call option thereon.

                  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract each Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, initial margin consisting of cash, U.S. Government securities or other liquid, high-grade debt securities, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

                  Subsequent variation margin payments are made to and from the futures broker daily as the value of the futures position varies, a process known as marking to market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

                  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and a Fund will not trade options on futures on any exchange or board of trade unless, in the Hawaiian Trust's opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

                  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

                  If a Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

                  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures

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

and securities markets involving arbitrage, program trading and other investment strategies might result in temporary price distortions.

                  LIMITATIONS ON THE USE OF FUTURES. In accordance with current CFTC regulations, each Fund: (1) may use future contracts and options thereon traded on a commodities exchange solely in bona fide hedging transactions (without regard to percentage limitations) or, alternatively (2) may not enter into futures contracts and options thereon for which the aggregate initial margin and premiums exceed 5% of the Fund's total assets (calculated in accordance with CFTC regulations). Furthermore, as a matter of operating policy, aggregate initial margin deposits for all futures contracts and premiums paid for related options for each of Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund may not exceed the limitations set forth in clause (2) above and the value of the securities that are subject to futures and options thereon (both for receipt and delivery) may not exceed one-third of the market value of each Fund's total assets.

                  FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS (NEW ASIA GROWTH FUND ONLY). New Asia Growth Fund may use options and futures on foreign currencies, and foreign currency forward contracts as described below to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. Such currency hedges can protect against price movements in a security that the New Asia Growth Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

                  New Asia Growth Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, New Asia Growth Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on other currencies, the values of which the investment adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

                  The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

                  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

                  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the New Asia Growth Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

                  FOREIGN CURRENCY FORWARD CONTRACTS (NEW ASIA GROWTH FUND
ONLY). New Asia Growth Fund may enter into foreign currency forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. New Asia Growth Fund also may use foreign currency forward contracts for cross-hedging. Under this strategy, New Asia Growth Fund would increase its exposure to foreign currencies that the investment adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if New Asia Growth Fund owned securities denominated in a foreign currency and the investment adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

                  The cost to New Asia Growth Fund engaging in foreign currency forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because foreign currency forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When New Asia Growth Fund enters into a foreign currency forward contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

                  As is the case with futures contracts, holders and writers of foreign currency forward contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for foreign currency forward contracts, with the result that closing transactions generally can be made for foreign currency forward contracts only by negotiating directly with the contra party. Thus, there can be no assurance that New Asia Growth Fund will in fact be able to close out a foreign currency forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, New Asia Growth Fund might be unable to close out a foreign currency forward contract at any time prior to maturity. In either event, New Asia Growth Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

                  The precise matching of foreign currency forward contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency forward contract has been established. Thus, New Asia Growth Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

                  LIMITATIONS ON THE USE OF FOREIGN CURRENCY FORWARD CONTRACTS (NEW ASIA GROWTH FUND ONLY). New Asia Growth Fund may enter into foreign currency forward contracts or maintain a net exposure to such contracts only if
(1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or (2) New Asia Growth Fund maintains cash, U.S. Government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the investment adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of New Asia Growth Fund will be served.

ASSET BACKED SECURITIES

                  The purchase of non-mortgage backed securities raise considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue Asset Backed Securities relating to motor vehicle installment purchase obligations perfect their interest in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset Backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset Backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset Backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset Backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset Backed Securities, credit card receivables are unsecured obligations of the cardholders.

                                   MANAGEMENT

                  TRUSTEES AND OFFICERS. The name, age and principal occupation during the past five years of each of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk (*).


                  Deborah G. Patterson* (42), Trustee and Chairperson - Senior Vice President of Bank of Hawaii - Asset Management and Private Client Group (1994- present); Director of KPMG Peat Marwick (1993-1994); Senior Vice President and Manager of Wells Fargo Bank (1987-1992); Vice President and Manager of Citibank NA - Private Banking and Investment Division (1980-1987); Officer of Bank Securities Association; Member of the Advisory Board of Hawaii Family Stress Center; Director of American Red Cross, Hawaii State Chapter; Director of the Honolulu Symphony Society; Member of the Strategic Planning Committee - Aloha United Way; Member of the Rotary Club of Honolulu; Member of the Advisory Board of Leadership Council of Marin (1992-1994); Member of the American Arbitration Association (1988-1992).

                  Irimga McKay* (36), Trustee and President - 1230 Columbia Street, San Diego, California 92101. Senior Vice President of BISYS Fund Services (1994- present); Senior Vice President of Concord Financial Group (1986-1994).

                  Douglas Philpotts* (65), Trustee - Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, Hawaii 96802. Chairman of the Board of Directors (1992-1994), President (1986-1992) and Director (1984-present) of Hawaiian Trust Company, Limited; Director of Victoria Ward; Trustee of The Strong Foundation and Seabury Hall; Trustee of Cash Assets Trust, U.S. Treasuries Cash Assets Trust, Hawaiian Tax- Free Trust and Tax-Free Cash Assets Trust (1992-present); Affiliated with The Pacific Club, Ohu Country Club, Maui Country Club, Punahou O-Mens Club, and University of Hawaii Foundation President's Club. Formerly a Director and Officer of various cultural, educational, community and professional organizations.

                  Richard W. Gushman II (50), Trustee - 700 Bishop Street, Suite 200, Honolulu, Hawaii 96813. President and Chief Executive Officer of OKOA, INC., a private Hawaii corporation involved in commercial real estate (1985-present); Adviser to RAMPAC, Inc., a wholly owned subsidiary of the Bank of Hawaii, involved with commercial real estate finance; Trustee of Cash Assets Trust, Tax-Free Cash Assets Trust and U.S. Treasuries Cash Assets Trust (1993-present); Member of the Boards of Aloha United Way Downtown Improvement Association, Boys and Girls Club of Honolulu and Oceanic Cablevision, Inc.

                  Stanley W. Hong (60), Trustee -1132 Bishop Street, Honolulu, Hawaii 96813. President and Chief Executive Officer of the Chamber of Commerce of Hawaii (1996-present); Business Consultant (1994-present); Senior Vice President of McCormack Properties, Ltd. (1993-1995); President and Chief Executive Officer of the Hawaii Visitors Bureau (1984-1993); Vice President, General Counsel and Corporate Secretary at TheoDavies & Co., Ltd., a multiple business company (1973-1984); formerly Legislative Assistant to U.S. Senator Hiram L. Fong; Member of the Boards of Directors of several community organizations; Trustee of Cash Assets Trust, Tax- Free Cash Assets Trust and U.S. Treasuries Cash Assets Trust (1993-present); Director of Capital Investment of Hawaii, Inc. (Real Estate and Wholesale Bakery) (1995- present); Director of Central Pacific Bank (1995-present); Trustee of the Nature Conservancy of Hawaii (1990-present); Regent of Chaminade University of Honolulu (1990-present).

                  Russell K. Okata (52), Trustee - 888 Mililani Street, Suite 601, Honolulu, Hawaii 96813-2991. Executive Director, Deputy Executive Director, Administration Officer or Research Statistician of Hawaii Government Employees Association AFSCME Local 152, AFL-CIO (1970-present); Trustee of Cash Assets Trust, Tax-Free Cash Assets Trust and U.S. Treasuries Cash Assets Trust (1993-present); Chairman of the Royal State Insurance Group (1988-present); Trustee of several charitable organizations.

                  Oswald K. Stender (64), Trustee - P.O. Box 3466, Honolulu, Hawaii 96801. Trustee of Bernice Pauahi Bishop Estate (1990-present); Director of Hawaiian Electric Industries, Inc., a public utility holding company (1993-present); Senior Advisor to the Trustees of The Estate of James Campbell (1987-1989); and Chief Executive Officer (1976-1988); Director of several housing and real estate associations; Director, member or trustee of several community organizations; Trustee of Cash Assets Trust, Tax-Free Cash Assets Trust and U.S. Treasuries Cash Assets Trust (1993-present).

                  Craig Warren (34), Treasurer - 111 South King Street, Honolulu, Hawaii 96813. Vice President of Bank of Hawaii - Asset Management and Private Client Group (1994-present); Senior Financial Analyst of Federal Home Loan Bank of San Francisco - Marketing Strategies and Analysis Division (1993-1994); Chief Financial Officer of Wells Fargo Securities, Inc. (1990-1992); Vice President of Wells Fargo Bank - Private Banking Group (1987-1992).

                  Gregory Maddox (28), Secretary - 1230 Columbia Street, San Diego, California 92101. Director of BISYS Fund Services (1991-present).

                  Cynthia Lindsey (38), Assistant Secretary - Director of BISYS Fund Services (1987-present).

                  Alaina Metz (29), Vice President - Chief Administrative Officer of BISYS Fund Services - Blue Sky Compliance (1995 - present); Alliance Capital Management, L.P. (1989-1995).

                  William J. Tomko (38), Vice President - Senior Vice President of BISYS Fund Services (1987-present).

                  Eileen Walther (43), Vice President - Vice President of Accounting Services of BISYS Fund Services (1996-present); Assistant Vice President of Templeton International (1984-1995).


                  As of the date of this SAI, Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund.


                  Trustees of the Trust who are not officers or employees of the Trust, BISYS or Hawaiian Trust are entitled to receive from the Trust a quarterly retainer and a fee for each Board of Trustees meeting attended. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. The following table sets forth the fees and expenses paid by each Fund to the Trustees for the fiscal year ended July 31, 1996.

                                                AGGREGATE TRUSTEES' FEES
                                                  AND EXPENSES FOR THE
                                                    FISCAL YEAR ENDED
              FUND                                    JULY 31, 1996
              ----                                    -------------
Diversified Fixed Income Fund                           $ 13,731
Growth and Income Fund                                  $  5,643
Growth Stock Fund                                       $ 14,826
New Asia Growth Fund                                    $    594
Short Intermediate U.S. Treasury Securities             $  1,809
Fund
Tax-Free Securities Fund                                $ 22,959
Tax-Free Short Intermediate Securities Fund             $  3,790
U.S. Treasury Securities Fund                           $  1,260
--------------------

                  The following table sets forth the aggregate compensation paid by the Trust to the Trustees who are not officers and employees of the Trust, BISYS or Hawaiian Trust and the aggregate compensation paid to such Trustees by all investment companies (including the Trust) advised by Hawaiian Trust for the periods indicated.



                                                     PENSION OR                                 TOTAL COMPENSATION
                                                     RETIREMENT              ESTIMATED          FROM TRUST AND
                              AGGREGATE              BENEFITS ACCRUED        BENEFITS           OTHER FUNDS
                              COMPENSATION           AS PART                 UPON               ADVISED BY
NAME OF TRUSTEE               FROM TRUST(1)          OF FUND EXPENSES        RETIREMENT         HAWAIIAN TRUST (2)
---------------               -------------          ----------------        ----------         ------------------
Richard W. Gushman II         $10,000                None                    None               $38,100

Stanley W. Hong               $10,000                None                    None               $37,192

Russell K. Okata              $10,000                None                    None               $37,075

Douglas Philpotts             $7,500                 None                    None               $26,888

Oswald K. Stender             $10,000                None                    None               $32,750
--------------------

(1)      Provided for the fiscal year ended July 31, 1996.

(2) Provided for the calendar year ended December 31, 1995. In addition to the Funds, each of the Trustees served on the boards of one other trust advised by Hawaiian Trust, comprising four separate funds.


                  INVESTMENT ADVISER. Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), each of the Funds is advised by Hawaiian Trust. Subject to the supervision of the Board of Trustees, Hawaiian Trust will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. Hawaiian Trust will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. From time to time, the Funds, to the extent consistent with their investment objectives, policies and restrictions, may invest in securities of companies with which Hawaiian Trust has a lending relationship. Hawaiian Trust will provide the services under the Advisory Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions.


                  For its services under the Advisory Agreement, Hawaiian Trust receives compensation from each Fund based on a percentage of the Fund's average daily net assets. The rate of advisory fees payable by each Fund to Hawaiian Trust is set forth in the prospectus. The following table sets forth the aggregate fees paid by each Fund pursuant to its Advisory Agreement for the fiscal years ended July 31, 1996 and July 31, 1995:

                                                         COMPENSATION PAID TO HAWAIIAN
                                                       TRUST UNDER THE ADVISORY AGREEMENT
                              FOR THE FISCAL YEAR ENDED JULY 31, 1996       FOR THE FISCAL YEAR ENDED JULY 31, 1995
                             -----------------------------------------      ----------------------------------------
                              AGGREGATE ADVISORY        AGGREGATE           AGGREGATE ADVISORY            AGGREGATE
                                   FEE PAID                FEE                    FEE PAID                   FEE
           FUND         (AFTER WAIVER, AS APPLICABLE)     WAIVED      (AFTER WAIVER, AS APPLICABLE)         WAIVED
           ----         -----------------------------    --------     -----------------------------        --------
Diversified Fixed Income          $   814,802              N/A                   $   210,909*              $ 2,102*
Fund
Growth and Income Fund            $   503,952              N/A                   $   219,158*              $ 2,099*
Growth Stock Fund                 $ 1,359,262              N/A                   $   871,574               $ 1,855
New Asia Growth Fund              $    52,972              N/A                   $     8,511*              $ 6,789*
Short Intermediate U.S.           $    61,600              $41,079               $    63,374               $26,093
Treasury Securities Fund
Tax-Free Securities Fund          $ 1,724,513              N/A                   $ 1,253,965*              $11,920
Tax-Free Short                    $   202,701              N/A                   $   151,471*              $ 1,569
Intermediate Securities
Fund
U.S. Treasury Securities          $   172,954              N/A                   $   349,687                     --
Fund
--------------------

*        Period from commencement of operations through July 31, 1995.
         Diversified Fixed Income Fund, Growth and Income Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund commenced operations on October 14, 1994. New Asia Growth Fund commenced operations on February 15, 1995.


                  For the fiscal year ended July 31, 1994, the fee paid by the Growth Stock Fund to Hawaiian Trust for services provided under the Advisory Agreement was $235,505. The fee paid by the Short Intermediate U.S. Treasury Securities Fund and the U.S. Treasury Securities Fund to Hawaiian Trust, respectively, for services provided under the Advisory Agreement was $10,510 (after advisory fee waiver of $75,978) and $262,175.


                  The Advisory Agreement provides that Hawaiian Trust shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

                  The Advisory Agreement will continue in effect beyond its initial two year term provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

                  The Trust has been advised that Hawaiian Trust should be able to perform the services contemplated by the Advisory Agreement, the Custodian Agreement, and the Prospectuses, without violation of the Glass-Steagall Act. However, there are no controlling judicial or administrative interpretations or decisions and future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in federal or state statutes and regulations and judicial or administrative decisions or interpretations thereof, could prevent Hawaiian Trust from continuing to perform, in whole or in part, such services. If Hawaiian Trust were prohibited from performing any of such services, it is expected that new agreements would be entered into with another entity or entities qualified to perform such services.


                  THE SUB-ADVISER (New Asia Growth Fund only). Credit Lyonnais International Asset Management (HK) Limited serves as Sub-Adviser to New Asia Growth Fund. Pursuant to a separate sub-advisory agreement with Hawaiian Trust (the "Sub-Advisory Agreement"), the Sub-Adviser provides investment advisory services with respect to management of the foreign component of New Asia Growth Fund's portfolio, including investment research with respect to all foreign securities, currencies and cash equivalents in New Asia Growth Fund. For its services, Hawaiian Trust pays the Sub-Adviser a fee, computed daily and payable monthly, equal on an annual basis, to 0.50% of New Asia Growth Fund's average daily net assets. The Sub-Adviser's fee is paid by Hawaiian Trust, and New Asia Growth Fund does not pay any incremental fee for the services of the Sub-Adviser. For the fiscal years ended July 31, 1996 and July 31, 1995, Hawaiian Trust paid Credit Lyonnais fees in the amount of $29,567 and $4,728, respectively, for services provided to New Asia under the Sub- Advisory Agreement.


                  The Sub-Adviser is a Hong Kong company which is a wholly owned indirect subsidiary of Credit Lyonnais S.A.



                  The Sub-Advisory Agreement will continue in effect beyond its initial two year term provided its continuance is approved annually in the same manner as the Advisory Agreement. The Sub-Advisory Agreement may be terminated at any time without penalty on 60 days' written notice by either party, by the Board of Trustees or by the vote of a majority of the Fund's outstanding voting securities. The Sub-Advisory Agreement will terminate automatically if assigned.

                  ADMINISTRATOR AND DISTRIBUTOR. The Trust has retained BISYS as administrator and distributor on behalf of each of its Funds. See, "Management, Advisory and Other Services" in the applicable Prospectus.





                  Under the Administration Agreement with the Trust, BISYS, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by Hawaiian Trust. For expenses assumed and services provided as administrator pursuant to the Administration Agreement, BISYS is entitled to receive a fee from the Funds, computed daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Fund. The following table sets forth the aggregate fees paid, restated to reflect fee waivers, as applicable, by each Fund to BISYS for services provided pursuant to the Administration Agreement for the fiscal years ended July 31, 1996, July 31, 1995 and July 31, 1994:


                           COMPENSATION PAID TO BISYS
                       UNDER THE ADMINISTRATION AGREEMENT



                                            AGGREGATE FEES            AGGREGATE FEES           AGGREGATE FEES
                                              PAID UNDER                PAID UNDER               PAID UNDER
                                            ADMINISTRATION            ADMINISTRATION           ADMINISTRATION
                                            AGREEMENT FOR             AGREEMENT FOR            AGREEMENT FOR
                                          FISCAL YEAR ENDED         FISCAL YEAR ENDED        FISCAL YEAR ENDED
                                            JULY 31, 1996             JULY 31, 1995           JULY 31, 1994**
                FUND                        (AFTER WAIVER)            (AFTER WAIVER)         ----------------
                ----                        --------------            --------------
Diversified Fixed Income Fund                  $216,788                  $52,202                    N/A
Growth and Income Fund                         $100,430                  $40,700                    N/A
Growth Stock Fund                              $270,656                 $169,099                  $64,018
New Asia Growth Fund                             $8,807                   $1,405*                    N/A
Short Intermediate U.S.                         $30,800                  $33,598                  $47,260
Treasury Securities Fund
Tax-Free Securities Fund                       $457,502                 $310,511                     N/A
Tax-Free Short Intermediate                     $60,810                  $44,970                     N/A
Securities Fund
U.S. Treasury Securities Fund                  $ 45,683                  $93,618                  $88,814

* Period from February 15, 1995 (commencement of operations) through July 31, 1995.


** Period from commencement of operations through July 31, 1994. Diversified Fixed Income Fund, Growth and Income Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund commenced operations on October 14, 1994.





                  BISYS has entered into a Distribution Agreement with the Trust pursuant to which it has the responsibility of distributing shares of the Funds. For its services, BISYS is entitled to a Distribution Fee, as set forth in the Distribution and Shareholder Service Plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, between the Trust and BISYS on behalf of the Retail Class of Shares of each Fund. See "Distribution and Shareholder Service Plan" below.

                  TRANSFER AGENT. Administrative Data Management Corporation ("ADM"), serves as Transfer Agent for each of the Funds.

                  CODE OF ETHICS. The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (the "Code"). The Code restricts the investing activities of Fund officers, Trustees and advisory persons and, as described below, imposes additional, more onerous restrictions on Fund investment personnel.

                  All persons covered by the Code are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. In addition, all persons covered by the Code are prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of a Fund within periods of trading by the Fund in the same security and a ban on short-term trading in securities.

                    DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

                  As indicated in the Prospectuses, the Trust has adopted for the Retail Class of each of the Funds a Distribution Plan under Section 12(b) of the Act and Rule 12b-1 thereunder. The Distribution Plan for the Retail Class of each of the Funds was adopted by the Board of Trustees, including a majority of the trustees who were not "interested persons" (as defined in the Act) of the Funds and who had no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Distribution Plan (the "Qualified Trustees"). The Distribution Plan provides that with respect to the Retail Class Shares, BISYS is entitled to receive a fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of the Fund attributable to the Fund's Retail Class Shares (the "Distribution Fee") to compensate it for the following: (a) payments BISYS makes to banks and other institutions and industry professionals, such as broker/dealers, including Hawaiian

Trust, BISYS and their affiliates or subsidiaries, pursuant to an agreement in connection with providing sales and/or administrative support services to the holders of a Fund's Retail Class shares; or (b) payments to financial institutions and industry professionals (such as insurance companies, investment counselors, and BISYS' affiliates and subsidiaries) in consideration for the distribution services provided and expenses assumed in connection with distribution assistance, including, but not limited to, printing and distributing prospectuses to persons other than current Retail Class shareholders of a Fund, printing and distributing advertising and sales literature and reports to Retail Class shareholders in connection with the sale of a Fund's shares, and providing personnel and communication equipment used in servicing shareholder accounts and prospective Retail Class shareholder inquiries.


                  The Distribution Fee shall be paid to BISYS only to compensate or to reimburse it for actual payments or expenses incurred as described above. The Distribution Fees paid by the Funds to BISYS for services provided under the Distribution Plan for the fiscal year ended July 31, 1996, restated to reflect fee waivers, are set forth in the table below.


           DISTRIBUTION FEES PAID TO BISYS UNDER THE DISTRIBUTION PLAN
           -----------------------------------------------------------


                                                               AGGREGATE DISTRIBUTION
                                                                FEES PAID FOR FISCAL
                               FUND                           YEAR ENDED JULY 31, 1996
                              ------                               (AFTER WAIVER)
                                                              ------------------------

Diversified Fixed Income Fund                                             $1,450
Growth and Income Fund                                                    $1,548
Growth Stock Fund                                                        $11,670
New Asia Growth Fund                                                      $2,674
Short Intermediate U.S. Treasury Securities Fund                          $2,169
Tax-Free Securities Fund                                                  $2,028
Tax-Free Short Intermediate Securities Fund                                 $870
U.S. Treasury Securities Fund                                             $2,630




                  The Distribution Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Qualified Trustees. Agreements related to the Distribution Plan also must be approved by such vote of the Trustees and the Qualified Trustees. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the proper Fund. The Distribution Plan relating to a Fund may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the proper Fund, and no material amendment to the Distribution Plan may be made except by a majority of both the Trustees of the Trust and the Qualified Trustees.


                      CALCULATION OF YIELD AND TOTAL RETURN

                  As indicated in the Prospectuses, the Funds may advertise certain yield information. As and to the extent required by the Commission, yield will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[((a-b) divided by cd)+1)to the sixth power-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. The net investment income of the Funds includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Funds' net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

                  The tax-equivalent yield for the Tax-Free Funds also may be computed by dividing that portion of the yield of the Funds which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Funds that is not tax-exempt.

                  The yield for the Funds will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

                  In addition, investors should recognize that changes in the net asset values of shares of the Funds will affect the yield of such Funds for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Funds may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of a Fund, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

                  As indicated in the Prospectuses, the Funds may advertise certain total return information. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T) to the nth power = ERV. Aggregate total return will be calculated similarly to average annual total return except that the return figure is aggregated over the relevant period rather than annualized. In addition, as indicated in the Prospectuses, the Funds may also, at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.


                  From time to time, the Trust may quote the Funds' performance in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, indices of bonds, stocks or government securities, and other mutual funds or mutual fund portfolios with comparable investment objectives and policies. This information may be based on data relating to various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation or data prepared by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, USA Today, Fortune, CDA/Wiesenberger, Ibbotson Associates, Inc., Morningstar, IBC/Donoghue's Money Fund Reports and local newspapers and periodicals.

                  The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The U.S. Treasury Securities Fund, the Short Intermediate U.S. Treasury Securities Fund, the Diversified Fixed Income Fund, the Tax-Free Securities Fund or the Tax-Free Short Intermediate Securities Fund also may be compared, in reports and promotional literature, to the Consumer Price Index, the Salomon One Year Treasury Benchmark Index, the Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, the Schabacker Investment Management Indices, the Salomon Brothers High Grade Bond Index, the Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, and Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts). This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA/Wiesenberger or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

                  The Trust also may discuss in advertising and other types of literature that one or more of the Funds has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                  Set forth below is total return and yield information for all the Funds, except Balanced Fund which has not yet commenced operations as of the date of this Statement of Additional Information.

                          DIVERSIFIED FIXED INCOME FUND


The average annual and aggregate total return for the Diversified Fixed Income Fund includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust and managed the same as the Fund in all material respects, for periods dating back to October 31, 1977, as applicable, and prior to commencement of operations of the Fund's Retail and Institutional Class shares. (See note "*"). Such performance is adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the SEC under the 1940 Act, and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.




                                             RETAIL CLASS*                         INSTITUTIONAL CLASS*
                                            ---------------                       ----------------------

                                                          REDEEMABLE                             REDEEMABLE
                                                          VALUE OF A        EXPRESSED AS         VALUE OF A
                                    EXPRESSED AS         HYPOTHETICAL       A PERCENTAGE        HYPOTHETICAL
                                    A PERCENTAGE             $1000           BASED ON A             $1000
                                     BASED ON A           INVESTMENT        HYPOTHETICAL         INVESTMENT
                                    HYPOTHETICAL         AT THE END OF         $1000            AT THE END OF
            PERIOD                $1000 INVESTMENT        THE PERIOD         INVESTMENT          THE PERIOD
            ------                ----------------        ----------         ----------          ----------

                                           AVERAGE ANNUAL TOTAL RETURN
                                  (including maximum applicable sales charge)**

One Year Ended July 31, 1996                -0.48%              $995              3.85%             $1,039
Five Years ended July 31, 1996               6.69%            $1,382              7.97%             $1,467
Ten Years ended July 31, 1996                6.70%            $1,912              7.45%             $2,052

                                             AGGREGATE TOTAL RETURN
                                  (including maximum applicable sales charge)**

One Year Ended July 31, 1996                -0.48%              $995              3.85%             $1,038
Five Years ended July 31, 1996              38.24%            $1,382             46.70%             $1,467
Ten Years ended July 31, 1996               91.18%            $1,912            105.21%             $2,052
Inception (October 31, 1977) to             92.13%            $1,921            110.86%             $2,111
July 31, 1996

                                                      YIELD
                                  (including maximum applicable sales charge)**

30 Days Ended July 31, 1996                         5.70%                                6.19%
-------------------

* The Institutional and Retail Class Shares of the Fund commenced operations on October 14, 1994.

**The maximum applicable sales charge on the Retail Class shares is 4.0%. There is no sales charge imposed in connection with the purchase of Institutional Class Shares.

                             GROWTH AND INCOME FUND

The average annual and aggregate total return for the Growth and Income Fund includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust and managed the same as the Fund in all material respects, for periods dating back to October 31, 1977, as applicable, and prior to commencement of operations of the Fund's Retail and Institutional Class shares. (See note "*"). Such performance is adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the SEC under the 1940 Act, and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.


                                             RETAIL CLASS*                         INSTITUTIONAL CLASS*
                                            ---------------                       ----------------------

                                                          REDEEMABLE                             REDEEMABLE
                                                          VALUE OF A        EXPRESSED AS         VALUE OF A
                                    EXPRESSED AS         HYPOTHETICAL       A PERCENTAGE        HYPOTHETICAL
                                    A PERCENTAGE             $1000           BASED ON A             $1000
                                     BASED ON A           INVESTMENT        HYPOTHETICAL         INVESTMENT
                                    HYPOTHETICAL         AT THE END OF         $1000            AT THE END OF
            PERIOD                $1000 INVESTMENT        THE PERIOD         INVESTMENT          THE PERIOD
            ------                ----------------        ----------         ----------          ----------

                                           AVERAGE ANNUAL TOTAL RETURN
                                  (including maximum applicable sales charge)**

One Year Ended July 31, 1996                  7.45%           $1,075             12.29%             $1,123

Five Years ended July 31, 1996                8.06%           $1,473              9.20%             $1,553

Ten Years ended July 31, 1996                 9.62%           $2,505             10.33%             $2,672


                                             AGGREGATE TOTAL RETURN
                                  (including maximum applicable sales charge)**


One Year Ended July 31, 1996                  7.45%           $1,075             12.29%             $1,123

Five Years ended July 31, 1996               47.36%           $1,474             55.25%             $1,553

Ten Years ended July 31, 1996               150.51%           $2,505            167.20%             $2,672

Inception (October 31, 1977) to             410.84%           $5,108            457.34%             $5,573
July 31, 1996


                                                      YIELD
                                  (including maximum applicable sales charge)**


30 Days Ended July 31, 1996                         0.93%                                1.21%
-------------------

* The Institutional and Retail Class Shares of the Fund commenced operations on October 14, 1994.

**The maximum applicable sales charge on the Retail Class shares is 4.0%. There is no sales charge imposed in connection with the purchase of Institutional Class Shares.

                                GROWTH STOCK FUND

The average annual and aggregate total return for the Growth Stock Fund includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust and managed the same as the Fund in all material respects, for periods dating back to October 31, 1977, as applicable, and prior to commencement of operations of the Fund's Retail and Institutional Class shares. (See note "*"). Such performance is adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the SEC under the 1940 Act, and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

                                             RETAIL CLASS*                         INSTITUTIONAL CLASS*
                                             -------------                         --------------------

                                                          REDEEMABLE                             REDEEMABLE
                                                          VALUE OF A        EXPRESSED AS         VALUE OF A
                                    EXPRESSED AS         HYPOTHETICAL       A PERCENTAGE        HYPOTHETICAL
                                    A PERCENTAGE             $1000           BASED ON A             $1000
                                     BASED ON A           INVESTMENT        HYPOTHETICAL         INVESTMENT
                                    HYPOTHETICAL         AT THE END OF         $1000            AT THE END OF
            PERIOD                $1000 INVESTMENT        THE PERIOD         INVESTMENT          THE PERIOD
            ------                ----------------        ----------         ----------          ----------

                                           AVERAGE ANNUAL TOTAL RETURN
                                  (including maximum applicable sales charge)**

One Year Ended July 31, 1996                3.90%            $1,039               8.53%             $1,085

Five Years ended July 31, 1996              8.88%            $1,530              10.02%             $1,612

Ten Years ended July 31, 1996              10.77%            $2,780              11.52%             $2,975

                                             AGGREGATE TOTAL RETURN
                                  (including maximum applicable sales charge)**

One Year Ended July 31, 1996                 3.90%           $1,039               8.53%             $1,085

Five Years ended July 31, 1996              53.02%           $1,530              61.20%             $1,612

Ten Years ended July 31, 1996              178.01%           $2,780             197.54%             $2,975

Inception (October 31, 1977) to            616.67%           $7,167             684.80%             $7,848
July 31, 1996

                                                      YIELD
                                  (including maximum applicable sales charge)**

30 Days Ended July 31, 1996                  0.46%                               0.73%
-------------------

*The Retail Class Shares commenced operations on November 1, 1993. The Institutional Class shares commenced operations on October 14, 1994.

**The maximum applicable sales charge on the Retail Class shares is 4.0%. There is no sales charge imposed in connection with the purchase of Institutional Class Shares.

                    SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND                       NEW ASIA GROWTH FUND
                    ------------------------------------------------                       --------------------
                       RETAIL CLASS            INSTITUTIONAL CLASS              RETAIL CLASS            INSTITUTIONAL CLASS
                       ------------            -------------------              ------------            -------------------
                               REDEEMABLE                  REDEEMABLE                    REDEEMABLE                     REDEEMABLE
                               VALUE OF A                  VALUE OF A                    VALUE OF A                     VALUE OF A
                EXPRESSED AS  HYPOTHETICAL  EXPRESSED AS  HYPOTHETICAL   EXPRESSED AS   HYPOTHETICAL   EXPRESSED AS    HYPOTHETICAL
                A PERCENTAGE      $1000     A PERCENTAGE     $1000       A PERCENTAGE      $1000       A PERCENTAGE        $1000
                 BASED ON A    INVESTMENT    BASED ON A   INVESTMENT      BASED ON A     INVESTMENT     BASED ON A      INVESTMENT
                HYPOTHETICAL   AT THE END   HYPOTHETICAL AT THE END OF   HYPOTHETICAL    AT THE END    HYPOTHETICAL    AT THE END OF
     PERIOD         $1000          OF          $1000      THE PERIOD        $1000            OF      $1000 INVESTMENT   THE PERIOD
     ------      INVESTMENT    THE PERIOD    INVESTMENT   ----------     INVESTMENT     THE PERIOD   ----------------   ----------
                 ----------    ----------    ----------                  ----------     ----------


                                                  AVERAGE ANNUAL TOTAL RETURN
                                          (including maximum applicable sales charge)**

One Year Ended
 July 31, 1996          1.57%     $1,016             4.18%     $1,042         -3.62%          $964             1.99%        $1,020

Inception* to
 July 31, 1996          1.86%     $1,017             2.95%     $1,030          5.46%        $1,055             9.68%        $1,097

                                               AGGREGATE TOTAL RETURN
                                    (including maximum applicable sales charge)**

One Year Ended
 July 31, 1996          1.57%     $1,016              4.18%    $1,042         -3.62%          $964             1.99%        $1,020

Inception* to
 July 31, 1996          4.97%     $1,050              7.97%    $1,080          8.07%        $1,081            14.44%        $1,144

                                                       YIELD
                                   (including maximum applicable sales charge)**

30 Days Ended
 July 31, 1996          5.45%                         5.83%                   N/A                              N/A

-----------------------

* Short Intermediate U.S. Treasury Securities Fund commenced operations of its Retail Class shares on December 13, 1993 and its Institutional Class shares on October 14, 1994. The New Asia Growth Fund commenced operations of its Retail and Institutional Class shares on February 15, 1995.

** The maximum applicable sales charge on the Retail Class shares of the Short-Intermediate U.S. Treasury Securities Fund is 2.25%. The maximum applicable sales charge on the New Asia Growth Fund is 5.25%. There is no sales charge imposed in connection with the purchase of Institutional Class shares of either Fund.

                            TAX FREE SECURITIES FUND

The average annual and aggregate total return for the Tax Free Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust and managed the same as the Fund in all material respects, for periods dating back to October 31, 1977, as applicable, and prior to commencement of operations of the Fund's Retail and Institutional Class shares. (See note "*"). Such performance is adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the SEC under the 1940 Act, and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.



                                             RETAIL CLASS*                         INSTITUTIONAL CLASS*
                                             -------------                         --------------------
                                                          REDEEMABLE                             REDEEMABLE
                                                          VALUE OF A        EXPRESSED AS         VALUE OF A
                                    EXPRESSED AS         HYPOTHETICAL       A PERCENTAGE        HYPOTHETICAL
                                    A PERCENTAGE             $1000           BASED ON A             $1000
                                     BASED ON A           INVESTMENT        HYPOTHETICAL         INVESTMENT
                                    HYPOTHETICAL         AT THE END OF         $1000            AT THE END OF
            PERIOD                $1000 INVESTMENT        THE PERIOD         INVESTMENT          THE PERIOD
            ------                ----------------        ----------         ----------          ----------

                                           AVERAGE ANNUAL TOTAL RETURN
                                  (including maximum applicable sales charge)**

One Year Ended July 31, 1996                1.31%            $1,013                 5.73%             $1,057

Five Years ended July 31, 1996              5.69%            $1,319                 6.86%             $1,393

Ten Years ended July 31, 1996               6.56%            $1,887                 7.28%             $2,018

                                             AGGREGATE TOTAL RETURN
                                  (including maximum applicable sales charge)**

One Year Ended July 31, 1996                1.31%            $1,013                 5.73%             $1,057

Five Years ended July 31, 1996             31.85%            $1,319                39.32%             $1,393

Ten Years ended July 31, 1996              88.69%            $1,887               101.83%             $2,018

Inception (October 31, 1977) to            55.75%            $1,558                70.32%             $1,703
July 31, 1996

                                                      YIELD
                                  (including maximum applicable sales charge)**

30 Days Ended July 31, 1996                 4.43%                                   4.86%
-------------------

* The Institutional and Retail Class Shares of the Fund commenced operations on October 14, 1994.

**The maximum applicable sales charge on the Retail Class shares is 4.0%. There is no sales charge imposed in connection with the purchase of Institutional Class Shares.

                   TAX FREE SHORT INTERMEDIATE SECURITIES FUND

The average annual and aggregate total return for the Tax Free Short-Intermediate Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust and managed the same as the Fund in all material respects, for periods dating back to March 31, 1988, as applicable, and prior to commencement of operations of the Fund's Retail and Institutional Class shares. (See note "*"). Such performance is adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the SEC under the 1940 Act, and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.



                                             RETAIL CLASS*                         INSTITUTIONAL CLASS*
                                             -------------                         --------------------
                                                          REDEEMABLE                             REDEEMABLE
                                                          VALUE OF A        EXPRESSED AS         VALUE OF A
                                    EXPRESSED AS         HYPOTHETICAL       A PERCENTAGE        HYPOTHETICAL
                                    A PERCENTAGE             $1000           BASED ON A             $1000
                                     BASED ON A           INVESTMENT        HYPOTHETICAL         INVESTMENT
                                    HYPOTHETICAL         AT THE END OF         $1000            AT THE END OF
            PERIOD                $1000 INVESTMENT        THE PERIOD         INVESTMENT          THE PERIOD
            ------                ----------------        ----------         ----------          ----------

                                           AVERAGE ANNUAL TOTAL RETURN
                                  (including maximum applicable sales charge)**

One Year Ended July 31, 1996               1.11%            $1,011                 3.67%             $1,037

Five Years ended July 31, 1996             3.67%            $1,197                 4.45%             $1,243

Inception (March 31, 1988) to              4.24%            $1,414                 4.81%             $1,480
  July 31, 1996

                                             AGGREGATE TOTAL RETURN
                                  (including maximum applicable sales charge)**

One Year Ended July 31, 1996                1.11%           $1,011                 3.67%             $1,037

Five Years ended July 31, 1996             19.78%           $1,198                24.31%             $1,243

Inception (March 31, 1988) to              41.37%           $1,414                48.03%             $1,480
  July 31, 1996

                                                      YIELD
                                  (including maximum applicable sales charge)**

30 Days Ended July 31, 1996                 3.45%                                 3.78%
-------------------

* The Institutional and Retail Class Shares of the Fund commenced operations on October 14, 1994.

**The maximum applicable sales charge on the Retail Class shares is 2.25%. There is no sales charge imposed in connection with the purchase of Institutional Class Shares.

                          U.S. TREASURY SECURITIES FUND

The average annual and aggregate total return for the U.S. Treasury Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by Hawaiian Trust and managed the same as the Fund in all material respects, for periods dating back to December 31, 1984, as applicable, and prior to commencement of operations of the Fund's Retail and Institutional Class shares. (See note "*"). Such performance is adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the SEC under the 1940 Act, and therefore were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.



                                             RETAIL CLASS*                         INSTITUTIONAL CLASS*
                                             -------------                         --------------------
                                                          REDEEMABLE                             REDEEMABLE
                                                          VALUE OF A        EXPRESSED AS         VALUE OF A
                                    EXPRESSED AS         HYPOTHETICAL       A PERCENTAGE        HYPOTHETICAL
                                    A PERCENTAGE             $1000           BASED ON A             $1000
                                     BASED ON A           INVESTMENT        HYPOTHETICAL         INVESTMENT
                                    HYPOTHETICAL         AT THE END OF         $1000            AT THE END OF
            PERIOD                $1000 INVESTMENT        THE PERIOD         INVESTMENT          THE PERIOD
            ------                ----------------        ----------         ----------          ----------

                                           AVERAGE ANNUAL TOTAL RETURN
                                  (including maximum applicable sales charge)**

One Year Ended July 31, 1996               -0.68%             $993                 3.71%             $1,037

Five Years ended July 31, 1996              6.34%           $1,360                 7.40%             $1,429

Ten Years ended July 31, 1996               6.08%           $1,804                 6.72%             $1,916

                                             AGGREGATE TOTAL RETURN
                                  (including maximum applicable sales charge)**

One Year Ended July 31, 1996               -0.68%             $993                 3.71%             $1,037

Five Years ended July 31, 1996             35.96%           $1,360                42.89%             $1,429

Ten Years ended July 31, 1996              80.36%           $1,804                91.60%             $1,916

Inception (December 31, 1984)             153.70%           $2,537               170.06%             $2,701
to July 31, 1996

                                                      YIELD
                                  (including maximum applicable sales charge)**

30 Days Ended July 31, 1996                 5.42%                                 5.90%
-------------------

* The Retail Class Shares of the Fund commenced operations on November 1, 1993 and the Institutional Class shares commenced operations on October 14, 1994.

**The maximum applicable sales charge on the Retail Class shares is 4.0%. There is no sales charge imposed in connection with the purchase of Institutional Class Shares.

                        DETERMINATION OF NET ASSET VALUE

                  Net asset value per share for each Fund is determined on each day that the New York Stock Exchange (the "Exchange") is open for trading and any other day (other than a day on which no Shares of that Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. The Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.

                  Securities of the Funds for which market quotations are available are valued at latest reported prices. Securities of the Funds for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last reported sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on the mean between the bid and asked prices. Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost. The assets of the Funds, other than debt securities maturing in 60 days or less, are valued at the mean between the bid and asked prices. Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the Exchange, or, in the absence of any sale on the valuation date, at mean between the bid and asked prices. Options not listed on a national exchange are valued at the mean between the bid and asked prices. Quotation of foreign securities in a foreign currency shall be converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer. Foreign currency exchange contracts shall be valued at the current cost of covering or offsetting such contracts.

                  In all cases, bid prices will be furnished by reputable independent pricing services approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by Hawaiian Trust in accordance with procedures adopted by the Trustees and subject to ratification by the Trustees. If Hawaiian Trust is unable to make such a determination in accordance with such procedures, the securities and assets will be valued at fair value as determined in good faith by the Trustees.

                              REDEMPTION OF SHARES

                  Reference is made to the sections in the Prospectus(es) entitled "How to Redeem Retail Class Shares" and "How to Redeem Institutional Class Shares." The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Trust uses the following procedures to process telephone redemptions: (1) obtaining some or all of the following information: account number, name(s), social security number registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner.

                             PORTFOLIO TRANSACTIONS

                  The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. In connection with its duties to arrange for the purchase and sale of each Fund's portfolio securities, Hawaiian Trust will select such broker-dealers ("Dealers") as will, in Hawaiian Trust's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient and reliable execution of orders at the most favorable net price. Hawaiian Trust shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless Hawaiian Trust determines that better price or execution may be obtained by paying such commissions. In allocating transactions to Dealers, Hawaiian Trust is authorized to consider, in determining whether a particular Dealer will provide best execution, the Dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if Hawaiian Trust determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the Dealer, viewed either in terms of the particular transaction or Hawaiian Trust's overall responsibilities as to the accounts over which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more Dealers, Hawaiian Trust is authorized, in making such allocation, to consider (i) whether a Dealer has provided research services; and
(ii) whether a Dealer has sold shares of the Trust or any other investment company or companies having Hawaiian Trust as its investment adviser or having the same administrator or principal underwriter as the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities.

                  Purchases and sales of securities by U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund usually will be principal transactions. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, debt securities, taxable money market securities and over the counter equities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions.

                  Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

                  BISYS and certain affiliates of the Sub-Adviser are registered broker-dealers. From time to time, a portion of a Fund's brokerage transactions may be conducted with such broker-dealers, subject to the criteria for allocation of brokerage described above. The Trust's Board of Trustees has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such broker-dealers are fair and reasonable.

                  As a result of its investment policies, each Fund may engage in a substantial number of portfolio transactions. Accordingly, while each Fund anticipates that its annual portfolio turnover rate should not exceed 100%, under normal conditions, it is impossible to predict portfolio turnover rates. A high portfolio turnover rate involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. The portfolio turnover rate will not be a limiting factor when Hawaiian Trust deems portfolio changes appropriate.


                  For the fiscal years ended July 31, 1996 and July 31, 1995, purchase and sale transactions by U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund did not involve brokerage commissions. The total brokerage commissions paid by Growth and Income Fund, Growth Stock Fund and New Asia Growth Fund for the fiscal years ended July 31, 1996, July 31, 1995 and July 31, 1994, are set forth in the table below:



                   BROKERAGE COMMISSIONS PAID BY CERTAIN FUNDS
                   -------------------------------------------

                                                TOTAL                   TOTAL                   TOTAL
                                              COMMISSION              COMMISSION              COMMISSION
                                           PAID FOR FISCAL         PAID FOR FISCAL         PAID FOR FISCAL
                                              YEAR ENDED              YEAR ENDED              YEAR ENDED
                 FUND                       JULY 31, 1996           JULY 31, 1995          JULY 31, 1994**
                 ----                       -------------           -------------          ---------------
Growth and Income Fund                       $269,961.90             $37,693.60*                  N/A

Growth Stock Fund                            $355,375.96             $130,066.20                $45,175

New Asia Growth Fund                          $95,781.41             $21,682.82*                  N/A


--------------------

* Period from commencement of operations through July 31, 1995. Growth and Income Fund commenced operations on October 14, 1994. New Asia Growth Fund commenced operations on February 15, 1995.

** In addition to the Growth Stock Fund, U.S. Treasury Securities Fund and Short Intermediate U.S. Treasury Securities Fund were the only other Funds operating during the fiscal year ended July 31, 1994. Neither Fund paid brokerage commissions during such year.

                  The portfolio turnover rate for each Fund is not expected to exceed 100%. The portfolio turnover rate will not be a limiting factor when Hawaiian Trust deems portfolio changes appropriate. The portfolio turnover rates for each Fund for the fiscal years ended July 31, 1996 and July 31, 1995 are set forth in the table below:

                      PORTFOLIO TURNOVER RATES OF THE FUNDS
                      -------------------------------------

                                                            YEAR                             YEAR
                    FUND                            ENDED JULY 31, 1996               ENDED JULY 31, 1995
                    ----                            -------------------               -------------------
Diversified Fixed Income Fund                              58.86%                          60.47%*

Growth and Income Fund                                     80.83%                          12.78%*

Growth Stock Fund                                          61.30%                          32.40%

New Asia Growth Fund                                       86.53%                          55.62%*

Short Intermediate U.S.                                    47.17%                          62.73%

Treasury Securities Fund

Tax-Free Securities Fund                                   24.78%                          49.17%*

Tax-Free Short Intermediate                                54.70%                          89.98%*
Securities Fund

U.S. Treasury Securities Fund                              15.75%                          80.98%

--------------------

*            Period from commencement of operations through July 31, 1995.
             Diversified Fixed Income Fund, Growth and Income Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund commenced operations on October 14, 1994. New Asia Growth Fund commenced operations on February 15, 1995.


                      FEDERAL AND HAWAIIAN TAX INFORMATION

                  The Prospectus describes generally the federal and certain Hawaiian tax treatment of distributions by the Funds. This section of the SAI includes certain additional information concerning federal and Hawaiian income taxes.


                  Qualification as a "regulated investment company" under the Code generally requires, among other things, that (a) at least 90% of each Fund's annual gross income be derived from interest, payments with respect to securities loans, dividends, gains from the sale or other disposition of securities or options thereon, and certain related income; (b) each Fund derives less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon, or certain other financial investments, held for less than three months; and (c) each Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers which the Fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses. As regulated investment companies, the Funds will not be subject to federal income tax on their net investment income and net capital gains distributed to their shareholders, provided that they distribute to their shareholders at least 90% of their net investment income and tax-exempt income earned in each year.


                  A 4% nondeductible excise tax will be imposed on each Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. This excise tax would not apply to tax-exempt income of the Tax-Free Funds. For this purpose, any income or gain retained by a Fund that is subject to tax will be considered to have been distributed by year-end. In addition, dividends and distributions declared payable as of a date in October, November or December of any calendar year are deemed under the Code to have been received by the shareholders on December 31 of that calendar year (and also will be taxable to shareholders in such year) if the dividend is actually paid in the following January. Each Fund intends to distribute substantially all of its net investment income and net capital gains and, thus, expects not to be subject to the excise tax.

                  Income and dividends received by any of the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. Because each of Balanced Fund, Growth and Income Fund, Growth Stock Fund, Diversified Fixed Income Fund, Short Intermediate U.S. Treasury Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund is expected to limit their investment in foreign securities, these Funds will not be eligible to elect to "pass through" foreign tax credits to shareholders. New Asia Growth Fund invests primarily in foreign securities. If more than 50% in value of New Asia Growth Fund's total assets at the close of its taxable year consists of securities of foreign corporations, New Asia Growth Fund will be eligible and intends to file an election with the Internal Revenue Service pursuant to which shareholders of New Asia Growth Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from New Asia Growth Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. New Asia Growth Fund will report annually to its shareholders the amount per share of such withholding taxes.


                  Gains or losses on sales of portfolio securities by a Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where a Fund acquires a put or writes a call thereon or otherwise engages in a transaction that "tolls" the Fund's holding period. Other gains or losses on the sale of securities will be short-term capital gains or losses. The amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

                  A capital gains distribution or dividend will be a return of invested capital to the extent the net asset value of an investor's shares is thereby reduced below his or her cost, even though the distribution would be taxable to the shareholder. A redemption of shares by a shareholder under these circumstances could result in a capital loss for federal tax purposes.

                  If a shareholder exchanges or otherwise disposes of shares of the Fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the Fund, or of a different fund, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares.


                  Any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


                  If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, such Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction.

                  If securities are sold by a Fund pursuant to the exercise of a call option written by it, such Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that each Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

                  The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the marked to market rule and the "60%/40%" rule. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

                  FOREIGN SHAREHOLDERS. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains derived by non-resident aliens or foreign entities that are not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

                  OTHER MATTERS. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules such as the original issue discount, marked to market and real estate mortgage investment conduit ("REMIC") rules that would result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case a Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

Special Tax Considerations For New Asia Growth Fund
---------------------------------------------------

                  Due to investment laws in certain developing countries in Asia, it is anticipated that New Asia Growth Fund's investments in equity securities in such countries will consist primarily of shares of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. New Asia Growth Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If New Asia Growth Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, New Asia Growth Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. New Asia Growth Fund may be subject to U.S. federal income tax, and an additional tax in the nature of interest, on a portion of the distributions from such a company and on gain from the disposition of the shares of such company (collectively referred to as "excess distributions"), even if such excess distributions are paid by New Asia Growth Fund as a dividend to its shareholders. New Asia Growth Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause New Asia Growth Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, New Asia Growth Fund may elect to "mark-to-market" at the end of each taxable year all shares that it holds in PFICs. If it makes this election, New Asia Growth Fund will recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, will not be recognized. By making the mark-to-market election, New Asia Growth Fund can avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock.

Special Tax Considerations for the Tax-Free Funds.
--------------------------------------------------

                  FEDERAL -- The portion of total dividends paid by the Tax-Free Funds with respect to any taxable year that qualifies for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the Tax-Free Funds to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Tax-Free Funds assets, respectively, must consist of tax-exempt securities. In addition, the Tax-Free Funds must distribute 90% of the aggregate interest excludable from gross income (net of non-deductible expenses) and 90% of the investment company taxable income earned by it during the taxable year. Not later than 60 days after the close of its taxable year, the Tax-Free Funds will notify each shareholder of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by such Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. In addition, market discount earned on tax-exempt obligations will not qualify as tax-exempt income.


                  The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an alternative minimum tax on individuals and corporations at the applicable tax rates. Further, exempt-interest dividends are includable in adjusted current earnings in calculating corporate alternative minimum taxable income. Except for temporary defensive purposes, the Trust will not invest in the types of Municipal Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely.

                  In addition, any loss realized by a shareholder upon the sale or redemption of shares of a Fund held less than six months is disallowed to the extent of any exempt-interest dividends received by the shareholder.

                  Shareholders who may be "substantial users" (or related persons of substantial users) with respect to municipal securities held by the Tax-Free Funds should consult their tax advisers to determine whether exempt-interest dividends paid by the Funds with respect to such obligations retain their federal exclusions.

                  HAWAIIAN TAX INFORMATION. The Tax-Free Funds, and dividends and distributions made by the Tax-Free Funds to Hawaii residents, will generally be treated for Hawaii income tax purposes in the same manner as they are treated under the Code for federal income tax purposes. If at the close of each quarter of the Tax- Free Funds' taxable year at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from Hawaii personal income tax (under either the laws of Hawaii or of the United States), the Tax-Free Funds will be entitled to pay dividends to its shareholders which will be exempt from Hawaii personal income tax. Similar exemptions may be available in other states with regard to the portion of tax-exempt dividends attributable to interest exempt from state taxation under federal law. Under Hawaii law, however, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaii income taxation. (Interest derived from bonds or obligations issued by or under the authority of the following is exempt from Hawaii income taxation: Guam, Northern Mariana Islands, Puerto Rico, and the Virgin Islands.)

                  Interest on Hawaiian Municipal Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax applies to banks, building and loan associations, industrial loan companies, financial corporations, and small business investment companies.

                  Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Trust but will be subject to other state and local taxes.

                  OTHER MATTERS. Shares of the Tax-Free Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from such Funds. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

                                  CAPITAL STOCK

                  Each Fund is comprised of two classes of shares -- the "Institutional Class" and the "Retail Class" -- each comprised of an unlimited number of units of beneficial interest in the Trust. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the advisory agreement is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

                  The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

                  Each share of a class of a Fund represents an equal proportional interest in that Fund or portfolio with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund or portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund or portfolio are entitled to receive the assets attributable to that Fund or portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

                  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.


                  As of October 31, 1996, the persons set forth below were known by the Trust to own of record or beneficially 5% or more of the Retail or Institutional Shares, as applicable, of the indicated Fund. Unless otherwise indicated, the address of HTCO, REINCO and HAWCO is Hawaiian Trust Company, Ltd., P.O. Box 3170, Honolulu, HI 96802. In addition, unless otherwise indicated, the address of BHC Securities, Inc. is Attn: Mutual Funds, 1 Commerce Street, 2005 Market Street, Suite 12000, Philadelphia, PA 19103.



                                                          Percentage of
                                                          Shares Held of
INSTITUTIONAL CLASS SHARES                           Record Or Beneficially
--------------------------                           ----------------------

Diversified Fixed Income Securities Fund
----------------------------------------

     HTCO                                                     33.8%

     HAWCO                                                    64.6%

Growth and Income Fund
----------------------

     HAWCO                                                    36.3%

     HTCO                                                     60.3%

Growth Stock Fund
-----------------

     REINCO                                                    8.1%

     HTCO                                                     45.6%

     HAWCO                                                    45.3%

New Asia Growth Fund
--------------------

     HAWCO                                                    41.7%

     REINCO                                                   22.2%

     HITCO                                                    27.8%


     Vanguard Fiduciary Trust Co.                              6.0%
     P.O. Box 2600
     V.M. 421
     Valley Forge, PA  19482

Short Intermediate U.S. Treasury

Securities Fund

     HTCO                                                     37.1%

     HAWCO                                                    57.8%

Tax-Free Securities Fund
------------------------

     HTCO                                                    97.5%

Tax-Free Short Intermediate
Securities Fund
---------------

     HTCO                                                    95.2%

U.S. Treasury Securities Fund
-----------------------------

     REINCO                                                  97.8%

RETAIL CLASS SHARES
-------------------

Diversified Fixed Income Fund
-----------------------------

     BHC Securities, Inc.                                    98.8%

Growth and Income Fund
----------------------

     BHC Securities, Inc.                                    95.7%

Growth Stock Fund
-----------------

     BHC Securities, Inc.                                    93.5%

New Asia Growth Fund
--------------------

     BHC Securities, Inc.                                    80.0%

     Merrill Lynch Pierce Fenner & Smith Incorporated        15.2%
     4800 Deer Lake Drive East
     3rd Floor,
     Mutual Fund Operations
     Jacksonville, Florida  32246

Short-Intermediate U.S. Treasury
Securities Fund
---------------

     BHC Securities, Inc.                                    91.3%

     Merrill Lynch Pierce Fenner & Smith Incorporated         7.9%
     4800 Deer Lake Drive East
     3rd Floor,
     Mutual Fund Operations
     Jacksonville, Florida  32246

Tax-Free Short Intermediate
Securities Fund
---------------

     Douglas Philpotts Trustee                               56.6%
     c/o Douglas Philpotts

     94B Polipoli
     Kula, Hawaii 96790

     BHC Securities, Inc.                                           42.3%

Tax-Free Securities Fund
------------------------

     Douglas Philpotts Trustee                                     68.7%
     c/o Douglas Philpotts
     94B Polipoli
     Kula, Hawaii 96790

     BHC Securities, Inc.                                          29.8%

U.S. Treasury Securities Fund
-----------------------------

     Hugh Shearer Trustee                                           5.6%
     P.O. Box 3196
     Honolulu, HI  96801

     BHC Securities, Inc.                                          72.7%

     Merrill Lynch Pierce Fenner & Smith Incorporated               7.6%
     4800 Deer Lake Drive East
     3rd Floor,
     Mutual Fund Operations
     Jacksonville, Florida  32246





                                    CUSTODIAN


             Bank One Trust Company, N.A. ("Bank One") has been retained to act as Custodian for Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund. Union Bank of California, formerly Mitsubishi ("Bank of California") has been retained as Custodian for New Asia Growth Fund. With regard to each Fund, the relevant Custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of the Fund. For its services as Custodian, each of Bank One and Bank of California, respectively, receives an asset-based fee.


                                      OTHER

             The Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS


             The financial statements of Pacific Capital Funds as of July 31, 1996, appearing in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


             Ernst & Young LLP has been selected as the independent auditors for the Pacific Capital Funds. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain Commission filings. Ernst & Young LLP is located at One Columbus, Suite 2300, 10 West Broad Street, Columbus, Ohio 43215.

                              FINANCIAL INFORMATION


             Included in this Statement of Additional Information are the audited financial statements for the Retail Class and Institutional Class of each Fund at July 31, 1996. Financial statements are not provided for Balanced Fund since Balanced Fund has not yet commenced operations as of the date of this Statement of Additional Information.

                        REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Pacific Capital Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of the Pacific Capital Funds (comprising, respectively, Growth Stock Fund, U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Growth and Income Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, and New Asia Growth Fund) as of July 31, 1996, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods presented herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the respective portfolios constituting the Pacific Capital Funds at July 31, 1996, the results of their operations, and the changes in their net assets and financial highlights for the periods presented herein, in conformity with generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Columbus, Ohio
September 13, 1996

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1996

                                                      SHORT INTERMEDIATE
                             GROWTH     U.S. TREASURY   U.S. TREASURY
                             STOCK       SECURITIES       SECURITIES     GROWTH AND
                              FUND          FUND             FUND        INCOME FUND
                          ------------  ------------- ------------------ -----------
        ASSETS:
Investments, at value
 (Cost $149,647,144;
 $23,093,188;
 $24,650,387; and
 $70,381,459
 respectively)..........  $178,920,521   $23,694,556     $24,444,242     $76,207,067
Interest and dividends
 receivable.............       256,999       572,461         277,389          99,538
Receivable for capital
 shares issued..........        34,755           --              --           26,023
Receivable from brokers
 for investments sold...     1,553,567           --              --        1,112,135
Prepaid expenses and
 other assets...........           --          3,246          12,307               8
                          ------------   -----------     -----------     -----------
  Total Assets..........   180,765,842    24,270,263      24,733,938      77,444,771
                          ------------   -----------     -----------     -----------
      LIABILITIES:
Dividends payable.......           --          7,794           7,368             --
Payable to brokers for
 investments purchased..     2,732,781           --              --        1,764,988
Accrued expenses and
 other payables:
 Investment advisory
  fees..................       121,054        12,798           6,364          51,489
 Administration fees....        24,211         3,413           3,182          10,298
 Distribution fees--Re-
  tail Class............         1,117           211             243             233
 Fund accounting and
  transfer agent fees...         9,668         4,671           4,605           6,740
 Other..................        51,615        13,928          10,768          23,950
                          ------------   -----------     -----------     -----------
  Total Liabilities.....     2,940,446        42,815          32,530       1,857,698
                          ------------   -----------     -----------     -----------
      NET ASSETS:
Capital.................   152,835,520    27,535,547      25,006,372      66,385,781
Undistributed net
 investment income......        49,694           --              --           22,307
Accumulated
 undistributed net
 realized gains (losses)
 from investment
 transactions...........    (4,333,195)   (3,909,467)        (98,819)      3,353,377
Unrealized appreciation
 (depreciation) from
 investments............    29,273,377       601,368        (206,145)      5,825,608
                          ------------   -----------     -----------     -----------
  Net Assets............  $177,825,396   $24,227,448     $24,701,408     $75,587,073
                          ============   ===========     ===========     ===========
Net Assets
 Retail Class...........  $  5,260,653   $   979,045     $ 1,155,979     $ 1,159,979
 Institutional Class....   172,564,743    23,248,403      23,545,429      74,427,094
                          ------------   -----------     -----------     -----------
  Total.................  $177,825,396   $24,227,448     $24,701,408     $75,587,073
                          ============   ===========     ===========     ===========
Outstanding units of
 beneficial interest
 (shares)
 Retail Class...........       442,493       107,197         122,898          94,173
 Institutional Class....    14,508,629     2,543,733       2,498,684       6,043,467
                          ------------   -----------     -----------     -----------
  Total.................    14,951,122     2,650,930       2,621,582       6,137,640
                          ============   ===========     ===========     ===========
Net Asset Value
 Retail Class--redemp-
  tion price per share..  $      11.89   $      9.13     $      9.41     $     12.32
                          ============   ===========     ===========     ===========
 Retail Class--maximum
  sales charge..........          4.00%         4.00%           2.25%           4.00%
                          ------------   -----------     -----------     -----------
 Retail Class--maximum
  offering price per
  share (100%/(100%--
  maximum sales charge)
  of net asset value
  adjusted to nearest
  cent)......             $      12.39   $      9.51     $      9.63     $     12.83
                          ============   ===========     ===========     ===========
 Institutional Class--
  offering and redemp-
  tion price per share..  $      11.89   $      9.14     $      9.42     $     12.32
                          ============   ===========     ===========     ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1996

                                                           TAX-FREE
                          DIVERSIFIED     TAX-FREE    SHORT INTERMEDIATE
                          FIXED INCOME   SECURITIES       SECURITIES      NEW ASIA
                              FUND          FUND             FUND        GROWTH FUND
                          ------------  ------------  ------------------ -----------
        ASSETS:
Investments, at value
 (Cost $162,770,301;
 $274,682,887;
 $38,846,656; and
 $9,467,465
 respectively)..........  $159,036,837  $286,298,801     $39,138,168     $ 9,029,235
Cash....................           --            --              --        1,316,661
Foreign currency (Cost
 $52,561)...............           --            --              --           52,561
Interest and dividends
 receivable.............     3,297,828     3,556,991         505,359          10,451
Receivable for capital
 shares issued..........         2,651           --              --           37,143
Receivable from brokers
 for investments sold...       728,000           --        2,395,696          54,722
Receivable from invest-
 ment adviser...........           --            --              --           17,930
Prepaid expenses and
 other assets...........            63           487              21          12,728
                          ------------  ------------     -----------     -----------
  Total Assets..........   163,065,379   289,856,279      42,039,244      10,531,431
                          ------------  ------------     -----------     -----------
      LIABILITIES:
Dividends payable.......        50,682        77,168           8,280             --
Payable to brokers for
 investments purchased..           --            --        2,042,120          52,561
Payable for forward for-
 eign currency con-
 tracts.................           --            --              --              308
Accrued expenses and
 other payables:
 Investment advisory
  fees..................        82,569       146,386          16,839             --
 Administration fees....        22,019        39,036           5,052           1,389
 Distribution fees--Re-
  tail Class............           226           128              95             433
 Fund accounting and
  transfer agent fees...         9,025        15,089           6,325           4,313
 Other..................        66,634        75,808          37,392          14,024
                          ------------  ------------     -----------     -----------
  Total Liabilities.....       231,155       353,615       2,116,103          73,028
                          ------------  ------------     -----------     -----------
      NET ASSETS:
Capital.................   165,226,478   276,300,982      39,648,587      10,778,400
Undistributed (distribu-
 tion in excess of) net
 investment income......           --            --              --          (25,243)
Accumulated
 undistributed net
 realized gains (losses)
 from investment
 transactions...........     1,341,210     1,585,768         (16,958)        187,744
Accumulated net realized
 losses from foreign
 currency transactions..           --            --              --          (44,379)
Unrealized appreciation
 (depreciation) from
 investments............    (3,733,464)   11,615,914         291,512        (438,381)
Unrealized appreciation
 from translation of
 assets and liabilities
 in foreign currency....           --            --              --              262
                          ------------  ------------     -----------     -----------
  Net Assets............  $162,834,224  $289,502,664     $39,923,141     $10,458,403
                          ============  ============     ===========     ===========
Net Assets
 Retail Class...........  $  1,092,537  $    568,866     $   451,202     $ 1,989,666
 Institutional Class....   161,741,687   288,933,798      39,471,939       8,468,737
                          ------------  ------------     -----------     -----------
  Total.................  $162,834,224  $289,502,664     $39,923,141     $10,458,403
                          ============  ============     ===========     ===========
Outstanding units of
 beneficial interest
 (shares)
 Retail Class...........       104,506        54,465          44,881         179,099
 Institutional Class....    15,364,087    27,610,200       3,915,452         760,450
                          ------------  ------------     -----------     -----------
  Total.................    15,468,593    27,664,665       3,960,333         939,459
                          ============  ============     ===========     ===========
Net Asset Value
 Retail Class--redemp-
  tion price per share..  $      10.45  $      10.44     $     10.05     $     11.11
                          ============  ============     ===========     ===========
 Retail Class--maximum
  sales charge..........          4.00%         4.00%           2.25%           5.25%
                          ------------  ------------     -----------     -----------
 Retail Class--maximum
  offering price per
  share (100%/(100%--
  maximum sales charge)
  of net asset value
  adjusted to nearest
  cent).................  $      10.89  $      10.88     $     10.28     $     11.73
                          ============  ============     ===========     ===========
 Institutional Class--
  offering and redemp-
  tion price per share..  $      10.53  $      10.46     $     10.08     $     11.14
                          ============  ============     ===========     ===========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1996

                                                      SHORT INTERMEDIATE
                                        U.S. TREASURY   U.S. TREASURY    GROWTH AND
                          GROWTH STOCK   SECURITIES       SECURITIES       INCOME
                              FUND          FUND             FUND           FUND
                          ------------  ------------- ------------------ ----------
INVESTMENT INCOME:
Interest income.........  $   563,003    $1,930,202      $ 1,230,870     $  162,495
Dividend income.........    2,741,023        10,605           15,129      1,436,098
                          -----------    ----------      -----------     ----------
  Total Income..........    3,304,026     1,940,807        1,245,999      1,598,593
                          -----------    ----------      -----------     ----------
EXPENSES:
Investment advisory
 fees...................    1,359,262       172,954          102,679        503,952
Administration fees.....      339,659        57,425           41,071        126,053
Distribution fees--Re-
 tail Class.............       35,002         7,880            6,511          4,658
Custodian fees..........       15,607         5,841            6,363         12,582
Accounting fees.........       53,199         9,579            7,486         21,384
Legal and audit fees....       64,906         8,372            8,447         23,350
Organization costs......        6,717        12,827            1,023            --
Trustees' fees and ex-
 penses.................       14,826         1,260            1,809          5,643
Transfer agent fees.....       16,405        11,863           12,991         13,640
Registration and filing
 fees...................       21,674           766            4,682          8,692
Printing costs..........       20,088         1,974            1,982          8,856
Other...................        4,686         1,891              564          1,318
                          -----------    ----------      -----------     ----------
  Total expenses before
   voluntary fee reduc-
   tions................    1,952,031       292,632          195,608        730,128
  Expenses voluntarily
   reduced..............      (92,335)      (16,992)         (55,692)       (28,733)
                          -----------    ----------      -----------     ----------
  Net Expenses..........    1,859,696       275,640          139,916        701,395
                          -----------    ----------      -----------     ----------
Net Investment Income...    1,444,330     1,665,167        1,106,083        897,198
                          -----------    ----------      -----------     ----------
REALIZED/UNREALIZED
 GAINS (LOSSES) FROM
 INVESTMENTS:
Net realized gains
 (losses) from invest-
 ment transactions......    2,853,413       610,897          (66,180)     4,517,339
Net change in unrealized
 appreciation
 (depreciation)
 from investments.......    9,013,715      (980,793)        (370,513)     1,140,677
                          -----------    ----------      -----------     ----------
Net realized/unrealized
 gains (losses) from in-
 vestments..............   11,867,128      (369,896)        (436,693)     5,658,016
                          -----------    ----------      -----------     ----------
Change in net assets re-
 sulting from opera-
 tions..................  $13,311,458    $1,295,271      $   669,390     $6,555,214
                          ===========    ==========      ===========     ==========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1996

                                                         TAX-FREE
                          DIVERSIFIED   TAX-FREE    SHORT INTERMEDIATE NEW ASIA
                          FIXED INCOME SECURITIES       SECURITIES      GROWTH
                              FUND        FUND             FUND          FUND
                          ------------ -----------  ------------------ ---------
INVESTMENT INCOME:
Interest income.........   $8,655,304  $16,628,597      $1,902,245     $     --
Dividend income.........      111,905       44,333          10,960       120,313
Foreign tax withholding.          --           --              --         (5,420)
                           ----------  -----------      ----------     ---------
  Total Income..........    8,767,209   16,672,930       1,913,205       114,893
                           ----------  -----------      ----------     ---------
EXPENSES:
Investment advisory
 fees...................      814,802    1,724,513         202,701        52,972
Administration fees.....      271,954      574,229          80,987        11,772
Distribution fees--
 Retail Class...........        4,367        6,100           2,609         8,046
Custodian fees..........       11,411       19,709           6,495        38,321
Accounting fees.........       45,603      106,514          18,454         1,761
Legal and audit fees....       52,263      112,998          15,819         4,681
Organization costs......          --           --              --         23,424
Trustees' fees and
 expenses...............       13,731       22,959           3,790           594
Transfer agent fees.....       16,051       18,669          12,951        15,738
Registration and filing
 fees...................       11,969       56,423           8,718         1,682
Printing costs..........       16,800       28,424           4,177        15,884
Other...................        2,040        9,376           1,297           366
                           ----------  -----------      ----------     ---------
 Total expenses before
  voluntary fee
  reductions and
  reimbursements........    1,260,991    2,679,914         357,998       175,241
 Expenses voluntarily
  reduced...............      (58,083)    (120,799)        (21,916)       (8,337)
 Expenses reimbursed....          --           --              --        (47,974)
                           ----------  -----------      ----------     ---------
  Net Expenses..........    1,202,908    2,559,115         336,082       118,930
                           ----------  -----------      ----------     ---------
Net Investment Income
 (Loss).................    7,564,301   14,113,815       1,577,123        (4,037)
                           ----------  -----------      ----------     ---------
REALIZED/UNREALIZED
 GAINS (LOSSES) FROM
 INVESTMENTS AND FOREIGN
 CURRENCIES:
Net realized gains from
 investment
 transactions...........    1,793,439    2,578,744         247,802       187,718
Net realized losses from
 foreign currency
 transactions...........          --           --              --        (55,916)
Net change in unrealized
 depreciation from
 investments............   (6,350,290)    (505,505)       (381,865)     (603,577)
Net change in unrealized
 appreciation from
 translation of assets
 and liabilities in
 foreign currencies.....          --           --              --          3,412
                           ----------  -----------      ----------     ---------
Net realized/unrealized
 gains (losses) from
 investments and foreign
 currencies.............   (4,556,851)   2,073,239        (134,063)     (468,363)
                           ----------  -----------      ----------     ---------
Change in net assets
 resulting from
 operations.............   $3,007,450  $16,187,054      $1,443,060     $(472,400)
                           ==========  ===========      ==========     =========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SHORT INTERMEDIATE
                                                              U.S. TREASURY                  U.S. TREASURY
                             GROWTH STOCK FUND               SECURITIES FUND                SECURITIES FUND
                         --------------------------     --------------------------     --------------------------
                         FOR THE YEAR  FOR THE YEAR     FOR THE YEAR  FOR THE YEAR     FOR THE YEAR  FOR THE YEAR
                            ENDED         ENDED            ENDED         ENDED            ENDED         ENDED
                           JULY 31,      JULY 31,         JULY 31,      JULY 31,         JULY 31,      JULY 31,
                             1996          1995             1996          1995             1996          1995
                         ------------  ------------     ------------  ------------     ------------  ------------
OPERATIONS:
 Net investment income.. $  1,444,330  $  1,414,887     $  1,665,167  $  3,360,178     $ 1,106,083   $   739,009
 Net realized gains
  (losses) from
  investment
  transactions..........    2,853,413     2,291,705          610,897    (4,219,260)        (66,180)        5,148
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........    9,013,715    20,099,233         (980,793)    6,833,930        (370,513)      344,160
                         ------------  ------------     ------------  ------------     -----------   -----------
Change in net assets
 resulting from
 operations.............   13,311,458    23,805,825        1,295,271     5,974,848         669,390     1,088,317
                         ------------  ------------     ------------  ------------     -----------   -----------
DISTRIBUTIONS TO RETAIL
 CLASS SHAREHOLDERS:
 From net investment
  income (a)............          --       (135,165)(b)          --       (786,481)(b)         --        (40,812)(b)
 From net investment
  income (a)............          --        (29,334)(c)          --        (40,655)(c)         --        (19,044)(c)
 From net investment
  income................      (26,967)          --           (58,924)          --          (44,406)          --
 In excess of net
  investment income.....          --            --            (9,639)          --           (3,140)          --
 From net realized
  gains.................      (73,928)          --               --            --              --            --
 In excess of net
  realized gains........     (168,943)          --               --            --           (2,008)          --
DISTRIBUTIONS TO
 INSTITUTIONAL CLASS
 SHAREHOLDERS:
 From net investment
  income (a)............          --     (1,224,225)(c)                 (2,520,822)(c)         --       (613,328)(c)
 From net investment
  income................   (1,401,180)          --        (1,606,243)          --       (1,061,677)          --
 In excess of net
  investment income.....          --            --          (262,742)          --          (75,078)          --
 From net realized
  gains.................   (2,779,485)          --               --            --              --            --
 In excess of net
  realized gains........   (6,351,795)          --               --            --          (35,758)          --
                         ------------  ------------     ------------  ------------     -----------   -----------
Change in net assets
 from shareholder
 distributions..........  (10,802,298)   (1,388,724)      (1,937,548)   (3,347,958)     (1,222,067)     (673,184)
                         ------------  ------------     ------------  ------------     -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................  133,828,085    82,513,604        1,647,781     2,718,467      18,121,546    16,852,167
 Dividends reinvested...    6,438,745       713,011        1,902,174     3,339,073         158,516       190,790
 Cost of shares
  redeemed.............. (105,692,774)  (21,022,651)     (30,979,541)  (16,510,086)     (9,729,562)   (4,173,175)
                         ------------  ------------     ------------  ------------     -----------   -----------
Change in net assets
 from share
 transactions...........   34,574,056    62,203,964      (27,429,586)  (10,452,546)      8,550,500    12,869,782
                         ------------  ------------     ------------  ------------     -----------   -----------
Change in net assets....   37,083,216    84,621,066      (28,071,863)   (7,825,656)      7,997,823    13,284,915
NET ASSETS:
 Beginning of period....  140,742,180    56,121,115       52,299,311    60,124,967      16,703,585     3,418,670
                         ------------  ------------     ------------  ------------     -----------   -----------
 End of period.......... $177,825,396  $140,742,180     $ 24,227,448  $ 52,299,311     $24,701,408   $16,703,585
                         ============  ============     ============  ============     ===========   ===========
SHARE TRANSACTIONS:
 Issued.................   11,098,985     8,237,688          173,866       307,618       1,882,513     1,803,713
 Reinvested.............      541,450        68,923          200,813       375,250          16,520        20,407
 Redeemed...............   (8,707,702)   (1,998,212)      (3,272,020)   (1,785,560)     (1,016,011)     (444,724)
                         ------------  ------------     ------------  ------------     -----------   -----------
Change in shares........    2,932,733     6,308,399       (2,897,341)   (1,102,692)        883,022     1,379,396
                         ============  ============     ============  ============     ===========   ===========

------
(a) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail class and transferred these shareholders into the Institutional class effective October 14, 1994.
(b) For the period August 1, 1994 through October 13, 1994.
(c) For the period October 14, 1994 through July 31, 1995.

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        DIVERSIFIED FIXED
                          GROWTH AND INCOME FUND           INCOME FUND          TAX-FREE SECURITIES FUND
                         -------------------------  --------------------------  --------------------------
                         FOR THE YEAR  OCTOBER 14,                 OCTOBER 14,  FOR THE YEAR  OCTOBER 14,
                            ENDED        1994 TO    FOR THE YEAR     1994 TO       ENDED        1994 TO
                           JULY 31,     JULY 31,        ENDED       JULY 31,      JULY 31,      JULY 31,
                             1996       1995 (a)    JULY 31, 1996   1995 (a)        1996        1995 (a)
                         ------------  -----------  -------------  -----------  ------------  ------------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income.. $    897,198  $   676,590  $  7,564,301   $ 2,357,474  $ 14,113,815  $ 10,774,359
 Net realized gains from
  investment
  transactions..........    4,517,339      276,982     1,793,439       741,453     2,578,744     2,569,877
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........    1,140,677    4,684,931    (6,350,290)    2,616,826      (505,505)   12,121,419
                         ------------  -----------  ------------   -----------  ------------  ------------
Change in net assets
 resulting from
 operations.............    6,555,214    5,638,503     3,007,450     5,715,753    16,187,054    25,465,655
                         ------------  -----------  ------------   -----------  ------------  ------------
DISTRIBUTIONS TO RETAIL
 CLASS SHAREHOLDERS:
 From net investment
  income................       (6,661)      (2,751)      (29,853)         (454)      (36,401)      (18,362)
 In excess of net
  investment income.....         (198)         --         (1,073)          --         (3,016)          --
 From net realized
  gains.................      (10,087)         --            --            --         (5,488)          --
 In excess of net
  realized gains........          --           --         (5,216)          --         (2,095)          --
DISTRIBUTIONS TO
 INSTITUTIONAL CLASS
 SHAREHOLDERS:
 From net investment
  income................     (890,537)    (624,885)   (7,534,448)   (2,085,093)  (14,077,414)   (9,586,530)
 In excess of net
  investment income.....      (26,449)         --       (270,854)          --     (1,166,451)          --
 From net realized
  gains.................   (1,430,857)         --            --            --     (2,573,256)          --
 In excess of net
  realized gains........          --           --     (1,188,466)          --       (982,014)          --
                         ------------  -----------  ------------   -----------  ------------  ------------
Change in net assets
 from shareholder
 distributions..........   (2,364,789)    (627,636)   (9,029,910)   (2,085,547)  (18,846,135)   (9,604,892)
                         ------------  -----------  ------------   -----------  ------------  ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................   51,831,280   40,974,709   199,818,303    56,868,583    29,212,660   293,909,646
 Dividends reinvested...    1,252,724        3,296       891,166         2,354     3,570,050        16,515
 Cost of shares
  redeemed..............  (23,786,655)  (3,889,573)  (86,706,905)   (5,647,023)  (22,829,691)  (27,578,198)
                         ------------  -----------  ------------   -----------  ------------  ------------
Change in net assets
 from share
 transactions...........   29,297,349   37,088,432   114,002,564    51,223,914     9,953,019   266,347,963
                         ------------  -----------  ------------   -----------  ------------  ------------
Change in net assets....   33,487,774   42,099,299   107,980,104    54,854,120     7,293,938   282,208,726
NET ASSETS:
 Beginning of period....   42,099,299          --     54,854,120           --    282,208,726           --
                         ------------  -----------  ------------   -----------  ------------  ------------
 End of period.......... $ 75,587,073  $42,099,299  $162,834,224   $54,854,120  $289,502,664  $282,208,726
                         ============  ===========  ============   ===========  ============  ============
SHARE TRANSACTIONS:
 Issued.................    4,307,112    4,055,447    18,193,814     5,603,737     2,767,223    29,476,881
 Reinvested.............      105,986          312        80,018           219       333,366         1,626
 Redeemed...............   (1,958,541)    (372,676)   (7,867,181)     (542,014)   (2,160,738)   (2,753,693)
                         ------------  -----------  ------------   -----------  ------------  ------------
Change in shares........    2,454,557    3,683,083    10,406,651     5,061,942       939,851    26,724,814
                         ============  ===========  ============   ===========  ============  ============

------
(a) Period from commencement of operations.

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                  TAX-FREE SHORT
                             INTERMEDIATE SECURITIES
                                       FUND               NEW ASIA GROWTH FUND
                             -------------------------  --------------------------
                             FOR THE YEAR  OCTOBER 14,  FOR THE YEAR  FEBRUARY 15,
                                 ENDED       1994 TO        ENDED       1995 TO
                               JULY 31,     JULY 31,      JULY 31,      JULY 31,
                                 1996        1995(a)        1996        1995(a)
                             ------------  -----------  ------------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)...................  $ 1,577,123   $ 1,220,408  $    (4,037)   $   10,915
 Net realized gains
  (losses) from investment
  transactions.............      247,802      (264,760)     187,718        78,817
 Net realized losses from
  foreign currency
  transactions.............          --            --       (55,916)      (11,617)
 Net change in unrealized
  appreciation
  (depreciation) from
  investments..............     (381,865)      673,377     (603,577)      165,196
 Net change in unrealized
  appreciation
  (depreciation) from
  translation
  of assets and liabilities
  in foreign currencies....          --            --         3,412        (3,150)
                             -----------   -----------  -----------    ----------
Change in net assets
 resulting from operations.    1,443,060     1,629,025     (472,400)      240,161
                             -----------   -----------  -----------    ----------
DISTRIBUTIONS TO RETAIL
 CLASS SHAREHOLDERS:
 From net investment
  income...................      (12,490)       (2,044)         --            --
 In excess of net
  investment income........       (1,065)          --        (1,121)          --
 From net realized gains...          --            --       (15,201)          --
DISTRIBUTIONS TO
 INSTITUTIONAL CLASS
 SHAREHOLDERS:
 From net investment
  income...................   (1,564,633)   (1,083,945)         --            --
 In excess of net
  investment income........     (133,354)          --        (7,846)          --
 From net realized gains...          --            --       (63,590)          --
                             -----------   -----------  -----------    ----------
Change in net assets from
 shareholder distributions.   (1,711,542)   (1,085,989)     (87,758)          --
                             -----------   -----------  -----------    ----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued...................    7,865,169    46,135,652   10,749,362     2,962,039
 Dividends reinvested......        9,183           755       59,730           --
 Cost of shares redeemed...   (7,982,805)   (6,379,367)  (2,981,295)      (11,436)
                             -----------   -----------  -----------    ----------
Change in net assets from
 share transactions........     (108,453)   39,757,040    7,827,797     2,950,603
                             -----------   -----------  -----------    ----------
Change in net assets.......     (376,935)   40,300,076    7,267,639     3,190,764
NET ASSETS:
 Beginning of period.......   40,300,076           --     3,190,764           --
                             -----------   -----------  -----------    ----------
 End of period.............  $39,923,141   $40,300,076  $10,458,403    $3,190,764
                             ===========   ===========  ===========    ==========
SHARE TRANSACTIONS:
 Issued....................      773,603     4,615,684      910,887       285,421
 Reinvested................          907            76        5,614           --
 Redeemed..................     (788,553)     (641,384)    (261,382)       (1,081)
                             -----------   -----------  -----------    ----------
Change in shares...........      (14,043)    3,974,376      655,119       284,340
                             ===========   ===========  ===========    ==========

------
(a) Period from commencement of operations.

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
GROWTH STOCK FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 COMMON STOCKS (90.1%):
 Banks (0.7%):
     15,000 BankAmerica Corp.....................................   $  1,196,250
                                                                    ------------
 Beverages (5.9%):
    138,000 Coca-Cola Co.........................................      6,468,750
    125,800 PepsiCo, Inc.........................................      3,978,425
                                                                    ------------
                                                                      10,447,175
                                                                    ------------
 Chemicals (1.7%):
     29,000 Avery Dennison Corp..................................      1,500,750
    111,000 Crompton & Knowles...................................      1,665,000
                                                                    ------------
                                                                       3,165,750
                                                                    ------------
 Computers & Peripherals (5.1%):
     54,500 Cabletron Systems (b)................................      3,120,125
     25,000 Cisco Systems (b)....................................      1,293,750
     26,000 Compaq Computer Corp. (b)............................      1,423,500
     73,400 Hewlett Packard Co...................................      3,229,600
                                                                    ------------
                                                                       9,066,975
                                                                    ------------
 Electrical Equipment (4.3%):
     81,800 General Electric Co..................................      6,738,275
     23,825 SCI Systems Inc. (b).................................        830,897
                                                                    ------------
                                                                       7,569,172
                                                                    ------------
 Electronic & Electrical (1.7%):
     77,700 AMP, Inc.............................................      3,001,162
                                                                    ------------
 Entertainment (1.1%):
     36,000 Walt Disney Co.......................................      2,002,500
                                                                    ------------
 Financial Services (1.3%):
     59,000 Automatic Data Processing, Inc.......................      2,337,875
                                                                    ------------
 Food Distributors (4.0%):
     96,000 Albertsons, Inc......................................      3,936,000
    110,000 Sysco Corp...........................................      3,190,000
                                                                    ------------
                                                                       7,126,000
                                                                    ------------
 Food Processing & Packaging (7.8%):
     88,300 ConAgra, Inc.........................................      3,752,750
     82,500 Pioneer Hi-Bred International, Inc...................      4,434,375
    133,050 Sara Lee Corp........................................      4,257,600
     28,000 Wm. Wrigley Jr. Co...................................      1,445,500
                                                                    ------------
                                                                      13,890,225
                                                                    ------------

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Funeral Services (1.9%):
     62,000 Service Corp. International..........................   $  3,417,750
                                                                    ------------
 Health Care (1.9%):
     66,250 Columbia HCA Healthcare..............................      3,395,313
                                                                    ------------
 Insurance (2.5%):
     48,000 American International Group, Inc....................      4,518,000
                                                                    ------------
 Manufacturing (1.9%):
     28,000 Illinois Tool Works, Inc.............................      1,802,500
     24,400 Minnesota Mining &
             Manufacturing Co....................................      1,586,000
                                                                    ------------
                                                                       3,388,500
                                                                    ------------
 Medical Supplies (3.2%):
    181,000 Biomet, Inc. (b).....................................      2,782,875
     60,000 Medtronic, Inc.......................................      2,842,500
                                                                    ------------
                                                                       5,625,375
                                                                    ------------
 Metal & Mineral Production (1.2%):
     75,000 Barrick Gold Corp....................................      2,090,625
                                                                    ------------
 Oil & Gas Exploration (1.6%):
     25,000 Mobil Corp...........................................      2,759,375
                                                                    ------------
 Oilfield Equipment & Services (0.4%):
     10,000 Schlumberger Ltd.....................................        800,000
                                                                    ------------
 Paint, Varnishes, Enamels (1.7%):
     65,000 Sherwin Williams Co..................................      2,941,250
                                                                    ------------
 Pharmaceuticals (14.4%):
    102,625 Abbott Laboratories..................................      4,515,500
     34,000 American Home Products Corp..........................      1,929,500
     61,200 Eli Lilly & Co.......................................      3,427,200
    100,018 Johnson & Johnson, Inc...............................      4,775,860
     65,000 Merck & Co., Inc.....................................      4,176,250
     51,000 Pfizer, Inc..........................................      3,563,625
     81,000 Pharmacia & Upjohn, Inc..............................      3,341,250
                                                                    ------------
                                                                      25,729,185
                                                                    ------------
 Publishing (1.6%):
     67,000 Readers Digest.......................................      2,772,125
                                                                    ------------
 Restaurants (1.2%):
     46,900 McDonald's Corp......................................      2,174,987
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
GROWTH STOCK FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Retail (3.1%):
     50,000 Dollar General Corp..................................   $  1,293,750
     62,550 Kohl's Corp. (b).....................................      1,962,506
     96,000 Wal-Mart Stores, Inc.................................      2,304,000
                                                                    ------------
                                                                       5,560,256
                                                                    ------------
 Semiconductors (2.3%):
     53,900 Intel Corp...........................................      4,049,238
                                                                    ------------
 Soaps & Cleaning Agents (2.9%):
     57,300 Procter & Gamble Co..................................      5,121,187
                                                                    ------------
 Software & Computer Services (3.6%):
     20,250 Computer Associates
             International, Inc..................................      1,030,219
     38,000 Microsoft (b)........................................      4,479,250
     24,000 Oracle Systems Corp. (b).............................        939,000
                                                                    ------------
                                                                       6,448,469
                                                                    ------------
 Steel (0.5%):
     18,000 Nucor Corp...........................................        843,750
                                                                    ------------
 Telecommunications (1.8%):
    117,875 Alltel Corp..........................................      3,226,828
                                                                    ------------
 Tobacco & Tobacco Products (2.7%):
     45,800 Philip Morris Cos., Inc..............................      4,791,825
                                                                    ------------
 Transportation--Air (1.4%):
     97,000 Southwest Airlines Co................................      2,400,750
                                                                    ------------

  SHARES
    OR
 PRINCIPAL                        SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   ------------
 COMMON STOCKS, CONTINUED:
 Utilities--Telecommunications (4.7%):
    54,425 Century Telephone Enterprises Inc.....................   $  1,734,797
     5,050 Frontier Corp.........................................        142,031
    50,000 GTE Corp..............................................      2,062,500
    92,150 SBC Communications....................................      4,503,831
                                                                    ------------
                                                                       8,443,159
                                                                    ------------
  Total Common Stocks                                                160,301,031
                                                                    ------------
 U.S. GOVERNMENT AGENCIES (2.8%):
 Federal National Mortgage Assoc.:
 5,000,000 5.23%, 8/23/96........................................      4,983,293
                                                                    ------------
  Total U.S. Government Agencies                                       4,983,293
                                                                    ------------
 U.S. Treasury Bills (2.2%):
 4,000,000 5.14%, 8/15/96........................................      3,991,708
                                                                    ------------
  Total U.S. Treasury Bills                                            3,991,708
                                                                    ------------
 Investment Companies (5.4%):
 4,583,551 Banc One Prime Money Market, Fiduciary Shares.........      4,583,551
    79,000 S & P 500 Depository Receipt (b)......................      5,060,938
                                                                    ------------
  Total Investment Companies                                           9,644,489
                                                                    ------------
  Total (Cost--$149,647,144) (a)                                    $178,920,521
                                                                    ============

---------
Percentages are based on net assets of $177,825,396.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion................  $32,212,995
   Unrealized deprecia-
    tion................  (2,939,618)
                          -----------
   Net unrealized appre-
    ciation.............  $29,273,377
                          ===========

(b) Non-income producing securities.

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
U.S. TREASURY SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 U.S. TREASURY BILLS (6.1%):
 1,500,000 5.11%, 9/19/96..........................................  $ 1,489,242
                                                                     -----------
  Total U.S. Treasury Bills                                            1,489,242
                                                                     -----------
 U.S. TREASURY BONDS (48.2%):
 2,150,000 7.63%, 2/15/07..........................................    2,224,605
 6,800,000 7.25%, 5/15/16..........................................    6,928,180
 2,500,000 7.13%, 2/15/23..........................................    2,513,250
                                                                     -----------
  Total U.S Treasury Bonds                                            11,666,035
                                                                     -----------
 U.S. TREASURY NOTES (41.9%):
 3,000,000 7.13%, 2/29/00..........................................    3,061,620
 4,160,000 7.75%, 2/15/01..........................................    4,356,352
 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
   980,000 8.00%, 5/15/01..........................................  $ 1,037,869
 1,000,000 7.50%, 2/15/05..........................................    1,047,370
   650,000 6.50%, 8/15/05..........................................      638,241
                                                                     -----------
  Total U.S Treasury Notes                                            10,141,452
                                                                     -----------
 INVESTMENT COMPANIES (1.6%):
   397,827 Bank One Treasury Money
            Market, Fiduciary Shares...............................      397,827
                                                                     -----------
  Total Investment Companies                                             397,827
                                                                     -----------
  Total (Cost--$23,093,188) (a)                                      $23,694,556
                                                                     ===========

------
Percentages are based on net assets of $24,227,448.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $55,550. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion..................  $735,323
   Unrealized deprecia-
    tion..................  (189,505)
                            --------
   Net unrealized appreci-
    ation.................  $545,818
                            ========

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. TREASURY NOTES (97.8%):
 3,400,000 6.00%, 12/31/97........................................   $ 3,399,762
 2,000,000 6.13%, 5/31/97.........................................     2,004,520
 1,100,000 7.25%, 2/15/98.........................................     1,118,106
 1,350,000 6.50%, 4/30/99.........................................     1,355,171
   800,000 6.75%, 6/30/99.........................................       808,120
   651,000 7.13%, 9/30/99.........................................       663,864
 1,000,000 7.88%, 11/15/99........................................     1,042,370
 5,500,000 6.25%, 5/31/00.........................................     5,455,175
 1,950,000 6.13%, 7/31/00.........................................     1,923,909
 1,700,000 5.63%, 11/30/00........................................     1,642,574
 3,100,000 5.50%, 12/31/00........................................     2,978,945
 1,800,000 6.25%, 2/15/03.........................................     1,762,218
                                                                     -----------
  Total U.S. Treasury Notes                                           24,154,734
                                                                     -----------
 SHARES OR
 PRINCIPAL             SECURITY                MARKET
  AMOUNT             DESCRIPTION                VALUE
 --------- -------------------------------   -----------
 INVESTMENT COMPANIES (1.2%):
  289,508  Bank One Treasury
            Money Market, Fiduciary Shares   $   289,508
                                             -----------
  Total Investment Companies                     289,508
                                             -----------
  Total (Cost--$24,650,387) (a)              $24,444,242
                                             ===========

------
Percentages are based on net assets of $24,701,408.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

   Unrealized apprecia-
    tion................. $ 111,841
   Unrealized deprecia-
    tion.................  (317,986)
                          ---------
   Net unrealized appre-
    ciation.............. $(206,145)
                          =========

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
GROWTH AND INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (95.8%):
 Aerospace/Defense (2.4%):
     7,306 Boeing Co..............................................   $   646,581
    22,400 Rockwell International Corp............................     1,176,000
                                                                     -----------
                                                                       1,822,581
                                                                     -----------
 Automotive Parts (1.9%):
    43,375 Echlin, Inc............................................     1,447,641
                                                                     -----------
 Banking (4.6%):
    21,560 Bank of Boston Corp....................................     1,142,680
    16,225 BankAmerica Corp.......................................     1,293,944
    23,004 Wachovia Corp..........................................     1,017,926
                                                                     -----------
                                                                       3,454,550
                                                                     -----------
 Beverages (2.4%):
    24,000 Coca-Cola Co...........................................     1,125,000
    23,108 PepsiCo, Inc...........................................       730,791
                                                                     -----------
                                                                       1,855,791
                                                                     -----------
 Chemicals (3.8%):
    51,025 Crompton & Knowles.....................................       765,375
    16,469 E.I. Du Pont De Nemours Co.............................     1,329,872
    14,200 Sigma-Aldrich..........................................       745,500
                                                                     -----------
                                                                       2,840,747
                                                                     -----------
 Computers & Peripherals (4.2%):
    12,175 Cisco Systems (b)......................................       630,056
    28,738 Hewlett Packard Co.....................................     1,264,472
    22,925 Sun Microsystems, Inc. (b).............................     1,252,278
                                                                     -----------
                                                                       3,146,806
                                                                     -----------
 Containers--Metal, Glass, Paper, Plastic (1.0%):
    23,150 Bemis, Inc.............................................       755,269
                                                                     -----------
 Electrical Equipment (5.1%):
    30,675 DSC Communications Corp. (b)...........................       920,250
    27,008 General Electric Co....................................     2,224,783
    21,000 SCI Systems, Inc. (b)..................................       732,375
                                                                     -----------
                                                                       3,877,408
                                                                     -----------
 Electronic & Electrical (1.3%):
    24,609 AMP, Inc...............................................       950,523
                                                                     -----------
 Financial Services (3.6%):
    46,137 MBNA Corp..............................................     1,286,069
    19,756 Student Loan Marketing Assoc...........................     1,442,188
                                                                     -----------
                                                                       2,728,257
                                                                     -----------
                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Food Distributors (1.0%):
    18,761 Albertsons, Inc........................................   $   769,201
                                                                     -----------
 Food Processing & Packaging (3.0%):
    18,450 Conagra, Inc...........................................       784,125
    66,450 Hormel Foods Corp......................................     1,495,125
                                                                     -----------
                                                                       2,279,250
                                                                     -----------
 Forest Products--Lumber, Paper (1.3%):
    26,300 International Paper Co.................................       996,113
                                                                     -----------
 Funeral Services (1.2%):
    16,825 Service Corp. International............................       927,478
                                                                     -----------
 Health Care (1.4%):
    20,950 Columbia HCA Healthcare................................     1,073,688
                                                                     -----------
 Heavy Machinery--Industrial, Farm, Construction (2.2%):
    29,850 Harnischfeger Industries, Inc..........................       925,350
    17,825 Ingersoll-Rand Co......................................       759,791
                                                                     -----------
                                                                       1,685,141
                                                                     -----------
 Insurance (2.9%):
    10,150 American International Group, Inc......................       955,369
    30,200 Travelers, Inc.........................................     1,275,950
                                                                     -----------
                                                                       2,231,319
                                                                     -----------
 Leisure--Recreation, Gaming (1.2%):
    33,875 Carnival Corp. Cruise Lines............................       910,391
                                                                     -----------
 Medical Supplies (0.9%):
    14,825 Medtronic, Inc.........................................       702,334
                                                                     -----------
 Oil & Gas Exploration, Production, & Services (7.9%):
    19,150 Amoco Corp.............................................     1,280,656
    17,050 Exxon Corp.............................................     1,402,363
    12,884 Mobil Corp.............................................     1,422,071
    35,850 Phillips Petroleum Co..................................     1,416,075
    10,450 Williams Co., Inc......................................       479,394
                                                                     -----------
                                                                       6,000,559
                                                                     -----------
 Oilfield Equipment & Services (1.0%):
     9,104 Schlumberger Ltd.......................................       728,320
                                                                     -----------
 Paint, Varnishes, Enamels (1.0%):
    16,450 Sherwin Williams Co....................................       744,363
                                                                     -----------
 Pharmaceuticals (7.4%):
    20,723 American Home Products Corp............................     1,176,030
    31,160 Johnson & Johnson, Inc.................................     1,487,890
    20,650 Pfizer, Inc............................................     1,442,919

                                   Continued

PACIFIC CAPITAL FUNDS
GROWTH AND INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Pharmaceuticals, continued:
    35,475 Pharmacia & Upjohn, Inc................................   $ 1,463,343
                                                                     -----------
                                                                       5,570,182
                                                                     -----------
 Publishing, Except Newspaper (1.6%):
    30,950 McGraw Hill, Inc.......................................     1,207,050
                                                                     -----------
 Restaurants (1.9%):
    83,175 Wendy's International..................................     1,413,975
                                                                     -----------
 Retail (4.0%):
    26,675 Dollar General Corp....................................       690,216
    29,909 May Department Stores..................................     1,342,165
    31,775 Walgreen Co............................................     1,008,856
                                                                     -----------
                                                                       3,041,237
                                                                     -----------
 Semiconductors (1.5%):
    14,650 Intel Corp.............................................     1,100,581
                                                                     -----------
 Soaps & Cleaning Agents (1.8%):
    15,100 Procter & Gamble Co....................................     1,349,563
                                                                     -----------
 Software & Computer Services (3.3%):
    13,280 Broderbund Software, Inc. (b)..........................       436,580
    18,760 Computer Associates International, Inc.................       954,415
     9,175 Microsoft Corp. (b)....................................     1,081,503
                                                                     -----------
                                                                       2,472,498
                                                                     -----------
 Steel (1.1%):
    18,200 Nucor Corp.............................................       853,125
                                                                     -----------
 Tobacco & Tobacco Products (3.0%):
    21,362 Philip Morris Cos., Inc................................     2,234,999
                                                                     -----------
                                   SECURITY                            MARKET
  SHARES                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Toys & Bicycles--Manufacturing (1.2%):
    35,900 Mattel, Inc............................................   $   888,525
                                                                     -----------
 Transportation (1.0%):
    25,425 Illinois Central Corp..................................       730,969
                                                                     -----------
 Transportation Leasing & Trucking (0.8%):
    25,950 Comair Holdings, Inc...................................       629,288
                                                                     -----------
 Utilities--Electric (4.9%):
    41,875 Illinova Corp..........................................     1,078,281
    76,275 Southern Co............................................     1,725,722
    33,239 Wisconsin Energy Corp..................................       884,988
                                                                     -----------
                                                                       3,688,991
                                                                     -----------
 Utilities--Telecommunications (7.0%):
    23,450 Century Telephone Enterprises, Inc.....................      $747,469
    49,900 Frontier Corp..........................................     1,403,438
    34,661 GTE Corp...............................................     1,429,766
    35,150 SBC Communications.....................................     1,717,956
                                                                     -----------
                                                                       5,298,629
                                                                     -----------
  Total Common Stocks                                                 72,407,342
                                                                     -----------
 INVESTMENT COMPANIES (5.0%):
 1,948,006 Banc One Prime Money Market, Fiduciary Shares..........     1,948,006
   500,000 Parkstone Prime Money Market, Institutional Shares.....       500,000
    21,100 S & P 500 Depository Receipt (b).......................     1,351,719
                                                                     -----------
  Total Investment Companies                                           3,799,725
                                                                     -----------
  Total (Cost--$70,381,459) (a)                                      $76,207,067
                                                                     ===========

------
Percentages are based on net assets of $75,587,073.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $52,014. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion................  $ 8,012,176
   Unrealized deprecia-
    tion................   (2,238,582)
                          -----------
   Net unrealized appre-
    ciation.............  $ 5,773,594
                          ===========

(b) Non income producing securities.

                      See Notes to Financial Statements.

PACIFIC CAPITAL FUNDS
DIVERSIFIED FIXED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 CORPORATE BONDS (42.5%):
 Banking (0.9%):
  1,600,000 Wachovia Corp., 6.38%, 2/1/09........................   $  1,472,000
                                                                    ------------
 Banking--Foreign (10.4%):
  5,000,000 Abbey National PLC, 6.69%, 10/17/05..................      4,787,500
  5,000,000 Bayerische Landesbank-NY, 6.20%, 2/9/06..............      4,662,500
  5,000,000 Dresdner Bank-NY, 6.63%, 9/15/05.....................      4,768,750
    700,000 Interamerican Development Bank, 8.50%, 3/15/11.......        779,625
  2,000,000 Swiss Bank Corp., 6.75%, 7/15/05.....................      1,927,500
                                                                    ------------
                                                                      16,925,875
                                                                    ------------
 Electric Services (6.8%):
  5,000,000 Con Edison-Ambac, 6.63%, 7/1/05......................      4,793,750
  1,500,000 Duke Power Co., 8.00%, 11/1/99.......................      1,558,125
  1,500,000 National Rural Utility, 6.45%, 4/1/01................      1,471,875
  3,500,000 National Rural Utility, 5.95%, 1/15/03...............      3,285,625
                                                                    ------------
                                                                      11,109,375
                                                                    ------------
 Electrical & Electronic (2.9%):
  5,000,000 Emerson Electric, 6.30%, 11/1/05.....................      4,706,250
                                                                    ------------
 Financial Services (9.5%):
  5,000,000 Associates Corp., 6.38%, 11/15/05....................      4,675,000
    500,000 General Electric Capital Corp., 8.10%, 1/26/99.......        517,500
  1,000,000 General Electric Capital Corp., 6.88%, 4/15/00.......      1,005,000
  5,000,000 General Electric Capital Corp., 7.88%, 12/1/06.......      5,237,500
  4,000,000 Norwest Financial Inc., 7.50%, 4/15/05...............      4,060,000
                                                                    ------------
                                                                      15,495,000
                                                                    ------------
 Health Care (2.2%):
  3,300,000 Johnson & Johnson, 8.72%, 11/1/24....................      3,543,375
                                                                    ------------
 Industrial Goods & Services (0.2%):
    350,000 Societe Nationale Elf Aquitaine, 8.00%, 10/15/01.....        367,063
                                                                    ------------
 Insurance (1.7%):
    350,000 MBIA Inc., 8.20%, 10/1/22............................        372,313

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 CORPORATE BONDS, CONTINUED:
 Insurance, continued:
  1,500,000 MBIA Inc., 7.00%, 12/15/25...........................   $  1,378,125
  1,000,000 St. Paul Cos., 7.29%, 8/28/07........................        982,500
                                                                    ------------
                                                                       2,732,938
                                                                    ------------
 Investment Companies (0.4%):
    700,000 Merrill Lynch & Co. Inc., 7.00%, 4/27/08.............        673,750
                                                                    ------------
 Oil & Gas Exploration & Production Services (1.9%):
  1,050,000 Amoco Canada, 7.95%, 10/1/22.........................      1,061,812
  2,000,000 Shell Oil Co., 6.70%, 8/15/02........................      1,982,500
                                                                    ------------
                                                                       3,044,312
                                                                    ------------
 Restaurants (2.9%):
  5,000,000 McDonald's Corp., 6.63%, 9/1/05......................      4,800,000
                                                                    ------------
 Retail Stores (0.9%):
  1,400,000 Wal-Mart Stores, 8.00%, 9/15/06......................      1,477,000
                                                                    ------------
 Telecommunications (1.8%):
    650,000 BellSouth Telecommunications, 6.25%, 5/15/03.........        628,063
    795,000 BellSouth Telecommunications, 7.00%, 2/1/05..........        789,037
  1,500,000 New England Telephone & Telegraph, 6.25%, 3/15/03....      1,438,125
                                                                    ------------
                                                                       2,855,225
                                                                    ------------
 Total Corporate Bonds                                                69,202,163
                                                                    ------------
 U.S. GOVERNMENT AGENCIES (10.5%):
 Agency for International Development:
  3,000,000 Israel, 6.05%, 8/15/00...............................      2,921,250
 Federal Home Loan Mortgage Corp.:
  3,000,000 7.35%, 5/16/05.......................................      2,978,460
  1,000,000 7.23%, 5/17/05.......................................        984,870
 Federal National Mortgage Assoc.:
  3,000,000 Discount, 8/5/96.....................................      2,997,825
  3,000,000 7.90%, 4/10/02.......................................      3,014,220
  1,400,000 7.40%, 7/1/04........................................      1,427,510
  2,000,000 7.25%, 3/21/11.......................................      1,959,220
 Tennessee Valley Authority:
    750,000 8.63%, 11/15/29......................................        797,812
                                                                    ------------
 Total U.S. Government Agencies                                       17,081,167
                                                                    ------------

                                   Continued

PACIFIC CAPITAL FUNDS
DIVERSIFIED FIXED INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 U.S. TREASURY BONDS (9.4%):
 15,000,000 7.25%, 5/15/16.......................................   $ 15,282,750
                                                                    ------------
 Total U.S. Treasury Bonds                                            15,282,750
                                                                    ------------
 U.S. TREASURY NOTES (35.2%):
 15,000,000 5.88%, 8/15/98.......................................     14,904,600
  9,500,000 6.75%, 4/30/00.......................................      9,582,745
 13,500,000 6.25%, 2/15/03.......................................     13,216,635
  7,500,000 7.25%, 8/15/04.......................................      7,738,725
 12,000,000 6.50%, 5/15/05.......................................     11,794,080
                                                                    ------------
 Total U.S. Treasury Notes                                            57,236,785
                                                                    ------------
   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 INVESTMENT COMPANIES (0.1%):
    233,972 Banc One Prime Money Market, Fiduciary Shares........   $    233,972
                                                                    ------------
 Total Investment Companies                                              233,972
                                                                    ------------
 Total (Cost--$162,770,301) (a)                                     $159,036,837
                                                                    ============

------
Percentages are based on net assets of $162,834,224.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $11,085. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized apprecia-
    tion...............     $780,368
   Unrealized deprecia-
    tion...............   (4,524,917)
                         -----------
   Net unrealized de-
    preciation.........  $(3,744,549)
                         ===========

PLC Public Limited Company

                      See Notes to Financial Statements.

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                       DESCRIPTION                           VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS (79.0%):
 California (4.8%):
  1,500,000 Metropolitan Water District, 5.00%, 7/1/15, MBIA....   $  1,376,250
  3,000,000 Metropolitan Water District, Southern California,
             5.75%, 7/1/21, MBIA................................      2,985,000
  2,565,000 Northern California Transmission, Oregon
             Transmission Project, Series A, 7.00%, 5/1/13,
             MBIA...............................................      2,968,988
  1,735,000 San Francisco, Bay Area Rapid Transit, District
             Sales Tax Revenue, 5.50%, 7/1/15, FGIC.............      1,695,962
  5,000,000 State Department Water, Series P, 6.00%, 12/1/20,
             FGIC...............................................      5,043,750
                                                                   ------------
                                                                     14,069,950
                                                                   ------------
 Colorado (0.3%):
  1,000,000 Adams & Arapaho County, 5.35%, 12/1/15, FGIC........        953,750
                                                                   ------------
 Connecticut (0.3%):
  1,000,000 Connecticut State, Special Tax Obligation Revenue,
             6.25%, 10/1/14, FGIC...............................      1,041,250
                                                                   ------------
 Florida (7.4%):
  1,000,000 Dade County, Water & Sewer, 5.50%, 10/1/15, FGIC....        976,250
  3,000,000 Florida State, Board of Education, Series A, 5.50%,
             6/1/17.............................................      2,910,000
  2,205,000 Florida State, Board of Education, Series E, 5.75%,
             6/1/19.............................................      2,191,219
  2,000,000 Florida State, Bond Finance Department, General
             Services Environmental Revenue, 5.75%, 7/1/13,
             AMBAC..............................................      2,012,500
  2,000,000 Florida State, General Services Division, Facilities
             Management Revenue, Series B, 5.70%, 9/1/20, AMBAC.      1,980,000
  3,500,000 Florida State, Turnpike Authority Revenue,
             Department of Transportation, 5.50%, 7/1/17, FGIC..      3,421,250
   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                       DESCRIPTION                           VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Florida, continued:
  2,000,000 Florida State, Turnpike Revenue, Department of
             Transportation, 5.50%, 7/1/21, FGIC................   $  1,937,500
  2,875,000 Orange County, Public Tax Service, 6.00%, 10/1/24,
             FGIC...............................................      2,932,500
  2,565,000 Orlando, Utilities Community Water & Electric
             Revenue Refunding, Series D, 6.75%, 10/1/17........      2,949,750
                                                                   ------------
                                                                     21,310,969
                                                                   ------------
 Georgia (2.9%):
  1,285,000 Georgia State, Municipal Electric Authority Revenue,
             Series B, 6.13%, 1/1/14, FGIC......................      1,325,156
  1,605,000 Metropolitan Atlanta, Rapid Transportation
             Authority, Sales Tax Revenue, Series P, 6.25%,
             7/1/11, AMBAC......................................      1,739,419
  4,690,000 Municipal Electric Authority, Third Crossover,
             6.60%, 1/1/18, MBIA................................      5,194,175
                                                                   ------------
                                                                      8,258,750
                                                                   ------------
 Hawaii (38.3%):
  5,000,000 Hawaii, GO, 6.05%, 1/1/08, FGIC.....................      5,206,250
    640,000 Hawaii, GO, 5.50%, 6/1/08, FGIC.....................        643,200
  1,345,000 Hawaii, GO, Series BT, 6.38%, 2/1/09, Pre-refunded
             on 2/1/01 @ 101....................................      1,450,919
    640,000 Hawaii, GO, 5.50%, 6/1/09, FGIC.....................        640,800
  1,035,000 Hawaii, GO, 5.00%, 7/1/09, FGIC.....................        984,544
  2,000,000 Hawaii, GO, 6.00%, 10/1/09, FGIC....................      2,125,000
  4,490,000 Hawaii, GO, 6.13%, 2/1/10, Pre-refunded on 2/1/01 @
             101................................................      4,793,075
    640,000 Hawaii, GO, Series CE, 5.50%, 6/1/10, FGIC..........        638,400
  4,000,000 Hawaii, GO, Series CK, 5.25%, 9/1/10, FGIC..........      3,890,000
  3,145,000 Hawaii, GO, 5.25%, 6/1/13, FGIC.....................      3,015,268
  1,000,000 Hawaii, GO, Series CL, 5.25%, 3/1/16, FGIC..........        943,750
  1,315,000 Hawaii County, GO, 4.50%, 2/1/03....................      1,287,056
  1,375,000 Hawaii County, GO, Series A, 4.50%, 2/1/04, FGIC....      1,330,313

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------  ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
  1,810,000 Hawaii County, GO, Series A, 5.00%, 2/1/10, FGIC......  $  1,710,450
  1,305,000 Hawaii County, GO, Series A, 7.30%, 6/1/10, Pre-
             refunded on 6/1/00 @ 101.............................     1,443,655
  2,095,000 Hawaii County, GO, Series A, 5.10%, 2/1/13............     1,966,681
    415,000 Hawaii County, GO, Series A, 5.60%, 5/1/13, FGIC......       416,038
  2,320,000 Hawaii County, GO, 5.20%, 2/1/15......................     2,180,800
  1,455,000 Hawaii Department Budget & Finance, Queens Health
             System, 5.88%, 7/1/11................................     1,458,638
  1,745,000 Hawaii Department Budget & Finance, Queens Health
             System, 6.05%, 7/1/16................................     1,755,906
  1,170,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage, Kapiolani Health Care System, 6.30%,
             7/1/08, MBIA.........................................     1,237,275
  2,535,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage, Kapiolani Health Care System, 6.40%,
             7/1/13, MBIA.........................................     2,652,244
  1,385,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, 6.90%, 7/1/04, FGIC................     1,464,637
  3,680,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, 7.00%, 7/1/08, FGIC................     3,891,600
  2,535,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, 6.88%, 4/1/12, MBIA................     2,620,480
    965,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, 6.88%, 4/1/12, MBIA................       997,540
   SHARES
     OR
 PRINCIPAL                        SECURITY                           MARKET
   AMOUNT                       DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------  ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
  1,605,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, 6.50%, 7/1/12, FGIC..............  $  1,641,113
  2,820,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, 7.20%, 12/1/14, MBIA.............     3,094,950
  1,285,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, Series A, 6.25%, 3/1/21..........     1,315,519
    965,000 Hawaii Department Transportation, Special Facility
             Revenue, 5.75%, 3/1/13.............................       936,050
    965,000 Hawaii Harbor Capital Improvement Revenue, 6.20%,
             7/1/08, MBIA.......................................     1,015,663
  4,525,000 Hawaii Housing Finance & Development Corp., 5.85%,
             7/1/17.............................................     4,496,719
  1,925,000 Hawaii Housing Finance & Development Corp., Federal
             National Mortgage Assoc., 5.70%, 7/1/13............     1,903,343
  4,185,000 Hawaii Housing Finance & Development Corp., Federal
             National Mortgage Assoc., 7.00%, 7/1/31............     4,331,475
  1,580,000 Hawaii Housing Finance & Development Corp., Single
             Family Mortgage Purchase Revenue, Series B, 6.90%,
             7/1/16.............................................     1,639,250
  2,340,000 Hawaii Housing Finance & Development Corp.,
             University of Hawaii Housing, 5.70%, 10/1/25,
             AMBAC..............................................     2,316,600
  2,565,000 Honolulu City & County, Series A, 7.35%, 7/1/06,
             FGIC...............................................     3,004,256
  3,000,000 Honolulu City & County, Series A, 6.00%, 1/1/11,
             FGIC...............................................     3,153,750
  3,000,000 Honolulu City & County, Series A, 5.75%, 4/1/11,
             FGIC...............................................     3,063,750

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
  1,605,000 Honolulu City & County, Series A, 5.75%, 4/1/12,
             FGIC................................................   $  1,641,113
  1,380,000 Honolulu City & County, GO, Series A, 5.00%, 11/1/12,
             MBIA................................................      1,281,674
  2,890,000 Honolulu City & County, Series A, 5.75%, 4/1/13,
             FGIC................................................      2,944,188
  1,480,000 Honolulu City & County, Series C, 7.15%, 6/1/10, Pre-
             refunded on 6/1/00 @ 101............................      1,629,850
  1,055,000 Honolulu City & County Water, 6.00%, 12/1/10, FGIC...      1,114,344
  1,595,000 Honolulu City & County Water, 6.00%, 12/1/11, FGIC...      1,680,731
    640,000 Honolulu City & County Water, 6.00%, 12/1/14, FGIC...        670,400
  1,280,000 Honolulu City & County Refunding & Improvement,
             Series B, 5.50%, 10/1/11, FGIC......................      1,283,200
    640,000 Honolulu City & County Refunding & Improvement,
             Series B, 5.25%, 10/1/12, FGIC......................        620,800
    630,000 Kauai County, 5.35%, 8/1/02..........................        648,113
    535,000 Kauai County, 7.20%, 8/1/02, AMBAC, Pre-refunded on
             8/1/00 @ 101........................................        591,844
    695,000 Kauai County, 5.55%, 8/1/04..........................        721,063
    740,000 Kauai County, 5.65%, 8/1/05..........................        770,525
    780,000 Kauai County, 5.75%, 8/1/06..........................        814,124
    710,000 Kauai County, 7.40%, 8/1/06, AMBAC, Pre-refunded on
             8/1/00 @ 101........................................        790,763
    690,000 Kauai County, 7.50%, 8/1/08, AMBAC, Pre-refunded on
             8/1/00 @ 101........................................        771,075
    925,000 Kauai County, Series C, 5.90%, 8/1/09, AMBAC.........        965,469
  1,020,000 Maui County, GO, 5.90%, 6/1/14.......................      1,039,125
  1,605,000 Maui County, Series A, 6.80%, 12/1/07, Pre-refunded
             on 12/1/00 @ 101....................................      1,763,494
    645,000 Maui County Refunding, 5.25%, 9/1/06.................        645,805
   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                       DESCRIPTION                           VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
    890,000 Maui County Refunding, 5.13%, 12/15/10..............   $    854,400
    355,000 Maui County Water, Series A, 6.10%, 12/1/02, Pre-
             refunded on 12/1/01 @ 101, FGIC....................        382,956
    375,000 Maui County Water, Series A, 6.20%, 12/1/03, FGIC...        406,406
    400,000 Maui County Water, Series A, 6.30%, 12/1/04, Pre-
             refunded on 12/1/01 @ 101, FGIC....................        435,500
    425,000 Maui County Water, Series A, 6.40%, 12/1/05, Pre-
             refunded on 12/1/01 @ 101, FGIC....................        464,313
    390,000 Maui County Water, Series A, 6.50%, 12/1/06, Pre-
             refunded on 12/1/01 @ 101, FGIC....................        428,025
    380,000 Maui County Water, Series A, 6.60%, 12/1/07, Pre-
             refunded on 12/1/01 @ 101, FGIC....................        418,950
    520,000 Maui County Water, Series A, 6.65%, 12/1/08, Pre-
             refunded on 12/1/01 @ 101, FGIC....................        574,600
    455,000 Maui County Water, Series A, 6.65%, 12/1/09, Pre-
             refunded on 12/1/01 @ 101, FGIC....................        502,775
    595,000 Maui County Water, Series A, 6.70%, 12/1/10, Pre-
             refunded on 12/1/01 @ 101, FGIC....................        658,963
    535,000 Maui County Water, Series A, 6.70%, 12/1/11, Pre-
             refunded on 12/1/01 @ 101, FGIC....................        592,513
                                                                   ------------
                                                                    110,764,058
                                                                   ------------
 Kansas (1.7%):
  2,565,000 Burlington Pollution Control Refunding, Kansas Gas &
             Electric Co. Project, 7.00%, 6/1/31................      2,808,675
  2,000,000 Kansas City, Utilities System Revenue Refunding &
             Improvement, 6.38%, 9/1/23.........................      2,090,000
                                                                   ------------
                                                                      4,898,675
                                                                   ------------

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                       DESCRIPTION                           VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Maine (0.7%):
  1,925,000 Maine State Turnpike Authority, Turnpike Revenue,
             6.00%, 7/1/14......................................   $  1,958,688
                                                                   ------------
 Massachusetts (2.4%):
  3,790,000 Commonwealth of Massachusetts, Series B, 5.50%,
             7/1/15.............................................      3,676,300
  2,375,000 Massachusetts State Health & Educational Authority,
             Series P, 5.60%, 11/1/16...........................      2,363,125
  1,000,000 Massachusetts State Water Pollution Abatement Trust,
             5.70%, 2/1/13......................................      1,000,000
                                                                   ------------
                                                                      7,039,425
                                                                   ------------
 Michigan (2.3%):
  4,000,000 Michigan Environmental Protection Program, GO,
             5.40%, 11/1/19.....................................      3,810,000
  1,545,000 Michigan Strategic Obligations Revenue, 6.95%,
             5/1/11.............................................      1,757,437
  1,250,000 Saline Area Schools, GO, 5.50%, 5/1/15, FGIC........      1,221,875
                                                                   ------------
                                                                      6,789,312
                                                                   ------------
 Minnesota (0.8%):
  2,000,000 North St. Paul, Maplewood, Independent School
             District, No. 622, Series A, 6.88%, 2/1/15, Pre-
             refunded on 2/1/05 @ 100...........................      2,260,000
                                                                   ------------
 New Jersey (1.3%):
  2,000,000 New Jersey Wastewater Treatment Trust, Series B,
             6.38%, 4/1/14......................................      2,120,000
  1,500,000 South Brunswick Township Board of Education, 6.40%,
             8/1/14, FGIC.......................................      1,593,750
                                                                   ------------
                                                                      3,713,750
                                                                   ------------
 New Mexico (1.5%):
  2,000,000 Rio Rancho Water & Waste Water Systems Revenue,
             Series A, 5.90%, 5/15/15, FSA......................      2,007,500
  2,085,000 Santa Fe Revenue, 6.25%, 6/1/15, Pre-refunded on
             6/1/04 @ 100.......................................      2,267,437
                                                                   ------------
                                                                      4,274,937
                                                                   ------------
   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                       DESCRIPTION                           VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 North Carolina (1.2%):
  3,085,000 North Carolina Easton Municipal Power, 6.50%,
             1/1/18.............................................   $  3,447,488
                                                                   ------------
 Ohio (0.7%):
  1,120,000 Cleveland Waterworks Revenue, 6.25%, 1/1/16.........      1,157,800
  1,000,000 Ohio Water Development Authority Pollution Control,
             5.50%, 12/1/15, MBIA...............................        972,500
                                                                   ------------
                                                                      2,130,300
                                                                   ------------
 Oregon (0.6%):
  1,605,000 Umatilla County, School District Number 016R,
             Pendleton, 6.00%, 7/1/14, AMBAC....................      1,671,206
                                                                   ------------
 Pennsylvania (1.1%):
  3,150,000 Southeastern Pennsylvania Transportation Authority,
             Series A, 6.00%, 3/1/15, FGIC......................      3,216,938
                                                                   ------------
 South Carolina (0.9%):
  2,285,000 Piedmont Municipal Power Agency, South Carolina
             Electric Refunding, Series A, 6.50%, 1/1/14, FGIC..      2,490,650
                                                                   ------------
 Tennessee (3.2%):
  1,000,000 Johnson City, School Sales Tax, 6.70%, 5/1/21.......      1,078,750
  1,965,000 Shelby County School, Series B, 6.00%, 3/1/19.......      1,989,562
  6,300,000 Shelby County Refunding, Series A, 5.63%, 4/1/15....      6,229,125
                                                                   ------------
                                                                      9,297,437
                                                                   ------------
 Texas (2.2%):
  1,520,000 Harris County, Certificates of Obligation, 6.00%,
             10/1/15............................................      1,567,500
  1,280,000 Texas State Public Financial Authority, Series A,
             6.00%, 10/1/12.....................................      1,316,800
  1,400,000 Texas State, Series Correction, 5.75%, 8/1/18.......      1,398,250

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Texas, continued:
  2,000,000 Texas State Refunding, Public Finance Authority,
             Series A, 5.95%, 10/1/15...........................   $  2,032,500
                                                                   ------------
                                                                      6,315,050
                                                                   ------------
 Virginia (4.4%):
  3,500,000 Commonwealth of Virginia Public School Authority,
             5.63%, 6/1/15......................................      3,469,375
  2,995,000 Fairfax County Public Improvement, Series A, 5.50%,
             6/1/14.............................................      2,972,538
  1,925,000 Fairfax County Refunding, Series C, 5.40%, 5/1/11...      1,929,812
  2,750,000 Norfolk Water Revenue, 5.75%, 11/1/13, MBIA.........      2,763,750
  1,750,000 Richmond Refunding, 5.20%, 1/15/14..................      1,662,500
                                                                   ------------
                                                                     12,797,975
                                                                   ------------
  Total Municipal Bonds                                             228,700,558
                                                                   ------------
 DAILY DEMAND NOTES (0.4%):
 Idaho (0.4%):
  1,200,000 Idaho Health Facilities, St. Luke Medical Center,
             3.65%, 5/1/22, LOC: Credit Suisse *................      1,200,000
                                                                   ------------
  Total Daily Demand Notes                                            1,200,000
                                                                   ------------
 ALTERNATIVE MINIMUM TAX PAPER (19.2%):
 Hawaii (18.7%):
    740,000 Hawaii Airports System Revenue, 7.00%, 7/1/10, FGIC,
             AMT................................................        809,375
    510,000 Hawaii Airports System Revenue, 7.38%, 7/1/11,
             AMBAC, AMT.........................................        558,450
    640,000 Hawaii Airports System Revenue, 7.30%, 7/1/20,
             AMBAC, AMT.........................................        698,400
    320,000 Hawaii Airports System Revenue, Second Series,
             7.50%, 7/1/09 FGIC, AMT............................        352,000
 10,585,000 Hawaii Airports System Revenue, Second Series,
             6.90%, 7/1/12, MBIA, AMT...........................     11,934,588
  1,890,000 Hawaii Airports System Revenue, Second Series,
             7.00%, 7/1/18, MBIA, AMT...........................      2,045,925

   SHARES
     OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
  2,320,000 Hawaii Airports System Revenue, Second Series, 7.50%,
             7/1/20, FGIC, AMT...................................   $  2,546,200
  1,500,000 Hawaii Airports System Revenue, Second Series, 6.75%,
             7/1/21, AMT, MBIA...................................      1,582,500
    425,000 Hawaii Department Budget & Finance, Series C, 7.38%,
             9/1/18, AMT.........................................        430,078
  3,205,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, 6.60%, 7/1/22, AMT................      3,317,175
  1,475,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, 6.55%, 12/1/22, MBIA, AMT.........      1,539,531
  7,000,000 Hawaii Department Budget & Finance, Special Purpose
             Mortgage Revenue, Series A, 6.60%, 1/1/25, MBIA,
             AMT.................................................      7,341,250
  3,000,000 Hawaii Department Budget & Finance, Special Purpose
             Revenue, Series A, 6.20%, 5/1/26, MBIA, AMT.........      3,052,500
  1,825,000 Hawaii Harbor Capital Improvement Revenue, 6.10%,
             7/1/07, FGIC, AMT...................................      1,911,688
  1,605,000 Hawaii Harbor Capital Improvement Revenue, 7.25%,
             7/1/10, MBIA, AMT...................................      1,747,443
  2,245,000 Hawaii Harbor Capital Improvement Revenue, 7.00%,
             7/1/17, MBIA, AMT...................................      2,416,181
  1,350,000 Hawaii Harbor Capital Improvement Revenue, 6.50%,
             7/1/19, FGIC, AMT...................................      1,402,313
  3,205,000 Hawaii Harbor Capital Improvement Revenue, 6.38%,
             7/1/24, FGIC, AMT...................................      3,313,169

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SECURITIES FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                       DESCRIPTION                           VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
  3,205,000 Hawaii Housing Finance & Development Corp., Single
             Family Mortgage Revenue, Series A, 6.00%, 7/1/26,
             AMT................................................   $  3,160,931
  2,500,000 Hawaii Student Loan, 3.65%, 9/1/10, AMT, LOC: Nat
             West*..............................................      2,500,000
  1,445,000 Honolulu City & County, Series B, 7.25%, 2/1/08,
             FGIC, AMT..........................................      1,556,988
                                                                   ------------
                                                                     54,216,685
                                                                   ------------

   SHARES
     OR
 PRINCIPAL                        SECURITY                            MARKET
   AMOUNT                       DESCRIPTION                           VALUE
 ---------- ----------------------------------------------------   ------------
 MUNICIPAL BONDS, CONTINUED:
 Oregon (0.5%):
  1,500,000 Portland Airports Revenue, International Airport
             Series 10, 5.88%, 7/1/15, AMT......................   $  1,516,875
                                                                   ------------
  Total Alternative Minimum Tax Paper                                55,733,560
                                                                   ------------
 INVESTMENT COMPANIES (0.2%):
    664,684 Nuveen Tax Free Money Market........................        664,683
                                                                   ------------
  Total Investment Companies                                            664,683
                                                                   ------------
  Total (Cost--$274,682,887) (a)                                   $286,298,801
                                                                   ============

------
Percentages are based on net assets of $289,502,664.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1996.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized
    appreciation........ $12,655,660
   Unrealized
    depreciation........  (1,039,746)
                         -----------
   Net unrealized
    appreciation........ $11,615,914
                         ===========

AMBAC  Indemnity Corporation
AMT    Alternative Minimum Tax Paper
GO     General Obligation
FGIC   Insured by Financial Guaranty Insurance Corp.
FSA    Insured by Financial Security Assurance
MBIA   Insured by Municipal Bond Insurance Association

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 ALTERNATIVE MINIMUM TAX PAPER (19.5%):
 Florida (2.6%):
 1,000,000 Dade County, Aviation Revenue, 5.75%, 10/1/99.........   $ 1,040,000
                                                                    -----------
 Hawaii (11.7%):
 1,000,000 Hawaii State Airports System, Revenue Refunding,
            5.15%, 7/1/98........................................     1,015,000
 1,050,000 Hawaii State Airports System, Revenue, 5.30%, 7/1/99,
            AMT..................................................     1,072,312
 2,000,000 Hawaii State Airports System, Revenue, Second Series,
            5.45%, 7/1/00, AMT, MBIA.............................     2,047,840
   550,000 Hawaii State Housing Finance & Development, Series A,
            4.40%, 7/1/98, AMT...................................       549,313
                                                                    -----------
                                                                      4,684,465
                                                                    -----------
 Texas (5.2%):
   550,000 Brazos, Higher Education Authority, Series A-2, 5.60%,
            6/1/99, AMT..........................................       563,063
 1,500,000 Texas State College Student Loan, 5.10%, 8/1/99, AMT..     1,518,750
                                                                    -----------
                                                                      2,081,813
                                                                    -----------
  Total Alternative Minimum Tax Paper                                 7,806,278
                                                                    -----------
 MUNICIPAL BONDS (77.3%):
 Alaska (2.5%):
 1,000,000 Alaska State Housing Finance Corp., 4.60%, 6/1/00.....     1,001,250
                                                                    -----------
 Arizona (8.3%):
   750,000 Arizona State Transportation Board, 5.50%, 1/1/00.....       775,313
 1,000,000 Phoenix, 5.70%, 7/1/99................................     1,036,250
 1,500,000 Salt River Project, Arizona Agricultural, Series B,
            4.45%, 1/1/00........................................     1,488,750
                                                                    -----------
                                                                      3,300,313
                                                                    -----------
 Hawaii (43.2%):
 2,500,000 Hawaii State Airport System Revenue, 5.55%, 7/1/00,
            MBIA.................................................     2,581,250
 1,500,000 Hawaii State Airport System Revenue Refunding, 5.40%,
            7/1/99...............................................     1,539,375

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Hawaii, continued:
   270,000 Hawaii State Community Development Authority, Special
            Tax Assessment, 4.20%, 7/1/97........................   $   269,198
   120,000 Hawaii State Community Development Authority, District
            #1, Special Tax Assessment, 4.45%, 7/1/98............       120,300
   165,000 Hawaii State Community Development Authority, District
            #2, Special Tax Assessment, 4.45%, 7/1/98............       165,413
 3,000,000 Hawaii State, GO, 5.50%, 1/1/00.......................     3,086,250
 2,500,000 Hawaii State, GO, Series Cd, 4.60%, 2/1/00............     2,503,125
 1,500,000 Hawaii State, GO, Series Ck, 5.00%, 9/1/00, FGIC......     1,522,500
 1,200,000 Hawaii State, GO, Series Cl, 4.50%, 3/1/01, FGIC......     1,191,000
   700,000 Honolulu, City & County GO, Series A, 5.10%, 1/1/00,
            FGIC.................................................       711,375
 1,000,000 Honolulu, City & County GO, Series A, 4.40%, 11/1/00,
            MBIA.................................................       991,250
   750,000 Honolulu, City & County GO, Series B, 5.10%, 6/1/00,
            FGIC.................................................       763,125
   375,000 Honolulu, City & County Improvement District, 5.85%,
            10/15/97.............................................       383,906
   370,000 Honolulu, City & County Improvement District, 6.05%,
            10/15/98.............................................       382,950
   370,000 Honolulu, City & County Improvement District, 6.20%,
            10/15/99.............................................       387,575
   620,000 Maui County, GO, Series A, 5.35%, 6/1/00..............       636,275
                                                                    -----------
                                                                     17,234,866
                                                                    -----------
 Massachusetts (3.2%):
 1,265,000 Massachusetts State Construction, Series D, 5.13%,
            11/1/00..............................................     1,288,719
                                                                    -----------

                                   Continued

PACIFIC CAPITAL FUNDS
TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Minnesota (5.6%):
   700,000 Minnesota State, GO, 5.00%, 8/1/00....................   $   714,000
 1,500,000 Minnesota State Revenue, Series A, 5.00%, 6/30/01,
            AMBAC................................................     1,518,750
                                                                    -----------
                                                                      2,232,750
                                                                    -----------
 New Jersey (2.5%):
 1,000,000 New Jersey State Transit Authority, Series B, 4.50%,
            6/15/00, MBIA........................................       998,750
                                                                    -----------
 Oregon (2.5%):
 1,000,000 Oregon State, GO, Higher Education, Series C, 4.60%,
            3/1/00...............................................     1,005,000
                                                                    -----------
 Puerto Rico (2.5%):
 1,000,000 University of Puerto Rico, University Revenue
            Refunding, Series N, 4.63%, 6/1/00, MBIA.............     1,005,000
                                                                    -----------

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Rhode Island (3.2%):
 1,250,000 Rhode Island Housing & Mortgage Financial Corp., MFH
            Series A, 5.00%, 7/1/00, AMBAC.......................   $ 1,278,125
                                                                    -----------
 Texas (1.3%):
   500,000 Tarrant County Texas Health Facilities Development,
            4.75%, 9/1/00, AMBAC.................................       501,250
                                                                    -----------
 Wisconsin (2.5%):
 1,000,000 Milwaukee, GO, 5.00%, 2/1/01..........................     1,015,000
                                                                    -----------
  Total Municipal Bonds                                              30,861,023
                                                                    -----------
 INVESTMENT COMPANIES (1.2%):
   470,867 Nuveen Tax Free Money Market..........................       470,867
                                                                    -----------
  Total Investment Companies                                            470,867
                                                                    -----------
  Total (Cost--$38,846,656) (a)                                     $39,138,168
                                                                    ===========

------
Percentages are based on net assets of $39,923,141.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized apprecia-
    tion..................  $391,984
   Unrealized deprecia-
    tion..................  (100,472)
                            --------
   Net unrealized appreci-
    ation.................  $291,512
                            ========

AMBAC  Insured by AMBAC Indemnity Corporation
AMT    Alternative Minimum Tax Paper
FGIC   Insured by Financial Guaranty Insurance Corporation
GO     General Obligation
MBIA   Insured by Municipal Bond Insurance Association
MFH    Multi-Family Housing

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
NEW ASIA GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1996

                                   SECURITY                             MARKET
 SHARES                          DESCRIPTION                            VALUE
 ------- -----------------------------------------------------------  ----------
 COMMON STOCKS (86.2%):
 Hong Kong (30.3%):
 Consumer Goods (1.1%):
 500,000 Tingyi (Cayman Islands) Holding Co. (b)....................  $  109,914
                                                                      ----------
 Diversified-Conglomerates, Holding Companies (7.6%):
  67,000 Citic Pacific Ltd..........................................     276,376
 170,000 First Pacific Co. Ltd......................................     258,299
  43,000 Hutchison Whampoa Ltd......................................     256,889
                                                                      ----------
                                                                         791,564
                                                                      ----------
 Electrical Equipment (1.1%):
 590,000 Elec & Eltek (Bermuda) International Holdings (b)..........     111,388
                                                                      ----------
 Financial Services (2.6%):
  13,200 Dah Sing Financial Holdings Ltd............................      38,576
  14,800 HSBC Holdings PLC..........................................     236,355
                                                                      ----------
                                                                         274,931
                                                                      ----------
 Food Distributors & Wholesalers (2.8%):
 600,000 NG Fung Hong Ltd...........................................     290,950
                                                                      ----------
 Real Estate (9.6%):
 140,000 Amoy Properties Ltd........................................     155,690
  41,000 Cheung Kong Holdings Ltd. (b)..............................     279,667
 514,000 Fairyoung Holdings Ltd. (b)................................     222,660
  48,000 Henderson Land Development Co. Ltd.........................     342,933
                                                                      ----------
                                                                       1,000,950
                                                                      ----------
 Textile Manufacturing (1.3%):
 500,000 Chaifa Holdings Ltd. (b)...................................     140,626
                                                                      ----------
 Utilities-Electric (2.4%):
 147,000 Consolidated Electric Power Asia Ltd. (b)..................     253,766
                                                                      ----------
 Wholesale & International Trade (1.8%):
 227,000 Goldlion Holdings Ltd. (b).................................     190,798
                                                                      ----------
  Total Hong Kong                                                      3,164,887
                                                                      ----------
 Indonesia (6.6%):
 Chemicals (1.6%):
 120,000 PT Budi Acid Jaya..........................................     172,230
                                                                      ----------
 Construction (2.0%):
  90,000 PT Semen Gresik (Persero)..................................     203,806
                                                                      ----------
 Technology (0.5%):
  55,000 PT Bukaka Teknik Utama.....................................      49,118
                                                                      ----------
 Tobacco & Tobacco Products (0.7%):
  20,000 PT Gudang Garam............................................      71,869
                                                                      ----------

                        SECURITY                  MARKET
 SHARES                DESCRIPTION                VALUE
 -------  ------------------------------------- ----------
 COMMON STOCKS, CONTINUED:
 Indonesia, continued:
 Transportation (1.8%):
 204,000  PT Steady Safe (b)................... $  190,857
                                                ----------
  Total Indonesia                                  687,880
                                                ----------
 Malaysia (15.6%):
 Chemicals (1.5%):
  60,000  Metacorp Berhad......................    153,877
                                                ----------
 Construction (3.9%):
 180,000  Sunrise Berhad (b)...................    403,927
                                                ----------
 Engineering, Industrial Construction (2.0%):
  55,000  Ekran Berhad (b).....................    207,173
                                                ----------
 Financial Services (3.1%):
 200,000  Berjaya Capital Berhad (b)...........    180,325
 100,000  Public Finance Berhad (b)............    145,862
                                                ----------
                                                   326,187
                                                ----------
 Holding Companies (1.7%):
  50,000  Arab Malaysian Corp. Berhad (b)......    181,326
                                                ----------
 Real Estate (2.0%):
  85,000  Malaysian Resources Corp. Berhad (b).    212,883
                                                ----------
 Retail (1.4%):
 120,000  LARUT Consolidated Berhad (b)........    150,030
                                                ----------
  Total Malaysia                                 1,635,403
                                                ----------
 Philippines (6.7%):
 Automotive Parts (2.0%):
 644,000  Republic Glass Holdings Corp.........    208,891
                                                ----------
 Real Estate (4.7%):
 325,000  Fil-Estate Land, Inc.................    341,061
 760,000  Robinson's Land Corp., Series B (b)..    150,811
                                                ----------
                                                   491,872
                                                ----------
  Total Philippines                                700,763
                                                ----------
 Singapore (1.5%):
 Hotels & Motels (1.5%):
  45,000  Orchard Parade Holdings Ltd..........    162,409
                                                ----------
  Total Singapore                                  162,409
                                                ----------
 Thailand (13.3%):
 Chemicals (0.2%):
   4,700  Thai Plastic & Chemical PLC (b)......     24,007
                                                ----------

                                   Continued

PACIFIC CAPITAL FUNDS
NEW ASIA GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1996

                                   SECURITY                             MARKET
 SHARES                          DESCRIPTION                            VALUE
 ------- -----------------------------------------------------------  ----------
 COMMON STOCKS, CONTINUED:
 Thailand, continued:
 Electrical Services (2.9%):
  74,000 Cogeneration PLC (b).......................................  $  298,871
                                                                      ----------
 Financial Services (5.6%):
  26,000 Finance One................................................     133,835
  26,700 Krung Thai Bank PLC........................................     103,607
   9,000 National Finance & Securities..............................      26,727
  27,500 Phatra Thanakit PLC........................................     172,045
  22,000 Thai Farmers Bank PLC (b)..................................     145,476
                                                                      ----------
                                                                         581,690
                                                                      ----------
 Manufacturing-Consumer Goods (1.6%):
 170,000 Aromatics Thailand PLC (b).................................     164,918
                                                                      ----------
 Mining (2.2%):
   8,500 Banpu PLC..................................................     230,212
                                                                      ----------
 Oil & Gas Exploration, Production & Services (0.8%):
   7,100 PTT Exploration & Production PLC...........................      88,838
                                                                      ----------
  Total Thailand                                                       1,388,536
                                                                      ----------
 United States (12.2%):
 Automobiles (1.7%):
  12,000 Tata Engineering & Locomotive Co. GDR (b)..................     180,000
                                                                      ----------
 Computers & Peripherals (1.2%):
  11,200 Macronix International Co. Ltd. ADR (b)....................     126,700
                                                                      ----------

                                   SECURITY                             MARKET
 SHARES                          DESCRIPTION                            VALUE
 ------- -----------------------------------------------------------  ----------
 COMMON STOCKS, CONTINUED:
 United States, continued:
 Construction & Housing (3.2%):
  15,200 Dong-Ah Construction Industrial Co. EDR (b)................  $  338,200
                                                                      ----------
 Electrical Equipment (4.8%):
   8,000 Bombay Suburban Electric
          Supply Ltd. (b)...........................................     146,000
  60,000 Elec & Eltek International Co. Ltd.........................     163,200
     542 Sams E-GD96NV-N (b)........................................      11,721
      16 Sams EL-GD96V-N (b)........................................         692
      54 Samsung Electronics GDR N (b)..............................       2,335
   1,800 Samsung Electronics GDR US.................................      45,000
  19,200 Silicone Precision GDR (b).................................     129,984
                                                                      ----------
                                                                         498,932
                                                                      ----------
 Food Processing & Packaging (1.3%):
  60,000 Want Want Holdings Ltd. (b)................................     138,600
                                                                      ----------
  Total United States                                                  1,282,432
                                                                      ----------
  Total Common Stocks                                                  9,022,310
                                                                      ----------
 RIGHTS/WARRANTS (0.1%):
 Malaysia (0.1%):
  32,000 Public Finance Berhad Rights...............................       6,925
                                                                      ----------
 United States (0.0%):
  15,200 Dong Ah Construction Ind 96-tech EDR.......................          --
                                                                      ----------
  Total Rights/Warrants                                                    6,925
                                                                      ----------
  Total (Cost--$9,467,465)(a)                                         $9,029,235
                                                                      ==========

FORWARD CURRENCY CONTRACTS:

                                                         CONTRACT
                                      DELIVERY CONTRACT VALUE (U.S.
                                        DATE    PRICE    DOLLARS)   DEPRECIATION
                                      -------- -------- ----------- ------------
CURRENCY PURCHASED:
Philippine Peso......................  8/1/96   $26.24    $22,088      $ (29)
Thai Bahts...........................  8/1/96    25.37     32,536       (148)
                                                          -------      -----
                                                          $54,624      $(177)
                                                          =======      =====

                                                         CONTRACT
                                      DELIVERY CONTRACT VALUE (U.S.
                                        DATE    PRICE    DOLLARS)   DEPRECIATION
                                      -------- -------- ----------- ------------
CURRENCY SOLD:
Malaysian Dollar.....................  8/5/96   $2.488    $39,879      $(128)
Thai Bahts...........................  8/1/96   25.072        435         (3)
                                                          -------      -----
                                                          $40,314      $(131)
                                                          =======      =====

------
Percentages are based on net assets of $10,458,403.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:
   Unrealized apprecia-
    tion................. $ 115,094
   Unrealized deprecia-
    tion.................  (553,324)
                          ---------
   Net unrealized depre-
    ciation.............. $(438,230)
                          =========
(b) Represents non-income producing security.
ADR   American Depository Receipt
EDR   European Depository Receipt
GDR   Global Depository Receipt
PLC   Public Limited Company

                       See Notes to Financial Statements.

PACIFIC CAPITAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 1996

1. ORGANIZATION

 Pacific Capital Funds (the "Trust") was organized on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended, ("the 1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (individually, a "Fund" and collectively, the "Funds"): Growth Stock Fund, U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Growth and Income Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, and New Asia Growth Fund. The Trust is authorized to issue for each Fund an unlimited number of shares without par value in two classes of shares: Retail Class and Institutional Class. The Institutional Class commenced operations October 14, 1994 when the Trust identified those Institutional Shareholders that were part of the Retail Class (as of October 13, 1994) and transferred the Shareholders into the Institutional Class. Retail Class Shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectuses. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) fees paid by Retail Class Shares, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

 The Funds' investment objectives are as follows. Growth Stock Fund seeks long-term capital appreciation; U.S. Treasury Securities Fund and Short Intermediate U.S. Treasury Securities Fund seek a high level of current income consistent with prudent risk of capital. Growth and Income Fund seeks primarily current income and secondarily capital appreciation. Diversified Fixed Income Fund seeks a high level of current income. Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund seek a high level of current income exempt from federal and Hawaii income taxes. New Asia Growth Fund seeks long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION

  Investments of the Funds for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") are valued at last reported sale price on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean of the latest quoted bid and asked prices. Securities, including thinly traded, unlisted, and restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser under the supervision of the Fund's Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. Money market instruments and other debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in foreign securities, currency holdings and other assets and liabilities of New Asia Growth Fund are valued based on quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates. The differences between the cost and market values of securities are reflected as either unrealized appreciation or depreciation.


                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1996

  SECURITIES TRANSACTIONS AND RELATED INCOME

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date and is reduced by applicable foreign taxes withheld. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  FOREIGN CURRENCY TRANSLATION

  The New Asia Growth Fund isolates that portion of the results of operations resulting from changes in currency exchange rates from the fluctuation arising from changes in market prices of securities held.

  Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions. Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

  RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available in the New Asia Growth Fund and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

  Withholding taxes on foreign dividends have been provided for in accordance with the New Asia Growth Fund's understanding of applicable countries' tax rules and rates.

  FORWARD CURRENCY EXCHANGE CONTRACTS

  The New Asia Growth Fund may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies. The Fund may enter into currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward currency contracts to purchase or to sell foreign currencies. A forward foreign currency contract is an obligation by the Fund to purchase or to sell a specific currency at a future date at a price set at the time of the contract. The Fund may use forward foreign currency exchange contracts in order to protect against uncertainty in fluctuations of future foreign exchange rates. The use of such forward

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1996

  contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.

  WHEN-ISSUED AND FORWARD COMMITMENTS

  The Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a forward commitment. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The value of securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

  REPURCHASE AGREEMENTS

  The Funds may acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which Hawaiian Trust Company, Limited ("Hawaiian Trust") deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price ("repurchase agreement"). The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

  DIVIDENDS TO SHAREHOLDERS

  Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Securities Fund, Short Intermediate U.S. Treasury Securities Fund, Diversified Fixed Income Fund, Tax-Free Securities Fund, and Tax-Free Short Intermediate Securities Fund. Dividends from net investment income are declared and paid monthly for the Growth Stock Fund and Growth and Income Fund. Dividends from net investment income are declared and paid quarterly for the New Asia Growth Fund. Distributable net realized capital gains, if any, are declared and distributed annually.

  Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions and deferrals of certain losses. Permanent book and tax basis differences are reflected in the components of net assets.


                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1996

  FEDERAL INCOME TAXES

  Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  ORGANIZATION COSTS

  Costs incurred by the Trust in connection with organization, registration and the initial public offering of shares have been deferred and are amortized using the straight-line method over a period of two years from the commencement of the public offering of shares of each Fund. In the event that any of the initial shares of a Fund are redeemed during such period by any holder thereof, the Trust will reduce the redemption proceeds otherwise payable to such holder to cover any unamortized organizational expenses of the Trust in the same proportion as the number of initial shares of the Fund being redeemed bears to the number of initial shares of the Trust outstanding at the time of redemption.

  CONCENTRATION OF CREDIT RISK

  The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund have a majority of their investments in the securities of issuers in Hawaii. Such concentration may subject the Fund to the effects of economic changes occurring within that State.

  OTHER

  Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses for the Funds or the Trust are prorated to the Funds on the basis of relative net assets or other appropriate basis.

3. PURCHASES AND SALES OF SECURITIES

 Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 1996 are as follows:

                                                         PURCHASES      SALES
                                                        ------------ -----------
  Growth Stock Fund.................................... $127,216,990 $93,331,275
  U.S. Treasury Securities Fund........................    4,293,385  34,368,828
  Short Intermediate U.S. Treasury Securities Fund.....   15,669,617   9,168,899
  Growth and Income Fund...............................   79,843,714  46,845,973
  Diversified Fixed Income Fund........................  209,733,272  77,472,503
  Tax-Free Securities Fund.............................   74,992,960  70,042,525
  Tax-Free Short Intermediate Securities Fund..........   22,073,029  21,863,212
  New Asia Growth Fund.................................   11,714,868   4,574,925

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1996

4. RELATED PARTY TRANSACTIONS

 Investment advisory services are provided to the Trust by Hawaiian Trust (the "Adviser"). Under the terms of the investment advisory agreement with the Trust, the Adviser is entitled to receive fees based on a percentage of the average net assets of the Fund. Hawaiian Trust also served the Trust as custodian prior to November 1995. Under the terms of the custodian agreement, the custodian is entitled to receive fees based on a percentage of the average net assets of each Fund and is entitled to be reimbursed for its reasonable out-of-pocket expenses incurred in the performance of its duties under the agreement. November 1995, Bank One became custodian pursuant to a custodian agreement with the Trust. The custodian agreement entitles Bank One to receive fees based on transaction volume.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS, with whom certain officers and a trustee of the Trust are affiliated, serves the Trust as principal underwriter and administrator. Such officers and trustee are not paid any fees directly by the Funds for serving as officers and trustee of the Trust. Under the terms of the management and administration agreement, BISYS's fees are computed at an annual rate of 0.20% of the average daily net assets of each Fund.

 BISYS also serves as the Trust's distributor and receives fees for providing distribution services in accordance with a Distribution Agreement (the "Agreement") pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, Retail Class Shares pay BISYS a fee not to exceed, on an annual basis, 0.75% of the average daily net assets attributable to the Retail Class of shares of each Fund for payments BISYS makes to banks, including the Adviser, other institutions and broker/dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance. For the year ended July 31, 1996, BISYS, as the Trust's principal underwriter, received approximately $149,309 from commissions on sales of Retail Class shares of which $128,062 was reallowed to affiliated dealers of the Trust's shares and $18,390 was reallowed to other dealers of the Trust's shares.

 BISYS Ohio serves the Trust as fund accountant. Under the terms of the fund accounting agreement, BISYS Ohio is entitled to receive fees based on a percentage of the average net assets of each Fund and is reimbursed for certain out-of-pocket expenses incurred in providing fund accounting services.

 Fees may be voluntarily reduced or expenses reimbursed to assist the Funds in maintaining competitive expense ratios.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1996

 Information regarding these transactions for the year ended July 31, 1996 is as follows:

                             INVESTMENT ADVISORY FEES
                            ---------------------------
                            ANNUAL FEE AS A             ADMINISTRATION   12b-1 FEES
                             PERCENTAGE OF     FEES          FEES       VOLUNTARILY
                             AVERAGE DAILY  VOLUNTARILY  VOLUNTARILY     REDUCED--     EXPENSES  ACCOUNTING
                              NET ASSETS      REDUCED      REDUCED     (RETAIL CLASS) REIMBURSED    FEES
                            --------------- ----------- -------------- -------------- ---------- ----------
  Growth Stock Fund.......       0.80%        $  --        $69,003        $23,332       $  --     $53,199
  U.S. Treasury Securities
   Fund...................       0.60%           --         11,742          5,250          --       9,579
  Short Intermediate U.S.
   Treasury Securities
   Fund...................       0.50%        41,079        10,271          4,342          --       7,486
  Growth and Income Fund..       0.80%           --         25,623          3,110          --      21,384
  Diversified Fixed Income
   Fund...................       0.60%           --         55,166          2,917          --      45,603
  Tax-Free Securities
   Fund...................       0.60%           --        116,727          4,072          --     106,514
  Tax-Free Short
   Intermediate Securities
   Fund...................       0.50%           --         20,177          1,739          --      18,454
  New Asia Growth Fund....       0.90%           --          2,965          5,372       47,974      1,761

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1996

5. CAPITAL SHARE TRANSACTIONS:

 Transactions in capital shares for the Trust were as follows:

                                                            U.S. TREASURY
                               GROWTH STOCK FUND           SECURITIES FUND
                            -------------------------  ------------------------
                               AMOUNT        SHARES       AMOUNT       SHARES
                            -------------  ----------  ------------  ----------
                               FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                 JULY 31, 1996              JULY 31, 1996
                            -------------------------  ------------------------
  RETAIL CLASS SHARES:
  Shares issued...........  $   2,212,900     181,079  $    120,008      12,543
  Dividends reinvested....        269,722      22,667        60,138       6,342
  Shares redeemed.........     (1,174,009)    (94,879)     (205,941)    (21,534)
                            -------------  ----------  ------------  ----------
  Net increase............  $   1,308,613     108,867  $    (25,795)     (2,649)
                            =============  ==========  ============  ==========
  INSTITUTIONAL CLASS
   SHARES:
  Shares issued...........  $ 131,615,185  10,917,906  $  1,527,773     161,323
  Dividends reinvested....      6,169,023     518,783     1,842,036     194,471
  Shares redeemed.........   (104,518,765) (8,612,823)  (30,773,600) (3,250,486)
                            -------------  ----------  ------------  ----------
  Net increase............  $  33,265,443   2,823,866  $(27,403,791) (2,894,692)
                            =============  ==========  ============  ==========
                               FOR THE YEAR ENDED        FOR THE YEAR ENDED
                                JULY 31, 1995(A)          JULY 31, 1995(A)
                            -------------------------  ------------------------
  RETAIL CLASS SHARES:
  Exchange out to Institu-
   tional Class (a).......  $ (53,141,072) (5,373,213) $(57,119,258) (6,595,757)
  Shares issued...........      2,302,509     232,372       713,608      79,829
  Dividends reinvested....        164,056      16,321       822,476      92,953
  Shares redeemed.........     (2,510,546)   (251,844)   (1,047,673)   (118,142)
                            -------------  ----------  ------------  ----------
  Net increase............  $ (53,185,053) (5,376,364) $(56,630,847) (6,541,117)
                            =============  ==========  ============  ==========
  INSTITUTIONAL CLASS
   SHARES:
  Exchange in from Retail
   Class (a)..............  $  53,141,072   5,373,213  $ 57,119,258   6,595,757
  Shares issued...........     80,211,095   8,005,315     2,004,859     227,789
  Dividends reinvested....        548,955      52,603     2,516,597     282,297
  Shares redeemed.........    (18,512,105) (1,746,368)  (15,462,413) (1,667,418)
                            -------------  ----------  ------------  ----------
  Net increase............  $ 115,389,017  11,684,763  $ 46,178,301   5,438,425
                            =============  ==========  ============  ==========

------
(a) On October 13, 1994, the Trust identified those institutional shareholders that were part of the Retail class and transferred these shareholders into the Institutional class effective October 14, 1994.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1996

                            SHORT INTERMEDIATE U.S.
                            TREASURY SECURITIES FUND   GROWTH AND INCOME FUND
                            -------------------------- ------------------------
                                 AMOUNT        SHARES     AMOUNT       SHARES
                            ------------  ------------ ------------  ----------
                               FOR THE YEAR ENDED        FOR THE  YEAR ENDED
                                 JULY 31, 1996              JULY 31, 1996
                            -------------------------- ------------------------
  RETAIL CLASS SHARES:
  Shares issued...........  $    747,638       76,883  $    924,629      74,394
  Dividends reinvested....        47,554        4,976        16,890       1,409
  Shares redeemed.........       (95,449)      (9,947)     (128,162)    (10,325)
                            ------------  -----------  ------------  ----------
  Net increase............  $    699,743       71,912  $    813,357      65,478
                            ============  ===========  ============  ==========
  INSTITUTIONAL CLASS
   SHARES:
  Shares issued...........  $ 17,373,908    1,805,630  $ 50,906,651   4,232,718
  Dividends reinvested....       110,962       11,544     1,235,834     104,577
  Shares redeemed.........    (9,634,113)  (1,006,064)  (23,658,493) (1,948,216)
                            ------------  -----------  ------------  ----------
  Net increase............  $  7,850,757      811,110  $ 28,483,992   2,389,079
                            ============  ===========  ============  ==========
                                                          OCTOBER 14, 1994
                               FOR THE YEAR ENDED              THROUGH
                                JULY 31, 1995(a)          JULY 31, 1995(b)
                            -------------------------- ------------------------
  RETAIL CLASS SHARES:
  Exchange out to Institu-
   tional Class (a).......  $ (2,996,089)    (322,160)
  Shares issued...........       122,119       12,825  $    295,585      28,572
  Dividends reinvested....        57,771        6,162         2,751         260
  Shares redeemed.........       (47,185)      (5,005)       (1,461)       (137)
                            ------------  -----------  ------------  ----------
  Net increase............  $ (2,863,384)    (308,178) $    296,875      28,695
                            ============  ===========  ============  ==========
  INSTITUTIONAL CLASS
   SHARES:
  Exchange in from Retail
   Class (a)..............  $  2,996,089      322,160
  Shares issued...........    16,730,048    1,790,888  $ 40,679,124   4,026,875
  Dividends reinvested....       133,019       14,245           545          52
  Shares redeemed.........    (4,125,990)    (439,719)   (3,888,112)   (372,539)
                            ------------  -----------  ------------  ----------
  Net increase............  $ 15,733,166    1,687,574  $ 36,791,557   3,654,388
                            ============  ===========  ============  ==========

------
(a) On October 13, 1994, the Trust identified those institutional shareholders that were part of the Retail class and transferred these shareholders into the Institutional class effective October 14, 1994.
(b) Period from commencement of operations.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1996

                             DIVERSIFIED FIXED             TAX-FREE
                                INCOME FUND             SECURITIES FUND
                          ------------------------  ------------------------
                             AMOUNT       SHARES       AMOUNT       SHARES
                          ------------  ----------  ------------  ----------
                            FOR THE YEAR ENDED        FOR THE YEAR ENDED
                               JULY 31, 1996             JULY 31, 1996
                          ------------------------  ------------------------
  RETAIL CLASS SHARES:
  Shares issued.......... $  1,199,728     107,934  $    619,694      58,332
  Dividends reinvested...       35,296       3,293        17,516       1,652
  Shares redeemed........     (100,216)     (9,260)     (608,257)    (58,984)
                          ------------  ----------  ------------  ----------
  Net increase........... $  1,134,808     101,967  $     28,953       1,000
                          ============  ==========  ============  ==========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued.......... $198,618,575  18,085,880  $ 28,592,966   2,708,891
  Dividends reinvested...      855,870      76,725     3,552,534     331,714
  Shares redeemed........  (86,606,689) (7,857,921)  (22,221,434) (2,101,754)
                          ------------  ----------  ------------  ----------
  Net increase........... $112,867,756  10,304,684  $  9,924,066     938,851
                          ============  ==========  ============  ==========
                             OCTOBER 14, 1994          OCTOBER 14, 1994
                                  THROUGH                   THROUGH
                             JULY 31, 1995(a)          JULY 31, 1995(a)
                          ------------------------  ------------------------
  RETAIL CLASS SHARES:
  Shares issued.......... $     25,920       2,495  $    528,482      54,846
  Dividends reinvested...          454          44        10,172       1,019
  Shares redeemed........          --          --        (25,416)     (2,400)
                          ------------  ----------  ------------  ----------
  Net increase........... $     26,374       2,539  $    513,238      53,465
                          ============  ==========  ============  ==========
  INSTITUTIONAL CLASS
  SHARES:
  Shares issued.......... $ 56,842,663   5,601,242  $293,381,164  29,422,035
  Dividends reinvested...        1,900         175         6,343         607
  Shares redeemed........   (5,647,023)   (542,014)  (27,552,782) (2,751,293)
                          ------------  ----------  ------------  ----------
  Net increase........... $ 51,197,540   5,059,403  $265,834,725  26,671,349
                          ============  ==========  ============  ==========

------
(a) Period from commencement of operations.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1996

                                        TAX-FREE
                                   SHORT INTERMEDIATE          NEW ASIA
                                     SECURITIES FUND          GROWTH FUND
                                  ----------------------  --------------------
                                    AMOUNT      SHARES      AMOUNT     SHARES
                                  -----------  ---------  ----------  --------
                                   FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                      JULY 31, 1996          JULY 31, 1996
                                  ----------------------  --------------------
  RETAIL CLASS SHARES:
  Shares issued.................. $   194,515     19,329  $1,841,034   156,856
  Dividends reinvested...........       2,672        265      13,647     1,284
  Shares redeemed................     (52,273)    (5,147)   (101,353)   (8,592)
                                  -----------  ---------  ----------  --------
  Net increase................... $   144,914     14,447  $1,753,328   149,548
                                  ===========  =========  ==========  ========
  INSTITUTIONAL CLASS SHARES:
  Shares issued.................. $ 7,670,654    754,274  $8,908,328   754,031
  Dividends reinvested...........       6,511        642      46,083     4,330
  Shares redeemed................  (7,930,532)  (783,406) (2,879,942) (252,790)
                                  -----------  ---------  ----------  --------
  Net increase................... $  (253,367)   (28,490) $6,074,469   505,571
                                  ===========  =========  ==========  ========
                                    OCTOBER 14, 1994       FEBRUARY 15, 1995
                                         THROUGH                THROUGH
                                    JULY 31, 1995(a)       JULY 31, 1995(a)
                                  ----------------------  --------------------
  RETAIL CLASS SHARES:
  Shares issued.................. $   304,476     30,574  $  309,769    29,601
  Dividends reinvested...........          83          9         --        --
  Shares redeemed................      (1,469)      (149)     (1,510)     (140)
                                  -----------  ---------  ----------  --------
  Net increase................... $   303,090     30,434  $  308,259    29,461
                                  ===========  =========  ==========  ========
  INSTITUTIONAL CLASS SHARES:
  Shares issued.................. $45,831,176  4,585,110  $2,652,270   255,820
  Dividends reinvested...........         672         67         --        --
  Shares redeemed................  (6,377,898)  (641,235)     (9,926)     (941)
                                  -----------  ---------  ----------  --------
  Net increase................... $39,453,950  3,943,942  $2,642,344   254,879
                                  ===========  =========  ==========  ========

------
(a) Period from commencement of operations.

6. FEDERAL INCOME TAXES (UNAUDITED)

  For federal income tax purposes, the following Funds have capital loss carryforwards as of July 31, 1996, which are available to offset future capital gains, if any:

                                                                AMOUNT   EXPIRES
                                                              ---------- -------
  U.S. Treasury Securities Fund.............................. $  288,915  2002
  U.S. Treasury Securities Fund..............................    326,761  2003
  U.S. Treasury Securities Fund..............................  3,238,241  2004
  Tax-Free Short Intermediate Securities Fund................      2,005  2003
  Tax-Free Short Intermediate Securities Fund................     14,953  2004

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1996

 Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the fiscal year ended July 31, 1997. Growth Stock Fund and Short Intermediate U.S. Treasury Securities Fund deferred such losses of $4,333,996 and $98,889, respectively. Similarly, New Asia Growth Fund deferred foreign currency losses of $20,918.

 The following table presents distributions from long-term capital gains for the following Funds for the year ended July 31, 1996:

  Growth Stock Fund.................................................. $2,436,884
  Growth and Income Fund.............................................  3,839,756
  Diversified Fixed Income Fund......................................  1,353,238
  Tax-Free Securities Fund...........................................  1,539,060
  New Asia Growth Fund...............................................     91,852

  Pacific Capital Funds designates the following eligible distribution for the dividends received deduction for corporations for the Fund's taxable year ended July 31, 1996.

                                                                   GROWTH AND
                                                    GROWTH STOCK     INCOME
                                                        FUND          FUND
                                                    ------------ ---------------
  RETAIL CLASS:
  Dividend income.................................. $ 2,741,023    $1,436,098
  Dividends income per share.......................      $0.072        $0.160

  INSTITUTIONAL CLASS:
  Dividend income..................................  $2,741,023    $1,436,098
  Dividend income per share........................      $0.104        $0.184

  The Pacific Capital Funds designate the following exempt-interest dividends for the Fund's taxable year ended July 31, 1996.

                                                                    TAX-FREE
                                                      TAX-FREE        SHORT
                                                     SECURITIES   INTERMEDIATE
                                                        FUND     SECURITIES FUND
                                                    ------------ ---------------
  RETAIL CLASS:
  Exempt-interest distributions.................... $    39,417       $13,555
  Exempt-interest distributions per share..........      $0.530        $0.400

  INSTITUTIONAL CLASS:
  Exempt-interest distributions.................... $15,243,865    $1,697,987
  Exempt-interest distributions per share..........      $0.561        $0.427

                                   Continued

PACIFIC CAPITAL FUNDS

                                 JULY 31, 1996

 Exempt-interest distributions include amounts subject to the Federal alternative minimum tax of $10,798 and $1,351 for the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund, respectively.
 The percentage break-down of the exempt-interest income by state for the Tax-Free Securities Fund the Tax-Free Short Intermediate Securities Fund for the taxable year ended July 31, 1996 were as follows:

                                                                    TAX-FREE
                                                       TAX-FREE       SHORT
                                                      SECURITIES  INTERMEDIATE
  STATE                                                  FUND    SECURITIES FUND
  -----                                               ---------- ---------------
  Alaska.............................................     -- %          1.7%
  Arizona............................................     0.2           8.0
  California.........................................     3.2           --
  Colorado...........................................     0.2           --
  Connecticut........................................     0.4           --
  Florida............................................     8.5           3.1
  Georgia............................................       3           --
  Hawaii.............................................    56.8          57.6
  Idaho..............................................     0.1           --
  Iowa...............................................     0.1           --
  Kansas.............................................     1.8           --
  Maine..............................................     0.7           --
  Massachusetts......................................     2.6           2.9
  Michigan...........................................     2.1           --
  Minnesota..........................................     1.1           3.2
  Mississippi........................................     --            0.1
  New Jersey.........................................     1.3           2.6
  New Mexico.........................................     1.7           0.4
  New York...........................................     0.3           --
  North Carolina.....................................     1.2           --
  Ohio...............................................     0.7           4.7
  Oregon.............................................     1.4           2.8
  Pennsylvania.......................................     1.1           --
  Puerto Rico........................................     --            2.5
  Rhode Island.......................................     --            3.3
  South Carolina.....................................     0.9           --
  Tennessee..........................................     3.4           --
  Texas..............................................     2.3           6.0
  Virginia...........................................     4.2           --
  Wisconsin..........................................     0.7           1.1
                                                        -----         -----
    Total............................................   100.0%        100.0%
                                                        =====         =====

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                GROWTH STOCK FUND
                          -------------------------------------------------------------------
                           FOR THE YEAR ENDED             FOR THE YEAR ENDED      NOVEMBER 1,
                             JULY 31, 1996                  JULY 31, 1995           1993 TO
                          ------------------------   ----------------------------  JULY 31,
                          RETAIL     INSTITUTIONAL   RETAIL (c) INSTITUTIONAL (b)  1994 (a)
                          ------     -------------   ---------- ----------------- -----------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $11.71       $  11.71        $ 9.83       $   9.89        $ 10.00
                          ------       --------        ------       --------        -------
Investment Activities
 Net investment income..    0.07           0.10          0.12           0.11           0.07
 Net realized and
  unrealized gain (loss)
  from investments......    0.89           0.89          1.87           1.83          (0.18)
                          ------       --------        ------       --------        -------
  Total from Investment
   Activities...........    0.96           0.99          1.99           1.94          (0.11)
                          ------       --------        ------       --------        -------
Distributions
 Net investment income..   (0.07)         (0.10)        (0.11)         (0.12)         (0.06)
 Net realized gains.....   (0.22)         (0.22)          --             --             --
 In excess of net real-
  ized gains............   (0.49)         (0.49)          --             --             --
                          ------       --------        ------       --------        -------
  Total Distributions...   (0.78)         (0.81)        (0.11)         (0.12)         (0.06)
                          ------       --------        ------       --------        -------
NET ASSET VALUE, END OF
 PERIOD.................  $11.89       $  11.89        $11.71       $  11.71        $  9.83
                          ======       ========        ======       ========        =======
Total Return (excludes
 sales charges).........    8.25%(f)       8.53%(f)     20.43%         20.64%(d)      (1.05)%(f)
ANNUALIZED
 RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of pe-
 riod (000).............  $5,261       $172,565        $3,905       $136,837        $56,121
Ratio of expenses to av-
 erage net assets.......    1.34%(e)       1.09%(e)      1.36%          1.13%(e)       1.41%(e)
Ratio of net investment
 income to average net
 assets.................    0.60%(e)       0.86%(e)      1.12%          1.30%(e)       0.98%(e)
Ratio of expenses to av-
 erage net assets*......    1.88%(e)       1.13%(e)      1.98%          1.21%(e)       2.31%(e)
Ratio of net investment
 income to average net
 assets*................    0.06%(e)       0.82%(e)      0.50%          1.23%(e)       0.07%(e)
Portfolio turnover (g)..   61.30%         61.30%        32.40%         32.40%         25.89%
Average Commission Rate
 paid (h)...............     $0.0895        $0.0895

------
  * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail Class and transferred these shareholders into the Institutional Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Institutional Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Institutional Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(h) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                          U.S TREASURY SECURITIES FUND
                          ------------------------------------------------------------------
                           FOR THE YEAR ENDED            FOR THE YEAR ENDED      NOVEMBER 1,
                             JULY 31, 1996                 JULY 31, 1995           1993 TO
                          ------------------------  ----------------------------  JULY 31,
                          RETAIL     INSTITUTIONAL  RETAIL (c) INSTITUTIONAL (b)  1994 (a)
                          ------     -------------  ---------- ----------------- -----------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $9.42         $  9.43       $ 9.04        $  8.66        $ 10.00
                          -----         -------       ------        -------        -------
Investment Activities
 Net investment income..   0.53            0.59         0.50           0.44           0.31
 Net realized and
  unrealized gain (loss)
  from investments......  (0.20)          (0.24)        0.38           0.76          (1.00)
                          -----         -------       ------        -------        -------
  Total from Investment
   Activities...........   0.33            0.35         0.88           1.20          (0.69)
                          -----         -------       ------        -------        -------
Distributions
 Net investment income..  (0.53)          (0.55)       (0.50)         (0.43)         (0.27)
 In excess of net in-
  vestment income.......  (0.09)          (0.09)         --             --             --
                          -----         -------       ------        -------        -------
  Total Distributions...  (0.62)          (0.64)       (0.50)         (0.43)         (0.27)
                          -----         -------       ------        -------        -------
NET ASSET VALUE, END OF
 PERIOD.................  $9.13         $  9.14       $ 9.42        $  9.43        $  9.04
                          =====         =======       ======        =======        =======
Total Return (excludes
 sales charges).........   3.43%(f)        3.71%(f)    10.18%         10.49%(d)      (6.95%)(f)
ANNUALIZED
 RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of pe-
 riod (000).............  $ 979         $23,248       $1,035        $51,264        $60,125
Ratio of expenses to av-
 erage net assets.......   1.20%(e)        0.95%(e)     1.19%          1.02%(e)       1.15%(e)
Ratio of net investment
 income to average net
 assets.................   5.55%(e)        5.81%(e)     5.57%          5.78%(e)       4.62%(e)
Ratio of expenses to av-
 erage net assets*......   1.74%(e)        0.99%(e)     1.81%          1.09%(e)       2.09%(e)
Ratio of net investment
 income to average net
 assets*................   5.01%(e)        5.77%(e)     4.96%          5.71%(e)       3.68%(e)
Portfolio turnover (g)..  15.75%          15.75%       80.98%         80.98%         11.36%

------
  * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail Class and transferred these shareholders into the Institutional Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Institutional Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Institutional Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                  SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND
                            ------------------------------------------------------------------
                             FOR THE YEAR ENDED            FOR THE YEAR ENDED      NOVEMBER 1,
                               JULY 31, 1996                 JULY 31, 1995           1993 TO
                            ------------------------  ----------------------------  JULY 31,
                            RETAIL     INSTITUTIONAL  RETAIL (c) INSTITUTIONAL (b)  1994 (a)
                            ------     -------------  ---------- ----------------- -----------
NET ASSET VALUE, BEGINNING
 OF PERIOD................  $ 9.60        $  9.61       $ 9.52        $  9.30        $ 10.00
                            ------        -------       ------        -------        -------
Investment Activities
 Net investment income....    0.48           0.53         0.52           0.44           0.24
 Net realized and
  unrealized gain (loss)
  from investments........   (0.11)         (0.13)        0.05           0.31          (0.52)
                            ------        -------       ------        -------        -------
  Total from Investment
   Activities.............    0.37           0.40         0.57           0.75          (0.28)
                            ------        -------       ------        -------        -------
Distributions
 Net investment income....   (0.50)         (0.53)       (0.49)         (0.44)         (0.20)
 In excess of net invest-
  ment income.............   (0.04)         (0.04)         --             --             --
 In excess of net realized
  gains...................   (0.02)         (0.02)         --             --             --
                            ------        -------       ------        -------        -------
  Total Distributions.....   (0.56)         (0.59)       (0.49)         (0.44)         (0.20)
                            ------        -------       ------        -------        -------
NET ASSET VALUE, END OF
 PERIOD...................  $ 9.41        $  9.42       $ 9.60        $  9.61        $  9.52
                            ======        =======       ======        =======        =======
Total Return (excludes
 sales charges)...........    3.90%(f)       4.18%(f)     6.28%          6.57%(d)      (2.76%)(f)
ANNUALIZED
 RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of pe-
 riod (000)...............  $1,156        $23,545         $489        $16,214         $3,419
Ratio of expenses to aver-
 age net assets...........    0.92%(e)       0.67%(e)     0.99%          0.75%(e)       1.00%(e)
Ratio of net investment
 income to average net as-
 sets.....................    5.14%(e)       5.40%(e)     5.51%          5.84%(e)       3.96%(e)
Ratio of expenses to aver-
 age net assets*..........    1.67%(e)       0.92%(e)     1.78%          0.99%(e)       5.39%(e)
Ratio of net investment
 income to average net
 assets*..................    4.39%(e)       5.15%(e)     4.72%          5.61%(e)      (0.43%)(e)
Portfolio turnover (g)....   47.17%         47.17%       62.73%         62.73%          0.00%

------
  * During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Retail Class and transferred these shareholders into the Institutional Class at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for the Institutional Class reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(c) The Financial Highlights presented for the Retail Class reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Retail Class only for the period from October 14, 1994 through July 31, 1995.
(d) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Institutional Class for the period from October 14, 1994 through July 31, 1995.
(e) Annualized.
(f) Not annualized.
(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statments.

PACIFIC CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                      GROWTH AND INCOME FUND
                            ---------------------------------------------------
                             FOR THE YEAR ENDED        OCTOBER 14, 1994 TO
                                JULY 31, 1996           JULY 31, 1995 (a)
                            -------------------------  ------------------------
                            RETAIL      INSTITUTIONAL  RETAIL     INSTITUTIONAL
                            -------     -------------  ------     -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................  $ 11.44         $11.43     $10.00         $10.00
                            -------        -------     ------        -------
Investment Activities
 Net investment income....     0.16           0.17       0.17           0.20
 Net realized and
  unrealized gain from
  investments.............     1.19           1.21       1.44           1.42
                            -------        -------     ------        -------
  Total from Investment
   Activities.............     1.35           1.38       1.61           1.62
                            -------        -------     ------        -------
Distributions
 Net investment income....    (0.15)         (0.17)     (0.17)         (0.19)
 In excess of net
  investment income.......    (0.01)         (0.01)       --             --
 Net realized gains.......    (0.31)         (0.31)       --             --
                            -------        -------     ------        -------
  Total Distributions.....    (0.47)         (0.49)     (0.17)         (0.19)
                            -------        -------     ------        -------
NET ASSET VALUE, END OF
 PERIOD...................  $ 12.32         $12.32     $11.44         $11.43
                            =======        =======     ======        =======
Total Return (excludes
 sales charges)...........    11.96%(b)      12.29%(b)  16.35%(b)      16.41%(b)
ANNUALIZED
 RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of
 period (000).............  $ 1,160        $74,427       $328        $41,771
Ratio of expenses to
 average net assets.......     1.37%(c)       1.11%(c)   1.40%(c)       1.14%(c)
Ratio of net investment
 income to average net
 assets...................     1.03%(c)       1.43%(c)   2.08%(c)       2.47%(c)
Ratio of expenses to
 average net assets*......     1.91%(c)       1.15%(c)   1.99%(c)       1.22%(c)
Ratio of net investment
 income to average net
 assets*..................     0.49%(c)       1.39%(c)   1.49%(c)       2.39%(c)
Portfolio turnover (d)....    80.83%         80.83%     12.78%         12.78%
Average Commission Rate
 paid (e).................  $0.0921        $0.0921

------
  * During the period, certain fees were voluntarily reduced.
    If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                       DIVERSIFIED FIXED INCOME FUND
                             ---------------------------------------------------
                              FOR THE YEAR ENDED        OCTOBER 14, 1994 TO
                                JULY 31, 1996            JULY 31, 1995 (a)
                             ------------------------   ------------------------
                             RETAIL     INSTITUTIONAL   RETAIL     INSTITUTIONAL
                             ------     -------------   ------     -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................  $10.75         $10.84      $10.00         $10.00
                             ------       --------      ------        -------
Investment Activities
 Net investment income.....    0.59           0.58        0.49           0.55
 Net realized and
  unrealized gain (loss)
  from investments.........   (0.19)         (0.16)       0.74           0.78
                             ------       --------      ------        -------
  Total from Investment Ac-
   tivities................    0.40           0.42        1.23           1.33
                             ------       --------      ------        -------
Distributions
 Net investment income.....   (0.58)         (0.61)      (0.48)         (0.49)
 In excess of net invest-
  ment income..............   (0.02)         (0.02)        --             --
 In excess of net realized
  gains....................   (0.10)         (0.10)        --             --
                             ------       --------      ------        -------
  Total Distributions......   (0.70)         (0.73)      (0.48)         (0.49)
                             ------       --------      ------        -------
NET ASSET VALUE, END OF PE-
 RIOD......................  $10.45         $10.53      $10.75         $10.84
                             ======       ========      ======        =======
Total Return (excludes
 sales charges)............    3.69%(b)       3.85%(b)   12.66%(b)      13.70%(b)
ANNUALIZED
 RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period
 (000).....................  $1,093       $161,742         $27        $54,827
Ratio of expenses to aver-
 age net assets............    1.15%(c)       0.88%(c)    1.18%(c)       0.93%(c)
Ratio of net investment in-
 come to average net as-
 sets......................    5.31%(c)       5.56%(c)    6.25%(c)       6.71%(c)
Ratio of expenses to aver-
 age net assets*...........    1.69%(c)       0.92%(c)    1.77%(c)       1.01%(c)
Ratio of net investment in-
 come to average net as-
 sets*.....................    4.77%(c)       5.52%(c)    5.66%(c)       6.63%(c)
Portfolio turnover (d).....   58.86%         58.86%      60.47%         60.47%

------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                         TAX-FREE SECURITIES FUND
                             ---------------------------------------------------
                              FOR THE YEAR ENDED        OCTOBER 14, 1994 TO
                                JULY 31, 1996            JULY 31, 1995 (a)
                             ------------------------   ------------------------
                             RETAIL     INSTITUTIONAL   RETAIL     INSTITUTIONAL
                             ------     -------------   ------     -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................  $10.53         $10.56      $10.00         $10.00
                             ------       --------      ------       --------
Investment Activities
 Net investment income.....    0.50           0.52        0.39           0.42
 Net realized and
  unrealized gain from
  investments..............    0.07           0.07        0.50           0.51
                             ------       --------      ------       --------
  Total from Investment
   Activities..............    0.57           0.59        0.89           0.93
                             ------       --------      ------       --------
Distributions
 Net investment income.....   (0.49)         (0.52)      (0.36)         (0.37)
 In excess of net
  investment income........   (0.04)         (0.04)        --             --
 Net realized gains........   (0.09)         (0.09)        --             --
 In excess of net realized
  gains....................   (0.04)         (0.04)        --             --
                             ------       --------      ------       --------
  Total Distributions......   (0.66)         (0.69)      (0.36)         (0.37)
                             ------       --------      ------       --------
NET ASSET VALUE, END OF
 PERIOD....................  $10.44         $10.46      $10.53         $10.56
                             ======       ========      ======       ========
Total Return (excludes
 sales charges)............    5.54%(b)       5.73%(b)    9.06%(b)       9.54%(b)
ANNUALIZED
 RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period
 (000).....................    $569       $288,934        $563       $281,646
Ratio of expenses to
 average net assets........    1.14%(c)       0.89%(c)    1.15%(c)       0.89%(c)
Ratio of net investment
 income to average net
 assets....................    4.66%(c)       4.92%(c)    4.93%(c)       5.16%(c)
Ratio of expenses to
 average net assets*.......    1.68%(c)       0.93%(c)    1.74%(c)       0.98%(c)
Ratio of net investment
 income to average net
 assets*...................    4.12%(c)       4.88%(c)    4.34%(c)       5.07%(c)
Portfolio turnover (d).....   24.78%         24.78%      49.17%         49.17%

------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                TAX-FREE SHORT INTERMEDIATE SECURITIES FUND
                             --------------------------------------------------
                                FOR THE YEAR ENDED       OCTOBER 14, 1994 TO
                                  JULY 31, 1996           JULY 31, 1995 (a)
                             ------------------------  ------------------------
                             RETAIL     INSTITUTIONAL  RETAIL     INSTITUTIONAL
                             ------     -------------  ------     -------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................  $10.11         $10.14     $10.00         $10.00
                             ------        -------     ------        -------
Investment Activities
 Net investment income.....    0.37           0.40       0.30           0.32
 Net realized and
  unrealized gain (loss)
  from investments.........   (0.03)         (0.03)      0.08           0.11
                             ------        -------     ------        -------
  Total from Investment
   Activities..............    0.34           0.37       0.38           0.43
                             ------        -------     ------        -------
Distributions
 Net investment income.....   (0.37)         (0.40)     (0.27)         (0.29)
 In excess of net
  investment income........   (0.03)         (0.03)       --             --
                             ------        -------     ------        -------
  Total Distributions......   (0.40)         (0.43)     (0.27)         (0.29)
                             ------        -------     ------        -------
NET ASSET VALUE, END OF
 PERIOD....................  $10.05         $10.08     $10.11         $10.14
                             ======        =======     ======        =======
Total Return (excludes
 sales charges)............    3.41%(b)       3.67%(b)   3.90%(b)       4.36%(b)
ANNUALIZED
 RATIOS/SUPPLEMENTARY DATA:
Net assets at end of period
 (000).....................    $451        $39,472       $308        $39,993
Ratio of expenses to
 average net assets........    1.08%(c)       0.83%(c)   1.05%(c)       0.85%(c)
Ratio of net investment
 income to average net
 assets....................    3.64%(c)       3.90%(c)   3.82%(c)       4.03%(c)
Ratio of expenses to
 average net assets*.......    1.63%(c)       0.88%(c)   1.64%(c)       0.94%(c)
Ratio of net investment
 income to average net
 assets*...................    3.09%(c)       3.85%(c)   3.23%(c)       3.94%(c)
Portfolio turnover (d).....   54.70%         54.70%     89.98%         89.98%

------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

PACIFIC CAPITAL FUNDS
                             FINANCIAL HIGHLIGHTS

                                         NEW ASIA GROWTH FUND
                          ------------------------------------------------------
                            FOR THE YEAR ENDED          FEBRUARY 15, 1995 TO
                             JANUARY 31, 1996             JULY 31, 1995(a)
                          --------------------------   -------------------------
                          RETAIL       INSTITUTIONAL   RETAIL      INSTITUTIONAL
                          -------      -------------   ------      -------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $ 11.21          $11.22      $10.00         $10.00
                          -------         -------      ------         ------
Investment Activities
 Net investment income
  (loss)................    (0.02)          (0.01)       0.02           0.04
 Net realized and
  unrealized gain from
  investments...........     0.20            0.22        1.19           1.18
                          -------         -------      ------         ------
  Total from Investment
   Activities...........     0.18            0.21        1.21           1.22
                          -------         -------      ------         ------
Distributions
 In excess of net in-
  vestment income.......    (0.02)          (0.03)        --             --
 Net realized gains.....    (0.26)          (0.26)        --             --
                          -------         -------      ------         ------
  Total Distributions...    (0.28)          (0.29)        --             --
                          -------         -------      ------         ------
NET ASSET VALUE, END OF
 PERIOD.................  $ 11.11          $11.14      $11.21         $11.22
                          =======         =======      ======         ======
Total Return (excludes
 sales charges).........     1.71%(b)        1.99%(b)   12.10%(b)      12.20%(b)
ANNUALIZED
 RATIOS/SUPPLEMENTARY
 DATA:
Net assets at end of pe-
 riod (000).............  $ 1,990          $8,469        $330         $2,861
Ratio of expenses to av-
 erage net assets.......     2.22%(c)        1.98%(c)    2.24%(c)       1.97%(c)
Ratio of net investment
 income (loss) to aver-
 age net assets.........    (0.28%)(c)      (0.02%)(c)   0.80%(c)       1.18%(c)
Ratio of expenses to av-
 erage net assets*......     3.58%(c)        2.84%(c)    3.51%(c)       2.74%(c)
Ratio of net investment
 income (loss) to aver-
 age net assets*........    (1.64%)(c)      (0.88%)(c)  (0.47%)(c)      0.42%(c)
Portfolio turnover (d)..    86.53%          86.53%      55.62%         55.62%
Average Commission Rate
 paid (e)                 $0.0069         $0.0069

------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

                                   APPENDIX A

                       RATINGS OF FIXED INCOME SECURITIES

             The following is a description of the ratings given by Moody's Investor Service, Inc. ("Moody's"), Duff & Phelps, Inc. ("D&P"), Fitch Investor Service ("Fitch"), Standard & Poor's Corporation ("S&P"), IBCA Limited ("IBCA") and Thompson Bank Watch ("Thompson"), each an NRSRO, to corporate bonds and commercial paper.

CORPORATE BOND RATINGS

MOODY'S:

             Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

             A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

             Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

             Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

             C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P:

             AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

             AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

             A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

             BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

             BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

             B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

             CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

             CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

             C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC--debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

             CI - The rating CI is reserved for income bonds on which no interest is being paid.

             D - Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

    Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

             L - The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

             * - Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

             NR - Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

             Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

D&P:

             AAA - Bonds rated AAA are judged to be of highest credit quality and carry the smallest amount of investment risk.

             AA - Bonds rated AA are of high credit quality, but modest risk may vary over time due to economic conditions.

             A - Bonds rated A have average but adequate protection, but risk is more variable and greater in periods of economic stress.

             BBB - Bonds rated BBB offer below average protection which is still considered sufficient for prudent investment.

             The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show a security's relative standing within its category.

FITCH:

             AAA - Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

             A - Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

             BB - Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

             B - Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

             CCC - Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

             CC - Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time.

             C - Bonds rated C are in imminent default in payment of interest or principal.

             DDD-DD- and D - Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

THOMSON:

             Thomson rates only bank debt.

             AAA - Bonds rated AAA have a very high ability to pay interest and principal on a timely basis.

             AA - Bonds rated AA have a superior ability to pay interest and repay principal with limited incremental risk versus AAA bonds.

             A - Bonds rated A have a strong ability to repay principal and interest, but could be more vulnerable to adverse internal and external developments.

             BBB - Bonds rated BBB have an acceptable capacity to pay interest and repay principal and are more vulnerable to risk than higher-rated obligations.

             BB, B, CCC, and CC, designations are assigned by Thomson to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. BB indicates the lowest degree of speculation and CC the highest degree of speculation. The D designation indicates that the long-term debt is in default.

             The ratings from AAA through CC may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

IBCA:

             AAA - Bonds rated AAA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Bonds rated AA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Bonds rated A have a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.


             BBB - Bonds rated BBB have a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.


             BB, B, CCC, CC, and C Bonds are speculative. BB represents the lowest degree of speculation and indicates a possibility of investment risk developing. C represents the highest degree of speculation and indicates that the obligations are currently in default.

             IBCA may append a rating of plus (+) or minus (-) to a rating to denote a relative status within major rating categories.

CORPORATE COMMERCIAL PAPER RATINGS

MOODY'S:

             The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

             Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

             P-1 (Prime-1) - Issuers rated P-1 have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

                      -  Leading market positions in well established industries
                      -  High rates of return on funds employed
                      - Conservative capitalization structures with moderate reliance on debt and ample asset protection
                      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation
                      - Well established access to a range of financial markets and assured sources of alternate liquidity.

             P-2 (Prime-2) - Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be subject to more variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

             P-3 (Prime-3) - Issuers rated P-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

             Issuers rated Not Prime do not fall within any of the Prime rating categories.

             If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

S&P:

             A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

             A - Issues rated A are regarded as having the greatest capacity for timely payment. Bonds in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

             A-1 - Issues rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Commercial paper with overwhelming safety characteristics will be rated A-1+.

             A-2 - Issues rated A-2 have a strong capacity for timely payments on issues. However, the relative degree of safety is not as high as for issues designated "A-1."

             A-3 - Issues rated A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             B - Issues rated B are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

             C - Issues rated C are short-term debt obligations with a doubtful capacity for payment.

             D - This rating indicates that the issue is either in default or is expected to be in default upon maturity.

D&P:

             Duff 1+ - The Duff 1+ rating for corporate commercial paper indicates the highest certainty of timely payment. Corporate commercial paper with very high certainty of payment, excellent liquidity and minor risk will be rated Duff 1. Corporate commercial paper with high certainty of timely payment, strong liquidity and very small risk will be rated Duff 1-.

             Duff 2 - The Duff 2 rating for corporate commercial paper indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital market is good. Risk factors are small.

FITCH:

             F-1 - The highest rating for corporate paper is F-1+. Issuers so rated have exceptionally strong credit quality. Issuers rated F-1 have very strong credit quality, reflecting assurance of timely payment only slightly less in degree than F-1+ issues.

             F-2 - Issuers rated F-2 have good credit quality and satisfactory degree of assurance of timely payment, reflecting the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON:

             TBW-1 - The TBW-1 rating reflects a very high degree of likelihood that principal and interest will be timely repaid and paid.

             TBW-2 - Bank commercial paper rated TBW-2 has a strong degree of safety regarding payment.

             TBW-3 - Bank commercial paper rated TBW-3 is the lowest investment grade category, reflecting an adequate capacity to timely service principal and interest but more exposure to adverse internal and external developments than higher-rated issues.

             TBW-4 - Bank commercial paper rated TBW-4 indicates that the debt is regarded as non-investment grade and therefore speculative.

CORPORATE NOTE RATINGS

S&P:

             The two highest ratings for corporate notes are SP-1 and SP-2.

             SP-1 - Notes rated SP-1 reflect a very strong or strong capacity to pay principal and interest. Note issues with overwhelming safety characteristics will be rated SP-1+.

             SP-2 - Notes rated SP-2 reflect a satisfactory capacity to pay principal and interest.

                                   APPENDIX B

                               OPTIONS AND FUTURES

The following instruments may be used by a Fund for hedging purposes or to enhance income to the extent described in the applicable Prospectus and this Statement of Additional Information.


OPTIONS ON EQUITY AND DEBT SECURITIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contact that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

OPTIONS ON SECURITIES INDEXES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

STOCK INDEX FUTURES CONTRACTS -- A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

INTEREST RATE FUTURES CONTRACTS -- Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.

OPTIONS ON FUTURE CONTRACTS -- Put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

FORWARD CONTRACTS ON FOREIGN CURRENCIES -- A forward contract on a foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

                                     PART C

                                OTHER INFORMATION

Item 24.          Financial Statements and Exhibits.
                  ----------------------------------

                  (a)        (1)        Included in the Prospectuses (Part A)
                                        for Growth Stock Fund, U.S. Treasury
                                        Securities Fund, and Short-Intermediate
                                        U.S. Treasury Securities Fund:


                                        Financial Highlights (selected per share data and ratios) for the fiscal period from commencement of operations through July 31, 1994 and for the fiscal years ended July 31, 1995 and 1996.


                             (2) Included in the Prospectuses (Part A) for Diversified Fixed Income Fund, Growth and Income Fund, New Asia Growth Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities
                                        Fund:


                                        Financial Highlights (selected per share data and ratios) for the fiscal period from commencement of operations through July 31, 1995 and for the fiscal year ended July 31, 1996.


                             (3) Included in the Statement of Additional Information (Part B) for Growth Stock Fund, U.S. Treasury Securities Fund and Short-Intermediate U.S. Treasury
                                        Securities Fund:

                                        Audited Financial Statements:


                                                     Schedule of Portfolio
                                                     Investments as of July 31,
                                                     1996.

                                                     Statement of Assets and
                                                     Liabilities as of July 31,
                                                     1996.

                                                     Statement of Operations for
                                                     the year ended July 31,
                                                     1996.

                                                     Statement of Changes in Net
                                                     Assets for the years ended
                                                     July 31, 1995 and 1996.

                                                     Financial Highlights for
                                                     the period from
                                                     commencement of operations
                                                     through July 31, 1994 and
                                                     for the years ended July
                                                     31, 1995 and 1996.


                             (4) Included in the Statement of Additional Information (Part B) for Diversified Fixed Income Fund, Growth and Income Fund, New Asia Growth Fund, Tax-Free Securities Fund and Tax Free Short Intermediate Securities Fund:

                                        Audited Financial Statements:


                                                 Schedule of Portfolio
                                                 Investments as of July 31,
                                                 1996.

                                                 Statement of Assets and
                                                 Liabilities as of July 31,
                                                 1996.

                                                 Statement of Operations for
                                                 the period from
                                                 commencement of operations
                                                 through July 31, 1996.

                                                 Statement of Changes in Net
                                                 Assets for the period from
                                                 commencement of operations
                                                 through July 31, 1995 and
                                                 for the year ended July 31,
                                                 1996.

                                                 Financial Highlights for the
                                                 period from commencement of
                                                 operations through July 31,
                                                 1995 and for the year ended
                                                 July 31, 1996.


          (b)                                    Exhibits:
                                                 ---------

             Exhibit
             Number                              Description
             ------                              -----------

             1(a)*                               -  Declaration of Trust

              (b)*                               -  Amendment No. 1 to
                                                    Declaration of Trust

              (c)++                              -  Amendment No. 2 to
                                                    Declaration of Trust

             2*                                  -  By-Laws

             3                                   -  Not applicable

             4                                   -  Instruments Defining
                                                    Rights of Shareholders
                                                    (Incorporated by reference
                                                    to Exhibits 1 and 2 above.)

             5(a)**                             -  Investment Advisory
                                                    Agreement between Hawaiian
                                                    Trust Company, Limited and
                                                    the Registrant, dated as of
                                                    October 29, 1993
                                                    ("Investment Advisory
                                                    Agreement")


              (b)+                               -  Addendum and Amended
                                                    Schedule A to Investment
                                                    Advisory Agreement


              (c)=                               -  Sub-Advisory Agreement
                                                    between Hawaiian Trust
                                                    Company, Limited and Credit
                                                    Lyonnais Asset Management
                                                    (UK) Limited

             6(a)**                              -  Distribution Agreement
                                                    between BISYS Fund Services
                                                    (formerly, The Winsbury
                                                    Company

            Exhibit
            Number                                  Description
            ------                                  -----------

                                                    Limited Partnership) and the
                                                    Registrant, dated as of
                                                    October 29, 1993
                                                    ("Distribution Agreement")

              (b)=                               -  Amended Schedules A and B
                                                    to Distribution Agreement

             (c)***                              -  Form of Selling Agreement

             7                                   -  Not applicable


             8(a)++                              -  Form of Custodian Agreement
                                                    between Bank One Trust
                                                    Company, N.A. and the
                                                    Registrant, on behalf of
                                                    Balanced Fund, Diversified
                                                    Fixed Income Fund, Growth
                                                    and Income Fund, Growth
                                                    Stock Fund, Short
                                                    Intermediate U.S. Treasury
                                                    Fund, Tax-Free Securities
                                                    Fund, Tax-Free Short
                                                    Intermediate Securities Fund
                                                    and U.S. Treasury Securities
                                                    Fund (the "Custodian
                                                    Agreement")

              (b)===                             -  Custodian Agreement between
                                                    Union Bank of California and
                                                    Hawaiian Trust Company,
                                                    Limited, on behalf of New
                                                    Asia Growth Fund.


             9(a)**                              -  Administration Agreement
                                                    between BISYS Fund Services
                                                    (formerly The Winsbury
                                                    Company Limited Partnership)
                                                    and the Registrant, dated as
                                                    of October 29, 1993
                                                    ("Administration Agreement")

              (b)=                               -  Amended Schedule A to
                                                    Administration Agreement

              (c)**                              -  Transfer Agency Agreement
                                                    between Administrative Data
                                                    Management Corporation and
                                                    the Registrant, dated as of
                                                    August 17, 1993 ("Transfer
                                                    Agency Agreement")

              (d)=                               -  Amended Appendix E to
                                                    Transfer Agency Agreement

              (e)**                              -  Fund Accounting Agreement
                                                    between BISYS Fund Services
                                                    (formerly, The Winsbury
                                                    Service Corporation) and the
                                                    Registrant, dated as of
                                                    October 29, 1993 ("Fund
                                                    Accounting Agreement")

         Exhibit
             Number                              Description

              (f)=                               -  Amended Schedule A to the
                                                    Fund Accounting Agreement

             10**                                -  Opinion and Consent of
                                                    Counsel


             11                                  -  Consent of Independent
                                                    Auditors




             12                                  -  Not Applicable


             13**                                -  Form of Investment Letter


             14                                  -  Not Applicable

             15(a)**                             -  Distribution and Shareholder
                                                    Service Plan between the
                                                    Registrant and BISYS Fund
                                                    Services (formerly, The
                                                    Winsbury Company), dated as
                                                    of October 29, 1993


               (b)=                              -  Amended Appendix A to the
                                                    Distribution and Shareholder
                                                    Service Plan


             16(a)==                             -  Schedule of computation of
                                                    each performance quotation
                                                    provided in the Registration
                                                    Statement in response to
                                                    Item 22 (relating to Retail
                                                    Class Shares of Pacific
                                                    Capital Growth Stock Fund,
                                                    Growth and Income Fund,
                                                    Diversified Fixed Income
                                                    Fund, U.S. Treasury
                                                    Securities Fund,
                                                    Short-Intermediate U.S.
                                                    Treasury Fund, Tax-Free
                                                    Securities Fund and Tax-Free
                                                    Short-Intermediate
                                                    Securities Fund).

              (b)==                              -  Schedule of computation of
                                                    each performance quotation
                                                    provided in the Registration
                                                    Statement in response to
                                                    Item 22 (relating to
                                                    Institutional Class Shares
                                                    of Pacific Capital Growth
                                                    Stock Fund, Growth and
                                                    Income Fund, Diversified
                                                    Fixed Income Fund, U.S.
                                                    Treasury Securities Fund,
                                                    Short-Intermediate U.S.
                                                    Treasury Fund, Tax-Free
                                                    Securities Fund and Tax-Free
                                                    Short-Intermediate
                                                    Securities Fund).

             16(c)===                            -  Schedule of computation of
                                                    each performance quotation
                                                    provided in the Registration
                                                    Statement in response to
                                                    Item 22 (relating to
                                                    Institutional and Retail
                                                    Class Shares of New Asia
                                                    Growth Fund).

            Exhibit
            Number                                 Description
            ------                                 -----------

           17(a)                                   Financial Data Schedule for
                                                   Diversified Fixed Income
                                                   Fund -- Retail Class

             (b)                                   Financial Data Schedule for
                                                   Diversified Fixed Income
                                                   Fund -- Institutional Class

             (c)                                   Financial Data Schedule for
                                                   Growth and Income Fund --
                                                   Retail Class

             (d)                                   Financial Data Schedule for
                                                   Growth and Income
                                                   Fund -- Institutional Class

             (e)                                   Financial Data Schedule for
                                                   Growth Stock Fund -- Retail
                                                   Class

             (f)                                   Financial Data Schedule for
                                                   Growth Stock Fund --
                                                   Institutional Class

             (g)                                   Financial Data Schedule for
                                                   New Asia Growth Fund --
                                                   Retail Class

             (h)                                   Financial Data Schedule for
                                                   New Asia Growth Fund --
                                                   Institutional Class

             (i)                                   Financial Data Schedule for
                                                   Short Intermediate U.S.
                                                   Treasury Securities Fund --
                                                   Retail Class

             (j)                                   Financial Data Schedule for
                                                   Short Intermediate U.S.
                                                   Treasury Securities Fund --
                                                   Institutional Class

             (k)                                   Financial Data Schedule for
                                                   Tax-Free Securities Fund --
                                                   Retail Class

             (l)                                   Financial Data Schedule for
                                                   Tax-Free Securities
                                                   Fund -- Institutional Class

             (m)                                   Financial Data Schedule for
                                                   Tax-Free Short Intermediate
                                                   Securities Fund -- Retail
                                                   Class

             (n)                                   Financial Data Schedule for
                                                   Tax-Free Short Intermediate
                                                   Securities Fund --
                                                   Institutional Class

             (o)                                   Financial Data Schedule for
                                                   U.S. Treasury
                                                   Securities Fund -- Retail
                                                   Class

             (p)                                   Financial Data Schedule for
                                                   U.S. Treasury Securities Fund
                                                   --Institutional Class

             18                            Not applicable.

             19                            Other Exhibits
                                           -  Power of Attorney




                                           For Trustees and certain Officers:
                                             Irimga McKay
                                             Deborah G. Patterson
                                             Douglas Philpotts
                                             Richard W. Gushman, II
                                             Stanley W. Hong
                                             Russell G. Okata
                                             Oswald K. Stender
                                             Craig Warren

----------------------------------

* Refiled electronically herein. Initially filed as an exhibit to Registrant's Registration Statement on Form N-1A (File No. 33-57684), filed on January 29, 1993.

** Refiled electronically herein. Initially filed as an exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on February 28, 1994.

*** Refiled electronically herein. Initially filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on July 8, 1993.

+ Refiled electronically herein. Initially filed as an exhibit to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-14, filed on October 21, 1994.

++ Refiled electronically herein. Initially filed as an exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A, filed on December 28, 1994.

= Refiled electronically herein. Initially filed as an exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, filed on April 7, 1995.

== Refiled electronically herein. Initially filed as an exhibit to Post-Effective Amendment No. 5 and Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, filed on April 7, 1995 and July 14, 1995, respectively.

=== Refiled electronically herein. Initially filed as an exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, filed on July 14, 1995.

++ Refiled electronically herein. Initially filed as an exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, filed on November 2, 1995.

Item 25. Persons Controlled by or under Common Control with Registrant.
         --------------------------------------------------------------

         No person is controlled by or under common control with Registrant.

Item 26. Number of Holders of Securities.
         --------------------------------


                    As of October 31, 1996, the number of record holders of each class of securities of the Registrant was as follows:





             Fund                                Number of Record Holders
             ----                                ------------------------
         Balanced Fund                                        0
         -------------
             Retail Class                                     0
             Institutional Class

         Diversified Fixed Income Fund
         -----------------------------
             Retail Class                                   122
             Institutional Class                            101

         Growth and Income Fund
         ----------------------
             Retail Class                                   238
             Institutional Class                            140

         Growth Stock Fund
         -----------------
             Retail Class                                   566
             Institutional Class                            136

         New Asia Growth Fund
         --------------------
             Retail Class                                   447
             Institutional Class                            146

         Short Intermediate U.S.
          Treasury Securities Fund
          ------------------------
             Retail Class                                    31
             Institutional Class                             74

         Tax-Free Securities Fund
         ------------------------
             Retail Class                                    11
             Institutional Class                             89

         Tax-Free Short Intermediate
          Securities Fund
          ---------------
             Retail Class                                    15
             Institutional Class                             47

         U.S. Treasury Securities Fund
         -----------------------------
             Retail Class                                    70
             Institutional Class                             12


Item 27.     Indemnification.
             ---------------

             Section 5.3 of Article V of the Registrant's Declaration of Trust provides:

                  (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                  (i) The Trustees shall provide for indemnification by the Trust (or by the appropriate Series thereof) to the fullest extent permitted by law of every person who is, or has been, a Trustee or officer of the Trust or any Series of the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer of the Trust or of any Series and against amounts paid or incurred by him in the settlement thereof;

                    (ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgements, amounts paid in settlement, fines, penalties and other liabilities.

                    (b) No indemnification shall be provided hereunder to a Trustee or Officer:

                    (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                    (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                    (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                    (A) by the court or other body approving the settlement or other disposition; or

                    (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

                    (C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                    (D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.3 may be advanced by the Trust prior to final disposition thereof upon receipt of any undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
          Section 5.3, provided that either:

                                    (i) such undertaking is secured by a surety
                           bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                                    (ii) a majority of the Disinterested
                           Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

                                    As used in this Section 5.3, a
                           "Disinterested Trustee" is one who is neither (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), as defined in the 1940 Act, nor (ii) involved in the claim, action, suit or proceeding.

Item 28. Business and Other Connections of Investment Adviser and Sub-Adviser.
         ---------------------------------------------------------------------

         a. INVESTMENT ADVISER. Hawaiian Trust Company, Limited serves as investment adviser to all of the Registrant's investment portfolios.

            To the knowledge of Registrant, none of the trustees or executive officers of Hawaiian Trust Company, Limited except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and executive officers of Hawaiian Trust Company, Limited who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee.

                                                            Principal Business(es) During at
Name                                    Position(s)         Least the Last Two Fiscal Years
----                                    -----------         -------------------------------
William E. Aull                         Director            President, Hawaii Pacific University
                                                            Owner/Manager, various Australian cattle/sheep
                                                            ranches.

Herbert M. Richards, Jr.                Director            President and Manager, Kahua
                                                            Ranch, Ltd.

K. Tim Yee                              Director            President and Chief Executive
                                                            Officer Queen Emmu Foundation

Frank McGee                             Senior Vice         Riggs National Bank
                                        President

         b. Sub-Adviser. Credit Lyonnais International Asset Management (HK) Limited ("Credit Lyonnais") serves as sub-adviser to New Asia Growth Fund.

                  To the knowledge of Registrant, none of the trustees or executive officers of Credit Lyonnais, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and executive officers of Credit Lyonnais who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee.

                                                                     Principal Business(es) During at
Name                                    Position(s)                  Least the Last Two Fiscal Years
----                                    -----------                  -------------------------------
Ghassan Alain                           Director                     Member of the General Management
  Hugues Hindie                                                      Committee of Credit Lyonnais S.A.;
                                                                     Head of Asset Management and
                                                                     Investor Relations Division

Thomas Douglas Tremayne                 Director                     Managing Director of CLIAM (HK),
  Waring                                                             Ltd.

David Peter Wong                        Director                     Group Finance Director of CLIAM
                                                                     (HK), Ltd.

Kim Teo Poh Jin                         Director                     Managing Director of CLIAM
                                                                     Singapore

Henry Dominic Chicheley                 Director                     Group Investment Director of
  Thornton                                                           CLIAM (HK), Ltd.

David Charles Robert                    Director                     Director of CLIAM North America
Harding

Paul Mack                               Director                     Managing Director of CLIAM Hong
                                                                     Kong


Item 29.          Principal Underwriter.
                  ----------------------

                  (a) BISYS Fund Services (formerly known as The Winsbury Company) acts as distributor and administrator for the Registrant. BISYS Fund Services also distributes the securities of The Riverfront Funds, Inc., the MMA Praxis Mutual Funds, the MarketWatch Funds, The Coventry Group, the Conestoga Family of Funds, the Pacific Capital Funds, The Parkstone Group of Funds, The HighMark Group, The Sessions Group, the American Performance Funds, AmSouth Mutual Funds, The Victory Portfolios, The ARCH Tax-Exempt Trust, the Qualivest Funds, the Summit Investment Trust, The M.S.D.&T Funds, Inc. and The ARCH Fund, Inc., each of which is a management investment company. The parent of BISYS Fund Services, Inc. (the sole general partner of BISYS Fund Services) is The BISYS Group, Inc.

                  (b) The following are the directors, officers and partners of BISYS Fund Services:

                                        Positions and                           Positions and
Name and Principal                      Offices with                            Offices with
Business Addresses                      BISYS Fund Services                     the Registrant
------------------                      -------------------                     --------------
The BISYS Group, Inc.                   Sole Shareholder                        None
150 Clove Road
Little Falls, NJ 07424

BISYS Fund Services, Inc.               Sole General Partner                    None
3435 Stelzer Avenue
Columbus, OH 43219

WC Subsidiary Corporation               Limited Partner                         None
150 Clove Road
Little Falls, NJ 07424



                  (c)      Not applicable.

Item 30.          Location of Accounts and Records.
                  ---------------------------------

                  Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

                  (1)      Pacific Capital Funds
                           3435 Stelzer Avenue
                           Columbus, OH 43219-3035
                           Attention:  Secretary
                           (Registrant)

                  (2)      Hawaiian Trust Company, Limited
                           Financial Plaza of the Pacific
                           111 S. King Street
                           Honolulu, Hawaii  96813
                           Attention:  Trust Investments
                           (Investment Adviser)

                  (3)      BISYS Fund Services
                           3435 Stelzer Avenue
                           Columbus, OH 43219-3035
                           (Manager, Administrator and Distributor)

                  (4)      Shereff, Friedman, Hoffman & Goodman, LLP
                           919 Third Avenue
                           New York, New York 10022
                           (Declaration of Trust, Bylaws, Minute Book)

                  (5)      Credit Lyonnais International Asset Management
                           (HK) Limited
                           8 Connaught Place
                           Hong Kong

Item 31.          Management Services.
                  --------------------

                  Other than as set forth under the captions "Management of the Funds" and "Other Information" in the Prospectus constituting Part A of this Registration Statement and "Management" and "Custodian" in the Statement of Additional Information constituting Part B of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 32.          Undertakings.
                  -------------

                  (a) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to Item 27, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  (b) Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a trustee or trustees if requested in writing by the holders of at least 10% of the Registrant's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.


                  (C) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Diego, and State of California on the 21st day of November, 1996.

                                                     PACIFIC CAPITAL FUNDS

                                                     By:  /s/ Irimga McKay
                                                          -------------------
                                                          Irimga McKay
                                                          President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated:

     Signature                                 Title                       Date
-------------------------------------------------------------------------------
/s/Irimga McKay                             President                   November 21, 1996
-----------------------------               (Principal Executive
(Irimga McKay)                              Officer)


           *                                Treasurer (Principal
----------------------------                Financial and Accounting
(Craig Warren)                              Officer)

           *                                Trustee and Chairman
----------------------------
(Deborah G. Patterson)

           *                                Trustee
----------------------------
(Douglas Philpotts)

           *                                Trustee
----------------------------
(Richard W. Gushman, II)

           *                                Trustee
----------------------------
(Stanley W. Hong)

           *                                Trustee
----------------------------
(Russell K. Okata)

           *                                Trustee
----------------------------
(Oswald K. Stender)

*By:    /s/Irimga McKay                                                 November 21, 1996
----------------------------
        (Irimga McKay
        Attorney-in-Fact)

                                                   EXHIBIT INDEX

         11                         Consent of Independent Auditors

         17(a)                      Financial Data Schedule for
                                    Diversified Fixed Income Fund--Retail Class

           (b) Financial Data Schedule for Diversified Fixed Income Fund -- Institutional Class

           (c)                      Financial Data Schedule for Growth and
                                    Income Fund -- Retail Class

           (d) Financial Data Schedule for Growth and Income Fund -- Institutional Class

           (e)                      Financial Data Schedule for Growth Stock
                                    Fund -- Retail Class

           (f) Financial Data Schedule for Growth Stock Fund -- Institutional Class

           (g)                      Financial Data Schedule for New Asia Growth
                                    Fund -- Retail Class

           (h) Financial Data Schedule for New Asia Growth Fund -- Institutional Class

           (i) Financial Data Schedule for Short Intermediate U.S. Treasury Securities Fund -- Retail Class

           (j) Financial Data Schedule for Short Intermediate U.S. Treasury Securities Fund -- Institutional Class

           (k) Financial Data Schedule for Tax-Free Securities Fund -- Retail Class

           (l) Financial Data Schedule for Tax-Free Securities Fund -- Institutional Class

           (m) Financial Data Schedule for Tax-Free Short Intermediate Securities Fund -- Retail Class

           (n) Financial Data Schedule for Tax-Free Short Intermediate Securities Fund -- Institutional Class

           (o) Financial Data Schedule for U.S. Treasury Securities Fund -- Retail Class

           (p) Financial Data Schedule for U.S. Treasury Securities Fund --Institutional Class

         19                         Power of Attorney